PRUDENTIAL ACTIVE BALANCED FUND
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                                               Supplement dated June 18, 1997 to
                                              Prospectus dated November 29, 1996
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         The Prospectus is hereby supplemented by replacing page 6 with the following:

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                              FINANCIAL HIGHLIGHTS
       (FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE PERIODS INDICATED)
                 (CLASS A, CLASS B, CLASS C AND CLASS Z SHARES)
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         The following financial highlights for Class A, Class B and Class C shares and for Class Z shares for the period ended March 31, 1997 are unaudited. The financial highlights for periods prior to the periods ended March 31, 1997 have been audited by Deloitte & Touche LLP, independent auditors, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a Class A, Class B, Class C and Class Z share of beneficial interest, respectively, outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. The information has been determined based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

                                     CLASS A     CLASS B     CLASS C                           CLASS Z
                                    ----------- ----------- ----------   -----------------------------------------------------------
                                    OCTOBER 31, OCTOBER 31, OCTOBER 31,                                                 JANUARY 4,
                                      1996(E)     1996(E)     1996(E)    SIX MONTHS                                      1993(A)
                                      THROUGH     THROUGH     THROUGH       ENDED         YEAR ENDED SEPTEMBER 30,       THROUGH
                                      MARCH 31,   MARCH 31,   MARCH 31,    MARCH 31,      ------------------------     SEPTEMBER 30,
                                        1997        1997        1997         1997        1996       1995       1994        1993
                                    ----------- ----------- -----------   -----------  --------   --------   --------    --------
                                    (UNAUDITED) (UNAUDITED) (UNAUDITED)   (UNAUDITED)
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ..$13.40       $13.40      $13.40     $  13.01    $  12.46   $  10.92    $ 11.05    $ 10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .................   .18          .14         .14          .20         .29(b)     .33(b)     .24(b)     .21(b)
Net realized and unrealized gain
 (loss) on investment transactions ....   .05          .06         .06          .43         .81       1.54       (.12)       .84
                                       ------       ------      ------     --------    --------   --------    -------    -------
 Total from investment operations .....   .23          .20         .20          .63        1.10       1.87        .12       1.05
                                       ------       ------      ------     --------    --------   --------    -------    -------
LESS DISTRIBUTIONS:
Dividends from net investment income ..  (.39)        (.39)       (.39)        (.39)       (.37)      (.29)      (.14)      --
Distributions from net realized gains .  (.78)        (.78)       (.78)        (.78)       (.18)      (.04)      (.11)      --
                                       ------       ------      ------     --------    --------   --------    -------    -------
 Total distributions .................. (1.17)       (1.17)      (1.17)       (1.17)       (.55)      (.33)      (.25)      --
                                       ------       ------      ------     --------    --------   --------    -------    -------
Net asset value, end of period ........$12.46       $12.43      $12.43     $  12.47    $  13.01   $  12.46    $ 10.92    $ 11.05
                                       ======       ======      ======     ========    ========   ========    =======    =======
TOTAL RETURN(D): ......................  1.50%        1.34%       1.34%        4.71%       9.11%     17.66%      1.07%     10.50%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000) .......$    2       $   50      $  197(f)  $145,529    $153,588   $133,352    $81,176    $38,786
Average net assets (000) ..............$    2       $    7      $  163(f)  $156,582    $142,026   $104,821    $58,992    $12,815
Ratios to average net assets(b):
 Expenses, including distribution
  fees ................................  1.21%(c)     1.96%(c)    1.96%(c)      .96%(c)    1.00%      1.00%      1.00%      1.00%(c)
 Expenses, excluding distribution
  fees ................................   .96%(c)      .96%(c)     .96%(c)      .96%(c)     N/A        N/A        N/A        N/A
 Net investment income ................  2.75%(c)     2.00%(c)    2.00%(c)     3.00%(c)    3.09%      3.53%      3.06%      2.68%(c)
Portfolio turnover rate ...............    23%          23%         23%          23%         51%        30%        40%        47%
Average commission rate paid
  per share ...........................$.0604       $.0604      $.0604     $  .0604    $  .0654        N/A        N/A        N/A

(a)   Commencement of investment operations.
(b)   Net of expense subsidy.
(c)   Annualized.
(d) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized. Total return includes the effect of expense subsidies.
(e)   Commencement of offering of Class A, B and C shares.
(f)   Figure is actual and not rounded to nearest thousand.
N/A-Data not required for these periods.

         The following information further supplements the Prospectus of the Fund.

FUND HIGHLIGHTS--WHO MANAGES THE FUND? AND
HOW THE FUND IS MANAGED--MANAGER

         The Prospectus is supplemented by adding the following information to pages 3 and 19:

         Effective May 1,1997, the Fund's Manager, formerly known as Prudential Mutual Fund Management LLC, changed its name to PrudentiaI Investments Fund Management LLC (PIFM).

SHAREHOLDER GUIDE

ALTERNATIVE PURCHASE PLAN

CLASS A SHARES

         REDUCTION AND WAIVER OF INITIAL SALES CHARGES. Class A shares may be purchased at net asset value (NAV) through Prudential Securities Incorporated (Prudential Securities) or Prudential Mutual Fund Services LLC (Transfer Agent), by investors in Individual Retirement Accounts, provided the purchase is made with the proceeds from a tax-free rollover of assets from a Benefit Plan for which The Prudential Investment Corporation, doing business as Prudential Investments, serves as the recordkeeper or administrator.

         PRUDENTIAL RETIREMENT PROGRAMS. Class A shares may be purchased at NAV by certain savings, retirement and deferred compensation plans, qualified or non-qualified under the Internal Revenue Code, for which The Prudential Insurance Company of America (Prudential) serves as the plan administrator or recordkeeper, provided that (i) the plan has at least $1 million in existing assets or 250 eligible employees and (ii) the Fund is an available investment option. These plans include pension, profit-sharing, stock-bonus or other employee benefit plans under Section 401 of the Internal Revenue Code, deferred compensation and annuity plans under Sections 457 or 403(b)(7) of the Internal Revenue Code and plans that participate in the Transfer Agent's PruArray and SmartPath Programs (benefit plan recordkeeping services) (hereafter referred to as a PruArray or SmartPath Plan). All plans of a company for which Prudential serves as plan administrator or recordkeeper are aggregated in meeting the $1 million threshold. The term "existing assets" as used herein includes stock issued by a plan sponsor, shares of Prudential Mutual Funds and shares of certain unaffiliated mutual funds that participate in the PruArray or SmartPath Program. "Existing assets" also include monies invested in The Guaranteed Interest Account (GIA), a group annuity insurance product issued by Prudential, and units of The Stable Value Fund (SVF), an unaffiliated bank collective fund. Class A shares may also be purchased at NAV by plans that have monies invested in GIA and SVF, provided (i) the purchase is made with the proceeds of a redemption from either GIA or SVF and (ii) Class A shares are an investment option of the plan.

         PruArray Association Benefit Plans. Class A shares are also offered at NAV to Benefit Plans or non-qualified plans sponsored by employers which are members of a common trade, professional or membership association (Association) that participate in the PruArray Program provided that the Association enters into a written agreement with Prudential. Such Benefit Plans or non-qualified plans may purchase Class A shares at net asset value without regard to the assets or number of participants in the individual employer's qualified plan(s) or non-qualified plans so long as the employers in the Association (i) have retirement plan assets in the aggregate of at least $1 million or 250 participants in the aggregate and (ii) maintain their accounts with the Fund's Transfer Agent.

         PruArray Savings Program. Class A shares are also offered at NAV to employees of companies that enter into a written agreement with Prudential Retirement Services to participate in the PruArray Savings Program. Under this Program, a limited number of Prudential Mutual Funds are available for purchase at NAV by Individual Retirement Accounts and Savings Accumulation Plans of the company's employees. The Program is available only to (i) employees who open an IRA or Savings Accumulation Plan account with the Fund's transfer agent and (ii) spouses of employees who open an IRA account with the Fund's transfer agent. The program is offered to companies that have at least 250 eligible employees.

         Special Rules Applicable to Retirement Plans. After a Benefit Plan or PruArray Plan qualifies to purchase Class A shares at NAV, all subsequent purchases will be made at NAV.

         OTHER WAIVERS. In addition, Class A shares may be purchased at NAV, through Prudential Securities or the Transfer Agent, by the following persons:
(i) officers and current and former Directors/Trustees of the Prudential Mutual Funds (including the Fund), (ii) empIoyees of Prudential Securities and PIFM and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent, (iii) employees of subadvisers of the Prudential MutuaI Funds provided that purchases at NAV are permitted by such person's employer, (iv) Prudential, employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries,
(v) registered representatives and employees of dealers who have entered into a selected dealer agreement with Prudential Securities provided that purchases at NAV are permitted by such person's employer and (vi) investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that (i) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities, or within one year in the case of Benefit Plans, (ii) the purchase is made with proceeds of a redemption of shares of any open-end, non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (iii) the financial adviser served as the client's broker on the previous purchase.

         You must notify the Transfer Agent either directly or through Prudential Securities or Prusec that you are entitled to the reduction or waiver of the sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares purchased upon the reinvestment of dividends and distributions. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.

CLASS Z SHARES

         Class Z shares are currently available for purchases by the following categories of investors: (i) pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code, deferred compensation plans and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code, and non-qualified plans for which the Fund is an available option (collectively, Benefit Plans); provided that such Benefit Plans (in combination with other plans sponsored by the same employer or group of related employers) have at least $50 million in defined contribution assets,
(ii) participants in any fee-based program or trust program sponsored by Prudential Securities, The Prudential Savings Bank, F.S.B. (or any affiliate) which includes mutual funds as investment options and for which the Fund is an available option, (iii) certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential, for whom Class Z shares of the Prudential Mutual Funds are an available investment option, (iv) Benefit Plans for which Prudential Retirement Services serves as recordkeeper and as of September 20, 1996 (a) were Class Z shareholders of the Prudential Mutual Funds or (b) executed a letter of intent to purchase Class Z shares of the Prudential Mutual Funds, (v) current and former Directors/Trustees of the Prudential Mutual Funds (including the Fund), and (vi) employees of Prudential and/or Prudential Securities who participate in a Prudential-sponsored employee savings plan.

HOW TO SELL YOUR SHARES

         In the case of redemptions from a PruArray or SmartPath Plan, if the proceeds of the redemption are invested in another investment option of the plan, in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.

CONTINGENT DEFERRED SALES CHARGES

WAIVER OF CONTINGENT DEFERRED SALES CHARGES--CLASS B SHARES

         SYSTEMATIC WITHDRAWAL PLAN. The contingent deferred sales charge (CDSC) will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually, on the earlier of March 1,1997 or the anniversary date of your purchase. The CDSC will be waived (or reduced) on redemptions until this threshold 12% amount is reached.

WAIVER OF CONTINGENT DEFERRED SALES CHARGES--CLASS C SHARES

         PRUARRAY OR SMARTPATH PLANS. The CDSC will be waived on redemptions from qualified and non-qualified retirement and deferred compensation plans that participate in the Transfer Agent's PruArray and SmartPath Programs.

MF 174 C-4 (6/18/97)

PRUDENTIAL ACTIVE BALANCED FUND

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PROSPECTUS DATED NOVEMBER 29, 1996
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Prudential Active Balanced Fund (the Fund) is a series of Prudential Dryden Fund (formerly The Prudential Institutional Fund) (the Company), a diversified, open-end, management investment company. The Fund's investment objective is to achieve total returns approaching equity returns, while accepting less risk than an all-equity portfolio, through an actively-managed portfolio of equity securities, fixed income securities and money market instruments. There can be no assurance that the Fund's investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies." The Fund's address is Gateway Center Three, Newark, NJ 07102-4077, and its telephone number is (800) 225-1852.

THE FUND RESERVES THE RIGHT TO BORROW MONEY FOR TEMPORARY, EXTRAORDINARY OR EMERGENCY PURPOSES OR FOR THE CLEARANCE OF TRANSACTIONS AND IN ORDER TO TAKE ADVANTAGE OF INVESTMENT OPPORTUNITIES, WHICH MAY BE CONSIDERED SPECULATIVE DUE TO THE INCREASED COSTS AND EXPENSES INVOLVED.

This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information, dated November 29, 1996, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Fund at the address or telephone number noted above.

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Investors are advised to read this Prospectus and retain it for future reference.
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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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                                 FUND HIGHLIGHTS
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         The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.

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WHAT IS PRUDENTIAL ACTIVE BALANCED FUND?

         Prudential Active Balanced Fund is a mutual fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Company is a diversified, open-end, management investment company.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

         The Fund's investment objective is to seek to achieve total returns approaching equity returns, while accepting less risk than an all-equity portfolio, through an actively-managed portfolio of equity securities, fixed income securities and money market instruments. The Fund's investments will be actively shifted among these asset classes in order to capitalize on intermediate term (i.e., 12 to 18 months) valuation opportunities and to maximize the Fund's total investment return. There can be no assurance that the Fund's investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies" at page 7.

RISK FACTORS AND SPECIAL CHARACTERISTICS

         With respect to the equity portion of the Fund, the Fund invests primarily in common stocks of established companies with growth prospects which are, in the opinion of the Fund's investment adviser, Jennison Associates Capital Corp. (Jennison), underappreciated by the market. These may include companies that are experiencing important changes in their business structure and management philosophy. The ability of the investment adviser to successfully identify these changes will be an important factor in the Fund's performance record. See "How the Fund Invests--Investment Objective and Policies" at page 7.

         The Fund may invest up to 15% of its total assets in equity securities and 20% of its total assets in debt securities of foreign issuers. Investing in securities of foreign companies and countries involves certain risks and considerations not typically associated with investments in domestic companies. See "How the Fund Invests--Risk Factors and Special Considerations of Investing in Foreign Securities" at page 14. The Fund may commit up to 20% of the value of its total assets to investment techniques such as dollar rolls, forward rolls and reverse repurchase agreements. See "How the Fund Invests--Investment Objective and Policies--Forward Rolls, Dollar Rolls and Reverse Repurchase Agreements" at page 9. The Fund may invest up to 5% of its total assets in non-investment grade debt securities or in unrated securities of comparable quality. Non-investment grade securities are securities rated lower than Baa by Moody's Investors Service, Inc. or BBB by Standard & Poor's Ratings Group and are commonly known as "junk bonds." These securities are considered speculative and are subject to a greater risk of loss of principal and interest than higher rated securities as well as greater price volatility. See "How the Fund Invests--Risk Factors Relating to Investing in Debt Securities Rated Below Investment Grade (Junk Bonds)" at page 14. The Fund also may engage in various hedging and return enhancement strategies and invest in derivative securities. See "How the Fund Invests--Hedging and Return Enhancement Strategies--Risks of Hedging and Return Enhancement Strategies" at page 18. As with an investment in any mutual fund, an investment in this Fund can decrease in value and you can lose money.

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WHO MANAGES THE FUND?

         Prudential Mutual Fund Management LLC (PMF or the Manager) is the manager of the Company and is compensated by the Fund for its services at an annual rate of .65 of 1% of average daily net assets of the Fund. As of October 31, 1996, PMF served as manager or administrator to 62 investment companies, including 40 mutual funds, with aggregate assets of approximately $53.4 billion. Jennison furnishes investment advisory services in connection with the management of the Fund under a Subadvisory Agreement with PMF. The Prudential Investment Corporation (PIC) invests available cash balances for the Fund through a joint repurchase agreement account. See "How the Fund is Managed--Manager" at page 19 and "How the Fund is Managed--Subadvisers" at page 19.

WHO DISTRIBUTES THE FUND'S SHARES?

         Prudential Securities Incorporated (Prudential Securities, PSI or the Distributor), a major securities underwriter and securities and commodities broker, acts as the Distributor of the Fund's Class A, Class B, Class C and Class Z shares. Prudential Securities is paid a distribution and service fee with respect to Class A shares which is currently being charged at the annual rate of .25 of 1% of the average daily net assets of the Class A shares and is paid a distribution and service fee with respect to Class B and Class C shares at an annual rate of 1% of the average daily net assets of each of the Class B and Class C shares. Prudential Securities incurs the expense of distributing the Fund's Class Z shares under a Distribution Agreement with the Company, none of which is reimbursed or paid for by the Fund. See "How the Fund is Managed--Distributor" at page 20.

WHAT IS THE MINIMUM INVESTMENT?

         The minimum initial investment is $1,000 per class for Class A and Class B shares and $5,000 for Class C shares. There is no minimum initial investment requirement for investors who qualify to purchase Class Z shares. The minimum subsequent investment is $100 for all classes, except for Class Z shares for which there is no such minimum. There is no minimum investment requirement for certain retirement and employee savings plans or custodial accounts for the benefit of minors. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Guide--How to Buy Shares of the Fund" at page 26 and "Shareholder Guide--Shareholder Services" at page 35.

HOW DO I PURCHASE SHARES?

         You may purchase shares of the Fund through Prudential Securities, Pruco Securities Corporation (Prusec) or directly from the Fund, through its transfer agent, Prudential Mutual Fund Services, Inc. (PMFS or the Transfer Agent), at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent or Prudential Securities plus a sales charge which may be imposed either (i) at the time of purchase (Class A shares) or(ii) on a deferred basis (Class B or Class C shares). Class Z shares are offered to a limited group of investors at NAV without any sales charge. Participants in programs sponsored by Prudential Retirement Services should contact their client representative for more information about Class Z shares. See "How the Fund Values its Shares" at page 22 and "Shareholder Guide--How to Buy Shares of the Fund" at page 26.

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WHAT ARE MY PURCHASE ALTERNATIVES?

         The Fund offers four classes of shares:

         o Class A Shares:  Sold with an initial sales charge of up to 5% of the offering price.

         o Class B Shares:  Sold without an initial sales charge but are subject to a contingent deferred sales charge or CDSC (declining from 5% to zero of the lower of the amount invested or the redemption proceeds) which will be imposed on certain redemptions made within six years of purchase. Although Class B shares are subject to higher ongoing distribution-related expenses than Class A shares, Class B shares will automatically convert to Class A shares (which are subject to lower ongoing distribution-related expenses) approximately seven years after purchase.

          o Class C Shares: Sold without an initial sales charge but, for one year after purchase, are subject to a CDSC of 1% on redemptions. Like Class B shares, Class C shares are subject to higher ongoing distribution-related expenses than Class A shares but do not convert to another class.

          o Class Z Shares: Sold without an initial or contingent deferred sales charge to a limited group of investors. Class Z shares are not subject to any ongoing service- or distribution-related expenses.

         See "Shareholder Guide--Alternative Purchase Plan" at page 27.

HOW DO I SELL MY SHARES?

         You may redeem your shares at any time at the NAV next determined after Prudential Securities or the Transfer Agent receives your sell order. However, the proceeds of redemptions of Class B and Class C shares may be subject to a CDSC. Participants in programs sponsored by Prudential Retirement Services should contact their client representative for more information about selling their Class Z shares. See "Shareholder Guide--How to Sell Your Shares" at page 30.

HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?

         The Fund expects to pay dividends of net investment income, if any, and distributions of any net capital gains at least annually. Dividends and distributions will be automatically reinvested in additional shares of the Fund at NAV without a sales charge unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 23.

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                                  FUND EXPENSES
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                                                    CLASS A SHARES    CLASS B SHARES            CLASS C SHARES   CLASS Z SHARES**
                                                    --------------    --------------            --------------   ----------------
SHAREHOLDER TRANSACTION EXPENSES_
    Maximum Sales Load Imposed on Purchases
     (as a percentage of offering price) ...........      5%               None                      None              None
    Maximum Deferred Sales Load (as a percentage of
     original purchase price or redemption proceeds,
     whichever is lower) ...........................     None     5% during the first year,     1% on redemptions      None
                                                                  decreasing by 1% annually     made within one
                                                                  to 1% in the fifth and sixth  year of purchase
                                                                  years and 0% the seventh
                                                                            year*
    Maximum Sales Load
     Imposed on Reinvested Dividends ...............     None              None                      None              None
    Redemption Fees ................................     None              None                      None              None
    Exchange Fee ...................................     None              None                      None              None

ANNUAL FUND OPERATING EXPENSES                      CLASS A SHARES    CLASS B SHARES            CLASS C SHARES   CLASS Z SHARES**
                                                    --------------    --------------            --------------   ----------------
(as a percentage of average net assets)
    Management Fees ................................     .65%              .65%                      .65%              .65%
    12b-1 Fees (After Reduction) ...................     .25%++           1.00%                     1.00%              None
    Other Expenses .................................     .24%              .24%                      .24%              .24%
                                                        ----              ----                      ----               ---
    Total Fund Operating Expenses
     (After Reduction) .............................    1.14%             1.89%                     1.89%              .89%
                                                        ====              ====                      ====               ===

                                                                                             1      3      5      10
EXAMPLE                                                                                    YEAR   YEARS  YEARS   YEARS
                                                                                           ----   -----  -----   -----
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:
      Class A ............................................................................  $61    $84    $110    $182
      Class B ............................................................................  $69    $89    $112    $192
      Class C ............................................................................  $29    $59    $102    $221
      Class Z ............................................................................  $ 9    $28    $ 49    $110
You would pay the following expenses on the same investment, assuming no redemption:
      Class A ............................................................................  $61    $84    $110    $182
      Class B ............................................................................  $19    $59    $102    $192
      Class C ............................................................................  $19    $59    $102    $221
      Class Z ............................................................................  $ 9    $28    $ 49    $110

The above example is based on restated data for the Fund's fiscal year ended September 30, 1996 which would be expected to have been incurred if the Fund operated in accordance with the new fee and operating expense arrangements which were effective October 31, 1996. The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

The purpose of this table is to assist investors in understanding the various types of costs and expenses that an investor in the Fund will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Fund is Managed." "Other Expenses" includes estimated operating expenses of the Fund for the fiscal year ended September 30, 1996, such as Trustees' and professional fees, registration fees, reports to shareholders and transfer agency and custodian (domestic and foreign) fees (but excludes foreign withholding taxes).

----------
* Class B shares will automatically convert to Class A shares approximately seven years after purchase. See "Shareholder Guide--Conversion Feature--Class B Shares."
** Prior to October 30, 1996, the Fund had one class of shares which became Class Z shares effective October 30, 1996.
+ Pursuant to rules of the National Association of Securities Dealers, Inc., the aggregate initial sales charges, deferred sales charges and asset-based sales charges (12b-1 fees) on shares of the Fund may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on each class of the Fund rather than on a per shareholder basis. Therefore, long-term Class B and Class C shareholders of the Fund may pay more in total sales charges than the economic equivalent of 6.25% of such shareholders' investment in such shares. See "How the Fund is Managed--Distributor."
++ Although the Class A Distribution and Service Plan provides that the Fund may pay a distribution fee of up to .30 of 1% per annum of the average daily net assets of the Class A shares, the Distributor has agreed to limit its distribution fees with respect to Class A shares of the Fund so as not to exceed .25 of 1% of the average daily net assets of the Class A shares for the fiscal year ending September 30, 1997. See "How the Fund is Managed--Distributor." Total Fund Operating Expenses would be 1.19% absent this limitation with respect to Class A shares.

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                              FINANCIAL HIGHLIGHTS
       (FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE INDICATED PERIODS)
                                (CLASS Z SHARES)
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         The following financial highlights have been audited by Deloitte & Touche LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a Class Z share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide -- Shareholder Services -- Reports to Shareholders." During these periods, no Class A, Class B or Class C shares were outstanding.

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                                                                                          JANUARY 4,
                                                                 YEAR ENDED                1993(A)
                                                                SEPTEMBER 30,              THROUGH
                                                       --------------------------------   SEPTEMBER
                                                          1996        1995        1994     30, 1993
                                                       --------    --------     -------    --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ................  $  12.46    $  10.92     $ 11.05    $ 10.00
                                                       --------    --------     -------    -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(b) ............................       .29         .33         .24        .21
Net realized and unrealized gain (loss) on investment
 and foreign currency transactions ..................       .81        1.54        (.12)       .84
                                                       --------    --------     -------    -------
 Total from investment operations ...................      1.10        1.87         .12       1.05
                                                       ========    ========     =======    =======
LESS DISTRIBUTIONS:
Dividends from net investment income ................      (.37)       (.29)       (.14)      --
Distributions from net realized income ..............      (.18)       (.04)       (.11)      --
                                                       --------    --------     -------    -------
 Total distributions ................................      (.55)       (.33)       (.25)      --
                                                       --------    --------     -------    -------
Net asset value, end of period ......................  $  13.01    $  12.46     $ 10.92    $ 11.05
                                                       ========    ========     =======    =======
TOTAL RETURN(D): ....................................      9.11%      17.66%       1.07%     10.50%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000) .....................  $153,588    $133,352     $81,176    $38,786
Average net assets (000) ............................  $142,026    $104,821     $58,992    $12,815
Ratios to average net assets(b):
 Expenses ...........................................      1.00%       1.00%       1.00%      1.00%(c)
 Net investment income ..............................      3.09%       3.53%       3.06%      2.68%(c)
Portfolio turnover rate .............................        51%         30%         40%        47%
Average commission rate paid per share ..............  $  .0654         N/A         N/A        N/A

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(a)   Commencement of investment operations.
(b)   Net of expense subsidy.
(c)   Annualized.
(d) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and other distributions. Total return for periods of less than a full year are not annualized. Total return includes the effect of expense subsidies.

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                              HOW THE FUND INVESTS
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INVESTMENT OBJECTIVE AND POLICIES

         THE FUND'S INVESTMENT OBJECTIVE IS TO SEEK TO ACHIEVE TOTAL RETURNS APPROACHING EQUITY RETURNS, WHILE ACCEPTING LESS RISK THAN AN ALL-EQUITY PORTFOLIO, THROUGH AN ACTIVELY-MANAGED PORTFOLIO OF EQUITY SECURITIES, FIXED INCOME SECURITIES AND MONEY MARKET INSTRUMENTS. THERE CAN BE NO ASSURANCE THAT THE FUND'S OBJECTIVE WILL BE ACHIEVED. See "Investment Objectives and Policies--Investment Policies Applicable to Prudential Active Balanced Fund" in the Statement of Additional Information.

         Jennison, the investment adviser to the Fund, uses the following ranges as the normal operating parameters for the securities to be purchased by the
Fund: (i) 40-75% of the total assets of the Fund will be invested in common stocks, preferred stocks and other equity-related securities; (ii) 25-60% of the total assets of the Fund will be invested in investment grade fixed income securities; and (iii) 0-35% of the total assets of the Fund will be invested in money market instruments. Within these parameters, at least 25% of the Fund's total assets will be invested in fixed income senior securities.

         The Fund's investments will be actively shifted among these asset classes in order to capitalize on intermediate term (i.e., 12 to 18 months) valuation opportunities and to maximize the Fund's total investment return. The equity component of this Fund will be invested in the common stocks, preferred stocks and other equity-related securities of companies that are expected to generate superior earnings growth or are attractively valued. The fixed income component of this Fund will be invested primarily in fixed income securities rated A or better by Moody's Investors Service, Inc. (Moody's) or Standard & Poor's Ratings Group (S&P Ratings) or, if not rated, determined by Jennison to be of comparable quality to securities so rated. However, the Fund also may invest up to 20% of the fixed income portion of its portfolio in securities rated Baa/BBB (or the equivalent rating of another nationally recognized statistical rating organization (NRSRO)) or, if not rated, determined by Jennison to be of comparable quality to securities so rated. The weighted average maturity of the fixed income component of the Fund will normally be between 5 and 25 years.

         Under normal market conditions at least 65% of the value of the Fund's total assets will be invested according to the above allocations. Within these allocations, the Fund's assets may be invested as follows: (i) up to 15% of the Fund's total assets, in common stocks, preferred stocks and other equity-related securities of foreign issuers; (ii) up to 20% of the Fund's total assets, in investment grade fixed income securities of foreign issuers; (iii) in mortgage-backed securities; (iv) in custodial receipts and asset-backed securities; and (v) in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

         In order to invest uncommitted cash balances, to maintain liquidity to meet redemptions, or for hedging or incidental return enhancement, the Fund may:
(i) enter into repurchase agreements, when-issued, delayed delivery and forward commitment transactions; (ii) lend its portfolio securities; (iii) purchase and sell put and call options on securities, stock indices and interest rate indices; (iv) purchase and sell futures contracts on stock indices and interest rate indices and options thereon and (v) purchase and sell futures contracts on securities.

         The Fund also may: (i) purchase and sell currency spot contracts; (ii) purchase and sell currency futures contracts and currency forward contracts; and
(iii) purchase and sell put and call options on currencies and on foreign currency futures contracts in each case to attempt to reduce risks associated with currency fluctuations.

         The Fund reserves the right as a defensive measure to hold temporarily other types of securities without limit, including high quality commercial paper, bankers' acceptances, non-convertible debt securities (corporate and government) or government and high quality money market securities of U.S. and non-U.S. issuers, or cash (foreign currencies or U.S. dollars), in such proportions as, in the opinion of Jennison, prevailing market, economic or political conditions warrant. The Fund may also temporarily hold cash and invest in high quality foreign or domestic money market instruments pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs. See "Other Investments and Policies" below.

         THE FUND'S INVESTMENT OBJECTIVE IS A FUNDAMENTAL POLICY AND THEREFORE MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE FUND'S OUTSTANDING VOTING SECURITIES, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940 (THE INVESTMENT COMPANY ACT). INVESTMENT POLICIES THAT ARE NOT FUNDAMENTAL MAY BE MODIFIED BY THE BOARD OF TRUSTEES OF THE COMPANY (TRUSTEES).

         U.S. GOVERNMENT SECURITIES

         The Fund may invest in securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. Not all U.S. Government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency. See "Investment Objectives and Policies--Investment Policies Applicable to Both Funds--U.S. Government Securities" in the Statement of Additional Information.

         CORPORATE AND OTHER DEBT OBLIGATIONS

         The Fund may invest in investment grade corporate and other debt obligations of domestic and foreign issuers, including convertible securities and money market instruments. See "Money Market Instruments" below. Bonds and other debt securities are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Investment grade debt securities are rated within the four highest quality grades as determined by Moody's (currently Aaa, Aa, A and Baa for bonds), or S&P Ratings (currently AAA, AA, A and BBB for bonds), or by another NRSRO or, in unrated securities which are of equivalent quality in the opinion of Jennison. Securities rated Baa by Moody's, although considered to be investment grade, lack outstanding investment characteristics and, in fact, have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make interest and principal payments than is the case with higher grade bonds. Such lower rated securities are subject to a greater risk of loss of principal and interest.

         NON-INVESTMENT GRADE FIXED INCOME SECURITIES

         Up to 5% of the total assets of the Fund may be invested in non-investment grade fixed income securities, including convertible securities. See "Convertible Securities, Warrants and Rights" below. Non-investment grade fixed income securities (those rated below Baa by Moody's or BBB by S&P Ratings or comparably rated by another NRSRO or unrated securities determined by Jennison to be of comparable quality) have speculative characteristics (including the possibility of default or bankruptcy of the issuers of such securities, market price volatility based upon interest rate sensitivity, questionable creditworthiness and relative liquidity of the secondary trading market). Because these securities have been found to be more sensitive to adverse economic changes or individual corporate developments and less sensitive to interest rate changes than higher-rated investments, an economic downturn could disrupt the market for these securities and adversely affect the value of these securities and the ability of issuers to repay principal and interest. See "Risk Factors Relating to Investing in Debt Securities Rated Below Investment Grade (Junk Bonds)" below.

         EQUITY-RELATED SECURITIES

         The Fund may invest in equity-related securities. Equity-related securities are common stocks, preferred stocks, rights, warrants and debt securities or preferred stocks which are convertible or exchangeable for common stocks or preferred stocks. See "Convertible Securities, Warrants and Rights" below.

         CONVERTIBLE SECURITIES, WARRANTS AND RIGHTS

         A convertible security is a bond, debenture, corporate note, preferred stock or other similar security that may be converted into or exchanged for a prescribed amount of common stock or other equity securities of the same or adifferent issuer within a particular period of time at a specified price or formula. A warrant or right entitles the holder to purchase equity securities at a specific price for a specific period of time. Convertible securities are senior to common stocks in a corporation's capital structure, but are usually subordinated to similar nonconvertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation dependent upon a market price advance in the convertible security's underlying common stock.

         In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock). As a fixed income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer. See "Risk Factors Relating to Investing in Debt Securities Rated Below Investment Grade (Junk Bonds)" below.

         In recent years, convertible securities have been developed which combine higher or lower current income with options and other features. The Fund may invest in these types of convertible securities.

         SECURITIES OF FOREIGN ISSUERS

         The Fund may invest a portion of its assets in fixed income securities and equity securities of foreign issuers (denominated in either U.S. or foreign currency). The Fund may purchase American Depositary Receipts (ADRs), which are U.S. dollar-denominated certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. bank and traded on a U.S. exchange or in an over-the-counter market. Generally, ADRs are in registered form. There are no fees imposed on the purchase or sale of ADRs when purchased from the issuing bank or trust company in the initial underwriting, although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of ADRs into the underlying securities. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (i) ADRs are U.S. dollar-denominated investments that are registered domestically, easily transferable, and for which market quotations are readily available; and (ii) issuers whose securities are represented by ADRs are usually subject to comparable auditing, accounting and financial reporting standards as domestic issuers.

         FORWARD ROLLS, DOLLAR ROLLS AND REVERSE REPURCHASE AGREEMENTS

         The Fund may commit up to 20% of the value of its total assets to investment techniques such as dollar rolls, forward rolls and reverse repurchase agreements. A forward roll is a transaction in which the Fund sells a security to a financial institution, such as a bank or broker-dealer, and simultaneously agrees to repurchase the same or similar security from the institution at a later date at an agreed upon price. With respect to mortgage-related securities, such transactions are often called "dollar rolls." In dollar roll transactions, the mortgage-related securities that are repurchased will bear the same coupon rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the roll period, the Fund forgoes principal and interest paid on the securities and is compensated by the difference between the current sales price and the forward price for the future purchase as well as by interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction.

         Reverse repurchase agreements involve sales by the Fund of portfolio securities to a financial institution concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities.

         Reverse repurchase agreements, forward rolls and dollar rolls involve the risk that the market value of the securities purchased by the Fund with the proceeds of the initial sale may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement, forward roll or dollar roll files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligations to repurchase the securities. The staff of the Securities and Exchange Commission
(SEC) has taken the position that reverse repurchase agreements, forward rolls and dollar rolls are to be treated as borrowings. The Company expects that under normal conditions most of the borrowings of the Fund will consist of such investment techniques rather than bank borrowings. See "Other Investments and Policies--Borrowing" below.

         CUSTODIAL RECEIPTS

         The Fund may acquire custodial receipts or certificates, such as CATS, TIGRs and FICO Strips, underwritten by securities dealers or banks, that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies or instrumentalities. The underwriters of these certificates or receipts generally purchase a U.S. Government security and deposit the security in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the U.S. Government security. Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon U.S. Government securities but are not U.S. Government securities and are neither insured nor guaranteed by the U.S. Government.

         MORTGAGE-BACKED SECURITIES

         Mortgage-backed securities represent interests in pools of mortgages. Principal and interest payments made on the mortgages in the pools are passed through to the holder of such securities. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government, or guaranteed by agencies or instrumentalities of the U.S. Government. Mortgage-backed securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

         Mortgage-backed securities include collateralized mortgage obligations
(CMOs), which are obligations fully collateralized by the portfolio of mortgaged or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMO as they are received, although certain classes of CMOs have priority over others for receipt of mortgage prepayments. Typically, CMOs are collateralized by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) or Federal Home Loan Mortgage Corporation (FHLMC) Certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (referred to below as Underlying Assets).

         CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special-purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (REMIC).

         In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of a CMO, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Underlying Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Underlying Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance compared to prevailing market yields on mortgage-backed securities.

         Unscheduled or early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to the sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Fund to a lower rate of return upon reinvestment of principal. Like other fixed income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities.

         ASSET-BACKED SECURITIES

         The Fund may purchase asset-backed securities that represent either fractional interests or participations in pools of leases, retail installment loans, or revolving credit receivables held by a trust or limited purpose finance subsidiary. Such asset-backed securities may be secured by the underlying assets (such as certificates for automobile receivables) or may be unsecured (such as credit card receivable securities). Depending on the structure of the asset-backed security, monthly or quarterly payments of principal and interest or interest only are passed-through or paid through to certificate holders. Asset-backed securities may be guaranteed up to certain amounts by guarantees, insurance, or letters of credit issued by a financial institution affiliated or unaffiliated with the originator of the pool.

         Underlying automobile sales contracts and credit card receivables are, of course, subject to prepayment (although to a lesser degree than mortgage pass-through securities), which may shorten the securities' weighted average life and reduce their overall return to certificate holders. On the other hand, asset-backed securities may present certain risks that are not presented by mortgage-backed securities. Primarily, these securities often do not have the benefit of a security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, the security interests in the underlying automobiles are often not transferred when the pool is created, with the resulting possibility that the collateral could be resold.

         Unlike traditional fixed income securities, interest and principal payments on asset-backed securities are made more frequently, usually monthly, and principal may be prepaid at any time. As a result, if the Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if the Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce yield to maturity. Certificate holders may also experience delays in payment if the full amounts due on underlying loans, leases or receivables are not realized because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. If consistent with its investment objective and policies, the Fund may invest in other asset-backed securities that may be developed in the future.

         TYPES OF CREDIT ENHANCEMENT. Mortgage-backed securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, those securities may contain elements of credit support, which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any fees for credit support, although the existence of credit support may increase the price of a security.

         LIQUIDITY PUTS

         The Fund may purchase instruments together with the right to resell the instruments at an agreed-upon price or yield, within a specified period prior to the maturity date of the instruments. This instrument is commonly known as a "liquidity put" or a "tender option bond."

         MONEY MARKET INSTRUMENTS

         The Fund may invest in high quality money market instruments, including commercial paper of a U.S. or non-U.S. company, foreign government securities, certificates of deposit, bankers' acceptances and time deposits of domestic and foreign banks, and obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. These obligations will be U.S. dollar denominated or denominated in a foreign currency. Money market instruments typically have a maturity of one year or less as measured from the date of purchase. The Fund may invest in money market instruments without limit for temporary defensive and cash management purposes. To the extent the Fund otherwise invests in money market instruments, it is subject to the limitations described above.

OTHER INVESTMENTS AND POLICIES

         BORROWING

         The Fund may borrow an amount equal to no more than 20% of the value of its total assets (calculated when the loan is made) from banks or through forward rolls, dollar rolls or reverse repurchase agreements to take advantage of investment opportunities, for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of its total assets to secure these borrowings. If the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings. The Fund will not purchase portfolio securities when borrowings exceed 5% of the value of its total assets. See "Investment Objectives and Policies--Investment Policies Applicable to Both Funds--Borrowing" in the Statement of Additional Information.

         ILLIQUID SECURITIES

         The Fund may hold up to 10% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable in securities markets either within or outside of the United States. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the Securities Act) and privately placed commercial paper that have a readily available market are not considered illiquid for purposes of this limitation. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Trustees. The Fund's investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities.See "Investment Restrictions" in the Statement of Additional Information. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.

         REPURCHASE AGREEMENTS

         The Fund will enter into repurchase agreements whereby the seller of the security agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The repurchase date is usually within a day or two of the original purchase, although it may extend over a number of months. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss. The Fund may participate in a joint repurchase account managed by PIC. See "Investment Objectives and Policies--Investment Policies Applicable to Both Funds--Repurchase Agreements" in the Statement of Additional Information.

         WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

         The Fund may purchase or sell securities (including equity securities) on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and/or yield to the Fund at the time of entering into the transaction. While the Fund will only purchase securities on a when-issued or delayed delivery basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of the Fund. At the time of delivery of the securities, the value may be more or less than the purchase price. The Fund's Custodian will maintain, in a segregated account of the Fund, cash or liquid assets having a value equal to or greater than the Fund's purchase commitments. Subject to this requirement, the Fund may purchase securities on such basis without limit. See "Investment Objectives and Policies--Investment Policies Applicable to Both Funds--When-Issued and Delayed Delivery Securities" in the Statement of Additional Information.

         SECURITIES LENDING

         The Fund may lend its portfolio securities to brokers or dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash or equivalent collateral or secures a letter of credit in favor of the Fund in an amount equal to at least 100%, determined daily, of the market value of the securities loaned which are maintained in a segregated account pursuant to applicable regulations. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. As a matter of fundamental policy, the Fund cannot lend more than 30% of the value of its total assets. See "Investment Objectives and Policies--Investment

Policies Applicable to Both Funds--Securities Lending" in the Statement of Additional Information. The Fund may pay reasonable administration and custodial fees in connection with a loan.

         SEGREGATED ACCOUNTS. The Fund will establish a segregated account with its Custodian, State Street Bank and Trust Company (State Street), in which it will maintain cash, U.S. Government securities, equity securities or other liquid, unencumbered assets equal in value to its obligations in respect of potentially leveraged transactions, including forward contracts, when-issued and delayed delivery securities, repurchase and reverse repurchase agreements, forward rolls, dollar rolls, futures contracts, written options and options on futures contracts (unless otherwise covered). The assets deposited in the segregated account will be marked-to-market daily.

RISK FACTORS AND SPECIAL CONSIDERATIONS OF INVESTING IN FOREIGN SECURITIES

         FOREIGN SECURITIES INVOLVE CERTAIN RISKS, WHICH SHOULD BE CONSIDERED CAREFULLY BY AN INVESTOR IN THE FUND. THESE RISKS INCLUDE POLITICAL OR ECONOMIC INSTABILITY IN THE COUNTRY OF THE ISSUER, THE DIFFICULTY OF PREDICTING INTERNATIONAL TRADE PATTERNS, THE POSSIBLE IMPOSITION OF EXCHANGE CONTROLS AND THE RISK OF CURRENCY FLUCTUATIONS. Such securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. Government, its instrumentalities or agencies. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States and there is a possibility of expropriation, confiscatory taxation or diplomatic developments which could affect investment.

         ADDITIONAL COSTS COULD BE INCURRED IN CONNECTION WITH THE FUND'S INTERNATIONAL INVESTMENT ACTIVITIES. Foreign brokerage commissions are generally higher than U.S. brokerage commissions. Increased custodian costsas well as administrative difficulties (such as the applicability of foreign laws to foreign custodians in various circumstances) may be associated with the maintenance of assets in foreign jurisdictions.

         If the security is denominated in a foreign currency, it will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's securities denominated in that currency. Such changes also will affect the Fund's income and distributions to shareholders. In addition, although the Fund will receive income in such currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after the Fund's income has been accrued and translated into U.S. dollars, the Fund could be required to liquidate portfolio securities to make such distributions, particularly in instances in which the amount of income the Fund is required to distribute is not immediately reduced by the decline in such currency. Similarly, if an exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred. The Fund may, but need not, enter into forward foreign currency exchange contracts, options on foreign currencies and futures contracts on foreign currencies and related options, for hedging purposes, including: locking-in the U.S. dollar price of the purchase or sale of securities denominated in a foreign currency; locking-in the U.S. dollar equivalent of dividends to be paid on such securities which are held by the Fund; and protecting the U.S. dollar value of such securities which are held by the Fund.

RISK FACTORS RELATING TO INVESTING IN DEBT SECURITIES RATED BELOW INVESTMENT GRADE (JUNK BONDS)

         The Fund may invest up to 5% of its total assets in non-investment grade debt securities, including convertible securities. Fixed income securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated (i.e., high yield or high risk) securities (commonly referred to as junk bonds) are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. The investment adviser considers both credit risk and market risk in making investment decisions for the Fund.

         Under adverse economic conditions, there is a risk that highly leveraged issuers may be unable to service their debt obligations or to repay their obligations upon maturity. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities and, from time to time, it may be more difficult to value high yield securities than more highly rated securities. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the investment adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices in calculating the Fund's net asset value.

         Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the debt portion of its portfolio and increasing the exposure of the Fund to the risks of high yield securities.

         From time to time, federal laws have been enacted which have required the divestiture by companies of their investments in high yield bonds and have limited the deductibility of interest by certain corporate issuers of high yield bonds. These types of laws could adversely affect the Fund's net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities. There is currently no legislation pending that would adversely impact the market for junk bonds. However, there can be no assurance that such legislation will not be proposed or enacted in the future.

HEDGING AND RETURN ENHANCEMENT STRATEGIES

         THE FUND MAY ALSO ENGAGE IN VARIOUS PORTFOLIO STRATEGIES TO REDUCE CERTAIN RISKS OF ITS INVESTMENTS AND TO ATTEMPT TO ENHANCE RETURN. THE FUND, AND THUS THE INVESTOR, MAY LOSE MONEY THROUGH THE UNSUCCESSFUL USE OF THESE STRATEGIES. These strategies currently include the use of derivatives, such as options, forward currency exchange contracts and futures contracts and options thereon. The Fund's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations and there can be no assurance that any of these strategies will succeed. See "Investment Objectives and Policies" and "Taxes" in the Statement of Additional Information. Jennison does not intend to buy all of these instruments or use all of these strategies to the full extent permitted unless it believes that doing so will help the Fund achieve its objective. New financial products and risk management techniques continue to be developed and the Fund may use these new investments and techniques to the extent consistent with its investment objective and policies.

         OPTIONS TRANSACTIONS

         THE FUND MAY PURCHASE AND WRITE (I.E., SELL) PUT AND CALL OPTIONS ON ANY SECURITIES IN WHICH IT MAY INVEST OR OPTIONS ON ANY SECURITIES INDEX BASED ON SECURITIES IN WHICH THE FUND MAY INVEST. THESE OPTIONS ARE TRADED ON U.S. OR FOREIGN SECURITIES EXCHANGES OR IN THE OVER-THE-COUNTER MARKET TO HEDGE ITS PORTFOLIO. The Fund may write covered put and call options to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of securities (or currencies) that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities (or currencies) it intends to purchase. The Fund may also purchase put and call options to offset previously written put and call options of the same series. See "Investment Objectives and Policies--Investment Policies Applicable to Both Funds--Options on Securities and Securities Indices" in the Statement of Additional Information.

         A CALL OPTION GIVES THE PURCHASER, IN EXCHANGE FOR A PREMIUM PAID, THE RIGHT FOR A SPECIFIED PERIOD OF TIME TO PURCHASE THE SECURITIES, SECURITIES IN THE INDEX OR CURRENCY SUBJECT TO THE OPTION AT A SPECIFIED PRICE (THE EXERCISE PRICE OR STRIKE PRICE). The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending upon the terms of the option contract, the underlying securities or a specified amount of cash to the purchaser upon receipt of the exercise price. When the Fund writes a call option, the Fund gives up the potential for gain on the underlying securities or currency in excess of the exercise price of the option during the period that the option is open.

         A PUT OPTION GIVES THE PURCHASER, IN RETURN FOR A PREMIUM, THE RIGHT, FOR A SPECIFIED PERIOD OF TIME, TO SELL THE SECURITIES OR CURRENCY SUBJECT TO THE OPTION TO THE WRITER OF THE PUT AT THE SPECIFIED EXERCISE PRICE. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities or currency underlying the option at the exercise price. The Fund might, therefore, be obligated to purchase the underlying securities or currency for more than their current market price.

         THE FUND WILL WRITE ONLY "COVERED" OPTIONS. A written option is covered if, as long as the Fund is obligated under the option, it (i) owns an offsetting position in the underlying security or currency or (ii) maintains in a segregated account cash or liquid assets in an amount equal to or greater than its obligation under the option. Under the first circumstance, the Fund's losses are limited because it owns the underlying security or currency; under the second circumstance, in the case of a written call option, the Fund's losses are potentially unlimited. See "Investment Objectives and Policies-- Investment Policies Applicable to Both Funds--Options on Securities and Securities Indices" in the Statement of Additional Information. There is no limitation on the amount of options the Fund may write.

         The Fund would normally purchase put options to hedge against a decline in the market value of securities in its portfolio (protective puts). The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price, upon exercise of the option, during the option period. Gains and losses on the purchase of protective puts would tend to be offset by countervailing changes in the value of underlying Fund securities. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreases below the exercise price sufficiently to cover the premium and transaction costs; otherwise, the Fund would realize a loss on the purchase of the put option. The Fund may also write a call option, which can serve as a limited short hedge because decreases in value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value.

         The Fund may purchase and sell put and call options on securities indices for hedging against a decline in the value of the securities owned by the Fund or against an increase in the market value of the type of securities in which the Fund may invest. Securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. When purchasing or selling securities index options, the Fund is subject to the risk that the value of its portfolio securities may not change as much as or more than the index because the Fund's investments generally will not match the composition of the index. See "Investment Objectives and Policies--Investment Policies Applicable to Both Funds--Options on Securities and Securities Indices" and "Taxes" in the Statement of Additional Information.

         FUTURES CONTRACTS AND OPTIONS THEREON

         THE FUND MAY PURCHASE AND SELL FINANCIAL FUTURES CONTRACTS AND OPTIONS THEREON WHICH ARE TRADED ON A COMMODITIES EXCHANGE OR BOARD OF TRADE TO REDUCE CERTAIN RISKS OF ITS INVESTMENTS AND TO ATTEMPT TO ENHANCE RETURN IN ACCORDANCE WITH REGULATIONS OF THE COMMODITY FUTURES TRADING COMMISSION (CFTC). THE FUND, AND THUS THE INVESTOR, MAY LOSE MONEY THROUGH THE UNSUCCESSFUL USE OF THESE STRATEGIES. These futures contracts and related options will be on securities, securities indices, interest rate indices and foreign currencies. A futures contract is an agreement to purchase or sell an agreed amount of securities or currencies at a set price for delivery in the future. A stock index futures contract is an agreement to purchase or sell cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. The Fund may purchase and sell futures contracts or related options as a hedge against changes in market conditions.

         The Fund may not purchase or sell futures contracts and related options to attempt to enhance return, if immediately thereafter the sum of the amount of initial margin deposits on the Fund's existing futures and options on futures and premiums paid for such related options would exceed 5% of the liquidation value of the Fund's total assets. The Fund may purchase and sell futures contracts and related options, without limitation, for bona fide hedging purposes in accordance with regulations of the CFTC (i.e., to reduce certain risks of its investments). The value of all futures contracts sold will not exceed the total market value of the Fund's portfolio.

         Futures contracts and related options are generally subject to segregation and coverage requirements of the CFTC or the SEC. If the Fund does not hold the security or currency underlying the futures contract, the Fund will be required to segregate on an ongoing basis with its Custodian cash or liquid assets in an amount at least equal to the Fund's obligations with respect to such futures contracts.

         THE FUND'S SUCCESSFUL USE OF FUTURES CONTRACTS AND RELATED OPTIONS DEPENDS UPON THE INVESTMENT ADVISER'S ABILITY TO PREDICT THE DIRECTION OF THE MARKET AND IS SUBJECT TO VARIOUS ADDITIONAL RISKS. The correlation between movements in the price of a futures contract and the movements in the index or price of the currencies underlying the futures contract is imperfect and there is a risk that the value of the indices or currencies underlying the futures contract may increase or decrease at a greater rate than the related futures contracts resulting in losses to the Fund. Certain futures exchanges or boards of trade have established daily limits on the amount that the price of futures contracts or related options may vary, either up or down, from the previous day's settlement price. These daily limits may restrict the Fund's ability to purchase or sell certain futures contracts or related options on any particular day.

         The Fund's ability to enter into futures contracts and options thereon is limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company. See "Investment Objectives and Policies" and "Taxes" in the Statement of Additional Information.

         FORWARD CURRENCY EXCHANGE CONTRACTS

         THE FUND MAY ENTER INTO FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS TO PROTECT THE VALUE OF ITS ASSETS AGAINST FUTURE CHANGES IN THE LEVEL OF CURRENCY EXCHANGE RATES AND MAY PURCHASE AND SELL FOREIGN CURRENCY FORWARD CONTRACTS, FUTURES CONTRACTS ON FOREIGN CURRENCY, AND OPTIONS ON FUTURES CONTRACTS ON FOREIGN CURRENCY TO PROTECT AGAINST THE EFFECT OF ADVERSE CHANGES ON FOREIGN CURRENCIES. The Fund may enter into such contracts on a spot, i.e., cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract. These contracts are traded in the market conducted directly between currency traders (typically large commercial banks) and their customers. See "Investment Objectives and Policies--Investment Policies Applicable to Prudential Active Balanced Fund--Foreign Currency Forward Contracts, Options and Futures Transactions" in the Statement of Additional Information.

         THE FUND'S DEALINGS IN FORWARD CONTRACTS WILL BE LIMITED TO HEDGING INVOLVING EITHER SPECIFIC TRANSACTIONS OR PORTFOLIO POSITIONS. When the Fund invests in foreign securities, it may enter into forward contracts in several circumstances to protect the value of its assets. The Fund may not use forward contracts, options on foreign currencies, futures contracts on foreign currencies and options on such contracts in order to generate income, although the use of such contracts may incidentally generate income. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest or dividends receivable and Fund expenses. Position hedging is the sale of a foreign currency with respect to portfolio security positions denominated or quoted in that currency or in a different currency (cross hedge). Although there are no limits on the number of forward contracts which the Fund may enter into, the Fund may not position hedge (including cross hedges) with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of forward currency) of the securities being hedged. See "Investment Objectives and Policies" in the Statement of Additional Information.

         RISKS OF HEDGING AND RETURN ENHANCEMENT STRATEGIES

         PARTICIPATION IN THE OPTIONS OR FUTURES MARKETS AND IN CURRENCY EXCHANGE TRANSACTIONS INVOLVES INVESTMENT RISKS AND TRANSACTION COSTS TO WHICH THE FUND WOULD NOT BE SUBJECT ABSENT THE USE OF THESE STRATEGIES. THE FUND, AND THUS THE INVESTOR, MAY LOSE MONEY THROUGH THE UNSUCCESSFUL USE OF THESE STRATEGIES. If the investment adviser's predictions of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options, foreign currency and futures contracts and options on futures contracts include (1) dependence on the investment adviser's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time;
(5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (6) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with hedging transactions. See "Taxes" in the Statement of Additional Information.

         The Fund will generally purchase options and futures on an exchange only if there appears to be a liquid secondary market for such options or futures; the Fund will generally purchase OTC options only if the investment adviser believes that the other party to options will continue to make a market for such options. However, there can be no assurance that a liquid secondary market will continue to exist or that the other party will continue to make a market. Thus, it may not be possible to close an options or futures transaction. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge its portfolio. There is also the risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or related option.

INVESTMENT RESTRICTIONS

         The Fund is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

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                             HOW THE FUND IS MANAGED
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         THE COMPANY HAS A BOARD OF TRUSTEES WHICH, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUND'S MANAGER, SUBADVISER AND DISTRIBUTOR, DECIDES UPON MATTERS OF GENERAL POLICY. THE FUND'S MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE FUND. THE FUND'S SUBADVISERS FURNISH DAILY INVESTMENT ADVISORY SERVICES.

         For the fiscal year ended September 30, 1996, total expenses as a percentage of average net assets were 1.00% for Class Z shares. No Class A, Class B or Class C shares of the Fund were outstanding during this period.

MANAGER

         PRUDENTIAL MUTUAL FUND MANAGEMENT LLC (PMF OR THE MANAGER), GATEWAY CENTER THREE, NEWARK, NEW JERSEY 07102-4077, IS THE MANAGER OF THE COMPANY AND IS COMPENSATED FOR ITS SERVICES AT AN ANNUAL RATE OF .65 OF 1% OF THE FUND'S AVERAGE DAILY NET ASSETS. It was established as a New York limited liability company in 1996. See "Manager and Subadvisers" in the Statement of Additional Information. Prior to October 30, 1996, the manager of the Fund was Prudential Institutional Fund Management, Inc. It was compensated for its services at an annual rate of .70 of 1% of the Fund's average daily net assets.

         As of October 31, 1996, PMF served as the manager to 40 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 22 closed-end investment companies with aggregate assets of approximately $53.4 billion.

         Under the Management Agreement with the Company, PMF manages the investment operations of the Fund and also administers the Company's business affairs. See "Manager and Subadvisers" in the Statement of Additional Information.

SUBADVISERS

         JENNISON ASSOCIATES CAPITAL CORP. (JENNISON OR THE SUBADVISER), 466 LEXINGTON AVENUE, NEW YORK, NEW YORK, 10017, IS THE SUBADVISER TO THE COMPANY. It was incorporated in 1969 under the laws of the State of New York. As of October 31, 1996, Jennison had over $31 billion in assets under management for institutional and mutual fund clients.

         PURSUANT TO A SUBADVISORY AGREEMENT WITH PMF, JENNISON FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE FUND AND IS COMPENSATED BY PMF FOR ITS SERVICES AT AN ANNUAL RATE OF .30 OF 1% OF THE FUND'S AVERAGE DAILY NET ASSETS UP TO AND INCLUDING $300 MILLION AND .25 OF 1% OF THE FUND'S AVERAGE DAILY NET ASSETS IN EXCESS OF $300 MILLION.

         Under the Subadvisory Agreement, Jennison, subject to the supervision of PMF, is responsible for managing the assets of the Fund in accordance with its investment objective, investment program and policies. Jennison determines what securities and other instruments are purchased and sold for the Fund and is responsible for obtaining and evaluating financial data relevant to the Fund.

         BRADLEY GOLDBERG IS THE PORTFOLIO MANAGER AND PETER REINEMANN AND G. TODD SILVA ARE ASSOCIATE PORTFOLIO MANAGERS OF THE FUND. Mr. Goldberg is an Executive Vice President of Jennison, and is responsible for the day-to-day management of the Fund. Mr. Goldberg has managed the Fund since its inception in January 1993 and has been employed as a portfolio manager at Jennison since 1974. Mr. Goldberg also serves as the portfolio manager of the Prudential Jennison Growth & Income Fund, a series of the Prudential Jennison Series Fund, Inc., which is a registered investment company. Mr. Reinemann, a Senior Vice President and Director, joined Jennison in 1992 as an associate portfolio manager. Prior to that time, he served as a Vice President at Paribas Asset Management, Inc. Mr. Silva, a Senior Vice President of Jennison, joined Jennison in June 1996. He was previously a Vice President and assistant portfolio manager in the Growth & Income Group at Scudder, Stevens & Clark Inc. and an equity analyst at Putnam Investments. Mr. Reinemann and Mr. Silva are also Associate Portfolio Managers of the Prudential Jennison Growth & Income Fund.

         THE PRUDENTIAL INVESTMENT CORPORATION (PIC), 751 BROAD STREET, NEWARK, NEW JERSEY 07102, INVESTS AVAILABLE CASH BALANCES FOR THE FUND THROUGH A JOINT REPURCHASE AGREEMENT ACCOUNT. The Manager reimburses PIC for the reasonable costs and expenses it incurs in providing such services.

         PMF, Jennison and PIC are wholly owned subsidiaries of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company, and are part of Prudential Investments, a business group of Prudential.

DISTRIBUTOR

         PRUDENTIAL SECURITIES INCORPORATED (PRUDENTIAL SECURITIES OR PSI), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS A CORPORATION ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE CLASS A, CLASS B, CLASS C AND CLASS Z SHARES OF THE FUND. IT IS AN INDIRECT, WHOLLY OWNED SUBSIDIARY OF PRUDENTIAL.

         UNDER SEPARATE DISTRIBUTION AND SERVICE PLANS (THE CLASS A PLAN, THE CLASS B PLAN AND THE CLASS C PLAN, COLLECTIVELY, THE PLANS) ADOPTED BY THE FUND UNDER RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT AND A DISTRIBUTION AGREEMENT (THE DISTRIBUTION AGREEMENT), PRUDENTIAL SECURITIES (ALSO THE DISTRIBUTOR) INCURS THE EXPENSES OF DISTRIBUTING THE FUND'S CLASS A, CLASS B AND CLASS C SHARES. PRUDENTIAL SECURITIES ALSO INCURS THE EXPENSES OF DISTRIBUTING THE FUND'S CLASS Z SHARES UNDER THE DISTRIBUTION AGREEMENT, NONE OF WHICH IS REIMBURSED BY OR PAID FOR BY THE FUND. These expenses include commissions and account servicing fees paid to, or on account of, financial advisers of Prudential Securities and Pruco Securities Corporation (Prusec), an affiliated broker-dealer, commissions and account servicing fees paid to, or on account of, other broker-dealers or financial institutions (other than national banks) which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of Prudential Securities and Prusec associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.

         Under the Plans, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

         UNDER THE CLASS A PLAN, THE FUND MAY PAY PRUDENTIAL SECURITIES FOR ITS DISTRIBUTION-RELATED EXPENSES WITH RESPECT TO CLASS A SHARES AT AN ANNUAL RATE OF UP TO .30 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES. The Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares. Prudential Securities has agreed to limit its distribution-related fees payable under the Class A Plan to .25 of 1% of the average daily net assets of the Class A shares for the fiscal year ending September 30, 1997.

         UNDER THE CLASS B AND CLASS C PLANS, THE FUND PAYS PRUDENTIAL SECURITIES FOR ITS DISTRIBUTION-RELATED EXPENSES WITH RESPECT TO CLASS B AND CLASS C SHARES AT AN ANNUAL RATE OF 1% OF THE AVERAGE DAILY NET ASSETS OF EACH OF THE CLASS B AND CLASS C SHARES. The Class B and Class C Plans provide for the payment to Prudential Securities of (i) an asset-based sales charge of .75 of 1% of the average daily net assets of the Class B and Class C shares, respectively, and (ii) a service fee of .25 of 1% of the average daily net assets of each of the Class B and Class C shares. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts. Prudential Securities also receives contingent deferred sales charges from certain redeeming shareholders. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges."

         Distribution expenses attributable to the sale of shares of the Fund will be allocated to each class based upon the ratio of sales of each class to the sales of all shares of the Fund other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

         Each Plan provides that it shall continue in effect from year to year provided that a majority of the Trustees of the Company, including a majority of the Trustees who are not "interested persons" of the Company (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the Rule 12b-1 Trustees), vote annually to continue the Plan. Each Plan may be terminated at any time by vote of a majority of the Rule 12b-1 Trustees or of a majority of the outstanding shares of the applicable class of the Fund. The Fund will not be obligated to pay expenses incurred under any Plan if it is terminated or not continued.

         In addition to distribution and service fees paid by the Fund under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments to dealers and other persons which distribute shares of the Fund (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

         The Distributor is subject to the rules of the National Association of Securities Dealers, Inc. (NASD) governing maximum sales charges. See "Distributor" in the Statement of Additional Information.

         On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators (with the exception of the Texas Securities Commissioner who joined the settlement on January 18, 1994) and the NASD to resolve allegations that from 1980 through 1990 PSI sold certain limited partnership interests in violation of securities laws to persons for whom such securities were not suitable and misrepresented the safety, potential returns and liquidity of these investments. Without admitting or denying the allegations asserted against it, PSI consented to the entry of an SEC Administrative Order which stated that PSI's conduct violated the federal securities laws, directed PSI to cease and desist from violating the federal securities laws, pay civil penalties, and adopt certain remedial measures to address the violations.

         Pursuant to the terms of the SEC settlement, PSI agreed to the imposition of $10,000,000 civil penalty, established a settlement fund in the amount of $330,000,000 and procedures to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for the purposes of the settlement fund. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action.

         In October 1994, a criminal complaint was filed with the United States Magistrate for the Southern District of New York alleging that PSI committed fraud in connection with the sale of certain limited partnership interests in violation of federal securities laws. An agreement was simultaneously filed to defer prosecution of these charges for a period of three years from the signing of the agreement, provided that PSI complies with the terms of the agreement. If, upon completion of the three year period, PSI has complied with the terms of the agreement, no prosecution will be instituted by the United States for the offenses charged in the complaint. If on the other hand, during the course of the three year period, PSI violates the terms of the agreement, the U.S. Attorney can then elect to pursue these charges. Under the terms of the agreement, PSI agreed, among other things, to pay an additional $330,000,000 into the fund established by the SEC to pay restitution to investors who purchased certain PSI limited partnership interests.

         For more detailed information concerning the foregoing matters, see "Distributor" in the Statement of Additional Information, a copy of which may be obtained at no cost by calling 1-800-225-1852.

         The Company is not affected by PSI's financial condition and is an entirely separate legal entity from PSI, which has no beneficial ownership therein and the Fund's assets which are held by State Street, an independent custodian, are separate and distinct from PSI.

FEE WAIVERS AND SUBSIDY

         PMF may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. Fee waivers and expense subsidies will increase the Fund's total return. See "Performance and Yield Information" in the Statement of Additional Information and "Fund Expenses" above.

PORTFOLIO TRANSACTIONS

         Prudential Securities may act as a broker or futures commission merchant for the Fund provided that the commissions, fees or other remuneration it receives are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

         State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Company.

         Prudential Mutual Fund Services, Inc. (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and in those capacities maintains certain books and records for the Fund. PMFS is a wholly owned subsidiary of PMF. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.

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                         HOW THE FUND VALUES ITS SHARES
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         THE FUND'S NET ASSET VALUE PER SHARE OR NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. NAV IS CALCULATED SEPARATELY FOR EACH CLASS. For valuation purposes, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. THE TRUSTEES FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF THE FUND'S NAV TO BE AS OF 4:15 P.M., NEW YORK TIME.

         Portfolio securities are valued based on market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Company's Trustees. See "Net Asset Value" in the Statement of Additional Information.

         The Fund will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Fund or days on which changes in the value of the Fund's portfolio securities do not materially affect the NAV. The New York Stock Exchange is closed on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. See "Net Asset Value" in the Statement of Additional Information.

         Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The NAV of Class Z shares will generally be higher than the NAV of the other three classes because Class Z shares are not subject to any distribution and/or service fees. It is expected, however, that the NAV of the four classes will tend to converge immediately after the recording of dividends, which will differ by approximately the amount of any distribution and/or service fee expense accrual differential among the classes.

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                       HOW THE FUND CALCULATES PERFORMANCE
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         FROM TIME TO TIME THE FUND MAY ADVERTISE ITS TOTAL RETURN (INCLUDING "AVERAGE ANNUAL" TOTAL RETURN AND "AGGREGATE" TOTAL RETURN) AND YIELD IN ADVERTISEMENTS OR SALES LITERATURE. TOTAL RETURN AND YIELD ARE CALCULATED SEPARATELY FOR CLASS A, CLASS B, CLASS C AND CLASS Z SHARES. These figures are based on historical earnings and are not intended to indicate future performance. The "total return" shows how much an investment in the Fund would have increased (decreased) over a specified period of time (i.e., one, five or ten years or since inception of the Fund) assuming that all distributions and dividends by the Fund were reinvested on the reinvestment dates during the period and less all recurring fees. The "aggregate" total return reflects actual performance over a stated period of time. "Average annual" total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return if performance had been constant over the entire period. "Average annual" total return smooths out variations in performance and takes into account any applicable initial or contingent deferred sales charges. Neither "average annual" total return nor "aggregate" total return takes into account any federal or state income taxes which may be payable upon redemption. The "yield" refers to the income generated by an investment in the Fund over a one-month or 30-day period. This income is then "annualized;" that is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period. The Fund also may include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., and other industry publications, business periodicals and market indices. See "Performance and Yield Information" in the Statement of Additional Information. Further performance information will be contained in the Fund's annual and semi-annual reports to shareholders, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

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                       TAXES, DIVIDENDS AND DISTRIBUTIONS
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         TAXATION OF THE FUND

         THE FUND HAS ELECTED TO QUALIFY AND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE INTERNAL REVENUE CODE). ACCORDINGLY, THE FUND WILL NOT BE SUBJECT TO FEDERAL INCOME TAXES ON ITS NET INVESTMENT INCOME AND CAPITAL GAINS, IF ANY, THAT IT DISTRIBUTES TO ITS SHAREHOLDERS.

         The Fund may, from time to time, invest in Passive Foreign Investment Companies (PFICs). PFICs are foreign corporations which derive a majority of their income from passive sources. For tax purposes, the Fund's investments in PFICs are subject to special tax provisions that may result in the taxation of certain gains realized by the Fund. See "Taxes" in the Statement of Additional Information.

         In addition, under the Internal Revenue Code, special rules apply to the treatment of certain options and futures contracts (Section 1256 contracts). At the end of each year, such investments held by the Fund will be required to be "marked-to-market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these "deemed sales" and on actual dispositions may be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. See "Taxes" in the Statement of Additional Information.

         Gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of foreign currency between the date of acquisition of the security and the date of disposition are treated as ordinary gain or loss. These gains or losses increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If currency fluctuation losses exceed other investment company taxable income during a taxable year, distributions made by the Fund during the year would be characterized as a return of capital to shareholders, reducing the shareholder's basis in his or her Fund shares.

         The Fund may incur foreign income taxes in connection with some of its foreign investments.

TAXATION OF SHAREHOLDERS

         All dividends out of net investment income, together with distributions of net short-term capital gains, will be taxable as ordinary income to the shareholder whether or not reinvested. Any net long-term capital gains distributed to shareholders will be taxable as such to the shareholder, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum long-term capital gains rate for corporate shareholders is currently the same as the maximum tax rate for ordinary income. The maximum long-term capital gains rate for individual shareholders is currently 28% and the maximum tax rate for ordinary income is 39.6%.

         Any gain or loss realized upon a sale or redemption of shares by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held more than one year and otherwise as short-term capital gain or loss. Any such loss, however, on shares that are held for six months or less, will be treated as a long-term capital loss to the extent of any capital gain distributions received by the shareholder.

         The Fund has obtained opinions of counsel to the effect that neither
(i) the conversion of Class B shares into Class A shares nor (ii) the exchange of Class B or Class C shares for Class A or Class Z shares or the exchange of Class A shares for Class Z shares constitutes a taxable event for federal income tax purposes. However, such opinions are not binding on the Internal Revenue Service.

         WITHHOLDING TAXES

         Under U.S. Treasury Regulations, the Fund is required to withhold and remit to the U.S. Treasury 31% of dividend, capital gain income and redemption proceeds, payable on the accounts of those shareholders who fail to furnish their tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax law.

         Shareholders are urged to consult their own tax advisers regarding specific questions as to federal, state or local taxes. See "Taxes" in the Statement of Additional Information.

         DIVIDENDS AND DISTRIBUTIONS

         THE FUND EXPECTS TO PAY DIVIDENDS OF NET INVESTMENT INCOME, IF ANY, AND TO MAKE DISTRIBUTIONS OF ANY CAPITAL GAINS IN EXCESS OF NET LONG-TERM CAPITAL LOSSES AT LEAST ANNUALLY. Dividends paid by the Fund with respect to each class of shares, to the extent any dividends are paid, will be calculated in the same manner, at the same time, on the same day and will be in the same amount except that each class will bear its own distribution and/or service fee charges, generally resulting in lower dividends for Class B and Class C shares in relation to Class A and Class Z shares and lower dividends for Class A shares in relation to Class Z shares. Distribution of net capital gains, if any, will be paid in the same amount for each class of shares. See "How the Fund Values its Shares."

         DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN ADDITIONAL FUND SHARES, BASED ON THE NAV OF EACH CLASS ON THE RECORD DATE OR SUCH OTHER DATE AS THE TRUSTEES MAY DETERMINE, UNLESS THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE RECORD DATE TO RECEIVE SUCH DIVIDENDS AND DISTRIBUTIONS IN CASH. Such election should be submitted to Prudential Mutual Fund Services, Inc., Attn: Account Maintenance Unit, P.O. Box 15015, New Brunswick, New Jersey 08906-5015. The Fund will notify each shareholder after the close of the Fund's taxable year both of the dollar amount and the taxable status of that year's dividends and distributions on a per share basis. If you hold shares through Prudential Securities, you should contact your financial adviser to elect to receive dividends and distributions in cash.

         WHEN THE FUND GOES "EX-DIVIDEND," ITS NAV IS REDUCED BY THE AMOUNT OF THE DIVIDEND OR DISTRIBUTION. IF YOU BUY SHARES JUST PRIOR TO THE EX-DIVIDEND DATE (WHICH GENERALLY OCCURS FOUR BUSINESS DAYS PRIOR TO THE RECORD DATE), THE PRICE YOU PAY WILL INCLUDE THE DIVIDEND OR DISTRIBUTION AND A PORTION OF YOUR INVESTMENT WILL BE RETURNED TO YOU AS A TAXABLE DISTRIBUTION. YOU SHOULD, THEREFORE, CONSIDER THE TIMING OF DIVIDENDS WHEN MAKING YOUR PURCHASES.

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                               GENERAL INFORMATION
--------------------------------------------------------------------------------

DESCRIPTION OF SHARES

         THE COMPANY WAS ESTABLISHED AS A DELAWARE BUSINESS TRUST ON MAY 11, 1992. THE COMPANY IS AUTHORIZED TO ISSUE AN UNLIMITED NUMBER OF SHARES OF BENEFICIAL INTEREST, $.001 PAR VALUE PER SHARE, DIVIDED INTO TWO SERIES OR PORTFOLIOS, THE FUND AND PRUDENTIAL STOCK INDEX FUND. THE FUND IS FURTHER DIVIDED INTO FOUR CLASSES OF SHARES, DESIGNATED CLASS A, CLASS B, CLASS C AND CLASS Z. Prudential Stock Index Fund offers one class of shares. Each class of beneficial interest of the Fund represents an interest in the same assets of the Fund and is identical in all respects except that (i) each class (with the exception of Class Z shares) is subject to different sales charges and distribution and/or service fees, which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class of the Fund, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. See "How the Fund is Managed--Distributor." In accordance with the Company's Declaration of Trust, the Trustees may authorize the creation of additional series of beneficial interest and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine.

         The Company's expenses generally are allocated between the Fund and Prudential Stock Index Fund on the basis of relative net assets at the time of allocation, except that expenses directly attributable to the Fund or the other series of the Company are charged to the Fund or the other series, as the case may be.

         The Trustees may increase or decrease the number of authorized shares without the approval of shareholders. Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances as described under "Shareholder Guide--How to Sell Your Shares." Each share of each class is equal as to earnings, assets and voting privileges, except as noted above, and each class bears the expenses related to the distribution of its shares (with the exception of Class Z shares, which are not subject to any distribution or service fees). Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of the Fund is entitled to its portion of all of the Fund's assets after all debts and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees. The Company's shares do not have cumulative voting rights for the election of Trustees.

         THE COMPANY DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS OTHERWISE REQUIRED BY LAW.THE COMPANY WILL NOT BE REQUIRED TO HOLD MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF TRUSTEES IS REQUIRED TO BE ACTED ON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OR MORE OF THE COMPANY'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE TRUSTEES OR TO TRANSACT ANY OTHER BUSINESS.

ADDITIONAL INFORMATION

         This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Company with the SEC under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.

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                                SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

HOW TO BUY SHARES OF THE FUND

         YOU MAY PURCHASE SHARES OF THE FUND THROUGH PRUDENTIAL SECURITIES, PRUSEC OR DIRECTLY FROM THE FUND, THROUGH ITS TRANSFER AGENT, PRUDENTIAL MUTUAL FUND SERVICES, INC. (PMFS OR THE TRANSFER AGENT), ATTENTION: INVESTMENT SERVICES, P.O. BOX 15020, NEW BRUNSWICK, NEW JERSEY 08906-5020. PARTICIPANTS IN PROGRAMS SPONSORED BY PRUDENTIAL RETIREMENT SERVICES SHOULD CONTACT THEIR CLIENT REPRESENTATIVE FOR MORE INFORMATION ABOUT CLASS Z SHARES. The offering price is the NAV next determined following receipt of an order by the Transfer Agent or Prudential Securities plus a sales charge which, at your option, may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). Class Z shares are offered to a limited group of investors at NAV without any sales charge. See "Alternative Purchase Plan" below. See also "How the Fund Values its Shares."

         The minimum initial investment is $1,000 per class for Class A and Class B shares and $5,000 for Class C shares. There is no minimum initial investment requirement for Class Z shares. The minimum subsequent investment is $100 for all classes, except for Class Z shares for which there is no such minimum. All minimum investment requirements are waived for certain retirement and employee savings plans or custodial accounts for the benefit of minors. For purchases through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Services" below.

         Application forms can be obtained from PMFS, Prudential Securities or Prusec. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive share certificates.

         The Fund reserves the right to reject any purchase order (including an exchange into the Fund) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares."

         Your dealer is responsible for forwarding payment promptly to the Fund. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the third business day following the investment.

         Transactions in Fund shares may be subject to postage and handling charges imposed by your dealer.

         PURCHASE BY WIRE. For an initial purchase of shares of the Fund by wire, you must first telephone PMFS to receive an account number at (800) 225-1852 (toll-free). The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company, Boston, Massachusetts, Custody and Shareholder Services Division,
Attention: Prudential Dryden Fund, Prudential Active Balanced Fund, specifying on the wire the account number assigned by PMFS and your name and identifying the sales charge alternative (Class A, Class B, Class C or Class Z shares).

         If you arrange for receipt by State Street of federal funds prior to 4:15 P.M., New York time, on a business day, you may purchase shares of the Fund as of that day.

         In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Dryden Fund, Prudential Active Balanced Fund, Class A, Class B, Class C or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing federal funds. The minimum amount which may be invested by wire is $1,000.

ALTERNATIVE PURCHASE PLAN

         THE FUND OFFERS FOUR CLASSES OF SHARES (CLASS A, CLASS B, CLASS C AND CLASS Z SHARES) WHICH ALLOWS YOU TO CHOOSE THE MOST BENEFICIAL SALES CHARGE STRUCTURE FOR YOUR INDIVIDUAL CIRCUMSTANCES GIVEN THE AMOUNT OF THE PURCHASE, THE LENGTH OF TIME YOU EXPECT TO HOLD THE SHARES AND OTHER RELEVANT CIRCUMSTANCES (ALTERNATIVE PURCHASE PLAN).

                                                     ANNUAL 12B-1 FEES
                                                 (AS A % OF AVERAGE DAILY
                    SALES CHARGE                        NET ASSETS)                   OTHER INFORMATION
                    ------------                 -------------------------            -----------------
CLASS A   Maximum initial sales charge of 5% of    .30 of 1% (Currently         Initial sales charge waived or reduced
          the public offering price                 being charged at a rate     for certain purchases
                                                    of .25 of 1%)
CLASS B   Maximum contingent deferred sales         1%                          Shares convert to Class A shares
          charge or CDSC of 5% of the lesser of                                 approximately seven years after
          the amount invested or the redemption                                 purchase
          proceeds; declines to zero after six
          years
CLASS C   Maximum CDSC of 1% of the lesser          1%                          Shares do not convert to another class
          of the amount invested or the
          redemption proceeds on redemptions
          made within one year of purchase
CLASS Z   None                                      None                        Sold to a limited group of investors

         The four classes of shares represent an interest in the same portfolio of investments of the Fund and have the same rights, except that (i) each class (with the exception of Class Z shares which are not subject to any distribution or service fees) bears the separate expenses of its Rule 12b-1 distribution and service plan, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, and (iii) only Class B shares have a conversion feature. The four classes also have separate exchange privileges. See "How to Exchange Your Shares" below. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee (if any) of each class. Class B and Class C shares bear the expenses of a higher distribution fee which will generally cause them to have higher expense ratios and to pay lower dividends than the Class A and Class Z shares.

         Financial advisers and other sales agents who sell shares of the Fund will receive different compensation for selling Class A, Class B, Class C and Class Z shares and will generally receive more compensation initially for selling Class A and Class B shares than for selling Class C or Class Z shares.

         IN SELECTING A PURCHASE ALTERNATIVE, YOU SHOULD CONSIDER, AMONG OTHER THINGS, (1) the length of time you expect to hold your investment, (2) the amount of any applicable sales charge (whether imposed at the time of purchase or redemption) and distribution-related fees, as noted above, (3) whether you qualify for any reduction or waiver of any applicable sales charge, (4) the various exchange privileges among the different classes of shares (see "How to Exchange Your Shares" below) and (5) the fact that Class B shares automatically convert to Class A shares approximately seven years after purchase (see "Conversion Feature--Class B Shares" below).

         The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Fund.

         If you intend to hold your investment in the Fund for less than 7 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to an initial sales charge of 5% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6-year period, you should consider purchasing Class C shares over either Class A or Class B shares.

         If you intend to hold your investment for 7 years or more and do not qualify for a reduced sales charge on Class A shares, since Class B shares convert to Class A shares approximately 7 years after purchase and because all of your money would be invested initially in the case of Class B shares, you should consider purchasing Class A or Class B shares over Class C shares.

         If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B and Class C shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

         If you do not qualify for a reduced sales charge on Class A shares and you purchase Class B or Class C shares, you would have to hold your investment for more than 6 years in the case of Class B shares and Class C shares for the higher cumulative annual distribution-related fee on those shares to exceed the initial sales charge plus cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class B or Class C distribution-related fee on the investment, fluctuations in net asset value, the effect of the return on the investment over this period of time or redemptions during which the CDSC is applicable.

         ALL PURCHASES OF $1 MILLION OR MORE, EITHER AS PART OF A SINGLE INVESTMENT OR UNDER RIGHTS OF ACCUMULATION OR LETTERS OF INTENT, MUST BE FOR CLASS A SHARES UNLESS THE PURCHASER IS ELIGIBLE TO PURCHASE CLASS Z SHARES. See "Reduction and Waiver of Initial Sales Charges" below.

CLASS A SHARES

         The offering price of Class A shares for investors choosing the initial sales charge alternative is the next determined NAV plus a sales charge (expressed as a percentage of the offering price and of the amount invested) as shown in the following table:

                       SALES CHARGE AS    SALES CHARGE AS     DEALER CONCESSION
                        PERCENTAGE OF      PERCENTAGE OF      AS PERCENTAGE OF
                       OFFERING PRICE     AMOUNT INVESTED      OFFERING PRICE
                       --------------     ---------------      --------------
Less than $25,000          5.00%               5.26%                4.75%
$25,000 to $49,999         4.50                4.71                 4.25
$50,000 to $99,999         4.00                4.17                 3.75
$100,000 to $249,999       3.25                3.36                 3.00
$250,000 to $499,999       2.50                2.56                 2.40
$500,000 to $999,999       2.00                2.04                 1.90
$1,000,000 and above       None                None                 None

         The Distributor may reallow the entire initial sales charge to dealers. Selling dealers may be deemed to be underwriters, as that term is defined in the Securities Act.

         In connection with the sale of Class A shares at NAV (without payment of an initial sales charge), the Manager, the Distributor or one of their affiliates will pay dealers, financial advisers and other persons which distribute shares a finders' fee based on a percentage of the net asset value of shares sold by such persons.

         REDUCTION AND WAIVER OF INITIAL SALES CHARGES. Reduced sales charges are available through Rights of Accumulation and Letters of Intent. Shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) may be aggregated to determine the applicable reduction. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.

         Benefit Plans. Class A shares may be purchased at NAV, without payment of an initial sales charge, by pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code and deferred compensation and annuity plans under Sections 457 or 403(b)(7) of the Internal Revenue Code (collectively, Benefit Plans), provided that the plan has existing assets of at least $1 million invested in shares of Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) or 250 eligible employees or participants. In the case of Benefit Plans whose accounts are held directly with the Transfer Agent or Prudential Securities and for which the Transfer Agent or Prudential Securities does individual account recordkeeping (Direct Account Benefit Plans) and Benefit Plans sponsored by PSI or its subsidiaries (PSI or Subsidiary Prototype Benefit Plans), Class A shares may be purchased at NAV by participants who are repaying loans made from such plans to the participant.

         PruArray and SmartPath Plans. Class A shares may be purchased at NAV by certain retirement and deferred compensation plans, qualified or non-qualified under the Internal Revenue Code, including pension, profit-sharing, stock-bonus or other employee benefit plans under Section 401 of the Internal Revenue Code and deferred compensation and annuity plans under Sections 457 or 403(b)(7) of the Internal Revenue Code that participate in the Prudential's PruArray and SmartPath Programs (benefit plan recordkeeping services) (hereafter referred to as a PruArray or SmartPath Plan); provided that the plan has at least $1 million in existing assets or 250 eligible employees or participants. The term "existing assets" for this purpose includes stock issued by a PruArray or SmartPath Plan sponsor, shares of non-money market Prudential Mutual Funds and shares of certain unaffiliated non-money market mutual funds that participate in the PruArray or SmartPath Program (Participating Funds). "Existing assets" also include shares of money market funds acquired by exchange from a Participating Fund.

         Special Rules Applicable to Retirement Plans. After a Benefit Plan or PruArray or SmartPath Plan qualifies to purchase Class A shares at NAV, all subsequent purchases will be made at NAV.

         Other Waivers. In addition, Class A shares may be purchased at NAV, through Prudential Securities or the Transfer Agent, by the following persons:
(a) officers and current and former Directors/Trustees of the Prudential Mutual Funds (including the Fund), (b) employees of Prudential Securities and PMF and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent, (c) employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries, (d) registered representatives and employees of dealers who have entered into a selected dealer agreement with Prudential Securities provided that purchases at NAV are permitted by such person's employer and (e) investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that (i) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities, or within one year in the case of Benefit Plans, (ii) the purchase is made with proceeds of a redemption of shares of any open-end fund sponsored by the financial adviser's previous employer (other than a money market fund or other no-load fund which imposes a distribution or service fee of
 .25 of 1% or less) and (iii) the financial adviser served as the client's broker on the previous purchase.

         You must notify the Transfer Agent either directly or through Prudential Securities or Prusec that you are entitled to the reduction or waiver of the sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares purchased upon the reinvestment of dividends and distributions. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.

CLASS B AND CLASS C SHARES

         The offering price of Class B and Class C shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order by the Transfer Agent, Prudential Securities or Prusec. Although there is no sales charge imposed at the time of purchase, redemption of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares--Contingent Deferred Sales Charges." The Distributor will pay sales commissions of up to 4% of the purchase price of Class B shares to dealers, financial advisers and other persons who sell Class B shares at the time of sale from its own resources. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee. See "How the Fund is Managed--Distributor." In connection with the sale of Class C shares, the Distributor will pay dealers, financial advisers and other persons which distribute Class C shares a sales commission of up to 1% of the purchase price at the time of the sale.

CLASS Z SHARES

         Class Z shares are available for purchase by (i) pension, profit sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code, deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code, and non-qualified plans for which the Fund is an available option (collectively, Benefit Plans), provided such Benefit Plans (in combination with other plans sponsored by the same employer or group of related employers) have at least $50 million in defined contribution assets; (ii) participants in any fee-based program sponsored by Prudential Securities (or one of its affiliates) which includes mutual funds as investment options and for which the Fund is an available option; and (iii) investors who were, or have executed a letter of intent to become, shareholders of any series of the Company on or before one or more series of Company reorganized or who on that date had investments in certain products for which the Company provided exchangeability. After a Benefit Plan qualifies to purchase Class Z shares, all subsequent purchases will be for Class Z shares.

         In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay dealers, financial advisers and other persons which distribute shares a finders' fee based on a percentage of the net asset value of shares sold by such persons.

HOW TO SELL YOUR SHARES

         YOU CAN REDEEM SHARES OF THE FUND AT ANY TIME FOR CASH AT THE NAV PER SHARE NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM BY THE TRANSFER AGENT OR PRUDENTIAL SECURITIES. SEE "HOW THE FUND VALUES ITS SHARES." In certain cases, however, redemption proceeds will be reduced by the amount of any applicable contingent deferred sales charge (CDSC), as described below. See "Contingent Deferred Sales Charges" below.

         IF YOU HOLD SHARES OF THE FUND THROUGH PRUDENTIAL SECURITIES, YOU MUST REDEEM YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER. IF YOU HOLD SHARES IN NON-CERTIFICATE FORM, A WRITTEN REQUEST FOR REDEMPTION SIGNED BY YOU EXACTLY AS THE ACCOUNT IS REGISTERED IS REQUIRED. IF YOU HOLD CERTIFICATES, THE CERTIFICATES SIGNED IN THE NAMES(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RECEIVED BY THE TRANSFER AGENT IN ORDER FOR THE REDEMPTION REQUEST TO BE PROCESSED. IF REDEMPTION IS REQUESTED BY A CORPORATION, PARTNERSHIP, TRUST OR FIDUCIARY, WRITTEN EVIDENCE OF AUTHORITY ACCEPTABLE TO THE TRANSFER AGENT MUST BE SUBMITTED BEFORE SUCH REQUEST WILL BE ACCEPTED. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services, Inc., Attention:
Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

         If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records, or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Prudential Preferred Financial Services offices.

         PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE MADE BY CHECK WITHIN SEVEN DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE CERTIFICATE AND/OR WRITTEN REQUEST EXCEPT AS INDICATED BELOW. IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE CREDITED TO YOUR PRUDENTIAL SECURITIES ACCOUNT, UNLESS YOU INDICATE OTHERWISE. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the SEC, by order, so permits; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.

         PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL THE FUND OR ITS TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE PURCHASE CHECK BY THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CERTIFIED OR OFFICIAL BANK CHECK.

         REDEMPTION IN KIND. If the Trustees determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the SEC. Securities will be readily marketable and will be valued in the same manner as a regular redemption. See "How the Fund Values its Shares." If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Company has, however, elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during the 90-day period for any one shareholder.

         INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Trustees may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give any such shareholder 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.

         90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Fund at the NAV next determined after the order is received, which must be within 90 days after the date of redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made the credit will be on a pro rata basis.) You must notify the Fund's Transfer Agent, either directly or through Prudential Securities or Prusec, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charges" below. Exercise of the repurchase privilege will generally not affect the federal income tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30 day period of the repurchase and if the redemption results in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes.

CONTINGENT DEFERRED SALES CHARGES

         Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within one year of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and one year, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares purchased through reinvestment of dividends or distributions are not subject to CDSC. The amount of any CDSC will be paid to and retained by the Distributor. See "How the Fund is Managed--Distributor" and "Waiver of Contingent Deferred Sales Charges--Class B Shares" below.

         The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of your shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month.

         The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                                CONTINGENT DEFERRED SALES
                                                 CHARGE AS A PERCENTAGE
         YEAR SINCE PURCHASE                     OF DOLLARS INVESTED OR
         PAYMENT MADE                              REDEMPTION PROCEEDS
         ------------                              -------------------
         First ..............................             5.0%
         Second .............................             4.0%
         Third ..............................             3.0%
         Fourth .............................             2.0%
         Fifth ..............................             1.0%
         Sixth ..............................             1.0%
         Seventh ............................             None

         In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results generally in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value above the total amount of payments for the purchase of Fund shares made during the preceding six years; then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

         For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase, you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

         For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

         WAIVER OF CONTINGENT DEFERRED SALES CHARGES--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), or a trust, at the time of death or initial determination or disability, provided that the shares were purchased prior to death or disability.

         The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. These distributions include: (i) in the case of a tax-deferred retirement plan, a lump-sum or other distribution after retirement;
(ii) in the case of an IRA or Section 403(b) custodial account, a lump-sum or other distribution after attaining age 59; and (iii) a tax-free return of an excess contribution or plan distributions following the death or disability of the shareholder, provided that the shares were purchased prior to death or disability. The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from service, i.e., following voluntary or involuntary termination of employment or following retirement. Under no circumstances will the CDSC be waived on redemptions resulting from the termination of a tax-deferred retirement plan unless such redemptions otherwise qualify as a waiver as described above. In the case of Direct Account and PSI or Subsidiary Prototype Benefit Plans, the CDSC will be waived on redemptions which represent borrowings from such plans. Shares purchased with amounts used to repay a loan from such plans on which a CDSC was not previously deducted will thereafter be subject to a CDSC without regard to the time such amounts were previously invested. In the case of a 401(k) plan, the CDSC will also be waived upon the redemption of shares purchased with amounts used to repay loans made from the account to the participant and from which a CDSC was previously deducted.

         In addition, the CDSC will be waived on redemptions of shares held by a Trustee of the Fund.

         You must notify the Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. See "Purchase and Redemption of Fund Shares--Waiver of the Contingent Deferred Sales Charge--Class B Shares" in the Statement of Additional Information.

CONVERSION FEATURE--CLASS B SHARES

         Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.

         Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares then in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

         For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (i.e., $1,000 divided by $2,100 or 47.62% multiplied by 200 shares or 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

         Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share net asset value of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted. See "How the Fund Values its Shares."

         For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year will not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

         The conversion feature is subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (i) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (ii) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

HOW TO EXCHANGE YOUR SHARES

         AS A SHAREHOLDER OF THE FUND YOU HAVE AN EXCHANGE PRIVILEGE WITH THE OTHER SERIES OF THE COMPANY AND CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS, INCLUDING ONE OR MORE SPECIFIED MONEY MARKET FUNDS, SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENTS OF SUCH FUNDS. CLASS A, CLASS B, CLASS C AND CLASS Z SHARES MAY BE EXCHANGED FOR CLASS A, CLASS B, CLASS C AND CLASS Z SHARES, RESPECTIVELY, OF ANOTHER FUND ON THE BASIS OF THE RELATIVE NAV. No sales charge will be imposed at the time of exchange. Any applicable CDSC payable upon the redemption of shares exchanged will be that imposed by the fund in which shares are initially purchased and will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund, Inc. For purposes of calculating the holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded. See "Conversion Feature--Class B Shares" above. An exchange will be treated as a redemption and purchase for tax purposes. See "Shareholder Investment Account--Exchange Privilege" in the Statement of Additional Information.

         IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE TELEPHONE EXCHANGES ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. (THE FUND OR ITS AGENTS COULD BE SUBJECT TO LIABILITY IF THEY FAIL TO EMPLOY REASONABLE PROCEDURES.) All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.The exchange privilege is available only in states where the exchange may legally be made.

         IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, YOU MUST EXCHANGE YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER.

         IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES" ABOVE.

         You may also exchange shares by mail by writing to Prudential Mutual Fund Services, Inc., Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

         IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO PRUDENTIAL MUTUAL FUND SERVICES, INC., AT THE ADDRESS NOTED ABOVE.

         SPECIAL EXCHANGE PRIVILEGES. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV (see "Alternative Purchase Plan--Class A Shares--Reduction and Waiver of Initial Sales Charges" above) and for shareholders who qualify to purchase Class Z shares (see "Alternative Purchase Plan--Class Z Shares" above). Under this exchange privilege, amounts representing any Class B and Class C shares (which are not subject to a CDSC) held in such a shareholder's account will be automatically exchanged for Class A shares for shareholders who qualify to purchase Class A shares at NAV on a quarterly basis, unless the shareholder elects otherwise. Similarly, shareholders who qualify to purchase Class Z shares, will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities or Prusec that they are eligible for this special exchange privilege.

         Participants in any fee-based program for which the Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they join the program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at net asset value. Similarly, participants in PSI's 401(k) Plan for which the Fund's Class Z shares is an available option and who wish to transfer their Class Z shares out of the PSI 401(k) Plan following separation from service (i.e., voluntary or involuntary termination of employment or retirement) will have their Class Z shares exchanged for Class A shares at NAV.

         The Fund reserves the right to reject any exchange order including exchanges (and market timing transactions) which are of a size and/or frequency engaged in by one or more accounts acting in concert or otherwise, that have or may have an adverse effect on the ability of the Subadviser to manage the portfolio. The determination that such exchanges or activity may have an adverse effect and the determination to reject any exchange order shall be in the discretion of the Manager and the Subadviser.

         The Exchange Privilege is not a right and may be suspended, modified or terminated on 60 days' notice to shareholders.

SHAREHOLDER SERVICES

         In addition to the exchange privilege, as a shareholder in the Fund, you can take advantage of the following additional services and privileges:

         o AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTION WITHOUT A SALES CHARGE. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at NAV without a sales charge. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold shares through Prudential Securities, you should contact your financial adviser.

         o AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP). Under ASAP you may make regular purchases of the Fund's shares in amounts as little as $50 via an automatic debit to a bank account or Prudential Securities account (including a Command Account). For additional information about this service, you may contact your Prudential Securities financial adviser, Prusec registered representative or the Transfer Agent directly.

         o TAX-DEFERRED RETIREMENT PLANS. Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-sheltered accounts" under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details is available from Prudential Securities or the Transfer Agent. If you are considering adopting such a plan, you should consult with your own legal or tax adviser with respect to the establishment and maintenance of such a plan.

         o SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available to shareholders, which provides for monthly or quarterly checks. Withdrawals of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares--Contingent Deferred Sales Charges." See also "Shareholder Investment Account--Systematic Withdrawal Plan" in the Statement of Additional Information.

         o REPORTS TO SHAREHOLDERS. The Fund will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Fund will provide one annual and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 (toll-free) or by writing to the Fund at Gateway Center Three, Newark, New Jersey 07102-4077. In addition, monthly unaudited financial data are available upon request from the Fund.

         o SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Fund at Gateway Center Three, Newark, New Jersey 07102-4077, or by telephone, at (800) 225-1852 (toll-free) or, from outside the U.S.A. at (908) 417-7555 (collect).

         For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

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                        THE PRUDENTIAL MUTUAL FUND FAMILY
--------------------------------------------------------------------------------

         Prudential Mutual Fund Management offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec representative or telephone the Fundat
(800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.

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-----------------------------------------
           TAXABLE BOND FUNDS
-----------------------------------------
Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
   Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential Mortgage Income Fund, Inc.
Prudential Structured Maturity Fund, Inc.
   Income Portfolio
The BlackRock Government Income Trust

-----------------------------------------
          TAX-EXEMPT BOND FUNDS
-----------------------------------------
Prudential California Municipal Fund
   California Series
   California Income Series
Prudential Municipal Bond Fund
   High Yield Series
   Insured Series
   Intermediate  Series
Prudential Municipal Series Fund
   Florida Series
   Hawaii Income Series
   Maryland Series
   Massachusetts Series
   Michigan Series
   New Jersey Series
   New York Series
   North Carolina Series
   Ohio Series
   Pennsylvania Series
Prudential National Municipals Fund, Inc.

-----------------------------------------
              GLOBAL FUNDS
-----------------------------------------
Prudential Europe Growth Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Global Limited Maturity Fund, Inc.
   Limited Maturity Portfolio
Prudential Intermediate Global Income Fund, Inc.
Prudential Natural Resources Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
   Global Series
   International Stock Series
The Global Government Plus Fund, Inc.
The Global Total Return Fund, Inc.
Global Utility Fund, Inc.

-----------------------------------------
              EQUITY FUNDS
-----------------------------------------
Prudential Allocation Fund
   Balanced  Portfolio
   Strategy Portfolio
Prudential Distressed Securities Fund, Inc.
Prudential Dryden Fund
   Prudential Active Balanced Fund
   Prudential Stock Index Fund
Prudential Emerging Growth Fund, Inc.
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Jennison Series Fund, Inc.
   Prudential Jennison Growth Fund
   Prudential Jennison Growth & Income Fund
Prudential Multi-Sector Fund, Inc.
Prudential Small Companies Fund, Inc.
Prudential Utility Fund, Inc.
Nicholas-Applegate Fund, Inc.
   Nicholas-Applegate Growth Equity Fund

-----------------------------------------
           MONEY MARKET FUNDS
-----------------------------------------
o Taxable Money Market Funds
Prudential Government Securities Trust
   Money Market Series
   U.S. Treasury Money Market Series
Prudential Special Money Market Fund, Inc.
   Money Market Series
Prudential MoneyMart Assets, Inc.
o Tax-Free Money Market Funds
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
   California Money Market Series
Prudential Municipal Series Fund
   Connecticut Money Market Series
   Massachusetts Money Market Series
   New Jersey Money Market Series
   New York Money Market Series
o Command Funds
Command Money Fund
Command Government Fund
Command Tax-Free Fund
o Institutional Money Market Funds
Prudential Institutional Liquidity Portfolio, Inc.
   Institutional Money Market Series

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                      [This page intentionally left blank]

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

================================================================================

                                TABLE OF CONTENTS

                                                         PAGE
FUND HIGHLIGHTS .......................................   2
 Risk Factors and Special Characteristics .............   2
FUND EXPENSES .........................................   5
FINANCIAL HIGHLIGHTS ..................................   6
HOW THE FUND INVESTS ..................................   7
 Investment Objective and Policies ....................   7
 Other Investments and Policies .......................  12
 Risk Factors and Special Considerations of
  Investing in Foreign Securities .....................  14
 Risk Factors Relating to Investing in Debt
  Securities Rated Below Investment Grade
  (Junk Bonds) ........................................  14
 Hedging and Return Enhancement Strategies ............  15
 Investment Restrictions ..............................  18
HOW THE FUND IS MANAGED ...............................  19
 Manager ..............................................  19
 Subadvisers ..........................................  19
 Distributor ..........................................  20
 Fee Waivers and Subsidy ..............................  21
 Portfolio Transactions ...............................  22
 Custodian and Transfer and
  Dividend Disbursing Agent ...........................  22
HOW THE FUND VALUES ITS SHARES ........................  22
HOW THE FUND CALCULATES PERFORMANCE ...................  22
TAXES, DIVIDENDS AND DISTRIBUTIONS ....................  23
GENERAL INFORMATION ...................................  25
 Description of Shares ................................  25
 Additional Information ...............................  25
SHAREHOLDER GUIDE .....................................  26
 How to Buy Shares of the Fund ........................  26
 Alternative Purchase Plan ............................  27
 How to Sell Your Shares ..............................  30
 Conversion Feature--Class B Shares ...................  33
 How to Exchange Your Shares ..........................  34
 Shareholder Services .................................  35
THE PRUDENTIAL MUTUAL FUND FAMILY ..................... A-1
================================================================================

MF174A-1

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                         Class A: 74431F506
            CUSIP Nos.:  Class B: 74431F605
                         Class C: 74431F704
                         Class Z: 74431F803
--------------------------------------------------------------------------------

Prudential
Active
Balanced
Fund

                               P R O S P E C T U S
                                NOVEMBER 29, 1996

                                                             [LOGO] Prudential
                                                                    Investments

Prudential Stock Index Fund


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PROSPECTUS DATED JUNE 18, 1997
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Prudential Stock Index Fund (the Fund) is a series of Prudential Dryden Fund (formerly The Prudential Institutional Fund) (the Company), a diversified, open-end, management investment company. The Fund's investment objective is to seek to provide investment results that correspond to the price and yield performance of the Standard & Poor's 500 Composite Stock Price Index. There can be no assurance that the Fund's investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies." The Fund's address is Gateway Center Three, Newark, New Jersey 07102-4077, and its telephone number is
(800) 225-1852.

This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information, dated June 18, 1997, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Fund at the address or telephone number noted above.

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Investors are advised to read this Prospectus and retain it for future reference.

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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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                                 FUND HIGHLIGHTS
--------------------------------------------------------------------------------

     The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.

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WHAT IS PRUDENTIAL STOCK INDEX FUND?

     Prudential Stock Index Fund is a mutual fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Company is a diversified, open-end, management investment company.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?


     The Fund's investment objective is to seek to provide investment results that correspond to the price and yield performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). There can be no assurance that the Fund's investment objective will be achieved. See "How the Fund
Invests--Investment Objective and Policies" at page 6.

WHAT ARE THE FUND'S RISK FACTORS AND SPECIAL CHARACTERISTICS?

     The Fund's performance will not precisely correspond to the performance of the S&P 500 Index. The Fund will attempt to achieve a correlation between its performance and that of the S&P 500 Index of at least 0.95, without taking into account expenses. Potential tracking differences, brokerage and other transaction costs and other Fund expenses may cause the Fund's return to be lower than the return of the S&P 500 Index. See "How the Fund Invests--Investment Objective and Policies" at page 6.

     The Fund may engage in various hedging and return enhancement strategies and use derivatives. See "How the Fund Invests--Hedging and Return Enhancement Strategies--Risks of Hedging and Return Enhancement Strategies" at page 11. As with an investment in any mutual fund, an investment in this Fund can decrease in value and you can lose money.


WHO MANAGES THE FUND?


     Prudential Investments Fund Management LLC (PIFM or the Manager) is the manager of the Company and is compensated for its services at an annual rate of
 .30 of 1% of average daily net assets of the Fund. As of May 31, 1997, PIFM served as manager or administrator to 62 investment companies, including 40 mutual funds, with aggregate assets of approximately $56 billion. The Prudential Investment Corporation, which does business under the name of Prudential Investments (PI, the Subadviser or the investment adviser), furnishes investment advisory services in connection with the management of the Fund under a Subadvisory Agreement with PIFM. See "How the Fund is Managed--Manager" at page 12 and "How the Fund is Managed--Subadviser" at page 12.


WHO DISTRIBUTES THE FUND'S SHARES?


     Prudential Securities Incorporated (Prudential Securities or PSI), a major securities underwriter and securities and commodities broker, acts as the Distributor of the Fund's shares. Prudential Securities incurs the expense of distributing the Fund's shares under a Distribution Agreement with the Company, none of which is reimbursed or paid for by the Fund. See "How the Fund is Managed--Distributor" at page 13.


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WHAT IS THE MINIMUM INVESTMENT?


     There is no minimum initial or subsequent investment requirement for investors who qualify to purchase shares. See "Shareholder Guide--How to Buy Shares of the Fund" at page 17 and "Shareholder Guide--Shareholder Services" at page 21.


HOW DO I PURCHASE SHARES?


     You may purchase shares of the Fund through Prudential Securities, Pruco Securities Corporation (Prusec) or directly from the Fund, through its transfer agent, Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent or Prudential Securities. Class Z shares of the Fund are offered to (i) investors who purchase $1 million or more of shares of the Fund (or who already own $1 million of shares of other Prudential Mutual Funds)
(ii) participants in any fee-based program or trust program sponsored by Prudential Securities, The Prudential Savings Bank, F.S.B. (or any affiliate) which includes mutual funds as investment options and for which the Fund is an available option, (iii) certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by The Prudential Insurance Company of America (Prudential), for whom Class Z shares of the Prudential Mutual Funds are an available investment option, (iv) Benefit Plans for which Prudential Retirement Services serves as record keeper and as of September 20, 1996 (a) were Class Z shareholders of the Prudential Mutual Funds or (b) executed a letter of intent to purchase Class Z shares of the Prudential Mutual Funds, (v) current and former Directors/Trustees of the Prudential Mutual Funds (including the Fund), and (vi) employees of Prudential and/or Prudential Securities who participate in a Prudential-sponsored employee savings plan. Class I shares are offered to pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code and deferred compensation and annuity plans under Sections 457 or 403(b)(7) of the Internal Revenue Code, provided that a plan has at least $150 million in defined contribution assets and at least $50 million of such assets are invested in Prudential Mutual Funds and annuities products. Participants in programs sponsored by Prudential Retirement Services should contact their client representative for more information about purchasing shares of the Fund. See "How the Fund Values its Shares" at page 14 and "Shareholder Guide--How to Buy Shares of the Fund" at page 17.

WHAT ARE MY PURCHASE ALTERNATIVES?

     The Fund offers two classes of shares, Class Z and Class I shares, that are sold without an initial or contingent deferred sales charge to a limited group of investors. Class I shares must be held in an omnibus account and are subject to nominal transfer agency fees or expenses. Shares of the Fund are not subject to any ongoing service- or distribution-related expenses.


HOW DO I SELL MY SHARES?


     You may redeem your shares at any time at the NAV next determined after Prudential Securities or the Transfer Agent receives your sell order. Participants in programs sponsored by Prudential Retirement Services should contact their client representative for more information about selling their shares. See "Shareholder Guide--How to Sell Your Shares" at page 19.



HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?

     The Fund expects to pay dividends of net investment income, if any, and distributions of any net capital gains at least annually. Dividends and distributions will be automatically reinvested in additional shares of the Fund at NAV without a sales charge unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 15.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  FUND EXPENSES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


SHAREHOLDER TRANSACTION EXPENSES
     Maximum Sales Load Imposed on Purchases ..........................   None
     Maximum Deferred Sales Load ......................................   None
     Maximum Sales Load Imposed on Reinvested Dividends ...............   None
     Redemption Fees ..................................................   None
     Exchange Fee .....................................................   None

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average net assets)

                                                                CLASS Z  CLASS I
                                                                SHARES    SHARES
                                                                ------   -------

Management Fees ..............................................    .30%      .30%
12b-1 Fees ...................................................    None      None
Other Expenses (After Reimbursement) .........................    .10%      .00%
                                                                  ---       ---
Total Fund Operating Expenses (After Reimbursement) ..........    .40%      .30%
                                                                  ===       ===


                                                       1       3      5     10
EXAMPLE                                              YEAR    YEARS  YEARS  YEARS
                                                     ----    -----  -----  -----
You would pay the following expenses on a $1,000 investment, assuming
  (1) 5% annual return and (2) redemption at the end of each time period:
     Class Z .....................................    $4      $13    $22    $51
     Class I .....................................    $3      $10    $17    $38


     The above example is based on expenses expected to be incurred during the current fiscal year as reduced by the Manager's expense reimbursement. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

     The purpose of this table is to assist investors in understanding the various types of costs and expenses that an investor in the Fund will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Fund is Managed." "Other Expenses" includes estimated operating expenses of the Fund for the fiscal year ending September 30, 1997, such as Trustees' and professional fees, registration fees, reports to shareholders and transfer agency and custodian fees.

* The Manager has agreed to reimburse the Fund so that Total Fund Operating Expenses do not exceed .40% and .30%, respectively, for Class Z and Class I shares of the Fund. Total Fund Operating Expenses before reimbursement are estimated to be .48% and .38%, respectively, of the average net assets of Class Z and Class I shares of the Fund.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
       (FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE INDICATED PERIODS)
--------------------------------------------------------------------------------



     The following financial highlights for the period ended March 31, 1997 are unaudited. The financial highlights for periods prior to the six months ended March 31, 1997 have been audited by Deloitte & Touche LLP, independent auditors, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a Class Z share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide -- Shareholder Services -- Reports to Shareholders." During these periods, there were no Class I shares outstanding.


--------------------------------------------------------------------------------


                                                                    CLASS Z SHARES
                                             ----------------------------------------------------------
                                                                                            NOVEMBER 5,
                                            SIX MONTHS               YEAR ENDED               1992(A)
                                              ENDED                 SEPTEMBER 30,             THROUGH
                                             MARCH 31,     --------------------------------  SEPTEMBER
                                               1997*         1996          1995       1994    30,1993
                                            ----------     ---------     -------     ------  ---------
                                           (UNAUDITED)
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period .       $  16.06       $  14.22    $  11.27    $ 11.12    $ 10.00
INCOME FROM INVESTMENT OPERATIONS:           --------       --------    --------    -------    -------
Net investment income(b) .............            .14            .25         .23        .26        .23
Net realized and unrealized gain
 on investment transactions ..........           1.57           2.44        2.97        .11        .94
                                             --------       --------    --------    -------    -------
 Total from investment operations ....           1.71           2.69        3.20        .37       1.17
                                             --------       --------    --------    -------    -------
LESS DISTRIBUTIONS:
Dividends from net investment income .           (.26)          (.28)       (.22)      (.18)      (.05)
Distributions from net realized gains            (.15)          (.57)       (.03)      (.04)        --
                                             --------       --------    --------    -------    -------
 Total distributions .................           (.41)          (.85)       (.25)      (.22)      (.05)
                                             --------       --------    --------    -------    -------
Net asset value, end of period .......       $  17.36       $  16.06    $  14.22    $ 11.27    $ 11.12
                                             ========       ========    ========    =======    =======
TOTAL RETURN(D): .....................          10.65%         19.72%      29.02%      3.33%     11.73%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000) ......       $256,207       $184,379    $101,945    $50,119    $27,142
Average net assets (000) .............       $224,665       $142,540    $ 71,711    $38,098    $18,807
Ratios to average net assets(b):
 Expenses ............................            .52%(c)        .60%        .60%       .60%       .60%(c)
 Net investment income ...............           1.73%(c)       1.92%       2.55%      2.34%      2.41%(c)
Portfolio turnover rate ..............              1%             2%         11%         2%         1%
Average commission rate paid per share       $ 0.0250       $ 0.0250         N/A        N/A        N/A


----------
(a) Commencement of investment operations.
(b) Net of expense subsidy.
(c) Annualized.
(d) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and other distributions. Total return for periods of less than a full year are not annualized. Total return includes the effect of expense subsidies.


N/A-Data not required for these periods.

 * Effective October 30, 1996, PIFM succeeded Prudential Institutional Fund Management, Inc. as manager of the Fund.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              HOW THE FUND INVESTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND POLICIES


     THE FUND'S INVESTMENT OBJECTIVE IS TO SEEK TO PROVIDE INVESTMENT RESULTS THAT CORRESPOND TO THE PRICE AND YIELD PERFORMANCE OF THE S&P 500 INDEX. THERE CAN BE NO ASSURANCE THAT THE FUND'S OBJECTIVE WILL BE ACHIEVED. See "Investment Objectives and Policies--Investment Policies Applicable to Prudential Stock Index Fund" in the Statement of Additional Information.


     The Fund seeks to provide investment results that correspond to the price and yield performance of the S&P 500 Index. The S&P 500 Index is an unmanaged, market-weighted index of 500 stocks selected by Standard & Poor's Corporation (S&P) on the basis of their market size, liquidity and industry group representation. Inclusion in the S&P 500 Index in no way implies an opinion by S&P as to a stock's attractiveness as an investment. The S&P 500 Index, composed of stocks representing more than 70% of the total market value of all publicly traded U.S. common stocks, is widely regarded as representative of the performance of the U.S. stock market as a whole. "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", and "500" are trademarks of McGraw-Hill, Inc. and have been licensed for use by The Prudential Insurance Company of America (Prudential) and its affiliates and subsidiaries. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in the Fund. See "Investment Objectives and Policies--Investment Policies Applicable to Prudential Stock Index Fund" in the Statement of Additional Information regarding certain additional disclaimers and limitations of liability on behalf of S&P.


     The Fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, PI, the investment adviser for the Fund, using a "passive" or indexing approach, will attempt to approximate the investment performance of the S&P 500 Index by purchasing equity securities that as a group reflect the price and yield performance of the S&P 500 Index. The Fund intends to purchase a statistically selected sample of the 500 stocks included in the S&P 500 Index in approximately the same proportions as they are represented in the S&P 500 Index. In addition, from time to time adjustments may be made in the Fund's holdings due to factors which may include changes in the composition of the S&P 500 Index or receipt of distributions of securities of companies spun off from S&P 500 companies.

     PI believes that this investment approach will provide an effective method of tracking the performance of the S&P 500 Index. Nevertheless, PI does not expect that the Fund's performance will precisely correspond to the performance of the S&P 500 Index. The Fund will attempt to achieve a correlation between its performance and that of the S&P 500 Index of at least 0.95, without taking into account expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the Fund's net asset value, including the value of its dividends and capital gains distributions, increases or decreases in exact proportion to changes in the S&P 500 Index. PI will, of course, attempt to minimize any tracking differential (i.e., the statistical measure of the difference between the investment results of the Fund and that of the S&P 500 Index). Tracking will be monitored at least on a monthly basis. All tracking maintenance activities will be reviewed regularly to determine whether any changes in policies or techniques are necessary. However, in addition to potential tracking differences, brokerage and other transaction costs, as well as other Fund expenses, may cause the Fund's return to be lower than the return of the S&P 500 Index. Consequently, there can be no assurance as to how closely the Fund's performance will correspond to the performance of the S&P 500 Index.

     The Fund intends that at least 80% of its total assets will be invested in securities included in the S&P 500 Index in the same proportions as that of the Index. The Fund may invest the balance of its assets in: (i) equity-related securities; (ii) obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities; (iii) put and call options on securities and stock indices; and (iv) futures contracts on stock indices and options thereon.

     Options, futures contracts, and options on futures contracts are used, if at all, primarily to invest uncommitted cash balances, to maintain liquidity to meet redemptions, to facilitate tracking, to reduce transaction costs or to hedge the Fund's portfolio.

     In order to invest uncommitted cash balances, maintain liquidity to meet redemptions, or for incidental return enhancement purposes, the Fund may also
(i) enter into repurchase agreements, when-issued, delayed delivery and forward commitment transactions; and (ii) lend its portfolio securities.

     THE FUND'S INVESTMENT OBJECTIVE IS A FUNDAMENTAL POLICY AND THEREFORE MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE FUND'S OUTSTANDING VOTING SECURITIES, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940 (THE INVESTMENT COMPANY ACT). INVESTMENT POLICIES THAT ARE NOT FUNDAMENTAL MAY BE MODIFIED BY THE BOARD OF TRUSTEES OF THE COMPANY (TRUSTEES).


     EQUITY AND EQUITY-RELATED SECURITIES

     THE FUND INVESTS PRIMARILY IN EQUITY SECURITIES AND THE VALUE OF THE FUND'S INVESTMENTS WILL GO UP AND DOWN WITH THE PERFORMANCE OF THE STOCKS IN THE S&P 500 INDEX.

     The Fund may invest in equity-related securities. Equity-related securities are common stocks, preferred stocks, rights, warrants and debt securities or preferred stocks which are convertible or exchangeable for common stocks or preferred stocks. See "Investment Objectives and Policies--Investment Policies Applicable to Each of the Funds--Convertible Securities, Warrants and Rights" in the Statement of Additional Information.


     SECURITIES OF FOREIGN ISSUERS

     The Fund may invest a portion of its assets in equity securities of foreign issuers denominated in U.S. currency.


     FOREIGN SECURITIES INVOLVE CERTAIN RISKS WHICH SHOULD BE CONSIDERED CAREFULLY BY AN INVESTOR IN THE FUND. THESE RISKS INCLUDE POLITICAL OR ECONOMIC INSTABILITY IN THE COUNTRY OF THE ISSUER, THE DIFFICULTY OF PREDICTING INTERNATIONAL TRADE PATTERNS AND THE POSSIBILITY OF IMPOSITION OF EXCHANGE CONTROLS. Foreign securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. Government, its instrumentalities or agencies. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation, confiscatory taxation or diplomatic developments which could affect investment in those countries.


     The Fund may purchase American Depositary Receipts (ADRs), which are U.S. dollar-denominated certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. bank and traded on a U.S. exchange or in an over-the-counter market. Generally, ADRs are in registered form. There are no fees imposed on the purchase or sale of ADRs when purchased from the issuing bank or trust company in the initial underwriting, although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of ADRs into the underlying securities. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (i) ADRs are U.S. dollar-denominated investments that are registered domestically, easily transferable, and for which market quotations are readily available; and (ii) issuers whose securities are represented by ADRs are usually subject to comparable auditing, accounting and financial reporting standards as domestic issuers.

     U.S. GOVERNMENT SECURITIES

     The Fund may invest in securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. Not all U.S. Government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency. See "Investment Objectives and Policies--Investment Policies Applicable to Each of the Funds--U.S. Government Securities" in the Statement of Additional Information.


     MONEY MARKET INSTRUMENTS


     The Fund may invest in high quality money market instruments, including commercial paper of a U.S. or non-U.S. company, foreign government securities, certificates of deposit, bankers' acceptances and time deposits of domestic and foreign banks, and obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. These obligations will be U.S. dollar denominated. Money market instruments typically have a maturity of one year or less as measured from the date of purchase. The Fund may invest in money market instruments without limit for temporary defensive purposes. To the extent the Fund otherwise invests in money market instruments, it is subject to the limitations described above.


OTHER INVESTMENTS AND POLICIES

BORROWING


     The Fund may borrow an amount equal to no more than 20% of the value of its total assets (calculated when the loan is made) from banks to take advantage of investment opportunities, for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of its total assets to secure these borrowings. If the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings. If the Fund borrows to invest in securities, any investment gains made on the securities in excess of interest paid on the borrowing will cause the net asset value of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Fund, the net asset value of the Fund's shares will decrease faster than would otherwise be the case. This is the speculative factor known as "leverage." See "Investment Objectives and Policies--Investment Policies Applicable to Each of the Funds--Borrowing" in the Statement of Additional Information.


     ILLIQUID SECURITIES


     The Fund may hold up to 15% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable in securities markets either within or outside of the United States. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the Securities Act) and privately placed commercial paper that have a readily available market are not considered illiquid for purposes of this limitation. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Trustees. The Fund's investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. See "Investment Objectives and Policies--Investment Policies Applicable to Each of the Funds--Illiquid Securities" in the Statement of Additional Information. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.


     REPURCHASE AGREEMENTS


     The Fund will enter into repurchase agreements whereby the seller of the security agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The repurchase date is usually within a day or two of the original purchase, although it may extend over a number of months. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss. The Fund may participate in a joint repurchase account managed by PI. See "Investment Objectives and Policies--Investment Policies Applicable to Each of the Funds--Repurchase Agreements" in the Statement of Additional Information.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES


     The Fund may purchase or sell securities (including equity securities) on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and/or yield to the Fund at the time of entering into the transaction. While the Fund will only purchase securities on a when-issued or delayed delivery basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of the Fund. At the time of delivery of the securities, the value may be more or less than the purchase price. The Fund's Custodian will maintain, in a segregated account of the Fund, cash or liquid assets having a value equal to or greater than the Fund's purchase commitments. Subject to this requirement, the Fund may purchase securities on such basis without limit. See "Investment Objectives and Policies--Investment Policies Applicable to Each of the Funds--When-Issued and Delayed Delivery Securities" in the Statement of Additional Information.


     SECURITIES LENDING


     The Fund may lend its portfolio securities to brokers or dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash or equivalent collateral or secures a letter of credit in favor of the Fund in an amount equal to at least 100%, determined daily, of the market value of the securities loaned which are maintained in a segregated account pursuant to applicable regulations. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. As a matter of fundamental policy, the Fund cannot lend more than 30% of the value of its total assets. See "Investment Objectives and Policies--Investment Policies Applicable to Each of the Funds--Securities Lending" in the Statement of Additional Information. The Fund may pay reasonable administration and custodial fees in connection with a loan.


HEDGING AND RETURN ENHANCEMENT STRATEGIES


     THE FUND MAY ALSO ENGAGE IN VARIOUS PORTFOLIO STRATEGIES TO REDUCE CERTAIN RISKS OF ITS INVESTMENTS AND TO ATTEMPT TO ENHANCE RETURN. THE FUND, AND THUS THE INVESTOR, MAY LOSE MONEY THROUGH ANY UNSUCCESSFUL USE OF THESE
STRATEGIES. These strategies currently include the use of derivatives, such as options, futures contracts and options thereon. The Fund's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations and there can be no assurance that any of these strategies will succeed. See "Investment Objectives and Policies" and "Taxes" in the Statement of Additional Information. PI does not intend to buy all of these instruments or use all of these strategies to the full extent permitted unless it believes that doing so will help the Fund achieve its objective. New financial products and risk management techniques continue to be developed and the Fund may use these new investments and techniques to the extent consistent with its investment objective and policies.


     OPTIONS TRANSACTIONS


     THE FUND MAY PURCHASE AND WRITE (I.E., SELL) PUT AND CALL OPTIONS ON ANY SECURITY IN WHICH IT MAY INVEST OR OPTIONS ON ANY SECURITIES INDEX. THESE OPTIONS ARE TRADED ON U.S. EXCHANGES OR IN THE OVER-THE-COUNTER MARKET TO HEDGE ITS PORTFOLIO. The Fund may write covered put and call options to generate additional income through the receipt of premiums and purchase call options in an effort to protect against an increase in the price of securities it intends to purchase. The Fund may also purchase put and call options to offset previously written put and call options of the same series. See "Investment Objectives and Policies--Investment Policies Applicable to Each of the Funds--Options on Securities and Securities Indices" in the Statement of Additional Information.

     A CALL OPTION GIVES THE PURCHASER, IN EXCHANGE FOR A PREMIUM PAID, THE RIGHT FOR A SPECIFIED PERIOD OF TIME TO PURCHASE THE SECURITIES OR SECURITIES IN THE INDEX SUBJECT TO THE OPTION AT A SPECIFIED PRICE (THE EXERCISE PRICE OR STRIKE PRICE). The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending upon the terms of the option contract, the underlying securities or a specified amount of cash to the purchaser upon receipt of the exercise price. When the Fund writes a call option, it gives up the potential for gain on the underlying securities or in excess of the exercise price of the option during the period that the option is open.


     A PUT OPTION GIVES THE PURCHASER, IN RETURN FOR A PREMIUM, THE RIGHT, FOR A SPECIFIED PERIOD OF TIME, TO SELL THE SECURITIES SUBJECT TO THE OPTION TO THE WRITER OF THE PUT AT THE SPECIFIED EXERCISE PRICE. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities underlying the option at the exercise price. The Fund might, therefore, be obligated to purchase the underlying securities for more than their current market price.


     THE FUND WILL WRITE ONLY "COVERED" OPTIONS. A written option is covered if, as long as the Fund is obligated under the option, it (i) owns an offsetting position in the underlying security or (ii) maintains in a segregated account, cash or other liquid assets in an amount equal to or greater than its obligation under the option. Under the first circumstance, the Fund's losses are limited because it owns the underlying security under the second circumstance, in the case of a written call option, the Fund's losses are potentially unlimited. See "Investment Objectives and Policies--Investment Policies Applicable to Each of the Funds--Options on Securities and Securities Indices" in the Statement of Additional Information.


     The Fund may also write a call option, which can serve as a limited short hedge because decreases in value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value.


     The Fund may purchase and sell put and call options on securities indices. Securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. When purchasing or selling securities index options, the Fund is subject to the risk that the value of its portfolio securities may not change as much as or more than the index because the Fund's investments generally will not match the composition of the index. See "Investment Objectives and Policies--Investment Policies Applicable to Each of the Funds--Options on Securities and Securities Indices" and "Taxes" in the Statement of Additional Information.


     FUTURES CONTRACTS AND OPTIONS THEREON

     THE FUND MAY PURCHASE AND SELL FINANCIAL FUTURES CONTRACTS AND OPTIONS THEREON WHICH ARE TRADED ON A COMMODITIES EXCHANGE OR BOARD OF TRADE TO REDUCE CERTAIN RISKS OF ITS INVESTMENTS AND TO ATTEMPT TO ENHANCE RETURN IN ACCORDANCE WITH REGULATIONS OF THE COMMODITY FUTURES TRADING COMMISSION (CFTC). THE FUND, AND THUS THE INVESTOR, MAY LOSE MONEY THROUGH ANY UNSUCCESSFUL USE OF THESE STRATEGIES. These futures contracts and related options will be on securities indices. A futures contract is an agreement to purchase or sell an agreed amount of securities at a set price for delivery in the future. A stock index futures contract is an agreement to purchase or sell cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. The Fund may purchase and sell futures contracts or related options as a hedge against changes in market conditions.

     The Fund may not purchase or sell futures contracts and related options to attempt to enhance return, if immediately thereafter the sum of the amount of initial margin deposits on the Fund's existing futures and options on futures and premiums paid for such related options would exceed 5% of the liquidation value of the Fund's total assets. The Fund may purchase and sell futures contracts and related options, without limitation, for bona fide hedging purposes in accordance with regulations of the CFTC (i.e., to reduce certain risks of its investments).


     Futures contracts and related options are generally subject to segregation and coverage requirements of the CFTC or the SEC. If the Fund does not hold the security underlying the futures contract, the Fund will be required to segregate on an ongoing basis with its Custodian cash or liquid assets in an amount at least equal to the Fund's obligations with respect to such futures contracts.

     THE FUND'S SUCCESSFUL USE OF FUTURES CONTRACTS AND RELATED OPTIONS IS SUBJECT TO VARIOUS ADDITIONAL RISKS. The correlation between movements in the price of a futures contract and the movements in the index is imperfect and there is a risk that the value of the indices underlying the futures contract may increase or decrease at a greater rate than the related futures contracts resulting in losses to the Fund. Certain futures exchanges or boards of trade have established daily limits on the amount that the price of futures contracts or related options may vary, either up or down, from the previous day's settlement price. These daily limits may restrict the Fund's ability to purchase or sell certain futures contracts or related options on any particular day.


     The Fund's ability to enter into or close out futures contracts and options thereon is limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company. See "Investment Objectives and Policies" and "Taxes" in the Statement of Additional Information.


     RISKS OF HEDGING AND RETURN ENHANCEMENT STRATEGIES


     PARTICIPATION IN THE OPTIONS OR FUTURES MARKETS INVOLVES INVESTMENT RISKS AND TRANSACTION COSTS TO WHICH THE FUND WOULD NOT BE SUBJECT ABSENT THE USE OF THESE STRATEGIES. THE FUND, AND THUS THE INVESTOR, MAY LOSE MONEY THROUGH ANY UNSUCCESSFUL USE OF THESE STRATEGIES. Risks inherent in the use of options, futures contracts and options on futures contracts include (1) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (2) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (3) the possible absence of a liquid secondary market for any particular instrument at any time; (4) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (5) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with hedging transactions. See "Taxes" in the Statement of Additional Information.


     The Fund will generally purchase options and futures on an exchange only if there appears to be a liquid secondary market for such options or futures; the Fund will generally purchase OTC options only if the investment adviser believes that the other party to options will continue to make a market for such options. However, there can be no assurance that a liquid secondary market will continue to exist or that the other party will continue to make a market. Thus, it may not be possible to close an options or futures transaction. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge its portfolio. There is also the risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or related option.

INVESTMENT RESTRICTIONS

     The Fund is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

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                             HOW THE FUND IS MANAGED
--------------------------------------------------------------------------------

     THE COMPANY HAS A BOARD OF TRUSTEES WHICH, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUND'S MANAGER, SUBADVISER AND DISTRIBUTOR, DECIDES UPON MATTERS OF GENERAL POLICY. THE FUND'S MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE FUND. THE FUND'S SUBADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.


     For the fiscal year ended September 30, 1996, total expenses as a percentage of average net assets were .60% for Class Z shares.


MANAGER


     PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM OR THE MANAGER), GATEWAY CENTER THREE, NEWARK, NEW JERSEY 07102-4077, IS THE MANAGER OF THE COMPANY AND IS COMPENSATED FOR ITS SERVICES AT AN ANNUAL RATE OF .30 OF 1% OF THE FUND'S AVERAGE DAILY NET ASSETS. PIFM was established as a New York limited liability company in 1996. See "Manager and Subadvisers" in the Statement of Additional Information. Prior to October 30, 1996, the manager of the Fund was Prudential Institutional Fund Management, Inc. It was compensated for its services at an annual rate of .40 of 1% of the Fund's average daily net assets.

     As of May 31, 1997, PIFM served as the manager to 40 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 22 closed-end investment companies with aggregate assets of approximately $56 billion.

     Under the Management Agreement with the Company, PIFM manages the investment operations of the Fund and also administers the Company's business affairs. See "Manager and Subadvisers" in the Statement of Additional Information.


SUBADVISER


     THE PRUDENTIAL INVESTMENT CORPORATION (PIC), 751 BROAD STREET, NEWARK, NEW JERSEY 07102, SERVES AS SUBADVISER TO THE FUND.

     PURSUANT TO A SUBADVISORY AGREEMENT WITH PIFM, PIC, DOING BUSINESS AS PRUDENTIAL INVESTMENTS (PI, THE SUBADVISER OR THE INVESTMENT ADVISER), FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE COMPANY AND IS REIMBURSED FOR ALL REASONABLE COSTS AND EXPENSES INCURRED BY PI.

     Under the Subadvisory Agreement, PI, subject to the supervision of PIFM, is responsible for managing the assets of the Fund in accordance with its investment objective, investment program and policies. PI determines what securities and other instruments are purchased and sold for the Fund and is responsible for obtaining and evaluating financial data relevant to the Fund.

     Prudential Investments Quantitative Investment Management, a unit of PI, is responsible for the day-to-day management of the Fund and employs a team approach to the management of the Fund.

     PIFM and PIC are wholly owned subsidiaries of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company.

DISTRIBUTOR

     PRUDENTIAL SECURITIES INCORPORATED (PRUDENTIAL SECURITIES OR PSI), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS A CORPORATION ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE SHARES OF THE FUND. IT IS AN INDIRECT, WHOLLY OWNED SUBSIDIARY OF PRUDENTIAL.

     UNDER A DISTRIBUTION AGREEMENT (THE DISTRIBUTION AGREEMENT), PRUDENTIAL SECURITIES (ALSO THE DISTRIBUTOR) INCURS THE EXPENSES OF DISTRIBUTING THE FUND'S SHARES, NONE OF WHICH IS REIMBURSED BY OR PAID FOR BY THE FUND. These expenses include commissions and account servicing fees paid to, or on account of, financial advisers of Prudential Securities and Pruco Securities Corporation (Prusec), an affiliated broker-dealer, commissions and account servicing fees paid to, or on account of, other broker-dealers or financial institutions (other than national banks) which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of Prudential Securities and Prusec associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.


     The Manager (or one of its affiliates) may make payments from its own resources to dealers (including Prudential Securities) and other persons which distribute shares of the Fund. Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.


     On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators (with the exception of the Texas Securities Commissioner who joined the settlement on January 18, 1994) and the National Association of Securities Dealers, Inc. (NASD) to resolve allegations that from 1980 through 1990 PSI sold certain limited partnership interests in violation of securities laws to persons for whom such securities were not suitable and misrepresented the safety, potential returns and liquidity of these investments. Without admitting or denying the allegations asserted against it, PSI consented to the entry of an SEC Administrative Order which stated that PSI's conduct violated the federal securities laws, directed PSI to cease and desist from violating the federal securities laws, pay civil penalties, and adopt certain remedial measures to address the violations.

     Pursuant to the terms of the SEC settlement, PSI agreed to the imposition of a $10,000,000 civil penalty, established a settlement fund in the amount of $330,000,000 and procedures to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for the purposes of the settlement fund. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action.

     In October 1994, a criminal complaint was filed with the United States Magistrate for the Southern District of New York alleging that PSI committed fraud in connection with the sale of certain limited partnership interests in violation of federal securities laws. An agreement was simultaneously filed to defer prosecution of these charges for a period of three years from the signing of the agreement, provided that PSI complies with the terms of the agreement. If, upon completion of the three year period, PSI has complied with the terms of the agreement, no prosecution will be instituted by the United States for the offenses charged in the complaint. If on the other hand, during the course of the three year period, PSI violates the terms of the agreement, the U.S. Attorney can then elect to pursue these charges. Under the terms of the agreement, PSI agreed, among other things, to pay an additional $330,000,000 into the fund established by the SEC to pay restitution to investors who purchased certain PSI limited partnership interests.


     For more detailed information concerning the foregoing matters, see "Distributor" in the Statement of Additional Information, a copy of which may be obtained at no cost by calling (800) 225-1852.

     The Company is not affected by PSI's financial condition and is an entirely separate legal entity from PSI, which has no beneficial ownership therein and the Fund's assets which are held by State Street Bank and Trust Company, an independent custodian, are separate and distinct from PSI.

FEE WAIVERS AND SUBSIDY


     For the fiscal year ending September 30, 1997, PIFM has agreed to subsidize the Fund's operating expenses so that total fund operating expenses do not exceed .40% and .30% on an annualized basis of the average net assets for Class Z and Class I shares, respectively. Thereafter, PIFM may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. Fee waivers and expense subsidies will increase the Fund's total return. See "Performance and Yield Information" in the Statement of Additional Information and "Fund Expenses" above.


PORTFOLIO TRANSACTIONS

     Prudential Securities may act as a broker or futures commission merchant for the Fund provided that the commissions, fees or other remuneration it receives are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

     State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Company.


     Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and in those capacities maintains certain books and records for the Fund. PMFS is a wholly owned subsidiary of PIFM. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.


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                         HOW THE FUND VALUES ITS SHARES
--------------------------------------------------------------------------------

     THE FUND'S NET ASSET VALUE PER SHARE OR NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. THE TRUSTEES FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF THE FUND'S NAV TO BE AS OF 4:15 P.M., NEW YORK TIME.

     Portfolio securities are valued based on market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Company's Trustees. See "Net Asset Value" in the Statement of Additional Information.


     The Fund will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Fund or days on which changes in the value of the Fund's portfolio securities do not materially affect the NAV.


--------------------------------------------------------------------------------
                       HOW THE FUND CALCULATES PERFORMANCE
--------------------------------------------------------------------------------

     FROM TIME TO TIME THE FUND MAY ADVERTISE ITS TOTAL RETURN (INCLUDING "AVERAGE ANNUAL" TOTAL RETURN AND "AGGREGATE" TOTAL RETURN) AND YIELD IN ADVERTISEMENTS OR SALES LITERATURE. These figures are based on historical earnings and are not intended to indicate future performance. The "total return" shows how much an investment in the

Fund would have increased (decreased) over a specified period of time (i.e., one, five or ten years or since inception of the Fund) assuming that all distributions and dividends by the Fund were reinvested on the reinvestment dates during the period and less all recurring fees. The "aggregate" total return reflects actual performance over a stated period of time. "Average annual" total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return if performance had been constant over the entire period. "Average annual" total return smooths out variations in performance. Neither "average annual" total return nor "aggregate" total return takes into account any federal or state income taxes which may be payable upon redemption. The "yield" refers to the income generated by an investment in the Fund over a one-month or 30-day period. This income is then "annualized;" that is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period. The Fund also may include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., and other industry publications, business periodicals and market indices. See "Performance and Yield Information" in the Statement of Additional Information. Further performance information will be contained in the Fund's annual and semi-annual reports to shareholders, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

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                       TAXES, DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

     TAXATION OF THE FUND

     THE FUND HAS ELECTED TO QUALIFY AND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE INTERNAL REVENUE CODE). ACCORDINGLY, THE FUND WILL NOT BE SUBJECT TO FEDERAL INCOME TAXES ON ITS NET INVESTMENT INCOME AND CAPITAL GAINS, IF ANY, THAT IT DISTRIBUTES TO ITS SHAREHOLDERS.

     In addition, under the Internal Revenue Code, special rules apply to the treatment of certain options and futures contracts (Section 1256 contracts). At the end of each year, such investments held by the Fund will be required to be "marked to-market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these "deemed sales" and on actual dispositions may be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. See "Taxes" in the Statement of Additional Information.

     TAXATION OF SHAREHOLDERS

     All dividends out of net investment income, together with distributions of net short-term capital gains, will be taxable as ordinary income to the shareholder whether or not reinvested. Any net long-term capital gains distributed to shareholders will be taxable as such to the shareholder, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum long-term capital gains rate for corporate shareholders is currently the same as the maximum tax rate for ordinary income. The maximum long-term capital gains rate for individual shareholders is currently 28% and the maximum tax rate for ordinary income is 39.6%.

     Any gain or loss realized upon a sale or redemption of shares by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held more than one year and otherwise as short-term capital gain or loss. Any such loss, however, on shares that are held for six months or less, will be treated as a long-term capital loss to the extent of any capital gain distributions received by the shareholder.

     WITHHOLDING TAXES

     Under U.S. Treasury Regulations, the Fund is required to withhold and remit to the U.S. Treasury 31% of dividend, capital gain income and redemption proceeds, payable on the accounts of those shareholders who fail to furnish their tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax law.

     Shareholders are urged to consult their own tax advisers regarding specific questions as to federal, state or local taxes. See "Taxes" in the Statement of Additional Information.

     DIVIDENDS AND DISTRIBUTIONS

     THE FUND EXPECTS TO PAY DIVIDENDS OF NET INVESTMENT INCOME, IF ANY, AND TO MAKE DISTRIBUTIONS OF ANY CAPITAL GAINS IN EXCESS OF NET LONG-TERM CAPITAL LOSSES AT LEAST ANNUALLY. SEE "HOW THE FUND VALUES ITS SHARES."


     DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN ADDITIONAL FUND SHARES, BASED ON THE NAV ON THE RECORD DATE OR SUCH OTHER DATE AS THE TRUSTEES MAY DETERMINE, UNLESS THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE RECORD DATE TO RECEIVE SUCH DIVIDENDS AND DISTRIBUTIONS IN CASH. Such election should be submitted to Prudential Mutual Fund Services LLC, Attn:
Account Maintenance Unit, P.O. Box 15015, New Brunswick, New Jersey 08906-5015. The Fund will notify each shareholder after the close of the Fund's taxable year both of the dollar amount and the taxable status of that year's dividends and distributions on a per share basis. If you hold shares through Prudential Securities, you should contact your financial adviser to elect to receive dividends and distributions in cash.

     WHEN THE FUND GOES "EX-DIVIDEND," ITS NAV IS REDUCED BY THE AMOUNT OF THE DIVIDEND OR DISTRIBUTION. IF YOU BUY SHARES JUST PRIOR TO THE EX-DIVIDEND DATE (WHICH GENERALLY OCCURS TWO BUSINESS DAYS PRIOR TO THE RECORD DATE), THE PRICE YOU PAY WILL INCLUDE THE DIVIDEND OR DISTRIBUTION AND A PORTION OF YOUR INVESTMENT WILL BE RETURNED TO YOU AS A TAXABLE DISTRIBUTION. YOU SHOULD, THEREFORE, CONSIDER THE TIMING OF DIVIDENDS WHEN MAKING YOUR PURCHASES.


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                               GENERAL INFORMATION
--------------------------------------------------------------------------------

     DESCRIPTION OF SHARES


     THE COMPANY WAS ESTABLISHED AS A DELAWARE BUSINESS TRUST ON MAY 11, 1992. THE COMPANY IS AUTHORIZED TO ISSUE AN UNLIMITED NUMBER OF SHARES OF BENEFICIAL INTEREST, $.001 PAR VALUE PER SHARE, DIVIDED INTO THE FOLLOWING SIX SERIES OR
PORTFOLIOS: THE FUND, PRUDENTIAL SMALL-CAP INDEX FUND, PRUDENTIAL BOND MARKET INDEX FUND, PRUDENTIAL PACIFIC INDEX FUND, PRUDENTIAL EUROPE INDEX FUND AND PRUDENTIAL ACTIVE BALANCED FUND. Shares of Prudential Small-Cap Index Fund, Prudential Bond Market Index Fund, Prudential Pacific Index Fund and Prudential Europe Index Fund are offered through a single separate prospectus. Shares of Prudential Active Balanced Fund are also offered through a separate prospectus. Each index fund, other than the Fund, offers one class of shares. The Fund offers two classes of shares. Prudential Active Balanced Fund offers four classes of shares. In accordance with the Company's Declaration of Trust, the Trustees may authorize the creation of additional series of beneficial interest and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine.

     The Company's expenses generally are allocated between the Fund and the other series of the Company on the basis of relative net assets at the time of allocation, except that expenses directly attributable to a particular series or class of a series of the Company are charged to that series or class, as the case may be.

     The Trustees may increase or decrease the number of authorized shares without the approval of shareholders. Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. The Company's shares do not have cumulative voting rights for the election of Trustees.


     THE COMPANY DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS OTHERWISE REQUIRED BY LAW. THE COMPANY WILL NOT BE REQUIRED TO HOLD MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF TRUSTEES IS REQUIRED TO BE ACTED ON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OR MORE OF THE COMPANY'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE TRUSTEES OR TO TRANSACT ANY OTHER BUSINESS.

ADDITIONAL INFORMATION

     This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Company with the SEC under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.

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                                SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

HOW TO BUY SHARES OF THE FUND


     YOU MAY PURCHASE SHARES OF THE FUND THROUGH PRUDENTIAL SECURITIES, PRUSEC OR DIRECTLY FROM THE FUND, THROUGH ITS TRANSFER AGENT, PRUDENTIAL MUTUAL FUND SERVICES LLC (PMFS OR THE TRANSFER AGENT), ATTENTION: INVESTMENT SERVICES, P.O. BOX 15020, NEW BRUNSWICK, NEW JERSEY 08906-5020. PARTICIPANTS IN PROGRAMS SPONSORED BY PRUDENTIAL RETIREMENT SERVICES SHOULD CONTACT THEIR CLIENT REPRESENTATIVE FOR MORE INFORMATION ABOUT PURCHASING SHARES OF THE FUND. The offering price is the NAV next determined following receipt of an order in proper form by the Transfer Agent or Prudential Securities. Payment may be made by wire, check or through your brokerage account. Class I shares of the Fund are to be offered to a limited group of investors at net asset value without any sales charge commencing on or about July 31, 1997. See "How the Fund Values its Shares."

     There is no minimum or subsequent investment requirement for shares of the Fund. See "Shareholder Services."


     Application forms can be obtained from PMFS, Prudential Securities or Prusec. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive share certificates.

     The Fund reserves the right to reject any purchase order (including an exchange into the Fund) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares."

     Your dealer is responsible for forwarding payment promptly to the Fund. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the third business day following the investment.

     Transactions in Fund shares may be subject to postage and handling charges imposed by your dealer.

ELIGIBLE PURCHASERS


     Class Z shares of the Fund are available for purchase by (i) investors who purchase $1 million or more of shares (or who already own $1 million of shares of other Prudential Mutual Funds), including those described under "Benefit Plans" and "Prudential Retirement Programs" below, (ii) participants in any fee-based program or trust program sponsored by Prudential Securities, The Prudential Savings Bank, F.S.B. (or any affiliate) which includes mutual funds as investment options and for which the Fund is an available option, (iii) certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential, for whom Class Z shares of the Prudential Mutual Funds are an available investment option, (iv) Benefit Plans (as defined below) for which Prudential Retirement Services serves as record keeper and as of September 20, 1996 (a) were Class Z shareholders of the Prudential Mutual Funds or (b) executed a letter of intent to purchase Class Z shares of the Prudential Mutual Funds, (v) current and former Directors/Trustees of the Prudential Mutual Funds (including the Fund), and (vi) employees of Prudential and/or Prudential Securities who participate in a Prudential-sponsored employee savings plan.

     Class I shares of the Fund are available for purchase by pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code and deferred compensation and annuity plans under Sections 457 or 403(b)(7) of the Internal Revenue Code (collectively, Benefit Plans), provided that the Benefit Plan has at least $150 million in defined contribution assets and at least $50 million of such assets are invested in Prudential Mutual Funds and/or annuities products.

     In connection with the sale of shares, the Manager, the Distributor or one of their affiliates will pay dealers, financial advisers and other persons that distribute shares a finders' fee from its own resources based on a percentage of the net asset value of shares sold by such persons.


     PURCHASE BY WIRE. For an initial purchase of shares of the Fund by wire, you must first telephone PMFS to receive an account number at (800) 225-1852 (toll-free). The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company, Boston, Massachusetts, Custody and Shareholder Services Division, Attention:
Prudential Dryden Fund, Prudential Stock Index Fund, specifying on the wire the account number assigned by PMFS and your name.

     If you arrange for receipt by State Street of federal funds prior to 4:15 P.M., New York time, on a business day, you may purchase shares of the Fund as of that day.

     In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Dryden Fund, Prudential Stock Index Fund, and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing federal funds. The minimum amount which may be invested by wire is $1,000.


     ALTERNATIVE PURCHASE PLAN. The Fund offers two classes of shares, Class Z and Class I shares (Alternative Purchase Plan). Class Z and Class I shares represent an interest in the same portfolio of investments of the Fund and have the same rights and obligations, except that (i) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class; and (ii) Class I shares, which are held in a single omnibus account, are subject to nominal transfer agency fees and expenses. The two classes also have separate exchange privileges. See "How to Exchange Your Shares" below.

     RIGHT OF ACCUMULATION. Shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) may be aggregated to determine eligibility. See "Purchase and Redemption of Fund Shares" in the Statement of Additional Information.


     BENEFIT PLANS. Class Z shares of the Fund may be purchased by a Benefit Plan, provided that the Benefit Plan has existing assets of at least $1 million invested in shares of Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) or 250 eligible employees or participants. In the case of Benefit Plans whose accounts are held directly with the Transfer Agent or Prudential Securities and for which the Transfer Agent or Prudential Securities does individual account recordkeeping (Direct Account Benefit Plans) and Benefit Plans sponsored by PSI or its subsidiaries (PSI or Subsidiary Prototype Benefit Plans), shares may be purchased by participants who are repaying loans made from such plans to the participant.

         PRUDENTIAL RETIREMENT PROGRAMS. Shares of the Fund may be purchased by certain savings, retirement and deferred compensation plans, qualified or non-qualified under the Internal Revenue Code, for which Prudential serves as the plan administrator or recordkeeper, provided that (i) the plan has at least $1 million in existing assets or 250 eligible employees and (ii) the Fund is an available investment option. These plans include pension, profit-sharing, stock-bonus or other employee benefit plans under Section 401 of the Internal Revenue Code, deferred compensation and annuity plans under Sections 457 or 403(b)(7) of the Internal Revenue Code and Plans that participate in the Transfer Agent's PruArray and SmartPath Programs (benefit plan recordkeeping services) (hereafter referred to as a PruArray or SmartPath Plan). All plans of a company for which Prudential serves as plan administrator or recordkeeper are aggregated in meeting the $1 million threshold. The term "existing assets" as used herein includes stock issued by a plan sponsor, shares of Prudential Mutual Funds and shares of certain unaffiliated mutual funds that participate in the PruArray or SmartPath Program (Participating Funds). "Existing assets" also include monies invested in The Guaranteed Interest Account (GIA), a group annuity insurance product issued by Prudential, and units of the Stable Value Fund (SVF), an unaffiliated bank collective fund. Shares of the Fund may also be purchased by plans that have monies invested in GIA and SVF, provided (i) the purchase is made with the proceeds of a redemption from either GIA or SVF and
(ii) shares of the Fund are an investment option of the plan.

     PRUARRAY ASSOCIATION BENEFIT PLANS. Class Z shares are also offered to Benefit Plans sponsored by employers which are members of a common trade, professional or membership association (Association) that participate in the PruArray Program provided that the Association enters into a written agreement with Prudential. Such Benefit Plans may purchase shares of the Fund without regard to the assets or number of participants in the individual employer's qualified Plan(s) so long as the employers in the Association (i) have retirement plan assets in the aggregate of at least $1 million and 250 participants in the aggregate and (ii) maintain their accounts with the Fund's transfer agent.

     PRUARRAY SAVINGS PROGRAM. Class Z shares of the Fund are also offered to employees of companies that enter into a written agreement with Prudential Retirement Services to participate in the PruArray Savings Program. Under this Program, a limited number of Prudential Mutual Funds are available for purchase by Individual Retirement Accounts and Savings Accumulation Plans of the company's employees. The Program is available only to (i) employees who open an IRA or Savings Accumulation Plan account with the Fund's transfer agent and (ii) spouses of employees who open an IRA account with the Fund's transfer agent. The program is offered to companies that have at least 250 eligible employees.]


HOW TO SELL YOUR SHARES

     YOU CAN REDEEM SHARES OF THE FUND AT ANY TIME FOR CASH AT THE NAV PER SHARE NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM BY THE TRANSFER AGENT OR PRUDENTIAL SECURITIES. See "How the Fund Values its Shares."


     IF YOU HOLD SHARES OF THE FUND THROUGH PRUDENTIAL SECURITIES, YOU MUST REDEEM YOUR SHARES THROUGH PRUDENTIAL SECURITIES. PLEASE CONTACT YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISOR.

     IF YOU HOLD SHARES IN NON-CERTIFICATE FORM, A WRITTEN REQUEST FOR REDEMPTION SIGNED BY YOU EXACTLY AS THE ACCOUNT IS REGISTERED IS REQUIRED. IF YOU HOLD CERTIFICATES, THE CERTIFICATES SIGNED IN THE NAMES(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RECEIVED BY THE TRANSFER AGENT IN ORDER FOR THE REDEMPTION REQUEST TO BE PROCESSED. IF REDEMPTION IS REQUESTED BY A CORPORATION, PARTNERSHIP, TRUST OR FIDUCIARY, WRITTEN EVIDENCE OF AUTHORITY ACCEPTABLE TO THE TRANSFER AGENT MUST BE SUBMITTED BEFORE SUCH REQUEST WILL BE ACCEPTED. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention:
Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.


     If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records, or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Prudential Preferred Financial Services offices. In the case of redemptions from a PruArray or SmartPath Plan, if the proceeds of the redemption are invested in another investment option of the plan, in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.


     PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE MADE BY CHECK WITHIN SEVEN DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE CERTIFICATE AND/OR WRITTEN REQUEST EXCEPT AS INDICATED BELOW. IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE CREDITED TO YOUR PRUDENTIAL SECURITIES ACCOUNT, UNLESS YOU INDICATE OTHERWISE. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the SEC, by order, so permits; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.

     PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL THE FUND OR ITS TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE PURCHASE CHECK BY THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CERTIFIED OR CASHIER'S CHECK.


     REDEMPTION IN KIND. If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the SEC. Securities will be readily marketable and will be valued in the same manner as a regular redemption. See "How the Fund Values its Shares." If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Company has, however, elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during a 90-day period for any one shareholder.




HOW TO EXCHANGE YOUR SHARES


     AS A SHAREHOLDER OF THE FUND YOU HAVE AN EXCHANGE PRIVILEGE WITH THE OTHER SERIES OF THE COMPANY AND CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS, INCLUDING ONE OR MORE SPECIFIED MONEY MARKET FUNDS, SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENTS OF SUCH FUNDS. CLASS Z SHAREHOLDERS OF THE FUND WHO ARE ELIGIBLE TO PURCHASE CLASS Z SHARES OF OTHER

PRUDENTIAL MUTUAL FUNDS HAVE THE ABILITY TO EXCHANGE THEIR SHARES OF THE FUND FOR CLASS Z SHARES OF ANOTHER FUND ON THE BASIS OF THE RELATIVE NAV. SHAREHOLDERS WHO ARE ELIGIBLE TO PURCHASE CLASS A SHARES OF OTHER PRUDENTIAL MUTUAL FUNDS HAVE THE ABILITY TO EXCHANGE THEIR SHARES OF THE FUND FOR CLASS A SHARES OF ANOTHER FUND ON THE BASIS OF THE RELATIVE NAV. CLASS I SHAREHOLDERS HAVE THE ABILITY TO EXCHANGE THEIR CLASS I SHARES OF THE FUND FOR CLASS Z SHARES OF ANOTHER FUND ON THE BASIS OF THE RELATIVE NAV. An exchange will be treated as a redemption and purchase for tax purposes.

     IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE TELEPHONE EXCHANGES ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order. The exchange privilege is available only in states where the exchange may legally be made.


     IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, YOU MUST EXCHANGE YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER.

     IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES" ABOVE.


     You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

     IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO PRUDENTIAL MUTUAL FUND SERVICES LLC, AT THE ADDRESS NOTED ABOVE.


     The Fund reserves the right to reject any exchange order including exchanges (and market timing transactions) which are of a size and/or frequency engaged in by one or more accounts acting in concert or otherwise, that have or may have an adverse effect on the ability of the Subadviser to manage the portfolio. The determination that such exchanges or activity may have an adverse effect and the determination to reject any exchange order shall be in the discretion of the Manager and the Subadviser.


     The Exchange Privilege is not a right and may be suspended, modified or terminated on 60 days' notice to shareholders.


SHAREHOLDER SERVICES

     In addition to the exchange privilege, as a shareholder in the Fund, you can take advantage of the following additional services and privileges:

     o AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at NAV. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold shares through Prudential Securities, you should contact your financial adviser.

     o TAX-DEFERRED RETIREMENT PLANS. Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-sheltered accounts" under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details is available from Prudential Securities or the Transfer Agent. If you are considering adopting such a plan, you should consult with your own legal or tax adviser with respect to the establishment and maintenance of such a plan.

     o SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available to shareholders, which provides for monthly or quarterly checks. See also "Shareholder Investment Account--Systematic Withdrawal Plan" in the Statement of Additional Information.

     o REPORTS TO SHAREHOLDERS. The Fund will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Fund will provide one annual and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 (toll-free) or by writing to the Fund at Gateway Center Three, Newark, New Jersey 07102-4077. In addition, monthly unaudited financial data are available upon request from the Fund.

     o SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Fund at Gateway Center Three, Newark, New Jersey 07102-4077, or by telephone, at (800) 225-1852 (toll-free) or, from outside the U.S.A. at (908) 417-7555 (collect).

     For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

--------------------------------------------------------------------------------
                        THE PRUDENTIAL MUTUAL FUND FAMILY
--------------------------------------------------------------------------------


     Prudential Investments Fund Management offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec representative or telephone the Fund at
(800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.


--------------------------------------------------------------------------------

          ------------------
          TAXABLE BOND FUNDS
          ------------------

Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
 Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential Mortgage Income Fund, Inc.
Prudential Structured Maturity Fund, Inc.
 Income Portfolio
The BlackRock Government Income Trust

       ---------------------
       TAX-EXEMPT BOND FUNDS
       ---------------------

Prudential California Municipal Fund
 California Series
 California Income Series
Prudential Municipal Bond Fund
 High Yield Series
 Insured Series
 Intermediate  Series
Prudential Municipal Series Fund
 Florida Series
 Maryland Series
 Massachusetts Series
 Michigan Series
 New Jersey Series
 New York Series
 North Carolina Series
 Ohio Series
 Pennsylvania Series
Prudential National Municipals Fund, Inc.

           ------------
           GLOBAL FUNDS
           ------------

Prudential Europe Growth Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Global Limited Maturity Fund, Inc.
 Limited Maturity Portfolio
Prudential Intermediate Global Income Fund, Inc.
Prudential Natural Resources Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
 Global Series
 International Stock Series
The Global Government Plus Fund, Inc.
The Global Total Return Fund, Inc.
Global Utility Fund, Inc.

               ------------
               EQUITY FUNDS
               ------------


Prudential Allocation Fund
 Balanced Portfolio
 Strategy Portfolio
Prudential Distressed Securities Fund, Inc.
Prudential Dryden Fund
 Prudential Active Balanced Fund
 Prudential Stock Index Fund
 Prudential Small-Cap Index Fund
 Prudential Bond Market Index Fund
 Prudential Pacific Index Fund
 Prudential Europe Index Fund
Prudential Emerging Growth Fund, Inc.
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Jennison Series Fund, Inc.
 Prudential Jennison Growth Fund
 Prudential Jennison Growth & Income Fund
Prudential Multi-Sector Fund, Inc.
Prudential Small Company Value Fund, Inc.
Prudential Utility Fund, Inc.
Nicholas-Applegate Fund, Inc.
 Nicholas-Applegate Growth Equity Fund


       ------------------
       MONEY MARKET FUNDS
       ------------------

o  Taxable Money Market Funds
Prudential Government Securities Trust
 Money Market Series
 U.S. Treasury Money Market Series
Prudential Special Money Market Fund, Inc.
 Money Market Series
Prudential MoneyMart Assets, Inc.
o  Tax-Free Money Market Funds
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
 California Money Market Series
Prudential Municipal Series Fund
 Connecticut Money Market Series
 Massachusetts Money Market Series
 New Jersey Money Market Series
 New York Money Market Series
o  Command Funds
Command Money Fund
Command Government Fund
Command Tax-Free Fund
o  Institutional Money Market Funds
Prudential Institutional Liquidity Portfolio, Inc.
 Institutional Money Market Series

--------------------------------------------------------------------------------

                      [This page intentionally left blank]

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

================================================================================

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----


FUND HIGHLIGHTS ..........................................................   2
 What are the Fund's Risk Factors and
  Special Characteristics? ...............................................   2
FUND EXPENSES ............................................................   4
FINANCIAL HIGHLIGHTS .....................................................   5
HOW THE FUND INVESTS .....................................................   6
 Investment Objective and Policies .......................................   6
 Other Investments and Policies ..........................................   8
 Hedging and Return Enhancement Strategies ...............................   9
 Investment Restrictions .................................................  11
HOW THE FUND IS MANAGED ..................................................  12
 Manager .................................................................  12
 Subadviser ..............................................................  12
 Distributor .............................................................  13
 Fee Waivers and Subsidy .................................................  14
 Portfolio Transactions ..................................................  14
 Custodian and Transfer and
  Dividend Disbursing Agent ..............................................  14
HOW THE FUND VALUES ITS SHARES ...........................................  14
HOW THE FUND CALCULATES PERFORMANCE ......................................  14
TAXES, DIVIDENDS AND DISTRIBUTIONS .......................................  15
GENERAL INFORMATION ......................................................  16
 Description of Shares ...................................................  16
 Additional Information ..................................................  17
SHAREHOLDER GUIDE ........................................................  17
 How to Buy Shares of the Fund ...........................................  17
 How to Sell Your Shares .................................................  19
 How to Exchange Your Shares .............................................  20
 Shareholder Services ....................................................  21
THE PRUDENTIAL MUTUAL FUND FAMILY ........................................ A-1


================================================================================


MF174A
-------------------------------------------
      CUSIP No.:         Class Z: 74431F209
                         Class I: 74431F860
-------------------------------------------


PRUDENTIAL
STOCK
INDEX
FUND

PROSPECTUS


JUNE 18, 1997


[LOGO] PRUDENTIAL
       INVESTMENTS

                         PRUDENTIAL ACTIVE BALANCED FUND
                           PRUDENTIAL STOCK INDEX FUND
                         PRUDENTIAL SMALL-CAP INDEX FUND
                        PRUDENTIAL BOND MARKET INDEX FUND
                          PRUDENTIAL PACIFIC INDEX FUND
                          PRUDENTIAL EUROPE INDEX FUND


                       Statement of Additional Information
                               dated June 18, 1997


         Prudential Active Balanced Fund, Prudential Stock Index Fund, Prudential Small-Cap Index Fund, Prudential Bond Market Index Fund, Prudential Pacific Index Fund and Prudential Europe Index Fund (each a Fund and collectively, the Funds) are each a series of Prudential Dryden Fund (the Company).


         The investment objective of Prudential Active Balanced Fund is to seek to achieve total returns approaching equity returns, while accepting less risk than an all-equity portfolio, through an actively-managed portfolio of equity securities, fixed-income securities and money market instruments.


         The investment objective of Prudential Stock Index Fund is to seek to provide investment results that correspond to the price and yield performance of the Standard & Poor's 500 Composite Stock Price Index.

         The investment objective of Prudential Small-Cap Index Fund is to seek to provide investment results that correspond to the price and yield performance of a broad-based index of small cap stocks. The Prudential Small-Cap Index Fund currently uses the Standard & Poor's 600 Small Capitalization Stock Index for that purpose.

         The investment objective of Prudential Bond Market Index Fund is to seek to provide investment results that correspond to the total return performance of a broad-based index of fixed-income securities. The Prudential Bond Market Index Fund currently uses the Lehman Brothers Aggregate Index for that purpose.


         The investment objective of Prudential Pacific Index Fund is to seek to provide investment results that correspond to the price and yield performance of a broad-based index of securities of issuers in the Pacific region. The Prudential Pacific Index Fund currently uses the Morgan Stanley Capital International Pacific Index for that purpose.


         The investment objective of Prudential Europe Index Fund is to seek to provide investment results that correspond to the price and yield performance of a broad-based index of securities of European issuers. The Prudential Europe Index Fund currently uses the Morgan Stanley Capital International Europe Index for that purpose.

     There can be no assurance that a Fund's investment objective will be achieved. See "Investment Objectives and Policies."

         The Company's address is Gateway Center Three, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.


         This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of Prudential Active Balanced Fund, dated November 29, 1996, as supplemented on June 18, 1997, the Prospectus of Prudential Stock Index Fund dated June 18, 1997, and the Prospectus of Prudential Small-Cap Index Fund, Prudential Bond Market Index Fund, Prudential Pacific Index Fund and Prudential Europe Index Fund, dated June 18, 1997, copies of which may be obtained from the Company upon request.


                                TABLE OF CONTENTS
                                                                          Page
                                                                          ----
General Information ....................................................  B-2
Investment Objectives and Policies .....................................  B-2
Investment Restrictions ................................................  B-16
Trustees and Officers ..................................................  B-17
Manager and Subadvisers ................................................  B-23
Distributor ............................................................  B-26
Portfolio Transactions and Brokerage ...................................  B-28
Purchase and Redemption of Fund Shares .................................  B-29
Shareholder Investment Account .........................................  B-32
Net Asset Value ........................................................  B-36
Taxes ..................................................................  B-37
Performance and Yield Information ......................................  B-39
Custodian, Transfer and Dividend Disbursing Agent
   and Independent Accountants .........................................  B-41
Financial Statements ...................................................  B-42
Appendix--Description of Ratings .......................................  A-1
Appendix I--Historical Performance Data ................................  I-1
Appendix II--General Investment Information ............................  II-1
Appendix III--Information Relating to The Prudential ...................  III-1

                               GENERAL INFORMATION

         The Company changed its name from The Prudential Institutional Fund to Prudential Dryden Fund effective October 30, 1996. In addition, Active Balanced Fund changed its name to Prudential Active Balanced Fund and Stock Index Fund changed its name to Prudential Stock Index Fund at the same time. On February 19, 1997, the Trustees approved the addition of the following four Funds to the
Company: Prudential Small-Cap Index Fund, Prudential Bond Market Index Fund, Prudential Pacific Index Fund and Prudential Europe Index Fund.

                       INVESTMENT OBJECTIVES AND POLICIES

INVESTMENT POLICIES APPLICABLE TO PRUDENTIAL ACTIVE BALANCED FUND


         FORWARD ROLLS AND DOLLAR ROLLS

         Forward roll and dollar roll transactions involve the risk that the market value of the securities sold by Prudential Active Balanced Fund may decline below the repurchase price of those securities. At the time the Fund enters into a forward roll transaction, it will place in a segregated account with its Custodian cash or liquid assets, having a value equal to the repurchase price (including accrued interest). See "Investment Policies Applicable to Each of the Funds--Segregated Accounts" below.

         MORTGAGE-RELATED SECURITIES


         Mortgage-backed securities may be classified as private, governmental or government related, depending on the issuer or guarantor. Private mortgage-backed securities represent pass-through pools consisting principally of conventional residential mortgage loans created by non-governmental issuers, such as commercial banks, savings and loan associations and private mortgage insurance companies. Governmental mortgage-backed securities are backed by the full faith and credit of the United States. Government National Mortgage Association (GNMA), the principal U.S. guarantor of such securities, is a wholly owned corporate instrumentality of the United States within the Department of Housing and Urban Development. Pass-through securities issued by the Federal National Mortgage Association (FNMA) are guaranteed as to timely payment of principal and interest by FNMA, which guarantee is not backed by the full faith and credit of the U.S. Government. The Federal Home Loan Mortgage Corporation (FHLMC) is a corporate instrumentality of the United States, the stock of which is owned by the Federal Home Loan Banks. Participation certificates representing interests in mortgages from FHLMC's national portfolio are guaranteed as to the timely payment of interest and ultimate, but generally not timely, collection of principal by FHLMC. The obligations of the FHLMC under its guarantee are obligations solely of FHLMC and are not backed by the full faith and credit of the U.S. Government.

         Prudential Active Balanced Fund expects that private and governmental entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage-backed securities are developed and offered to investors, the Fund, consistent with its investment objective and policies, will consider making investments in those new types of securities.

         The Fund may also invest in pass-through securities backed by adjustable rate mortgages that have been issued by GNMA, FNMA and FHLMC or private issuers. These securities bear interest at a rate that is adjusted monthly, quarterly or annually. The prepayment experience of the mortgages underlying these securities may vary from that for fixed rate mortgages.

         The average maturity of pass-through pools of mortgage-related securities varies with the maturities of the underlying mortgage instruments. In addition, a pool's stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. Common practice is to assume that prepayments will result in an average life ranging from two to ten years for pools of fixed rate 30-year mortgages. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions.

         Because prepayments of principal generally occur when interest rates are declining, it is likely that the Fund will have to reinvest the proceeds of prepayments at lower interest rates than those at which the assets were previously invested. If this occurs, the Fund's yield will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed income securities of comparable maturity, although these securities may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that the Fund purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, will result in a loss equal to any unamortized premium.

         Government stripped mortgage-related interest only (IOs) and principal only (POs) securities are currently traded in an over-the-counter market maintained by several large investment banking firms. There can be no assurance that the Fund will be able to effect a trade of IOs or POs at a time when it wishes to do so. The Fund will acquire IOs and POs only if, in the opinion of the Fund's Subadviser, a secondary market for the securities exists at the time of acquisition, or is subsequently expected. The Fund will treat IOs and POs that are not U.S. Government securities as illiquid and will limit its investments in these securities, together with other illiquid investments, in order not to hold more than 10% of its net assets in illiquid securities. With respect to IOs and POs that are issued by the U.S. Government, the Subadviser, subject to the supervision of the Trustees, may determine that such securities are liquid, if it determines the securities can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share.

         Investing in IOs and POs involves the risks normally associated with investing in government and government agency mortgage-related securities. In addition, the yields on IOs and POs are extremely sensitive to the prepayment experience on the mortgage loans underlying the certificates collateralizing the securities. If a decline in the level of prevailing interest rates results in a rate of principal prepayments higher than anticipated, distributions of principal will be accelerated, thereby reducing the yield to maturity on IOs and increasing the yield to maturity on POs. Sufficiently high prepayment rates could result in the Fund not fully recovering its initial investment in an IO.


         COLLATERALIZED MORTGAGE OBLIGATIONS


         Prudential Active Balanced Fund also may invest in, among other things, parallel pay Collateralized Mortgage Obligations (CMOs), and Planned Amortization Class CMOs (PAC Bonds). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds always are parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

         In reliance on Securities and Exchange Commission (SEC) rules and orders, the Fund's investments in certain qualifying CMOs, including CMOs that have elected to be treated as Real Estate Mortgage Investment Conduits (REMICs), are not subject to the limitations of the Investment Company Act of 1940 (Investment Company Act) on acquiring interests in other investment companies. In order to be able to rely on the SEC's interpretation, the CMOs and REMICs must be unmanaged, fixed-asset issuers that (i) invest primarily in mortgage-backed securities, (ii) do not issue redeemable securities, (iii) operate under general exemptive orders exempting them from all provisions of the Investment Company Act, and (iv) are not registered or regulated under the Investment Company Act as investment companies. To the extent that the Fund selects CMOs or REMICs that do not meet the above requirements, the Fund may not invest more than 10% of its assets in all such entities and may not acquire more than 3% of the voting securities of any single such entity.


         ASSET-BACKED SECURITIES


         The value of these securities may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution providing credit enhancement for the pool.


         CUSTODIAL RECEIPTS

         Prudential Active Balanced Fund may acquire custodial receipts or certificates, such as CATS, TIGRs and FICO Strips, underwritten by securities dealers or banks, that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies or instrumentalities. The underwriters of these certificates or receipts purchase a U.S. Government security and deposit the security in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the U.S. Government security. Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon U.S. Government securities.

         There are a number of risks associated with investments in custodial receipts. Although typically under the terms of a custodial receipt, the Fund is authorized to assert its rights directly against the issuer of the underlying obligation, the Fund may be required to assert through the custodian bank such rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in respect of any taxes paid.


         LIQUIDITY PUTS


         Prudential Active Balanced Fund may purchase instruments together with the right to resell the instruments at an agreed-upon price or yield, within a specified period prior to the maturity date of the instruments. This instrument is commonly known as a "put bond" or a "tender option bond."

         Consistent with its investment objective, the Fund may purchase a put so that it will be fully invested in securities while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions and to purchase at a later date securities other than those subject to the put. The Fund will generally exercise the puts or tender options on their expiration date when the exercise price is higher than the current market price for the related fixed income security. Puts or tender options may be exercised prior to the expiration date in order to fund obligations to purchase other securities or to meet redemption requests. These obligations may arise during periods in which proceeds from sales of Fund shares and from recent sales of portfolio securities are insufficient to meet such obligations or when the funds available are otherwise allocated for investment. In addition, puts may be exercised prior to the expiration date in the event the Subadviser for the Fund revises its evaluation of the creditworthiness of the issuer of the underlying security. In determining whether to exercise puts or tender options prior to their expiration date and in selecting which puts or tender options to exercise in such circumstances, the Fund's Subadviser considers, among other things, the amount of cash available to the Fund, the expiration dates of the available puts or tender options, any future commitments for securities purchases, the yield, quality and maturity dates of the underlying securities, alternative investment opportunities and the desirability of retaining the underlying securities in the Fund.

         These instruments are not deemed to be "put options" for purposes of the Fund's investment restriction.


         LOWER-RATED AND UNRATED DEBT SECURITIES

         Prudential Active Balanced Fund may invest, to a limited extent, in lower-rated and unrated debt securities. Non-investment grade fixed-income securities are rated lower than Baa (or the equivalent rating or, if not rated, determined by the Subadviser to be of comparable quality to securities so rated) and are commonly referred to as high risk or high yield securities or "junk" bonds. High yield securities are generally riskier than higher quality securities and are subject to more credit risk, including risk of default, and the prices of such securities are more volatile than higher quality securities. Such securities may also have less liquidity than higher quality securities. Prudential Active Balanced Fund is not authorized to invest in excess of 5% of its net assets in non-investment grade fixed-income securities.

         The markets in which lower-rated securities (or unrated securities that are equivalent to lower-rated securities) are traded are generally more limited than those in which higher-rated securities are traded. The existence of limited markets may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of debt securities for the Prudential Active Balanced Fund to purchase and may also have the effect of limiting the ability of the Fund to sell debt securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

         Lower-rated fixed-income securities present risks based on payment expectations. If an issuer calls the obligation for redemption, the Prudential Active Balanced Fund may have to replace the security with a lower-yielding security, resulting in a decreased return for investors. Also, as the principal value of fixed-income securities moves inversely with movements in interest rates, in the event of rising interest rates, the value of the securities held by the Fund may decline proportionately more than a fund consisting of higher-rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher-rated bonds, resulting in a decline in the overall credit quality of the securities held by the Fund and increasing the exposure of the Fund to the risks of lower-rated securities.


INVESTMENT POLICIES APPLICABLE TO PRUDENTIAL STOCK INDEX FUND

         If net cash outflows from Prudential Stock Index Fund are anticipated, the Fund may sell stocks (in proportion to their weighting in the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index)) in amounts in excess of those needed to satisfy the cash outflows and hold the balance of the proceeds in short-term investments if such a transaction appears, taking into account transaction costs, to be more efficient than selling only the amount of stocks needed to meet the cash requirements. The Fund will not increase its holdings of cash in anticipation of any decline in the value of the S&P 500 Index or of the stock markets generally. If Prudential Stock Index Fund does hold un-hedged short-term investments as a result of the patterns of cash flows to and from the Fund, such holdings may cause its performance to differ from that of the S&P 500 Index.


         THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY S&P. S&P MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE SHAREHOLDERS OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE FUND PARTICULARLY OR THE ABILITY OF THE S&P 500 INDEX TO TRACK GENERAL STOCK MARKET PERFORMANCE. S&P'S ONLY RELATIONSHIP TO PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (MANAGER) AND ITS AFFILIATES IS THE LICENSING OF CERTAIN TRADEMARKS AND TRADE NAMES OF S&P AND OF THE S&P 500 INDEX WHICH IS DETERMINED, COMPOSED AND CALCULATED BY S&P WITHOUT REGARD TO THE MANAGER OR THE FUND. S&P HAS NO OBLIGATION TO TAKE THE NEEDS OF THE MANAGER OR THE SHAREHOLDERS INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE S&P 500 INDEX. S&P IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE PRICES AND AMOUNT OF THE FUND OR THE TIMING OF THE ISSUANCE OR SALE OF THE SHARES OF THE FUND. S&P HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE FUND.


         S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY THE MANAGER, SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

INVESTMENT POLICIES APPLICABLE TO PRUDENTIAL SMALL-CAP INDEX FUND


         If net cash outflows from Prudential Small-Cap Index Fund are anticipated, the Fund may sell stocks (in proportion to their weighting in the Standard & Poor's 600 Small Capitalization Stock Index (S&P 600 Index)) in amounts in excess of those needed to satisfy the cash outflows and hold the balance of the proceeds in short-term investments if such a transaction appears, taking into account transaction costs, to be more efficient than selling only the amount of stocks needed to meet the cash requirements. If Prudential Small-Cap Index Fund does hold un-hedged short-term investments as a result of the patterns of cash flows to and from the Fund, such holdings may cause its performance to differ from that of the S&P 600 Index.


         THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY S&P. S&P MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE SHAREHOLDERS OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE FUND PARTICULARLY OR THE ABILITY OF THE S&P 600 INDEX TO TRACK GENERAL STOCK MARKET PERFORMANCE. S&P'S ONLY RELATIONSHIP TO THE MANAGER AND ITS AFFILIATES IS THE LICENSING OF CERTAIN TRADEMARKS AND TRADE NAMES OF S&P AND OF THE S&P 600 INDEX WHICH IS DETERMINED, COMPOSED AND CALCULATED BY S&P

WITHOUT REGARD TO THE MANAGER OR THE FUND. S&P HAS NO OBLIGATION TO TAKE THE NEEDS OF THE MANAGER OR THE SHAREHOLDERS INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE S&P 600 INDEX. S&P IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE PRICES AND AMOUNT OF THE FUND OR THE TIMING OF THE ISSUANCE OR SALE OF THE SHARES OF THE FUND. S&P HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE FUND.

         S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 600 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY THE MANAGER, SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 600 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 600 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

INVESTMENT POLICIES APPLICABLE TO PRUDENTIAL BOND MARKET INDEX FUND


         If net cash outflows from Prudential Bond Market Index Fund are anticipated, the Fund may sell securities (in proportion to their weighting in the Lehman Brothers Aggregate Index) in amounts in excess of those needed to satisfy the cash outflows and hold the balance of the proceeds in short-term investments if such a transaction appears, taking into account transaction costs, to be more efficient than selling only the amount of securities needed to meet the cash requirements. If Prudential Bond Market Fund does hold un-hedged short-term investments as a result of the patterns of cash flows to and from the Fund, such holdings may cause its performance to differ from that of the Lehman Brothers Aggregate Index.

         The Fund is not sponsored, endorsed, sold or promoted by Lehman Brothers Inc.

         MORTGAGE-BACKED SECURITIES


         Mortgage-backed securities may be classified as private, governmental or government related, depending on the issuer or guarantor. Private mortgage-backed securities represent pass-through pools consisting principally of conventional residential mortgage loans created by non-governmental issuers, such as commercial banks, savings and loan associations and private mortgage insurance companies. Governmental mortgage-backed securities are backed by the full faith and credit of the United States. Government National Mortgage Association (GNMA), the principal U.S. guarantor of such securities, is a wholly owned corporate instrumentality of the United States within the Department of Housing and Urban Development. Pass-through securities issued by the Federal National Mortgage Association (FNMA) are guaranteed as to timely payment of principal and interest by FNMA, which guarantee is not backed by the full faith and credit of the U.S. Government. The Federal Home Loan Mortgage Corporation (FHLMC) is a corporate instrumentality of the United States, the stock of which is owned by the Federal Home Loan Banks. Participation certificates representing interests in mortgages from FHLMC's national portfolio are guaranteed as to the timely payment of interest and ultimate, but generally not timely, collection of principal by FHLMC. The obligations of the FHLMC under its guarantee are obligations solely of FHLMC and are not backed by the full faith and credit of the U.S. Government.

         Prudential Bond Market Index Fund expects that private and governmental entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage-backed securities are developed and offered to investors, the Fund, consistent with its investment objective and policies, will consider making investments in those new types of securities.


         The average maturity of pass-through pools of mortgage-backed securities varies with the maturities of the underlying mortgage instruments. In addition, a pool's stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. Common practice is to assume that prepayments will result in an average life ranging from two to ten years for pools of fixed rate 30-year mortgages. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions.


         Because prepayments of principal generally occur when interest rates are declining, it is likely that the Fund will have to reinvest the proceeds of prepayments at lower interest rates than those at which the assets were previously invested. If this occurs, the Fund's yield will correspondingly decline. Thus, mortgage-backed securities may have less potential for capital appreciation in periods of falling interest rates than other fixed income securities of comparable maturity, although these securities may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that the Fund purchases mortgage-backed securities at a premium, unscheduled prepayments, which are made at par, will result in a loss equal to any unamortized premium.


INVESTMENT POLICIES APPLICABLE TO PRUDENTIAL PACIFIC INDEX FUND

         If net cash outflows from Prudential Pacific Index Fund are anticipated, the Fund may sell stocks (in proportion to their weighting in the Morgan Stanley Capital International Pacific Index (MSCI-Pacific Index)) in amounts in excess of those needed to satisfy the cash outflows and hold the balance of the proceeds in short-term investments if such a transaction appears, taking into account transaction costs, to be more efficient than selling only the amount of stocks needed to meet the cash requirements. If Prudential Pacific Index Fund does hold un-hedged short-term investments as a result of the patterns of cash flows to and from the Fund, such holdings may cause its performance to differ from that of the MSCI-Pacific Index.


         The Fund is not sponsored, endorsed, sold or promoted by Morgan Stanley & Co. Incorporated.


INVESTMENT POLICIES APPLICABLE TO PRUDENTIAL EUROPE INDEX FUND

         If net cash outflows from Prudential Europe Index Fund are anticipated, the Fund may sell stocks (in proportion to their weighting in the Morgan Stanley Capital International Europe Index (MSCI-Europe Index)) in amounts in excess of those needed to satisfy the cash outflows and hold the balance of the proceeds in short-term investments if such a transaction appears, taking into account transaction costs, to be more efficient than selling only the amount of stocks needed to meet the cash requirements. If Prudential Europe Index Fund does hold un-hedged short-term investments as a result of the patterns of cash flows to and from the Fund, such holdings may cause its performance to differ from that of the MSCI-Europe Index.


         The Fund is not sponsored, endorsed, sold or promoted by Morgan Stanley & Co. Incorporated.


INVESTMENT POLICIES APPLICABLE TO EACH OF THE FUNDS


         U.S. GOVERNMENT SECURITIES


         Securities issued or guaranteed by the U.S. Government or one of its agencies, authorities or instrumentalities in which the Funds may invest include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. Government, including the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the U.S., Small Business Administration, GNMA, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, FHLMC, Federal Intermediate Credit Banks, Federal Land Banks, FNMA, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association and Resolution Trust Corporation. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. Because the U.S. Government is not obligated by law to provide support to an instrumentality that it sponsors, a Fund will invest in obligations issued by an instrumentality of the U.S. Government only if the Fund's investment adviser determines that the instrumentality's credit risk does not render its securities unsuitable for investment by the Fund.

         CONVERTIBLE SECURITIES, WARRANTS AND RIGHTS


         A convertible security is a bond, debenture, corporate note, preferred stock or other similar security that may be converted into or exchanged for a prescribed amount of common stock or other equity securities of the same or a different issuer within a particular period of time at a specified price or formula. A warrant or right entitles the holder to purchase equity securities at a specific price for a specific period of time. Convertible securities are senior to common stocks in a corporation's capital structure, but are usually subordinated to similar nonconvertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation dependent upon a market price advance in the convertible security's underlying common stock.


         In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.


         In recent years, convertibles have been developed which combine higher or lower current income with options and other features. The Funds may invest in these types of convertible securities.


         REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS

         Prudential Active Balanced Fund may enter into repurchase and reverse repurchase agreements. Prudential Stock Index Fund, Prudential Small-Cap Index Fund, Prudential Bond Market Index Fund, Prudential Pacific Index Fund and Prudential Europe Index Fund have the authority to enter into reverse repurchase agreements, dollar rolls and forward rolls, but do not plan to do so for the foreseeable future; they may enter into repurchase agreements. Each Fund may enter into such agreements with banks and securities dealers which meet the creditworthiness standards established by the Company's Trustees (Qualified Institutions). The investment adviser will monitor the continued creditworthiness of Qualified Institutions, subject to the oversight of the Company's Trustees. The resale price of the securities purchased reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The Funds receive collateral equal to the resale price, which is marked-to-market daily. These agreements permit each Fund to keep all its assets earning interest while retaining "overnight" flexibility to pursue investments of a longer-term nature.


         The use of repurchase agreements and reverse repurchase agreements involve certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, a Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund's ability to dispose of the underlying securities may be restricted. Finally, it is possible that a Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the agreement will be held by the Custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the counterparty fails to resell or repurchase the securities, a Fund may suffer a loss to the extent proceeds from the sale of the underlying collateral are less than the repurchase price. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by Prudential Active Balanced Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase.

         FIXED-INCOME SECURITIES


         In general, the ratings of Moody's Investors Service, Inc. (Moody's), Standard & Poor's Ratings Group (S&P Ratings), Duff and Phelps, Inc. (Duff & Phelps) and other nationally recognized statistical rating organizations (NRSROs) represent the opinions of those organizations as to the quality of debt obligations that they rate. These ratings are relative and subjective, are not absolute standards of quality and do not evaluate the market risk of securities. These ratings will be among the initial criteria used for the selection of portfolio securities. Among the factors that the rating agencies consider are the long-term ability of the issuer to pay principal and interest and general economic trends.

         Subsequent to its purchase by a Fund, an issue of debt obligations may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the sale of the debt obligation by the Fund, but the Fund's Subadviser will consider the event in its determination of whether the Fund should continue to hold the obligation. In addition, to the extent that the ratings change as a result of changes in rating organizations or their rating systems or owing to a corporate restructuring of Moody's, S&P Ratings, Duff & Phelps or another NRSRO, the Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objectives and policies. An Appendix to this Statement of Additional Information contains further information concerning the ratings of Moody's, S&P Ratings and Duff & Phelps and their significance.


         WHEN-ISSUED AND DELAYED DELIVERY SECURITIES


         To secure prices deemed advantageous at a particular time, each Fund may purchase securities on a when-issued or delayed delivery basis, in which case delivery of the securities occurs beyond the normal settlement period; payment for or delivery of the securities would be made at the same time or prior to the reciprocal delivery or payment by the other party to the transaction. A Fund will enter into when-issued or delayed delivery transactions for the purpose of acquiring securities and not for the purpose of leverage. When-issued securities purchased by a Fund may include securities purchased on a "when, as and if issued" basis under which the issuance of the securities depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring.

         Securities purchased on a when-issued or delayed delivery basis may expose a Fund to risk because the securities may experience fluctuations in value prior to their actual delivery. A Fund does not accrue income with respect to a when-issued or delayed delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed delivery basis may involve the additional risk that the yield available in the market when the delivery takes place may be higher than that obtained in the transaction itself.


         SECURITIES LENDING


         A Fund will enter into securities lending transactions only with Qualified Institutions. A Fund will comply with the following conditions whenever it lends securities: (i) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (ii) the value of the loan is "marked to market" on a daily basis; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, the Fund must terminate the loan and regain the right to vote the securities. A Fund may pay reasonable finders', administrative and custodial fees in connection with a loan of its securities. In these transactions, there are risks of delay in recovery and in some cases even of loss of rights in the collateral should the borrower of the securities fail financially.


         BORROWING


         Each Fund may borrow from time to time, at its Subadviser's discretion, to take advantage of investment opportunities, when yields on available investments exceed interest rates and other expenses of related borrowing, or when, in the Subadviser's opinion, unusual market conditions otherwise make it advantageous for the Fund to increase its investment capacity. A Fund will only borrow when there is an expectation that it will benefit the Fund after taking into account considerations such as interest income and possible losses upon liquidation. Borrowing by a Fund creates an opportunity for increased net income but, at the same time, creates risks, including the fact that leverage may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund. A Fund may also borrow for temporary, extraordinary or emergency purposes and for the clearance of transactions. A Fund may borrow through forward rolls, dollar rolls or reverse repurchase agreements, although no Fund except Prudential Active Balanced Fund currently has any intention of doing so.

         SECURITIES OF FOREIGN ISSUERS


         The value of a Fund's foreign investments may be significantly affected by changes in currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar falls against such currency. In addition, the value of the Fund's assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign securities and by currency restrictions and exchange control regulation.

         The economies of many of the countries in which a Fund may invest are not as developed as the economy of the U.S. and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets, could also adversely affect the value of investments.

         Foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, in general, there is less publicly available information about foreign securities than is available about domestic securities. Many foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by a Fund may be reduced by a withholding tax at the source which would reduce dividend income payable to shareholders.


         Brokerage commission rates in foreign countries are likely to be higher. The securities markets in many of the countries in which a Fund may invest will have substantially less trading volume than the principal U.S. markets. As a result, the securities of some companies in these countries may be less liquid and more volatile than comparable U.S. securities. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations.

         OPTIONS ON SECURITIES AND SECURITIES INDICES


         A number of risk factors are associated with options transactions. There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, a Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and may incur transaction costs upon the purchase or sale of underlying securities. The ability to terminate over-the-counter (OTC) option positions is more limited than the ability to terminate exchange-traded option positions because a Fund would have to negotiate directly with a contra party. In addition, with OTC options, there is a risk that the contra party in such transactions will not fulfill its obligations.

         A Fund pays brokerage commissions or spreads in connection with its options transactions, as well as for purchases and sales of underlying securities. The writing of options could result in significant increases in a Fund's turnover rate. A Fund's transactions in options may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the Internal Revenue Code) for qualification as a regulated investment company.

         The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call option on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Fund can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

         Even if a Fund could assemble a securities portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Fund as the call writer will not know that it has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as a common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date; and by the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its securities portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

         If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

         A Fund will not purchase put options or call options if, after any such purchase, the aggregate premiums paid for such options would exceed 20% of the Fund's net assets. The aggregate value of the obligations underlying put options will not exceed 25% of a Fund's net assets.


         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS


         A futures contract on securities or currency is an agreement to buy and sell securities or currency at a specified price at a designated date. Futures contracts and options thereon may be entered into for hedging purposes and for the other purposes described in each Fund's Prospectus. A Fund may enter into futures contracts in order to hedge against changes in interest rates, stock market prices or currency exchange rates.

         The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, and writing put options on futures contracts can serve as a limited long hedge.

         No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract, a Fund is required to deposit "initial margin," consisting of cash or U.S. Government securities, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment.

         Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund's obligations to or from a futures broker. When a Fund purchases an option on a future, the premium paid plus transaction costs are all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

         Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. Each Fund intends to enter into futures and options on futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

         Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

         If a Fund were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

         Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contract positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.


         FOREIGN CURRENCY FORWARD CONTRACTS, OPTIONS AND FUTURES TRANSACTIONS

         There is no limitation on the value of forward contracts into which Prudential Active Balanced Fund may enter. Prudential Active Balanced Fund's, Prudential Europe Index Fund's and Prudential Pacific Index Fund's transactions in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its securities and accruals of interest or dividends receivable and Fund expenses. Position hedging is the sale of a foreign currency with respect to security positions denominated or quoted in that currency. The Fund may not position hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of a forward contract) of securities, denominated or quoted in, or currently convertible into, such currency. A forward contract generally has no deposit requirements, and no commissions are charged for such trades.

         A Fund may enter into a forward contract to hedge against risk in the following circumstances: (i) during the time period when the Fund contracts for the purchase or sale of a security denominated in a foreign currency, or (ii) when the Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds. By entering into a forward contract for a fixed amount of dollars for the purchase or sale of the amount of foreign currency involved in the underlying transaction, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. Additionally, when the Fund's Subadviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract, for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the securities of the Fund denominated in such foreign currency. Further, the Fund may enter into a forward contract in one foreign currency, or basket of currencies, to hedge against the decline or increase in value in another foreign currency. Use of a different currency or basket of currencies magnifies the risk that movements in the price of the forward contract will not correlate or will correlate unfavorably with the foreign currency being hedged.

         Forward currency contracts (i) are traded in an interbank market conducted directly between currency traders (typically commercial banks or other financial institutions) and their customers, (ii) generally have no deposit requirements and (iii) are typically consummated without payment of any commissions. Failure by the Fund's contra party to make or take delivery of the underlying currency at the maturity of the forward contract would result in the loss to the Fund of any expected benefit of the transaction.

         As is the case with futures contracts, purchasers and sellers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the contra party. Thus, there can be no assurance that a Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the contra party, the Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities in a segregated account.

         Prudential Active Balanced Fund, Prudential Europe Index Fund and Prudential Pacific Index Fund may purchase and write put and call options on foreign currencies traded on securities exchanges or boards of trade (foreign and domestic) and OTC options for hedging purposes in a manner similar to that in which forward foreign currency exchange contracts and futures contracts on foreign currencies will be employed. Options on foreign currencies are similar to options on securities, except that the Fund has the right to take or make delivery of a specified amount of foreign currency, rather than securities.

         Generally, the OTC foreign currency options used by these Funds are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

         If a Fund's Subadviser anticipates purchasing a foreign security and also anticipates a rise in the value of such foreign currency (thereby increasing the cost of such security), the Fund may purchase call options or write put options on the foreign currency. The Fund could also enter into a long forward contract or a long futures contract on such currency, or purchase a call option, or write a put option, on a currency futures contract. The use of such instruments could offset, at least partially, the effects of the adverse movements of the exchange rates.

         FOREIGN CURRENCY STRATEGIES--SPECIAL CONSIDERATIONS

         Prudential Active Balanced Fund, Prudential Europe Index Fund and Prudential Pacific Index Fund may use options on foreign currencies, futures on foreign currencies, options on futures on foreign currencies and forward currency contracts, to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated. Such currency hedges can protect against price movements in a security that the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

         The Fund might seek to hedge against changes in the value of a particular currency when no futures contract, forward contract or option involving that currency is available or one of such contracts is more expensive than certain other contracts. In such cases, the Fund may hedge against price movements in that currency by entering into a contract on another currency or basket of currencies, the values of which the Fund's Subadviser believes will have a positive correlation to the value of the currency being hedged. The risk that movements in the price of the contract will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

         The value of futures contracts, options on futures contracts, forward contracts and options on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of futures contracts, forward contracts or options, a Fund could be disadvantaged by dealing in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

         There is no systematic reporting of last sale information for foreign currencies or any regulatory requirements that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the futures contracts or options until they reopen.

         Settlement of futures contracts, forward contracts and options involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

         COVERED FORWARD CURRENCY CONTRACTS, FUTURES CONTRACTS AND OPTIONS

         Transactions using forward currency contracts, futures contracts and options (other than options that a Fund has purchased) expose the Fund to an obligation to another party. No Fund will enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies, or other options, forward currency contracts or futures contracts, or (2) liquid assets with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid assets in a segregated account with its Custodian in the prescribed amount.

         Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding forward currency contract, futures contract or option is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund's assets to cover or segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

         SEGREGATED ACCOUNTS

         Each Fund will establish a segregated account with its Custodian, State Street Bank and Trust Company (State Street), in which it will maintain cash, U.S. Government securities, equity securities (including foreign securities), debt securities or other liquid, unencumbered assets equal in value to its obligations in respect of potentially leveraged transactions. These include forward contracts, when-issued and delayed delivery securities, futures contracts, written options and options on futures contracts (unless otherwise covered). If collateralized or otherwise covered, in accordance with SEC guidelines, these will not be deemed to be senior securities. The assets deposited in the segregated account will be marked-to-market daily.

         ILLIQUID SECURITIES


         Each of the Funds may hold up to 15% of its net assets in illiquid securities. Illiquid securities include repurchase agreements which have a maturity of longer than seven days and securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         Rule 144A of the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this new regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (NASD).

         Restricted securities eligible for resale pursuant to Rule 144A and commercial paper for which there is a readily available market will not be deemed illiquid. The Subadvisers will monitor the liquidity of such restricted securities, subject to the supervision of the Trustees. In reaching liquidity decisions, Subadvisers will consider, among other things, the following factors:
(1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (i) it must be rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser, and
(ii) it must not be "traded flat" (i.e., without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

         The staff of the SEC has taken the position that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities unless the Fund and the counterparty have provided for the Fund, at the Fund's election, to unwind the OTC option. The exercise of such an option would ordinarily involve the payment by the Fund of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Fund to treat the securities used as "cover" as liquid. The Fund will also treat non-U.S. Government IOs and POs as illiquid so long as the staff of the SEC maintains its position that such securities are illiquid.


         OTHER INVESTMENT TECHNIQUES


         Each Fund may take advantage of opportunities in the area of options and futures contracts and any other derivative instruments that are not presently contemplated for use by such Fund or that are not currently available but that may be developed, to the extent such opportunities are both consistent with its investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure in its Prospectus.

                             INVESTMENT RESTRICTIONS


         The investment restrictions listed below have been adopted by the Company as fundamental policies of the Funds, except as otherwise indicated. Under the Investment Company Act, a fundamental policy of a Fund may not be changed without the vote of a majority of the outstanding voting securities of the Fund. As defined in the Investment Company Act, a "majority of a Fund's outstanding voting securities" means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (ii) more than 50% of the outstanding shares.


         A Fund may not:

         1. Purchase any security if, as a result, with respect to 75% of the Fund's total assets, more than 5% of the value of its total assets (determined at the time of investment) would then be invested in the securities of any one issuer.

         2. Purchase a security if more than 10% of the outstanding voting securities of any one issuer would be held by the Fund.

         3. Purchase a security if, as a result, 25% or more of the value of its total assets (determined at the time of investment) would be invested in securities of one or more issuers having their principal business activities in the same industry. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

         4. Purchase or sell real estate or interests therein (including limited partnership interests), although a Fund may purchase securities of issuers which engage in real estate operations and securities which are secured by real estate or interests therein.

         5. Purchase or sell commodities or commodity futures contracts, except that a Fund may purchase and sell financial futures contracts and options thereon and that forward contracts are not deemed to be commodities or commodity futures contracts.

         6. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that a Fund may invest in the securities of companies which operate, invest in or sponsor such programs.

         7. Issue senior securities, borrow money or pledge its assets, except that each Fund may borrow from banks or through forward rolls, dollar rolls or reverse repurchase agreements up to 20% of the value of its total assets to take advantage of investment opportunities, for temporary, extraordinary or emergency purposes, or for the clearance of transactions and may pledge up to 20% of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a "when-issued" or delayed delivery basis; the purchase and sale of options, financial futures contracts and options thereon; the entry into repurchase agreements and collateral and margin arrangements with respect to any of the foregoing, will not be deemed to be a pledge of assets nor the issuance of senior securities.

         8. Make loans except by the purchase of fixed-income securities in which a Fund may invest consistently with its investment objective and policies or by use of reverse repurchase and repurchase agreements, forward rolls, dollar rolls and securities lending arrangements.


         9. Make short sales of securities.

         10. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of purchases of portfolio securities. (For the purpose of this restriction, the deposit or payment by any Fund of initial or maintenance margin in connection with financial futures contracts is not considered the purchase of a security on margin.)

         11. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws. The Fund has no limit with respect to investments in restricted securities.

         Whenever any fundamental investment policy or investment restriction states a maximum percentage of a Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that a Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by applicable law.

                              TRUSTEES AND OFFICERS

                                  POSITION WITH                              PRINCIPAL OCCUPATIONS
  NAME, ADDRESS AND AGE(1)           COMPANY                                DURING PAST FIVE YEARS
  ------------------------        --------------                            ----------------------
Edward D. Beach (72)             Trustee                President and Director of BMC Fund, Inc., a closed-end
                                                          investment company; prior thereto, Vice Chairman of
                                                          Broyhill Furniture Industries, Inc.; Certified Public
                                                          Accountant; Secretary and Treasurer of Broyhill Family
                                                          Foundation, Inc.; Member of the Board of Trustees of
                                                          Mars Hill College; Director of The High Yield
                                                          Income Fund, Inc.


Delayne Dedrick Gold (58)        Trustee                Marketing and Management Consultant; Director of The High
                                                          Yield Income Fund, Inc.

*Robert F. Gunia (50)            Trustee                Comptroller, Prudential Investments (since May 1996);
                                                          Executive Vice President and Treasurer (since December
                                                          1996), Prudential Investments Fund Management LLC
                                                          (PIFM); Senior Vice President (since March 1987) of
                                                          Prudential Securities Incorporated (Prudential Securities);
                                                          formerly Chief Administrative Officer (July 1990-
                                                          September 1996), Director (January 1989-September
                                                          1996) and Executive Vice President,Treasurer and Chief
                                                          Financial Officer (June 1987-September 1996) of
                                                          Prudential Mutual Fund Management, Inc.; Vice President
                                                          and Director of The Asia Pacific Fund, Inc.
                                                          (since May 1989); Director of The High Yield Income
                                                          Fund, Inc.

                                  POSITION WITH                              PRINCIPAL OCCUPATIONS
  NAME, ADDRESS AND AGE(1)           COMPANY                                DURING PAST FIVE YEARS
  ------------------------        --------------                            ----------------------
Donald D. Lennox (78)            Trustee                Chairman (since February 1990) and Director (since April
                                                          1989) of International Imaging Materials, Inc. (thermal
                                                          transfer ribbon manufacturer); Retired Chairman, Chief
                                                          Executive Officer and Director of Schlegel Corporation
                                                          (industrial manufacturing) (March 1987-February 1989);
                                                          Director of Gleason Corporation, Personal Sound
                                                          Technologies, Inc. and The High Yield Income Fund, Inc.

Douglas H. McCorkindale (57)     Trustee                Vice Chairman, Gannett Co. Inc. (publishing and media) (since
                                                          March 1984); Director of Gannett Co. Inc., Frontier
                                                          Corporation and Continental Airlines, Inc.


*Mendel A. Melzer, CFA (35)      Trustee                Chief Investment Officer (since October 1996) of Prudential
 751 Broad St.                                            Mutual Funds; formerly Chief Financial Officer (November
 Newark, NJ 07102                                         1995-September 1996) of Prudential Investments, Senior
                                                          Vice President and Chief Financial Officer (April
                                                          1993-November 1995) of Prudential Preferred Financial
                                                          Services, Managing Director (April 1991-April 1993) of
                                                          Prudential Investment Advisors and Senior Vice President
                                                          (July 1989-April 1991) of Prudential Capital Corporation;
                                                          Chairman and Director of Prudential Series Fund, Inc.;
                                                          Director of The High Yield Income Fund, Inc.


Thomas T. Mooney (55)            Trustee                President of the Greater Rochester Metro Chamber of
                                                          Commerce; former Rochester City Manager; Trustee of
                                                          Center for Governmental Research, Inc.; Director of Blue
                                                          Cross of Rochester, Monroe County Water Authority,
                                                          Rochester Jobs, Inc., Executive Service Corps of
                                                          Rochester, Monroe County Industrial Development
                                                          Corporation, Northeast Midwest Institute, The Business
                                                          Council of New York State, First Financial Fund, Inc., The
                                                          High Yield Income Fund, Inc. and The High Yield Plus
                                                          Fund, Inc.

Stephen P. Munn (54)             Trustee                Chairman (since January 1994), Director and President (since
                                                          1988) and Chief Executive Officer (1988-December 1993)
                                                          of Carlisle Companies Incorporated (manufacturer of
                                                          industrial products).

                                  POSITION WITH                              PRINCIPAL OCCUPATIONS
  NAME, ADDRESS AND AGE(1)           COMPANY                                DURING PAST FIVE YEARS
  ------------------------        --------------                            ----------------------

*Richard A. Redeker (53)         President and          Employee of Prudential Investments; formerly President, Chief
751 Broad St.                     Trustee                 Executive Officer and Director (October 1993-September
Newark, NJ 07102                                          1996), Prudential Mutual Fund Management, Inc.,
                                                          Executive Vice President, Director and Member of the
                                                          Operating Committee (October 1993-September 1996),
                                                          Prudential Securities, Director (October 1993-September
                                                          1996) of Prudential Securities Group, Inc., Executive Vice
                                                          President, The Prudential Investment Corporation (PIC)
                                                          (January 1994-September 1996), Director (January
                                                          1994-September 1996) of Prudential Mutual Fund
                                                          Distributors, Inc. and Prudential Mutual Fund Services, Inc.
                                                          and Senior Executive Vice President and Director of
                                                          Kemper Financial Services, Inc. (September 1978-Septem-
                                                          ber 1993); President and Director of The High Yield
                                                          Income Fund, Inc.

Robin B. Smith (57)              Trustee                Chairman and Chief Executive Officer (since August 1996),
                                                          of Publishers Clearing House; formerly President and Chief
                                                          Executive Officer (January 1988-August 1996) and
                                                          President and Chief Operating Officer (September
                                                          1981-December 1988) of Publishers Clearing House;
                                                          Director of BellSouth Corporation, Texaco Inc., Spring
                                                          Industries Inc. and Kmart Corporation.


Louis A Weil, III (55)           Trustee                Publisher and Chief Executive Officer (since January 1996)
                                                          and Director (since September 1991) of Central Newspa-
                                                          pers, Inc.; Chairman of the Board (since January 1996),
                                                          Publisher and Chief Executive Officer (August
                                                          1991-December 1995) of Phoenix Newspapers, Inc.;
                                                          formerly Publisher of Time Magazine (May 1989-March
                                                          1991), President, Publisher & CEO of The Detroit News
                                                          (February 1986-August 1989), member of the Advisory
                                                          Board, Chase Manhattan Bank-Westchester; Director of
                                                          The High Yield Income Fund, Inc.

Clay T. Whitehead (58)           Trustee                President, National Exchange Inc. (new business development firm) (since May 1983).


Grace C. Torres (37)             Treasurer and          First Vice President (since December 1996) of PIFM; First Vice
                                 Principal                President (since March 1994) of Prudential Securities; formerly
                                 Financial and            First Vice President(March 1994-September 1996) of
                                 Accounting               Prudential Mutual Fund Management, Inc. and Vice President
                                 Officer                  (July 1989-March 1994) of Bankers Trust Corporation.


                                  POSITION WITH                              PRINCIPAL OCCUPATIONS
  NAME, ADDRESS AND AGE(1)           COMPANY                                DURING PAST FIVE YEARS
  ------------------------        --------------                            ----------------------

S. Jane Rose (51)                Secretary              Senior Vice President (since December 1996), PIFM; Senior Vice
                                                          President and Senior Counsel of Prudential Securities (since July 1992);
                                                          formerly Senior Vice President (January 1991-September 1996)
                                                          and Senior Counsel (June 1987-December 1990) of Prudential
                                                          Mutual Fund Management, Inc. and Vice President and Associate
                                                          General Counsel of Prudential Securities.

Susan C. Cote (42)               Vice President        Vice President, Finance (since February 1997) Prudential Mutual
                                                          Funds & Annuities (PMF&A); Executive Vice President (since February 1997)
                                                          and Chief Financial Officer (since May 1996), PIFM; formerly Managing
                                                          Director (February 1995-May 1996) and Vice President (February 1995-May
                                                          1996) Prudential Investments; Senior Vice President (January 1989-
                                                          January 1995) of Prudential Mutual Fund Management, Inc.; Senior Vice
                                                          President (January 1992-January 1995) of Prudential Securities.

Thomas A. Early (42)             Vice President        Vice President and General Counsel (since March 1997, PMF&A; Executive
                                                          Vice President, Secretary and General Counsel (since December 1996) of
                                                          PIFM; formerly Vice President and General Counsel (March 1994-March 1997)
                                                          of Prudential Retirement Services and Associate General Counsel and
                                                          Chief Financial Services Officer (1988-1994), Frank Russell Company.



Stephen M. Ungerman (43)         Assistant              Tax Director (since March 1996) of Prudential Investments
                                 Treasurer                and the Private Asset Group of The Prudential Insurance
                                                          Company of America (Prudential); formerly First Vice
                                                          President of Prudential Mutual Fund Management, Inc.
                                                          (February 1993-September 1996); prior thereto, Senior
                                                          Tax Manager of Price Waterhouse (1981-January 1993).


Marguerite E.H. Morrison (41)    Assistant              Vice President (since December 1996) of PIFM; Vice President and
                                 Secretary                Associate General Counsel (since September 1987) of Prudential Securities;
                                                          formerly Vice President and Associate General Counsel (June
                                                          1991-September 1996) of Prudential Mutual Fund Management, Inc.;

----------
(1) Unless otherwise stated, the address is c/o Prudential Investments Fund Management LLC, Gateway Center Three,Newark, New Jersey 07102-4077.
* "Interested" Trustee, as defined in the Investment Company Act, by reason of his affiliation with Prudential, PIFM or Prudential Securities.


         Trustees and officers of the Funds are also trustees, directors and officers of some or all of the other investment companies distributed by Prudential Securities.

         The officers conduct and supervise the daily business operations of the Funds, while the Trustees, in addition to their functions set forth under "Manager and Subadvisers" and "Distributor," review such actions and decide on general policy.

         The Trustees have adopted a retirement policy which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 72, except that retirement is being phased in for Trustees who were age 68 or older as of December 31, 1993. Under this phase-in provision, Messrs. Lennox and Beach are scheduled to retire on December 31, 1997 and 1999, respectively.

         As of June 13, 1997, the Trustees and officers of the Company as a group owned beneficially less than 1% of the shares of beneficial interest of the Company. As of June 13, 1997, each of the following entities owned more than 5% of the outstanding voting securities of each of the Funds indicated:


PORTFOLIO                                                                          SHARES
---------                                                                          ------

Prudential Active Balanced Fund
Class Z shares                       Pru  Defined Contribution SVSC           4,615,826(40.5%)
                                     FBO Pru-DC Qualified Clients
                                     Attn: John Surdy
                                     30 Scranton Office Park
                                     Moosic, PA 18507-1774

                                     Prudential Trust Company                 6,391,413(56.0%)
                                     FBO Pru-DC Clients
                                     Attn: John Surdy
                                     30 Scranton Office Park
                                     Moosic, PA 18507-1774

Prudential Stock Index Fund
Class Z shares                       Prudential Employee Savings Plan         8,129,034(53.5%)
                                     71 Hanover Road
                                     Florham Park, NJ 07932-1502

                                     Prudential Trust Company                 6,665,606(43.9%)
                                     FBO Pru-DC Clients
                                     Attn: John Surdy
                                     30 Scranton Office Park
                                     Moosic, PA 18507-1774




         As of June 13, 1997, Prudential Securities was the record holder for other beneficial owners of 16.3 Class A shares (or 49.6% of the outstanding Class A shares), 5,359 Class B shares (or 62.4% of the outstanding Class B shares), 0 Class C shares (or 0% of the outstanding Class C shares) and 0 Class Z shares (or 0% of the outstanding Class Z shares) of the Prudential Active Balanced Fund and 326,574 Class Z shares (2% of the outstanding Class Z shares) of Prudential Stock Index Fund. In the event of any meeting of shareholders, Prudential Securities will forward or cause the forwarding of proxy materials to the beneficial owners for which it is the record owner.


         The Company pays each of its Trustees who is not an affiliated person of the investment adviser annual compensation of $2,500. The amount of annual compensation paid to each Trustee may change as a result of the introduction of additional funds upon which the Trustee will be asked to serve.

         Trustees may receive their Trustees' fees pursuant to a deferred fee agreement with the Company. Under the terms of the agreement, the Company accrues daily the amount of such Trustees' fee which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury bills at the beginning of each calendar quarter or, pursuant to an SEC exemptive order, at the daily rate of return of the Company. Payment of the interest so accrued is also deferred and accruals become payable at the option of the Trustee. The Company's obligation to make payments of deferred Trustees' fees, together with interest thereon, is a general obligation of the Company.


         The interested Trustees serve without compensation. The following table sets forth the aggregate compensation paid by the Company to the Trustees who were not affiliated with the Manager for the fiscal year ended September 30, 1996 and the aggregate compensation paid to such Trustees for service on the Company's Board and that of all other funds managed by Prudential Investments Fund Management LLC (Fund Complex) for the year ended December 31, 1996.


                                          COMPENSATION TABLE
                                          ------------------
                                                         PENSION OR                           TOTAL
                                                         RETIREMENT                       COMPENSATION
                                                      BENEFITS ACCRUED    ESTIMATED       FROM COMPANY
                                         AGGREGATE       AS PART OF        ANNUAL           AND FUND
                                       COMPENSATION        COMPANY      BENEFITS UPON     COMPLEX PAID
NAME AND POSITION                      FROM COMPANY@      EXPENSES       RETIREMENT        TO TRUSTEES
-----------------                      -------------      --------       ----------        -----------
Edward D. Beach--Trustee                     --             NONE             N/A        $166,000(21/39)**
Mark R. Fetting--Trustee+/++                 --             NONE             N/A               --
David A. Finley--Trustee++                $21,000           NONE             N/A          21,000(1/7)**
William E. Fruhan, Jr.--Trustee++          21,000           NONE             N/A          21,000(1/7)**
Delayne D. Gold--Trustee                     --             NONE             N/A         175,308(21/42)**
Robert F. Gunia--Trustee+                    --             NONE             N/A               --
Donald D. Lennox--Trustee                    --             NONE             N/A          90,000(10/22)**
Douglas H. McCorkindale--Trustee+++          --             NONE             N/A          71,208(10/13)**
Mendel A. Melzer--Trustee+                   --             NONE             N/A               --
Thomas T. Mooney--Trustee+++                 --             NONE             N/A         135,375(18/36)**
Stephen P. Munn--Trustee                     --             NONE             N/A          49,125(6/8)**
August G. Olsen--Trustee*/++               21,000           NONE             N/A          21,000(1/7)**
Richard A. Redeker--Trustee+                 --             NONE             N/A               --
Robin B. Smith--Trustee+++                   --             NONE             N/A          89,957(11/20)**
Herbert G. Stolzer--Trustee*/++            21,000           NONE             N/A          21,000(1/7)**
Louis A. Weil, III--Trustee                  --             NONE             N/A          91,250(13/18)**
Clay T. Whitehead--Trustee                   --             NONE             N/A          38,292(5/7)**

----------

@ Effective January 1997, the annual compensation paid to Trustees was reduced to $2,500 in addition to certain out-of-pocket expenses.
* All of the compensation from the Company for the fiscal year ended September 30, 1996 represents deferred compensation. Aggregate compensation from the Company and the Fund Complex for the fiscal year ended September 30, 1996, including accrued income and appreciation, amounted to approximately $24,000 for Mr. Olsen and approximately $24,500 for Mr. Stolzer.

** Indicates number of Funds/portfolios in Fund Complex to which aggregate compensation relates.
+ Mark R. Fetting, Robert F. Gunia, Mendel A. Melzer and Richard A. Redeker, who are or were interested Trustees, do not receive compensation from the Company or any fund in the Fund Complex.
++    Indicates Trustee who did not stand for reelection.

+++ Total compensation from all of the funds in the Fund Complex for the calendar year ended December 31, 1996, includes amounts deferred at the election of Trustees under the funds' deferred compensation plans. Including accrued interest, total compensation amounted to $71,034, $139,869 and $109,294 for Messrs. McCorkindale and Mooney and Ms. Smith, respectively.

                             MANAGER AND SUBADVISERS


         The manager of the Company is Prudential Investments Fund Management LLC (formerly Prudential Mutual Fund Management LLC) (PIFM or the Manager), Gateway Center Three, Newark, New Jersey 07102-4077. PIFM serves as manager to all of the other investment companies that, together with the Funds, comprise the Prudential Mutual Funds. See "How the Fund is Managed--Manager" in the Prospectus of each Fund. As of May 31, 1997, PIFM managed and/or administered open-end and closed-end management investment companies with assets of approximately $56 billion. According to the Investment Company Institute, as of December 31, 1996, the Prudential Mutual Funds were the 15th largest family of mutual funds in the United States.

         PIFM is a subsidiary of Prudential Securities and Prudential. Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), a wholly-owned subsidiary of PIFM, serves as the transfer agent for the Prudential Mutual Funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.

         Pursuant to two Management Agreements with the Company (individually, the Management Agreement and collectively, the Management Agreements), PIFM, subject to the supervision of the Company's Board of Trustees and in conformity with the stated policies of each Fund, manages both the investment operations of each Fund and the composition of each Fund's portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, PIFM is obligated to keep certain books and records of the Company. PIFM also administers the Company's corporate affairs and, in connection therewith, furnishes the Company with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Funds' custodian (the Custodian), and PMFS, the Funds' transfer and dividend disbursing agent. The management services of PIFM for the Funds are not exclusive under the terms of the Management Agreements and PIFM is free to, and does, render management services to others.

         For its services, PIFM receives, pursuant to the Management Agreements, a fee at an annual rate of .65 of 1% of Prudential Active Balanced Fund's average daily net assets, .30 of 1% of Prudential Stock Index Fund's average daily net assets, .30 of 1% of Prudential Small-Cap Index Fund's average daily net assets, .25 of 1% of Prudential Bond Market Index Fund's average daily net assets, .40 of 1% of Prudential Pacific Index Fund's average daily net assets and .40 of 1% of Prudential Europe Index Fund's average daily net assets. The fee is computed daily and payable monthly. Each Management Agreement also provides that, in the event the expenses of a Fund (including the fees of PIFM, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Fund's shares are qualified for offer and sale, the compensation due to PIFM will be reduced by the amount of such excess. No such reductions were required during the fiscal year ended September 30, 1996. No jurisdiction currently limits the Funds' expenses.


         In connection with its management of the business affairs of the Company, the Manager bears the following expenses:

         (i) the salaries and expenses of all of its and the Company's personnel except the fees and expenses of Trustees who are not affiliated persons of the Manager or the Funds' Subadvisers;

         (ii) all expenses incurred by the Manager or by the Company in connection with managing the ordinary course of the Company's business, other than those assumed by the Company as described below; and

         (iii) the costs and expenses or fees payable to The Prudential Investment Corporation, doing business as Prudential Investments (PI), and Jennison Associates Capital Corp. (Jennison) (collectively, the Subadvisers) pursuant to the subadvisory agreements between the Manager and the Subadvisers (collectively, the Subadvisory Agreements).

         Under the terms of the Management Agreements, the Company is responsible for the payment of the following expenses: (i) the fees payable to the Manager, (ii) the fees and expenses of Trustees who are not affiliated persons of the Manager or the Funds' Subadvisers, (iii) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Company, pricing the Funds' shares and the cashiering function, (iv) the charges and expenses of legal counsel and independent accountants for the Company, (v) brokerage commissions and any issue or transfer taxes chargeable to the Company in connection with its securities and futures transactions, (vi) all taxes and corporate fees payable by the Company to governmental agencies, (vii) the fees of any trade associations of which the Company may be a member, (viii) the cost of stock certificates representing shares of Funds of the Company, if any, (ix) the cost of fidelity and liability insurance, (x) the fees and expenses involved in registering and maintaining registration of the Company and of its shares with the SEC, registering the Company and qualifying its shares under state securities laws, including the preparation and printing of the Company's registration statements and prospectuses for such purposes, (xi) licensing fees, if any, (xii) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders and (xiii) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Company's business.


         The Management Agreements provide that PIFM will not be liable for any error of judgment or for any loss suffered by the Company in connection with the matters to which the Management Agreements relate, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. Each Management Agreement provides that it will terminate automatically if assigned and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. Each Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Management Agreement for Prudential Active Balanced Fund and Prudential Stock Index Fund was last approved by the Trustees of the Company, including all of the Trustees who are not parties to the contract or interested persons of any such party as defined in the Investment Company Act, on May 21, 1997 and by the shareholders of Prudential Stock Index Fund and Prudential Active Balanced Fund on October 30, 1996. The Management Agreement for Prudential Small-Cap Index Fund, Prudential Bond Market Index Fund, Prudential Pacific Index Fund and Prudential Europe Index Fund was last approved by the Trustees of the Company, including all of the Trustees who are not parties to the contract or interested persons of any such party as defined in the Investment Company Act, on May 21, 1997, Prudential Institutional Fund Management, Inc., the manager of Prudential Active Balanced Fund and Prudential Stock Index Fund until October 30, 1996 received, before any reduction due to the subsidy by the Manager of certain expenses of Prudential Stock Index Fund and Prudential Active Balanced Fund, the following management fees from each Fund, expressed both as a dollar amount and as a percentage of each Fund's average daily net assets:


                      YEAR ENDED            YEAR ENDED            YEAR ENDED
                  SEPTEMBER 30, 1996    SEPTEMBER 30, 1995    SEPTEMBER 30, 1994
                  ------------------    ------------------    ------------------
FUND               AMOUNT       RATE      AMOUNT     RATE      AMOUNT     RATE
----               ------       ----      ------     ----      ------     ----
Stock Index       $570,160      .40%     $286,843    .40%     $152,392    .40%
Active Balanced    994,182      .70       733,748    .70       412,941    .70


During the same period the manager subsidized certain expenses of these Funds. See "How the Fund is Managed--Fee Waivers and Subsidy" in the Prudential Active Balanced Fund Prospectus and Prudential Stock Index Fund Prospectus.


         The Manager has entered into Subadvisory Agreements with the Subadvisers. The Subadvisory Agreements provide that the Subadvisers furnish investment advisory services in connection with the management of their respective

Funds. For its service as Subadviser, Jennison is paid at an annual rate of .30 of 1% of Prudential Active Balanced Fund's average daily net assets up to and including $300 million and .25 of 1% of the Fund's average daily net assets in excess of $300 million. PI is reimbursed by the Manager for the reasonable costs and expenses incurred in furnishing its services. In connection therewith, the Subadvisers are obligated to keep certain books and records of the respective Funds to which they provide advisory services. The Manager continues to have responsibility for all investment advisory services to all the Funds pursuant to the Management Agreements and supervises the Subadvisers' performance of such services.

         Jennison is the Subadviser for the Prudential Active Balance Fund. Acquired by the Prudential in 1985, Jennison has been engaged in the equity investment management business since 1969. As of September 30, 1996, Jennison managed $31.3 billion in assets for 177 clients, including approximately $3.5 billion (11.3%) in mutual funds. Of the $31.3 billion in assets, $1.8 billion were in actively managed balance portfolios (including the Fund) and $17.3 billion in assets were in equity portfolios. Approximately 40% of Jennison's equity clients are "Fortune 500" companies (as defined by Fortune Magazine in the issue dated April 29, 1996). Many of these companies have retained Jennisons' asset management services for more than ten years, some for more than 25 years as of September 30, 1996. As of September 30, 1996, Jennison also managed $2.8 billion in international equity portfolios, and $9.5 billion in fixed-income portfolios.


         Bradley Goldberg, a senior portfolio manager at Jennison, oversees the Prudential Active Balanced Fund. He has more than 25 years of investment experience. Mr. Goldberg combines successful stock and bond investing with an active asset allocation strategy to generate equity-like results with less risk than a pure equity portfolio. When selecting stocks for the Fund, Mr. Goldberg draws on the growth investing expertise of Jennison and modifies the style to identify undervalued companies with attractive earnings growth prospects.


         Prudential Investments Quantitative Investment Management, a unit of PI, advises Prudential Stock Index Fund, Prudential Small-Cap Index Fund, Prudential Pacific Index Fund and Prudential Europe Index Fund. Founded in 1975, Prudential Investments Quantitative Investments Management is among the oldest quantitatively-oriented managers in the country; currently manages close to $25 billion in balanced and equity assets.

         The Global Fixed Income Group of PI is responsible as a team for the day-to-day management of Prudential Bond Market Index Fund.

         PI also manages short-term assets and cash for Prudential Active Balanced Fund and invests available cash balances for the Fund through a joint repurchase agreement account. PI is reimbursed by PIFM for reasonable costs and expenses incurred by it in furnishing such services.

         The Subadvisory Agreements for Prudential Active Balanced Fund and Prudential Stock Index Fund were last approved by the Trustees, including a majority of the Trustees who are not parties to the Agreements or interested persons of any such party as defined in the Investment Company Act, on May 21, 1997, and by the shareholders of each such Fund on October 30, 1996. The Subadvisory Agreement for Prudential Small-Cap Index Fund, Prudential Bond Market Index Fund, Prudential Pacific Index Fund and Prudential Europe Index Fund was last approved by the Trustees, including a majority of the Trustees who are not parties to the Agreement or interested persons of any such party as defined in the Investment Company Act on May 21, 1997.


         Each Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreements. Each Subadvisory Agreement may be terminated by the Company, the Manager or the relevant Subadviser upon not more than 60 days', nor less than 30 days', written notice. Each Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

                                   DISTRIBUTOR


         Prudential Securities Incorporated (Prudential Securities or PSI), One Seaport Plaza, New York, New York 10292, acts as the distributor of the Class Z shares of Prudential Small-Cap Index Fund, Prudential Bond Market Index Fund, Prudential Pacific Index Fund and Prudential Europe Index Fund, the Class Z and Class I shares of Prudential Stock Index Fund and the Class A, Class B, Class C and Class Z shares of Prudential Active Balanced Fund.

         Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the Company under Rule 12b-1 under the Investment Company Act and a distribution agreement (the Distribution Agreement), Prudential Securities (also the Distributor) incurs the expenses of distributing Prudential Active Balanced Fund's Class A, Class B and Class C shares. Prudential Securities serves as the Distributor of Class Z shares of Prudential Stock Index Fund, Prudential Small-Cap Index Fund, Prudential Bond Market Index Fund, Prudential Pacific Index Fund, Prudential Europe Index Fund and the Class Z shares of Prudential Active Balanced Fund and incurs the expenses of distributing the shares under a Distribution Agreement with the Company, none of which are reimbursed by or paid for by the Funds. See "How the Fund is Managed--Distributor" in the Prospectus of Prudential Active Balanced Fund and the Prospectus of Prudential Stock Index Fund and "How the Funds are Managed--Distributor" in the Prospectus of the other Funds.


         On May 17, 1996, the Board of Trustees, including a majority of the Trustees who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Class A, Class B or Class C Plan or in any agreement related to the Plans (the Rule 12b-1 Trustees), at a meeting called for the purpose of voting on each Plan, approved the Plans with respect to Prudential Active Balanced Fund and the Distribution Agreement. The Class A Plan provides that (i) .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1%. The Class B and Class C Plans provide that (i) .25 of 1% of the average daily net assets of the Class B and Class C shares, respectively, may be paid as a service fee and (ii) .75 of 1% (not including the service fee) may be paid for distribution-related expenses with respect to the Class B and Class C shares, respectively (asset-based sales charge). The Plans were each approved by the sole shareholder of the Class A, Class B and Class C shares of Prudential Active Balanced Fund on October 30, 1996.

         The Class A, Class B and Class C Plans for Prudential Active Balanced Fund will continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Trustees, including a majority vote of the Rule 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on such continuance. The Plans may each be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Trustees or by the vote of the holders of a majority of the outstanding shares of the applicable class on not more than 60 days', nor less than 30 days' written notice to any other party to the Plans. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class, and all material amendments are required to be approved by the Board of Trustees in the manner described above. Each Plan will automatically terminate in the event of its assignment. Prudential Active Balanced Fund will not be obligated to pay expenses incurred under any Plan if it is terminated or not continued.

         Pursuant to each Plan, the Board of Trustees will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of Prudential Active Balanced Fund by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Rule 12b-1 Trustees shall be committed to the Rule 12b-1 Trustees.

         Pursuant to the Distribution Agreement, the Company has agreed to indemnify Prudential Securities to the extent permitted by applicable law against certain liabilities under the Securities Act.

         On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators in 51 jurisdictions and the NASD to resolve allegations that PSI sold interests in more than 700 limited partnerships (and a limited number of other types of securities) from January 1, 1980 through December 31, 1990, in violation of securities laws to persons for whom such securities were not suitable in light of the individuals' financial condition or investment objectives. It was also alleged that the safety, potential returns and liquidity of the investments had been misrepresented. The limited partnerships principally involved real estate, oil and gas producing properties and aircraft leasing ventures. The SEC Order (i) included findings that PSI's conduct violated the federal securities laws and that an order issued by the SEC in 1986 requiring PSI to adopt, implement and maintain certain supervisory procedures had not been complied with; (ii) directed PSI to cease and desist from violating the federal securities laws and imposed a $10 million civil penalty; and (iii) required PSI to adopt certain remedial measures including the establishment of a Compliance Committee of its Board of Directors. Pursuant to the terms of the SEC settlement, PSI established a settlement fund in the amount of $330,000,000 and procedures, overseen by a court approved Claims Administrator, to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for that purpose. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action. In settling the above referenced matters, PSI neither admitted nor denied the allegations asserted against it.

         On January 18, 1994, PSI agreed to the entry of a Final Consent Order and a Parallel Consent Order by the Texas Securities Commissioner. The firm also entered into a related agreement with the Texas Securities Commissioner. The allegations were that the firm had engaged in improper sales practices and other improper conduct resulting in pecuniary losses and other harm to investors residing in Texas with respect to purchases and sales of limited partnership interests during the period of January 1, 1980 through December 31, 1990. Without admitting or denying the allegations, PSI consented to a reprimand, agreed to cease and desist from future violations, and to provide voluntary donations to the State of Texas in the aggregate amount of $1,500,000. The firm agreed to suspend solicitation of new customer accounts, the general solicitation of new accounts, and the offer for sale of securities in or from PSI's North Texas office to new customers during a period of twenty consecutive business days, and agreed that its other Texas offices would be subject to the same restrictions for a period of five consecutive business days. PSI also agreed to institute training programs for its securities salesmen in Texas.

         On October 27, 1994, Prudential Securities Group, Inc. and PSI entered into agreements with the United States Attorney deferring prosecution (provided PSI complies with the terms of the agreement for three years) for any alleged criminal activity related to the sale of certain limited partnership programs from 1983 to 1990. In connection with these agreements, PSI agreed to add the sum of $330,000,000 to the Fund established by the SEC and executed a stipulation providing for a reversion of such funds to the United States Postal Inspection Service. PSI further agreed to obtain a mutually acceptable outside director to sit on the Board of Directors of PSG and the Compliance Committee of PSI. The new director serves as an independent "ombudsman" whom PSI employees can call anonymously with complaints about ethics and compliance. Prudential Securities shall report any allegations or instances of criminal conduct and material improprieties to the new director. The new director submits compliance reports which identify any such allegations or instances of criminal conduct and material improprieties every three months for a three-year period.

NASD MAXIMUM SALES CHARGE RULE

         Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares of Prudential Active Balanced Fund. In the case of Class B shares, interest charges equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not required to be included in the calculation of the 6.25% limitation. The annual asset-based sales charge with respect to Class B and Class C shares of Prudential Active Balanced Fund may not exceed .75 of 1%. The 6.25% limitation applies to the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

      PORTFOLIO TURNOVER

         There are no limitations on the length of time that securities must be held by the Funds and the Funds' annual portfolio turnover rate may vary significantly from year to year. A portfolio turnover rate in excess of 100% may exceed that of other investment companies with similar objectives. High portfolio turnover (over 100%) may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds. In addition, high portfolio turnover may result in increased short-term capital gains, which, when distributed to shareholders, are treated as ordinary income. See "Taxes."

         Decisions to buy and sell assets for a Fund are made by the Fund's Subadviser, subject to the overall review of the Manager and the Trustees. Although investment decisions for the Funds are made independently from those of the other accounts managed by a Subadviser, investments of the type that the Funds may make also may be made for those other accounts. When a Fund and one or more other accounts managed by a Subadviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Subadviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or disposed of by a Fund.


         Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. No stated commission is generally applicable to securities traded in U.S. OTC markets, but the prices of those securities includes commissions or mark-ups. The cost of securities purchased from underwriters includes an underwriting commission or concession and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. U.S. Government securities generally are purchased from underwriters or dealers, although certain newly-issued U.S. Government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.


         In selecting brokers or dealers to execute securities transactions on behalf of a Fund, its Subadviser seeks the best overall terms available. The Funds have no obligation to do business with any broker-dealer or group of broker-dealers in executing transactions in securities. In placing orders, the Subadvisers are subject to the Company's policy to seek the most favorable price and efficient execution taking into account such factors as price (including the applicable commission or dealer spread), size, type, and difficulty of the transaction, and the firm's general execution and operating facilities. In assessing the best overall terms available for any transaction, the Subadviser will consider the factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, the Subadvisers, subject to seeking best price and execution, are authorized to cause a Fund to pay broker-dealers that furnish brokerage and research services (as defined by Section 28(e) of the Securities Exchange Act of 1934, as amended (1934 Act)), a higher commission than another broker-dealer that does not furnish such brokerage and research services might charge. The Subadvisers must regard such higher commissions as reasonable in relation to the brokerage and research services provided, viewed in terms of each Subadviser's responsibilities to the Fund or other accounts, if any, as to which it exercises investment discretion. The fees under the Management Agreement and the Advisory Agreements, respectively, are not reduced by reason of a Fund's Subadviser receiving brokerage and research services. The Trustees of the Company will periodically review the commissions paid by a Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the Fund. OTC purchases and sales by a Fund are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere.

         To the extent consistent with applicable provisions of the Investment Company Act and the rules and exemptions adopted by the SEC under the Investment Company Act, the Trustees have determined that transactions for a Fund may be executed through Prudential Securities and other affiliated broker-dealers if, in the judgment of the Subadviser, the use of an affiliated broker-dealer is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, the affiliated broker-dealer charges the Fund a fair and reasonable rate. Furthermore, the Trustees of the Company, including a majority of the Trustees who are not "interested" Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to PSI are consistent with the foregoing standard. In accordance with Section 11(a) of the 1934 Act, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for the Funds unless a Fund has expressly authorized the retention of such compensation in a written contract executed by the Fund and Prudential Securities. Section 11(a) provides that Prudential Securities must furnish to the Funds at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for a Fund during the applicable period. Brokerage transactions with PSI also are subject to such fiduciary standards as may be imposed by applicable law.

         The Funds may use PSI and other affiliated broker-dealers as a futures commission merchant in connection with entering into futures contracts and options on futures contracts if, in the judgment of a Fund's Subadviser, the affiliated broker-dealer charges the Fund a fair and reasonable rate. This standard would allow PSI to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction.

         The Company does not market its shares through intermediary brokers or dealers; therefore, it is not the Company's practice to allocate brokerage or principal business on the basis of sales of its shares which may be made through such firms. However, the Subadvisers may place portfolio orders with qualified broker-dealers who recommend the Company to clients, and may, when a number of brokers and dealers can provide best price and execution on a particular transaction, consider such recommendations by a broker or dealer in selecting among broker-dealers.

         Transactions in options and futures by a Fund will be subject to limitations established by each of the exchanges and boards of trade governing the maximum position which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options and futures are written or held on the same or different exchanges or are written or held in one or more accounts or through one or more brokers. Thus, the number of options and futures which a Fund may write or hold may be affected by options and futures written or held by the Subadviser and other investment advisory clients of the Subadviser. An exchange or board of trade may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

         The Funds will not purchase any security, including U.S. Government securities, during the existence of any underwriting or selling group relating thereto of which PSI is a member, except to the extent permitted by SEC rules.

         During the years ended September 30, 1996, 1995 and 1994, the Company paid $0, $965 and $3,247, respectively, in brokerage commissions to Prudential Securities.

                     PURCHASE AND REDEMPTION OF FUND SHARES


         Shares of Prudential Active Balanced Fund may be purchased at a price equal to the next determined net asset value per share plus a sales charge which, at the election of the investor, may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). Class Z shares of Prudential Active Balanced Fund, Prudential Stock Index Fund, Prudential Small-Cap Index Fund, Prudential Bond Market Index Fund, Prudential Pacific Index Fund and Prudential Europe Index Fund and Class I shares of Prudential Stock Index Fund are offered to a limited group of investors at net asset value without any sales charges. See "Shareholder Guide--How to Buy Shares of the Fund" in the Prospectus of Prudential Active Balanced Fund and the Prospectus of Prudential Stock Index Fund and "Shareholder Guide--How to Buy Shares of a Fund" in the Prospectus of Prudential Small-Cap Index Fund, Prudential Bond Market Index Fund, Prudential Pacific Index Fund and Prudential Europe Index Fund.

         Each class of Prudential Active Balanced Fund represents an interest in the same assets of the Fund and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service expenses (except for Class Z shares, which are not subject to any sales charge or distribution and/or service fees), which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. See "Distributor" and "Shareholder Investment Account--Exchange Privilege."

         Each class of Prudential Stock Index Fund represents an interest in the same assets of the Fund and is identical in all respects except that (i) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of the other class, (ii) Class I shares are subject to nominal transfer agency fees or expenses, (iii) Class I shares are held in a single omnibus account and (iv) each class has a different exchange privilege. See "Shareholder Investment Account--Exchange Privilege."

SPECIMEN PRICE MAKE-UP


         Under the current distribution arrangements between the Company and the Distributor, for Prudential Active Balanced Fund, Class A shares are sold with a maximum sales charge of 5% and Class B*, Class C* and Class Z shares are sold at net asset value. For Prudential Stock Index Fund, Class Z and Class I** shares are sold at net asset value. Using the net asset values of Prudential Active Balanced Fund and Prudential Stock Index Fund at March 31, 1997, the maximum offering price of each Fund's shares is as follows:



                                                                            PRUDENTIAL ACTIVE   PRUDENTIAL STOCK
                                                                              BALANCED FUND       INDEX FUND
                                                                              -------------       ----------
CLASS A
Net asset value and redemption price per Class A share                           $12.46
Maximum sales charge (5% of offering price)                                         .65                 N/A
                                                                                 ------
Offering price to public                                                         $13.11
                                                                                 ======
CLASS B
Net asset value, redemption price and offering price per Class B share*          $12.43                 N/A
                                                                                 ======
CLASS C
Net asset value, redemption price and offering price per Class C share*          $12.43                 N/A
                                                                                 ======
CLASS Z
Net asset value, redemption price and offering price per Class Z share           $12.47              $17.36
                                                                                 ======              ======
CLASS I**
Net asset value, redemption price and offering price per Class I share           $12.47              $17.36
                                                                                 ======              ======



* Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus of Prudential Active Balanced Fund.
**    Class I shares did not exist at March 31, 1997.


REDUCTION AND WAIVER OF INITIAL SALES CHARGES--CLASS A SHARES

         COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of Prudential Active Balanced Fund concurrently with Class A shares of other Prudential Mutual Funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See the table of breakpoints under "Shareholder Guide--Alternative Purchase Plan" in the Prospectus of Prudential Active Balanced Fund.

         An eligible group of related Fund investors includes any combination of the following:

                  (a) an individual;

                  (b) the individual's spouse, their children and their parents;

                  (c) the individual's and spouse's Individual Retirement Account (IRA);

                  (d) any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);

                  (e) a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children;

                  (f) a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse; and

                  (g) one or more employee benefit plans of a company controlled by an individual.

         In addition, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).

         The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code and deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code.

         RIGHTS OF ACCUMULATION. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of Prudential Active Balanced Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. The value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering or price (net asset value plus maximum sales charge) as of the previous business day. See "How the Fund Values its Shares" in the Prospectus of Prudential Active Balanced Fund. The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Rights of Accumulation are not available to individual participants in any retirement or group plans.

         LETTERS OF INTENT. Reduced sales charges are available to investors (or an eligible group of related investors), including retirement and group plans, who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of Prudential Active Balanced Fund and shares of other Prudential Mutual Funds. (Investment Letter of Intent). Retirement and group plans also qualify to purchase Class A shares at net asset value by entering into a Letter of Intent whereby they agree to enroll, within a thirteen month period, a specified number of eligible employees or participants (Participant Letter of Intent).

         For purposes of the Investment Letter of Intent, all shares of Prudential Active Balanced Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities.

         A Letter of Intent permits a purchaser, in the case of an Investment Letter of Intent, to establish a total investment goal to be achieved by any number of investments over a thirteen-month period and, in the case of a Participant Letter of Intent, to establish a minimum eligible employee or participant goal over a thirteen-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment, except in the case of retirement and group plans where the employer or plan sponsor will be responsible for paying any applicable sales charge. In the case of a Participant Letter of Intent, each investment made during the period will be made at net asset value. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the purchaser. The effective date of an Investment Letter of Intent (except in the case of retirement and group plans) may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.

         The Investment Letter of Intent does not obligate the investor to purchase, nor the Company to sell, the indicated amount. Similarly, the Participant Letter of Intent does not obligate the retirement or group plan to enroll the indicated number of eligible employees or participants. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the purchaser (or the employer or plan sponsor in the case of any retirement or group plan) is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. Investors electing to purchase Class A shares of Prudential Active Balanced Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

         The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will, in the case of an Investment Letter of Intent, be granted subject to confirmation of the investor's holdings or in the case of a Participant Letter of Intent, subject to confirmation of the number of eligible employees or participants in the retirement or group plan. Letters of Intent are not available to individual participants in any retirement or group plans.

WAIVER OF THE CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES

         The contingent deferred sales charge is waived under circumstances described in the Prospectus of Prudential Active Balanced Fund. See "Shareholder Guide--How to Sell Your Shares--Waiver of Contingent Deferred Sales Charges--Class B Shares" in the Prudential Active Balanced Fund Prospectus. In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.

CATEGORY OF WAIVER                                       REQUIRED DOCUMENTATION
------------------                                       ----------------------
Death                                                    A copy of the shareholder's death certificate or, in the
                                                         case of a trust, a copy of the grantor's death certificate, plus a copy of the trust agreement identifying the grantor.


Disability--An individual will be considered             A copy of the Social Security Administration award letter
disabled if he or she is unable to engage in any         or a letter from a physician on the physician's letterhead
substantial gainful activity by reason of any            stating the shareholder (or, in the case of a trust, the
medically determinable physical or mental impairment     grantor) is permanently disabled. The letter must also
which can be expected to result in death or to be of     indicate the date  of disability.
long-continued and indefinite duration.


Distribution from an IRA or 403(b) Custodial             A copy of the distribution form from the custodial firm
Account                                                  indicating (i) the date of birth of the shareholder and
                                                         (ii) that the shareholder is over age 59-1/2 and is taking a normal distribution--signed by the shareholder.

Distribution from Retirement Plan                        A letter signed by the plan administrator/trustee
                                                         indicating the reason for the distribution.

Excess Contributions                                     A letter from the shareholder (for an IRA) or the plan
                                                         administrator/trustee on company letterhead indicating
                                                         the amount of the excess and whether or not taxes have
                                                         been paid.

         The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

                         SHAREHOLDER INVESTMENT ACCOUNT

         Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which a record of the shares held is maintained by the Transfer Agent. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. Each Fund makes available to its shareholders the following privileges and plans.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS

         For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the applicable Fund. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the dealer. Any shareholder who receives a cash payment representing a dividend or distribution may reinvest such dividend or distribution at net asset value by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such investment will be made at the net asset value per share next determined after receipt of the check or proceeds by the Transfer Agent. Such shareholder will receive credit for any contingent deferred sales charge paid in connection with the amount of proceeds being reinvested.

EXCHANGE PRIVILEGE

         The Company makes available to its shareholders the privilege of exchanging their shares of a Fund for shares of certain other Prudential Mutual Funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential Mutual Funds may also be exchanged for shares of a Fund. All exchanges are made on the basis of relative net asset value next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws. For retirement and group plans having a limited menu of Prudential Mutual Funds, the Exchange Privilege is available for those funds eligible for investment in the particular program.

         It is contemplated that the Exchange Privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.

         CLASS A. Shareholders of Prudential Active Balanced Fund may exchange their Class A shares for shares of certain other Prudential Mutual Funds, shares of Prudential Government Securities Trust (Short-Intermediate Term Series) and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the Exchange Privilege only to acquire Class A shares of the Prudential Mutual Funds participating in the Exchange Privilege.

         The following money market funds participate in the Class A Exchange
Privilege:

          Prudential California Municipal Fund
           (California Money Market Series)
          Prudential Government Securities Trust
           (Money Market Series)
           (U.S. Treasury Money Market Series)
          Prudential Municipal Series Fund
           (Connecticut Money Market Series)
           (Massachusetts Money Market Series)
           (New York Money Market Series)
           (New Jersey Money Market Series)
          Prudential MoneyMart Assets, Inc. (Class A shares)
          Prudential Tax-Free Money Fund, Inc.

         CLASS B AND CLASS C. Shareholders of Prudential Active Balanced Fund may exchange their Class B and Class C shares for Class B and Class C shares, respectively, of certain other Prudential Mutual Funds and shares of Prudential Special Money Market Fund, Inc. No contingent deferred sales charge (CDSC) will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the date of the initial purchase, rather than the date of the exchange.

         Class B and Class C shares of Prudential Active Balanced Fund may also be exchanged for shares of Prudential Special Money Market Fund, Inc. without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into Prudential Active Balanced Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period.

         At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund, respectively, without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any CDSC.

         CLASS Z. Class Z shares may be exchanged for Class Z shares of other Prudential Mutual Funds.

         CLASS I. Class I shares may be exchanged for Class Z shares of other Prudential Mutual Funds, if the investor is eligible to purchase Class Z shares of other Prudential Mutual Funds or, if not eligible, the investor may exchange Class Z shares for Class A shares of other Prudential Mutual Funds.

         Additional details about the Exchange Privilege and prospectuses for each of the Prudential Mutual Funds are available from the Fund's Transfer Agent, Prudential Securities or Prusec.

         The Exchange Privilege may be modified, terminated or suspended on 60 days' notice, and any fund, including a Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.

DOLLAR COST AVERAGING

         Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

         Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class of 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university.(1)

         The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.(2)

PERIOD OF MONTHLY INVESTMENTS:   $100,000     $150,000    $200,000     $250,000
-------------------------------  ---------    --------    ---------    --------
25 Years ......................    $  110       $  165      $  220       $  275
20 Years ......................       176          264         352          440
15 Years ......................       296          444         592          740
10 Years ......................       555          833       1,110        1,388
 5 Years ......................     1,371        2,057       2,742        3,428

----------
(1) Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees, room and board for the 1993-1994 academic year.
(2) The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of a Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

         See "Automatic Savings Accumulation Plan."

AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP)

         Under ASAP, an investor may arrange to have a fixed amount automatically invested in shares of a Fund monthly by authorizing his or her bank account or Prudential Securities Account (including a Command Account) to be debited to invest specified dollar amounts in shares of a Fund. The investor's bank must be a member of the Automatic Clearing House System. Stock certificates are not issued to ASAP participants.

         Further information about this program and an application form can be obtained from the Transfer Agent, Prudential Securities or Prusec.

SYSTEMATIC WITHDRAWAL PLAN

         A systematic withdrawal plan is available to shareholders through Prudential Securities or the Transfer Agent. Such withdrawal plan provides for monthly or quarterly checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus of Prudential Active Balanced Fund.

         In the case of shares held through the Transfer Agent (i) a $10,000 minimum account value applies, (ii) withdrawals may not be for less than $100 and (iii) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at net asset value on shares held under this plan. See "Shareholder Investment Account--Automatic Reinvestment of Dividends and Distributions."

         Prudential Securities and the Transfer Agent act as agents for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

         Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

         Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charges applicable to (i) the purchase of Class A shares and (ii) the withdrawal of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly if used in connection with a retirement plan.

TAX-DEFERRED RETIREMENT PLANS

         Various qualified retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-deferred accounts" under
Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, and the administration, custodial fees and other details are available from Prudential Securities or the Transfer Agent.

         Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

TAX-DEFERRED RETIREMENT ACCOUNTS

         Individual Retirement Accounts. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                        TAX-DEFERRED COMPOUNDING(1)
         CONTRIBUTIONS                            PERSONAL
         MADE OVER:                                SAVINGS           IRA
         10 years ...............................  $ 26,165        $ 31,291
         15 years ...............................    44,676          58,649
         20 years ...............................    68,109          98,846
         25 years ...............................    97,780         157,909
         30 years ...............................   135,346         244,692

----------
(1) The chart is for illustrative purposes only and does not represent the performance of a Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in the IRA account will be subject to tax when withdrawn from the account.

MUTUAL FUND PROGRAMS


         From time to time, the Company (or a Fund of the Company) may be included in a mutual fund program with other Prudential Mutual Funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are created with an investment theme, e.g., to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. A Fund may waive or reduce the minimum initial investment requirements in connection with such a program.


         The mutual funds in the program may be purchased individually or as a part of a program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their Prudential Securities Financial Advisor or Prudential/Pruco Securities Representative concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

                                 NET ASSET VALUE


         Portfolio securities of each Fund are generally valued as follows: (1) Securities for which the primary market is on an exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the bid price on such day in the absence of an asked price; (2) Securities that are actively traded in the OTC market, including listed securities for which the primary market is believed to be over-the-counter, are valued by an independent pricing agent or a principal market maker; (3) Securities issued in private placements are valued at bid prices provided by primary market dealers or, if no primary dealers are able to provide a bid price, at fair value determined by a valuation committee of Trustees (the Valuation Committee); (4) U.S. Government securities for which market quotations are available are valued at a price provided by an independent broker/dealer or pricing service; (5) Short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days for which reliable market quotations are readily available, are valued at current market quotations as provided by an independent broker/dealer or pricing service; (6) Short-term investments with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless the Trustees determine that such valuation does not represent fair value; (7) Options on securities that are listed on an exchange are valued at the last sales price at the close of trading on such exchange or, if there was no sale on the applicable options exchange on such day, at the average of the quoted bid and asked prices as of the close of such exchange; (8) Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the average of quoted bid and asked prices as of the close of such exchange or board of trade; (9) Quotations of foreign securities in a foreign currency shall be converted to U.S. dollar equivalents at the current rate obtained from a recognized bank, dealer or pricing service; (10) Forward currency exchange contracts are valued at the current cost of covering or offsetting such contracts; (11) OTC options are valued at the mean between bid and asked prices provided by a dealer, with additional prices obtained for comparison, monthly and as indicated by monitoring of the underlying securities; (12) Securities for which market quotations are not available, other than private placements, are valued at a price supplied by a pricing agent approved by the Trustees; (13) Securities for which reliable market quotations are not available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the applicable Subadviser, does not represent fair value, are valued by the Valuation Committee on the basis of cost of the security, transactions in comparable securities, relationships among various securities and other factors determined by the Subadviser to materially affect the value of the security. The Company may engage pricing services to obtain any prices.


         Portfolio securities traded on more than one U.S. national securities exchange or foreign securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the current rate obtained from a recognized bank or dealer. If such quotations are not available, the rate of exchange will be determined in good faith by or under procedures established by the Trustees of the Company.


         Trading in securities on European and Pacific securities exchanges and OTC markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open for trading). In addition, European or Pacific securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and on which the Funds' net asset values are not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the regular trading on the NYSE will not be reflected in a Fund's calculation of net asset values unless, pursuant to procedures adopted by the Trustees, the Subadviser deems that the particular event would materially affect net asset value, in which case an adjustment will be made. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Holiday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


         The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect to such Fund and with a share of the general liabilities of the Company. Expenses with respect to any two or more Funds are to be allocated in proportion to the net asset values of the respective Funds except where allocations of direct expenses can otherwise be fairly made.

                                      TAXES

         The following is a brief summary of some of the more important tax considerations affecting the Company, the Funds and their shareholders. No attempt is made to present a detailed explanation of all federal, state, local, and foreign income tax considerations. Neither this discussion nor the tax discussion in the Prospectuses is intended to substitute for careful individual tax planning. Accordingly, potential investors are urged to consult their own tax advisers with specific reference to their own tax situation.

TAX CONSEQUENCES TO THE FUNDS

         As a separate entity for federal tax purposes, each Fund intends to qualify or continue to qualify separately for tax treatment as a regulated investment company (RIC) under subchapter M of the Internal Revenue Code. If so qualified, each Fund will not be subject to federal income tax with respect to its net investment income and net realized capital gains, if any, that are distributed to its shareholders. In order to qualify for treatment as a RIC, each Fund will have to meet income diversification, distribution, and certain other requirements set forth in the Internal Revenue Code. If, in any year, a Fund should fail to qualify under the Internal Revenue Code for tax treatment as a RIC, the Fund would incur a regular federal corporate income tax on its taxable income, if any, for that year.


         INCOME AND DIVERSIFICATION REQUIREMENTS. The income tests require each Fund to derive (i) at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (Income Requirement) and (ii) less than 30% of its gross income in each taxable year from the sale or other disposition of (A) stock or securities held for less than three months, (B) options, futures, or forward contracts (other than those on foreign currencies directly related to the Fund's business of investing in securities) held for less than three months, and (C) foreign currencies (or options, futures, or forward contracts on foreign currencies) held for less than three months but only if such currencies (or options, futures, or forward contracts) are not directly related to the Fund's principal business of investing in stock or securities (or options or futures with respect to stock or securities) ("Short-Short Limitation"). Each Fund also must diversify its holdings so that, at the end of each quarter of its taxable year,
(i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater in value than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other
RICs).


         DISTRIBUTION REQUIREMENT. Each Fund must distribute (or be deemed to have distributed) 90% or more of its investment company taxable income (generally consisting of net investment income, net short-term capital gain, and net gains from certain foreign currency transactions) for each taxable year. Each Fund also must meet certain other distribution requirements to avoid a 4% nondeductible excise tax (these requirements are collectively referred to below as the "RIC distribution requirements").

         ZERO COUPON SECURITIES AND ORIGINAL ISSUE DISCOUNT. The Funds may invest in zero coupon securities and other securities issued with original issue discount. Such securities generate current income subject to the distribution requirements without providing cash available for distribution. The Funds do not anticipate that such investments will adversely affect their ability to meet the RIC distribution requirements.

         FOREIGN INVESTMENTS. If a Fund purchases shares in certain foreign corporations called "passive foreign investment companies" (PFICs), the Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a dividend by the Fund to its shareholders. Because a credit for this tax could not be passed through to shareholders, the tax effectively would reduce the Fund's economic return from its PFIC investment. Additional charges in the nature of interest may be imposed on a PFIC investor in respect of deferred taxes arising from such distributions or gains. If a Fund were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Internal Revenue Code, then in lieu of the foregoing tax and interest, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the RIC distribution requirements. Management of the Company will consider these potential tax consequences in evaluating whether to invest in a PFIC.

         Net investment income or capital gains earned by a Fund's investments in foreign securities may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that entitle the Funds to a reduced rate of tax or exemption from tax on this related income and gains. It is impossible to determine the effective rate of foreign tax in advance since the amount and the countries in which the Funds' assets will be invested are not known. The Funds intend to operate so as to qualify for treaty-reduced rates of tax where applicable.


         CURRENCY FLUCTUATIONS--SECTION 988 GAINS AND LOSSES. Gains or losses attributable to fluctuations in exchange rates between the time a Fund accrues dividends, interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities, generally will be treated as ordinary income or loss. Similarly, gains or losses on the disposition of foreign currencies or debt securities held by the Fund denominated in a foreign currency, if any, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, generally will also be treated as ordinary income or loss. These gains and losses are referred to under the Internal Revenue Code as "Section 988" gains and losses.


         Furthermore, foreign currency gains and losses attributable to certain forward contracts, futures contracts that are not "regulated futures contracts," equity options and unlisted non-equity options also will be treated as Section 988 gains and losses. (In certain circumstances, however, the Company may elect capital gain or loss treatment for such transactions.) Section 988 gains and losses will increase or decrease the amount of the Company's investment company taxable income available for distribution. The Company does not anticipate that any Section 988 gains and losses the Fund may realize will adversely affect the ability of the Fund to qualify as a RIC under the Internal Revenue Code.

         OPTION AND FUTURES TRANSACTIONS. The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses each Fund realizes in connection therewith. Income from foreign currencies (except certain gains therefrom that may be excluded by future regulations), and income from transactions in options, futures, and forward contracts derived by a Fund with respect to its business of investing in stock, securities, or foreign currencies, will qualify as permissible income under the Income Requirement. However, income from the disposition of options and futures contracts (other than those on foreign currencies) will be subject to the Short-Short Limitation if they are held for less than three months. Income from the disposition of foreign currencies, and options, futures, and forward contracts thereon, that are not directly related to the Funds' principal business of investing in stock or securities (or options and futures with respect thereto) also will be subject to the Short-Short Limitation if they are held for less than three months.

         If a Fund satisfies certain requirements, any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Fund satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. Each Fund will consider whether it should seek to qualify for this treatment for its hedging transactions. To the extent a Fund does not so qualify, it may be forced to defer the closing out of certain options, futures, and forward contracts beyond the time when it otherwise would be advantageous to do so, in order for the Fund to qualify as a RIC.

         Under Section 1256 of the Internal Revenue Code, gain or loss on certain options, futures contracts, options on futures contracts (Section 1256 contracts), other than Section 1256 contracts that are part of a "mixed straddle" with respect to which a Fund has made an election not to have the following rules apply, will be treated as 60% long-term and 40% short-term capital gain or loss (blended gain or loss). In addition, Section 1256 contracts held by a Fund at the end of each taxable year will be required to be treated as sold at fair market value on the last day of such taxable year for federal income tax purposes and the resulting gain or loss will be treated as blended gain or loss and will affect the amount of distributions required to be made by a Fund in order to satisfy the RIC distribution requirements.

         Offsetting positions held by a Fund involving certain futures and options transactions may be considered to constitute "straddles" which are subject to special rules under the Internal Revenue Code. Under these rules, depending on different elections which may be made by the Company, the amount, timing and character of gain and loss realized by the Company and its shareholders may be affected.

TAX CONSEQUENCES TO SHAREHOLDERS

         Ordinarily, distributions of a RIC's investment company taxable income would be taxable to shareholders as ordinary income to the extent of the earnings and profits of the RIC. To the extent that a distribution exceeds the RIC's earnings and profits, it would be treated as a nontaxable return of capital to the extent of the shareholder's tax basis in the shares of the RIC. Distributions of net capital gain ordinarily would be taxable as long-term capital gains. The rules discussed in this paragraph generally would apply regardless of the length of time a shareholder holds the shares of the RIC.

         The Company's present intention is to offer shares of the Funds primarily to qualified retirement plans and other tax-exempt investors to whom the foregoing rules do not apply. The Funds intend to satisfy the RIC distribution requirements by distributions in the form of additional shares to its shareholders. However, shareholders may redeem their shares, including shares received as dividends or distributions, at any time for cash. Distributions are generally not taxable to the participants in the shareholder plans. Distributions from a qualified retirement plan to a participant or beneficiary are subject to special rules. Because the effect of these rules varies greatly with individual situations, potential investors are urged to consult their own tax advisers.

         TAX CONSEQUENCES TO NON-EXEMPT SHAREHOLDERS. Dividends and other distributions declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in any of those months are deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to shareholders that are not tax-exempt entities for the year in which that December 31 falls.

         If shares of a Fund are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Non-exempt investors also should be aware that if shares are purchased shortly before the record date for a dividend or other distribution, the purchaser will receive some portion of the purchase price back as a taxable distribution.

                        PERFORMANCE AND YIELD INFORMATION

         From time to time, the Company may quote a Fund's yield or total return in advertisements or in advertisements, sales literature, reports and other communications to shareholders.

AVERAGE ANNUAL TOTAL RETURN

         The Fund may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C, Class Z and Class I shares. See "How the Fund Calculates Performance" or "How Each Fund Calculates Performance" in the applicable Prospectus.

                                 P(1+T)^n = ERV

Where:   P  = a hypothetical initial payment of $1,000.
         T  = average annual total return.
         n  = number of years.
         ERV = Ending Redeemable Value (ERV) at the end of a 1-, 5- or 10-year period (or fractional portion thereof) of a hypothetical $1,000 investment made at the beginning of a 1-, 5- or 10-year period.

         Average annual total return takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.

         The average annual total return for the Class Z shares for the year ended March 31, 1997 and for the period from commencement of each Fund's operations (November 5, 1992 for Prudential Stock Index Fund, and January 4, 1993 for Prudential Active Balanced Fund) through March 31, 1997 was: Prudential Active Balanced Fund, 8.3% and 10.0%, respectively; Prudential Stock Index Fund, 18.9% and 16.7%, respectively. No Class I shares of Prudential Stock Index Fund were outstanding during this period, nor were any shares of Prudential Small-Cap Index Fund, Prudential Bond Market Index Fund, Prudential Pacific Index Fund and Prudential Europe Index Fund.

AGGREGATE TOTAL RETURN

         The Fund may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C, Class Z and Class I shares. See "How the Fund Calculates Performance" or "How Each Fund Calculates Performance" in the applicable Prospectus.

         A Fund's aggregate total return represents the cumulative change in the value of an investment in the Fund for the specified period and is computed by the following formula:

                                    ERV - P
                                    -------
                                       P

  Where:   P  = a hypothetical initial payment of $1,000.
           ERV = Ending Redeemable Value (ERV) at the end of a 1-, 5- or 10-year period (or fractional portion thereof) of a hypothetical
                 $1,000 investment made at the beginning of a 1-, 5- or 10-year period assuming reinvestment of all dividends and distributions and the effect of the maximum annual fee for participation in the Company.

The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period.

         Aggregate total return does not take into account any applicable initial or contingent deferred sales charges or federal or state income taxes that may be payable upon redemption.

         A Fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of a Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing a Fund's performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities. The aggregate total return for the one year period ended March 31, 1997 was 8.3% for Prudential Active Balanced Fund's Class Z shares and 18.9% for Prudential Stock Index Fund's Class Z shares. For the period from commencement of each Fund's operations through March 31, 1997, the aggregate total return was: Prudential Active Balanced Fund, 50.1% and Prudential Stock Index Fund, 97.3%. The aggregate total return for Prudential Active Balanced Fund's Class A, Class B and Class C shares for the period from commencement of offering of each such Class's shares (October 31, 1996) through March 31, 1997 was -3.6%, -3.6% and 0.3%, respectively. No Class I shares of Prudential Stock Index Fund were outstanding during this period nor were there any shares of Prudential Small-Cap Index Fund, Prudential Bond Market Index Fund, Prudential Europe Index Fund or Prudential Pacific Index Fund.


         From time to time, the performance of a Fund may be measured against various indices. Set forth below is a chart which compares the performance of different types of investments over the long term and the rate of inflation.(1)

                                     [CHART

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


                          Performance
                        Comparison of
                            Different
                 Types of Investments
                   Over the Long Term
                     (1/1926-12/1994)

                                           Long-Term Govt.
                        Common Stocks                Bonds       Inflation
                                10.2%                 4.8%            3.1%

----------
(1) Source: Ibbotson Associates Stocks, Bonds, Bills and Inflation--1997 Yearbook (annually updates the work of Roger G. Ibbotson and Rex A. Sinquefield). All rights reserved. Common stock returns are based on the Standard and Poor's 500 Stock Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT AND INDEPENDENT ACCOUNTANTS

         State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Company's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Company. Subcustodians provide custodial services for a Fund's foreign assets held outside the United States. See "How the Fund is Managed--Custodian and Transfer and Dividend Disbursing Agent" in the Prospectus.


         Prudential Mutual Fund Services LLC, Raritan Plaza One, Edison, New Jersey 08837 serves as the Transfer and Dividend Disbursing Agent of each Fund. PMFS is a wholly owned subsidiary of PIFM. PMFS provides customary transfer agency services to the Company, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee per shareholder account of $9.50, a new account set-up fee for each manually established account of $2.00 and a monthly inactive zero balance account fee per shareholder account of $0.20. PMFS is also reimbursed for its out-of-pocket expenses, including, but not limited to, postage, stationery, printing, allocable communications expenses and other costs.

         Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281, served as the Company's independent accountants, and in that capacity audited the annual reports of each then-existing Fund for the fiscal year ended September 30, 1996. Of the Funds included in the annual report for the fiscal year ended September 30, 1996, only two, Prudential Active Balanced Fund and Prudential Stock Index Fund, currently exist. Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036, currently serves as the Company's independent accountants and in that capacity will audit the Funds' annual financial statements.

Portfolio of Investments as of        THE PRUDENTIAL INSTITUTIONAL FUND
September 30, 1996                    ACTIVE BALANCED FUND
------------------------------------------------------------
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--79.3%
COMMON STOCKS--46.9%
------------------------------------------------------------
Aerospace/Defense--0.3%
    5,600   Boeing Co.                             $     529,200
------------------------------------------------------------
Airlines--2.1%
   16,300   AMR Corp.(a)                               1,297,887
   26,800   Delta Airlines, Inc.                       1,929,600
                                                   -------------
                                                       3,227,487
------------------------------------------------------------
Automobiles & Trucks--2.0%
   65,500   General Motors Corp.                       3,144,000
------------------------------------------------------------
Banking--4.2%
   19,500   Boatmen's Bancshares                       1,089,562
   18,400   Chase Manhattan Corp.                      1,474,300
   48,500   Fleet Financial Group, Inc.                2,158,250
  147,000   Hibernia Corp.                             1,672,125
                                                   -------------
                                                       6,394,237
------------------------------------------------------------
Business Services--1.4%
   23,000   Manpower, Inc.                               764,750
   49,000   Ryder System, Inc.                         1,451,625
                                                   -------------
                                                       2,216,375
------------------------------------------------------------
Chemicals--2.2%
   39,100   Betz Laboratories, Inc.                    2,052,750
   43,100   Dexter Corp.                               1,287,612
                                                   -------------
                                                       3,340,362
------------------------------------------------------------
Commercial Services--1.2%
   21,850   CUC International, Inc.(a)                   871,269
   18,900   York International Corp.                     914,287
                                                   -------------
                                                       1,785,556
Computer Software & Services--1.6%
   34,700   Geoworks                               $     902,200
   43,000   Macromedia, Inc.(a)                          892,250
   13,700   Symbol Technologies, Inc.(a)                 630,200
                                                   -------------
                                                       2,424,650
------------------------------------------------------------
Computers--4.0%
   29,300   Digital Equipment Corp.                    1,047,475
   24,000   Hewlett-Packard Co.                        1,170,000
   31,600   International Business Machines
              Corp.                                    3,934,200
                                                   -------------
                                                       6,151,675
------------------------------------------------------------
Drugs & Medical Supplies--1.3%
   15,500   Smithkline Beecham PLC (ADR)
              (United Kingdom)                           943,563
   35,900   Vertex Pharmaceuticals, Inc.(a)            1,059,050
                                                   -------------
                                                       2,002,613
------------------------------------------------------------
Electronics--0.3%
   35,600   International Rectifier Corp.(a)             493,950
------------------------------------------------------------
Insurance--2.3%
   23,400   CIGNA Corp.                                2,805,075
   14,700   The PMI Group, Inc.                          780,938
                                                   -------------
                                                       3,586,013
------------------------------------------------------------
Leisure--0.4%
   12,800   ITT Corp. (New)                              558,400
------------------------------------------------------------
Lodging--0.9%
   48,800   Hilton Hotels Corp.                        1,384,700

-------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as of        THE PRUDENTIAL INSTITUTIONAL FUND
September 30, 1996                    ACTIVE BALANCED FUND
------------------------------------------------------------
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Machinery--1.2%
   13,347   Harnischfeger Industries, Inc.         $     503,849
   40,500   Kennametal, Inc.                           1,392,188
                                                   -------------
                                                       1,896,037
------------------------------------------------------------
Media--7.5%
   81,700   Dow Jones & Co., Inc.                      3,022,900
   13,800   Dun & Bradstreet Corp.                       822,825
   45,000   McGraw-Hill Companies, Inc.                1,918,125
   78,300   New York Times Co.                         2,642,625
   19,500   Omnicom Group                                911,625
    9,200   Scholastic Corp.(a)                          667,000
   19,000   Tribune Co.                                1,482,000
                                                   -------------
                                                      11,467,100
------------------------------------------------------------
Mineral Resources--1.0%
   32,574   Newmont Mining Corp.                       1,539,122
------------------------------------------------------------
Miscellaneous Basic Industry--4.2%
   80,550   Avalon Properties, Inc.                    1,872,787
   16,500   Champion International Corp.                 756,938
   15,400   Mead Corp.                                   902,825
   27,000   Reynolds Metals Co.                        1,380,375
   85,300   Westinghouse Electric Corp.                1,588,712
                                                   -------------
                                                       6,501,637
------------------------------------------------------------
Office Equipment & Supplies--0.5%
   15,200   Alco Standard Corp.                          758,100
Petroleum--1.4%
   27,900   Amerada Hess Corp.                     $   1,475,213
   17,300   Unocal Corp.                                 622,800
                                                   -------------
                                                       2,098,013
------------------------------------------------------------
Petroleum Services--2.5%
   25,200   Anadarko Petroleum Corp.                   1,408,050
   79,900   Dresser Industries, Inc.                   2,377,025
                                                   -------------
                                                       3,785,075
------------------------------------------------------------
Railroads--1.1%
   22,461   Union Pacific Corp.                        1,645,268
------------------------------------------------------------
Retail--1.6%
    9,800   Harcourt General, Inc.                       541,450
  103,679   Limited, Inc.                              1,982,861
                                                   -------------
                                                       2,524,311
------------------------------------------------------------
Steel - Producers--0.6%
   30,100   USX Corp. -U.S. Steel Group                  857,850
------------------------------------------------------------
Technology--0.4%
   33,320   Chiron Corp.(a)                              633,080
------------------------------------------------------------
Telecommunications--0.7%
   41,200   MCI Communications Corp.                   1,055,750
                                                   -------------
            Total common stocks
              (cost $61,594,335)                      72,000,561
                                                   -------------

-------------------------------------------------------------------------------
                                              See Notes to Financial Statements.

THE PRUDENTIAL INSTITUTIONAL FUND
ACTIVE BALANCED FUND
Portfolio of Investments as of September 30, 1996
------------------------------------------------------------

Principal
Amount
(000)       Description                     Value (Note 1)
------------------------------------------------------------
DEBT OBLIGATIONS--32.4%
------------------------------------------------------------
U.S. Government Securities--32.4%
   $3,230   United States Treasury Bond,
            7.875%, 2/15/21                        $   3,527,774
            United States Treasury Notes,
    6,575   8.875%, 11/15/98                           6,925,316
    5,510   7.50%, 11/15/01                            5,748,473
   17,435   6.25%, 2/15/03                            17,157,086
   17,190   5.75%, 8/15/03                            16,397,713
                                                   -------------
            Total debt obligations
              (cost $49,168,316)                      49,756,362
                                                   -------------
            Total long-term investments
              (cost $110,762,651)                    121,756,923
                                                   -------------
SHORT-TERM INVESTMENT--20.3%
------------------------------------------------------------
Repurchase Agreement--20.3%
   31,159   Joint Repurchase Agreement Account,
              5.72%, 10/01/96 (Note 4)
              (cost $31,159,000)                      31,159,000
------------------------------------------------------------
Total Investments--99.6%
            (cost $141,921,651; Note 3)              152,915,923
            Other assets in excess of
              liabilities--0.4%                          672,374
                                                   -------------
            Net Assets--100%                       $ 153,588,297
                                                   -------------
                                                   -------------

---------------
(a) Non-income producing security.
ADR--American Depository Receipt.
-------------------------------------------------------------------------------
See Notes to Financial Statements.

                                           THE PRUDENTIAL INSTITUTIONAL FUND
Statement of Assets and Liabilities        ACTIVE BALANCED FUND
--------------------------------------------------------------------------------

Assets                                                                                                      September 30, 1996
Investments, at value (cost $141,921,651)..............................................................         $152,915,923
Cash...................................................................................................                  709
Receivable for investments sold........................................................................            4,101,702
Interest and dividends receivable......................................................................              786,652
Receivable for Fund shares sold........................................................................              200,595
Deferred expenses and other assets.....................................................................               20,549
                                                                                                             ------------------
    Total assets.......................................................................................          158,026,130
                                                                                                             ------------------
Liabilities
Payable for investments purchased......................................................................            4,175,455
Payable for Fund shares reacquired.....................................................................               98,648
Management fee payable.................................................................................               83,648
Accrued expenses.......................................................................................               63,447
Administration fee payable.............................................................................               16,635
                                                                                                             ------------------
    Total liabilities..................................................................................            4,437,833
                                                                                                             ------------------
Net Assets.............................................................................................         $153,588,297
                                                                                                             ------------------
                                                                                                             ------------------
Net assets were comprised of:
   Shares of beneficial interest, at par...............................................................         $     11,806
   Paid-in capital in excess of par....................................................................          130,668,621
                                                                                                             ------------------
                                                                                                                 130,680,427
   Undistributed net investment income.................................................................            3,302,693
   Accumulated net realized gain on investments........................................................            8,610,905
   Net unrealized appreciation on investments..........................................................           10,994,272
                                                                                                             ------------------
Net assets, September 30, 1996.........................................................................         $153,588,297
                                                                                                             ------------------
                                                                                                             ------------------
Shares of beneficial interest issued and outstanding...................................................           11,806,338
                                                                                                             ------------------
                                                                                                             ------------------
Net asset value per share..............................................................................               $13.01
                                                                                                             ------------------
                                                                                                             ------------------

-------------------------------------------------------------------------------
                                              See Notes to Financial Statements.

THE PRUDENTIAL INSTITUTIONAL FUND
ACTIVE BALANCED FUND
Statement of Operations
------------------------------------------------------------

                                                Year Ended
Net Investment Income                       September 30, 1996
Income
   Interest..............................      $  4,497,838
   Dividends (net of foreign withholding
      taxes of $2,577)...................         1,314,110
                                            ------------------
    Total income.........................         5,811,948
                                            ------------------
Expenses
   Management fee........................           994,182
   Administration fee....................           188,579
   Custodian's fees and expenses.........            80,000
   Registration fees.....................            40,000
   Reports to shareholders...............            34,000
   Transfer agent's fees and expenses....            32,350
   Legal fees and expenses...............            15,000
   Amortization of organization
      expenses...........................            13,249
   Audit fee and expenses................            12,500
   Trustees' fees........................            12,000
   Miscellaneous.........................             6,057
                                            ------------------
    Total expenses.......................         1,427,917
Less: Expense subsidy (Note 2)...........            (7,656)
                                            ------------------
   Net expenses..........................         1,420,261
                                            ------------------
Net investment income....................         4,391,687
                                            ------------------
Realized and Unrealized Gain on
Investment Transactions
Net realized gain on investment
   transactions..........................         9,129,045
Net change in unrealized appreciation on
   investments...........................        (1,120,181)
                                            ------------------
Net gain on investments..................         8,008,864
                                            ------------------
Net Increase in Net Assets
Resulting from Operations................      $ 12,400,551
                                            ------------------
                                            ------------------


THE PRUDENTIAL INSTITUTIONAL FUND
ACTIVE BALANCED FUND
Statement of Changes in Net Assets
------------------------------------------------------------

Increase                              Year Ended September 30,
in Net Assets                           1996            1995
Operations
   Net investment income..........  $  4,391,687    $  3,695,777
   Net realized gain on
      investment..................     9,129,045       1,585,229
   Net change in unrealized
      appreciation on
      investments.................    (1,120,181)     12,809,504
                                    ------------    ------------
   Net increase in net assets
      resulting from operations...    12,400,551      18,090,510
                                    ------------    ------------
Dividends and distributions
   Dividends to shareholders from
      net investment income.......    (3,972,955)     (2,260,245)
                                    ------------    ------------
   Distributions to shareholders
      from net realized gains.....    (1,932,789)       (272,788)
                                    ------------    ------------
Fund share transactions
   Net proceeds from shares
      sold........................    36,454,403      54,908,716
   Net asset value of shares
      issued to shareholders in
      reinvestment of dividends
      and distributions...........     5,905,744       2,533,033
   Cost of shares redeemed........   (28,618,544)    (20,823,769)
                                    ------------    ------------
   Net increase in net assets from
      Fund share transactions.....    13,741,603      36,617,980
                                    ------------    ------------
Net increase......................    20,236,410      52,175,457
Net Assets
Beginning of year.................   133,351,887      81,176,430
                                    ------------    ------------
End of year.......................  $153,588,297    $133,351,887
                                    ------------    ------------
                                    ------------    ------------

-------------------------------------------------------------------------------
See Notes to Financial Statements.

                                             THE PRUDENTIAL INSTITUTIONAL FUND
Notes to Financial Statements                ACTIVE BALANCED FUND
--------------------------------------------------------------------------------
The Prudential Institutional Fund, (the ``Company'') is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The Company was established as a Delaware business trust on May 11, 1992 and currently consists of two separate funds: Stock Index Fund and Active Balanced Fund (the ``Fund''). Prior to September 21, 1996 the Company consisted of seven separate funds, five of which were subsequently reorganized and combined with existing funds in the Prudential Mutual Funds family of funds (see
Note 6.)
The Company had no operations until July 7, 1992 when 10,000 shares of beneficial interest of the Company were sold for $100,000 to Prudential Institutional Fund Management, Inc. (``PIFM''). Investment operations of the Fund commenced on January 4, 1993. The Fund's investment objective is to achieve total returns approaching equity returns, while accepting less risk than an all-equity portfolio, through an actively-managed portfolio of equity securities, fixed income securities and money market instruments.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund.
Securities Valuation: Securities, including options, warrants, futures contracts and options thereon, for which the primary market is on a national securities exchange, commodities exchange or board of trade and NASDAQ national market equity securities are valued at the last sale price on such exchange or board of trade on the date of valuation or, if there was no sale on such day, at the average of readily closing bid and asked prices quoted on such day.
Securities, that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, shall be valued at the average of the most recently quoted bid and asked prices provided by a principal market maker or dealer.
U.S. government securities for which market quotations are available shall be valued at a price provided by an independent broker/dealer or pricing service. Securities for which reliable market quotations are not available or for which the pricing agent or principal market maker does not provide a valuation or provides a valuation that, in the judgement of the subadviser, does not represent fair value, shall by valued at fair value as determined under procedures established by the Trustees.
In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults, and the value of the collateral declines or, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
Dividends and Distributions: Dividends and distributions of the Fund are declared in cash and automatically reinvested in additional shares of the Fund. The Fund will declare and distribute its net investment income and net capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.
Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.
Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. Deferred Organizational Expenses: Approximately $450,000 of costs were incurred in connection with the organization and initial registration of the Company and have been deferred and are being amortized ratably over the date each of the Funds' commenced investment operations.
--------------------------------------------------------------------------------

                                             THE PRUDENTIAL INSTITUTIONAL FUND
Notes to Financial Statements                ACTIVE BALANCED FUND
--------------------------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with PIFM through October 30, 1996. Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services.
PIFM has a subadvisory agreement with Jennison Associates Capital Corp. (``Jennison'') through October 30, 1996. Jennison furnishes investment advisory services in connection with the management of the Fund. PIFM will pay for the costs and expenses attributable to the subadvisory agreements and the salaries and expenses of all personnel of the Fund except for fees and expenses of unaffiliated Trustees. The Fund will bear all other costs and expenses.
The management fee paid PIFM is computed daily and payable monthly at an annual rate of .70 of 1% of the average daily net assets of the Fund.
Effective October 31, 1996 the Fund will enter into a management agreement with Prudential Mutual Fund Management LLC (``PMF''). Pursuant to this agreement PMF will have responsibility for all investment advisory services. PMF will enter into a subadvisory agreement with Jennison. Jennison, subject to the supervision of PMF, will manage the assets of the Fund in accordance with its investment objectives and policies and in a manner consistent with the previous arrangement. PMF pays for the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund will bear all other costs and expenses.
Effective October 31, 1996 the management fee paid PMF will be computed daily and payable monthly at an annual rate of .65 of 1% of the average daily net assets of the Fund. Pursuant to the subadvisory agreement, Jennison is compensated by PMF for its services at an annual rate of .30 of 1% of the Fund's average daily net assets up to and including $300 million and .25 of 1% of the Fund's average daily net assets in excess of $300 million.
PIFM voluntarily agreed to subsidize a portion of the operating expenses of the Fund until October 30, 1996. Such expenses may be recovered by PIFM through October 30, 1996 so long as the total expense ratio does not exceed the predetermined level set forth in the Fund's prospectus of 1.00% per annum. For the year ended September 30, 1996, PIFM subsidized $7,656 of the expenses of the Fund (.005% of the average net assets of the Fund/$0.0006 per share).
The Fund has an administration agreement with PMF through October 30, 1996. The administration fee paid PMF is computed daily and payable monthly, at an annual rate of .17% of the Company's average daily net assets up to $250 million and
 .15% of the Company's average daily net assets in excess of $250 million. PMF will furnish to the Fund such services as the Fund may require in connection with the administration of the Fund's business affairs. PMF will also provide certain transfer agent services through its wholly-owned subsidiary, Prudential Mutual Fund Services, Inc. (``PMFS''). For such services, PMFS will be paid .03% of the Company's average daily net assets up to $250 million and .02% of the Company's average daily net assets in excess of $250 million from the administration fee paid to PMF. PMFS will enter into a separate transfer agency agreement directly with the Fund.
Effective October 31, 1996 Prudential Securities Incorporated (``PSI'') will become the distributor of the Fund's Class A, Class B and Class C shares. PSI will also incur the expenses of distributing the Fund's Class Z shares under the distribution agreement, none of which is reimbursed by or paid for by the Fund. Pursuant to plans of distribution (the ``Class A, B and C plans''), the Fund compensates PSI for distribution-related activities at an annual rate of up to
 .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Class A, Class B and Class C plans will be .25%, 1% and 1%, respectively, of the average daily net assets of the Fund.
PIFM, Jennison, PMF and PSI are indirect wholly-owned subsidiaries of The Prudential Insurance Company of America.
------------------------------------------------------------
Note 3. Portfolio Securities
Purchases and sales of portfolio securities, excluding short-term investments, for the year ended September 30, 1996 aggregated $65,518,520 and $59,659,372, respectively.
The cost basis of investments for federal income tax purposes is $142,086,519 As of September 30, 1996, net unrealized appreciation for federal income tax purposes was $10,829,404 (gross unrealized appreciation--$11,585,277, gross unrealized depreciation--$755,872).
--------------------------------------------------------------------------------

                                             THE PRUDENTIAL INSTITUTIONAL FUND
Notes to Financial Statements                ACTIVE BALANCED FUND
--------------------------------------------------------------------------------
Note 4. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. At September 30, 1996, the Fund had a 3.12% undivided interest in the repurchase agreements in the joint account. As of such date, each repurchase agreement in the joint account and the collateral therefore was as follows:
Bear, Stearns & Co., Inc., 5.72%, in the principal amount of $333,000,000, repurchase price $333,052,910, due 10/1/96. The value of the collateral including accrued interest was $339,757,925.
J.P. Morgan Securities, Inc., 5.70%, in the principal amount of $109,000,000, repurchase price $109,017,258, due 10/1/96. The value of the collateral including accrued interest was $111,181,257.
Goldman, Sachs & Co., Inc., 5.70%, in the principal amount of $333,000,000, repurchase price $333,052,725, due 10/1/96. The value of the collateral including accrued interest was $339,860,615.
Smith Barney, Inc., 5.75%, in the principal amount of $224,000,000, repurchase price $224,035,778, due 10/1/96. The value of the collateral including accrued interest was $228,481,010.
------------------------------------------------------------
Note 5. Capital
The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value per share. Transactions in shares of beneficial interest during the fiscal years ended September 30, 1996 and September 30, 1995 were as follows:

                                                Year ended September 30,
                                               ---------------------------
                                                  1996             1995
                                               ----------       ----------
Shares sold..................................   2,893,381        4,883,689
Shares issued in reinvestment of dividends
 and distributions...........................     483,285          242,395
Shares reacquired............................  (2,273,501)      (1,856,069)
                                               ----------       ----------
Net increase.................................   1,103,165        3,270,015
                                               ----------       ----------
                                               ----------       ----------

Of the shares outstanding at September 30, 1996, PIFM and affiliates owned 2,487,564 shares of the Fund.
Note 6. Reorganization
On May 17, 1996, the Trustees of the Company approved an Agreement and a Plan of Reorganization (the ``Plan of Reorganization'') for the Company. The Plan of Reorganization was approved by shareholders on September 6, 1996 and October 30, 1996.
Under the Plan of Reorganization, all of the assets and liabilities of the Growth Stock Fund, Balanced Fund, Income Fund and Money Market Fund (``Series'') were transferred at net asset value for equivalent value Class Z shares of Prudential Jennison Fund, Inc., Prudential Allocation Fund--Balanced Portfolio, Prudential Government Income Fund, Inc. and Prudential MoneyMart Assets, Inc., respectively. These Series then ceased operations.
International Stock Fund joined the Prudential Global Fund as separate series of a newly named Prudential World Fund. Existing shareholders became Class Z shareholders and the International Stock Fund also began offering Classes A, B and C shares.
Stock Index Fund and the Fund remained with The Prudential Institutional Fund (to be renamed the Prudential Dryden Fund) as separate funds. Existing shareholders of the Fund became Class Z shareholders and the Fund will begin offering Classes A, B and C shares. Stock Index Fund will offer a single class of shares. Effective October 31, 1996 these funds will be managed by PMF, PMFS will provide transfer agency services and PSI will act as distributor.
--------------------------------------------------------------------------------

                                            THE PRUDENTIAL INSTITUTIONAL FUND
Financial Highlights                        ACTIVE BALANCED FUND
--------------------------------------------------------------------------------

                                                                                                                January 4,
                                                                                                                  1993(a)
                                                                            Year Ended September 30,              Through
                                                                       -----------------------------------     September 30,
                                                                          1996          1995        1994           1993
                                                                       ----------     --------     -------     -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...............................     $  12.46      $  10.92     $ 11.05        $ 10.00
                                                                       ----------     --------     -------        -------

Income from investment operations:
Net investment income(b)...........................................          .29           .33         .24            .21
Net realized and unrealized gain (loss) on investment
   transactions....................................................          .81          1.54        (.12)           .84
                                                                       ----------     --------     -------        -------
   Total from investment operations................................         1.10          1.87         .12           1.05
                                                                       ----------     --------     -------        -------
Less distributions:
Dividends from net investment income...............................         (.37)         (.29)       (.14)            --
Distributions from net realized gains..............................         (.18)         (.04)       (.11)            --
                                                                       ----------     --------     -------        -------
   Total distributions.............................................         (.55)         (.33)       (.25)            --
                                                                       ----------     --------     -------        -------
Net asset value, end of period.....................................     $  13.01      $  12.46     $ 10.92        $ 11.05
                                                                       ----------     --------     -------        -------
                                                                       ----------     --------     -------        -------
TOTAL RETURN(d)....................................................         9.11%        17.66%       1.07%         10.50%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)....................................     $153,588      $133,352     $81,176        $38,786
Average net assets (000)...........................................     $142,026      $104,821     $58,992        $12,815
Ratios to average net assets:(b)
   Expenses........................................................         1.00%         1.00%       1.00%          1.00%(c)
   Net investment income...........................................         3.09%         3.53%       3.06%          2.68%(c)
Portfolio turnover rate............................................           51%           30%         40%            47%
Average commission rate paid per share.............................     $  .0654           N/A         N/A            N/A

---------------
(a) Commencement of investment operations.
(b) Net of expense subsidy.
(c) Annualized.
(d) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized. Total return includes the effect of expense subsidies.
N/A--Data not required for these periods.
--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                             THE PRUDENTIAL INSTITUTIONAL FUND
Report to Independent Accountants            ACTIVE BALANCED FUND
--------------------------------------------------------------------------------
The Shareholders and Board of Trustees
The Prudential Institutional Fund--Active Balanced Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Prudential Institutional Fund--Active Balanced Fund as of September 30, 1996, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for the three years in the period then ended and for the period January 4, 1993 (commencement of investment operations) to September 30, 1993. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of September 30, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The Prudential Institutional Fund--Active Balanced Fund as of September 30, 1996, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, New York
November 13, 1996

Portfolio of Investments as of              THE PRUDENTIAL INSTITUTIONAL FUND
September 30, 1996                          STOCK INDEX FUND
------------------------------------------------------------
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--94.0%
COMMON STOCKS AND EQUIVALENTS--94.0%
------------------------------------------------------------
Aerospace/Defense--2.1%
   9,400   Allied-Signal, Inc.                      $     619,225
  11,500   Boeing Co.                                   1,086,750
   2,100   General Dynamics Corp.                         144,638
   6,630   Lockheed Martin Corp.                          597,529
   7,300   McDonnell Douglas Corp.                        383,250
   1,900   Northrop Grumman Corp.                         152,475
   7,900   Raytheon Co.                                   439,437
   7,200   Rockwell International Corp.                   405,900
                                                    -------------
                                                        3,829,204
------------------------------------------------------------
Airlines--0.3%
   2,950   AMR Corp.(a)                                   234,894
   2,600   Delta Airlines, Inc.                           187,200
   4,700   Southwest Airlines Co.                         107,512
   2,300   USAir Group, Inc.(a)                            37,950
                                                    -------------
                                                          567,556
------------------------------------------------------------
Aluminum--0.4%
   7,500   Alcan Aluminum Ltd.                            225,000
   5,800   Aluminum Co. of America                        342,200
   2,150   Reynolds Metals Co.                            109,919
                                                    -------------
                                                          677,119
------------------------------------------------------------
Automobiles & Trucks--2.0%
  24,700   Chrysler Corp.                                 707,038
   1,400   Cummins Engine, Inc.                            55,125
   3,400   Dana Corp.                                     102,850
   2,000   Echlin Inc.                                     62,750
  39,300   Ford Motor Co.                               1,228,125
  25,100   General Motors Corp.                         1,204,800
   4,000   Genuine Parts Co.                              175,000
   1,400   Johnson Controls, Inc.                         105,000
   2,420   Navistar International Corp.(a)                 20,570
   1,900   Safety Kleen Corp.                              31,350
                                                    -------------
                                                        3,692,608
Banking--7.1%
  15,030   Banc One Corp.                           $     616,230
   5,100   Bank of Boston Corp.                           295,163
  12,800   Bank of New York Co., Inc.                     376,000
  12,100   BankAmerica Corp.                              993,712
   2,600   Bankers Trust NY Corp.                         204,425
   6,200   Barnett Banks, Inc.                            209,250
   5,300   Boatmen's Bancshares                           296,138
  14,408   Chase Manhattan Corp.                        1,154,441
  16,100   Citicorp                                     1,459,062
   3,800   Comerica, Inc.                                 195,700
   7,400   CoreStates Financial Corp.                     320,050
   3,400   Fifth Third Bancorp                            197,625
   4,600   First Bank System, Inc.                        307,625
  10,401   First Chicago Corp.                            470,645
   9,400   First Union Corp.                              627,450
   8,587   Fleet Financial Group, Inc.                    382,122
   1,900   Golden West Financial Corp.                    110,913
   4,600   Great Western Financial Corp.                  121,900
   3,800   H.F. Ahmanson & Co.                            106,400
   7,600   KeyCorp                                        334,400
   4,525   Mellon Bank Corp.                              268,106
   6,200   Morgan (J.P.) & Co., Inc.                      551,025
   7,400   National City Corp.                            311,725
   9,900   NationsBank Corp.                              860,062
  12,300   Norwest Corp.                                  502,762
  11,300   PNC Bank Corp.                                 377,138
   1,800   Republic New York Corp.                        124,425
   7,500   Suntrust Banks, Inc.                           307,500
   5,400   U.S. Bancorp                                   213,300
   3,227   Wells Fargo & Co.                              838,933
                                                    -------------
                                                       13,134,227
------------------------------------------------------------
Beverages--3.7%
   1,200   Adolph Coors Co.                                26,325
  16,800   Anheuser Busch Cos., Inc.                      632,100
   2,400   Brown-Forman Corp.                              93,900

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as of              THE PRUDENTIAL INSTITUTIONAL FUND
September 30, 1996                          STOCK INDEX FUND
------------------------------------------------------------
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Beverages (cont'd.)
  82,900   Coca-Cola Co.                            $   4,217,537
  52,100   PepsiCo, Inc.                                1,471,825
  12,300   Seagram Co., Ltd.                              459,713
                                                    -------------
                                                        6,901,400
------------------------------------------------------------
Chemicals--2.2%
   3,700   Air Products & Chemicals, Inc.                 215,525
   8,300   Dow Chemical Co.                               666,075
  18,600   du Pont (E.I.) de Nemours & Co.              1,641,450
   2,600   Eastman Chemical Co.                           151,775
   3,600   Hercules, Inc.                                 197,100
  19,400   Monsanto Co.                                   708,100
   2,300   Nalco Chemical Co.                              83,375
   2,200   Rohm & Haas Co.                                144,100
   1,700   Sigma-Aldrich                                   96,900
   4,400   Union Carbide Corp.                            200,750
                                                    -------------
                                                        4,105,150
------------------------------------------------------------
Chemical-Specialty--0.5%
   4,625   Engelhard Corp.                                106,375
   2,100   Great Lakes Chemical Corp.                     119,700
   4,900   Morton International, Inc.                     194,775
   5,100   Praxair, Inc.                                  219,300
   1,500   Raychem Corp.                                  112,500
   3,200   W.R. Grace & Co.                               166,400
                                                    -------------
                                                          919,050
------------------------------------------------------------
Commercial Services--0.3%
   8,150   CUC International, Inc.(a)                     324,981
   2,800   Deluxe Corp.                                   105,700
   1,000   Harland (John H.) Co.                           30,000
   3,300   Moore Corp. Ltd.                                60,638
                                                    -------------
                                                          521,319
------------------------------------------------------------
Computer Software & Services--4.6%
   5,700   3Com Corp. (a)                                 342,356
   1,500   AutoDesk, Inc.                                  38,813
   9,600   Automatic Data Processing, Inc.          $     418,800
   6,200   Bay Networks, Inc.(a)                          168,950
   2,500   Cabletron Systems, Inc.(a)                     170,938
   2,200   Ceridian Corp.(a)                              110,000
  21,500   Cisco Systems, Inc.(a)                       1,334,344
  12,050   Computer Associates International,
             Inc.                                         719,987
   2,450   Computer Sciences Corp.(a)                     188,344
   2,900   Dell Computer Corp. (a)                        225,475
   7,800   EMC Corp.(a)                                   176,475
   1,300   Intergraph Corp.(a)                             14,300
   6,900   Micron Technology Inc.                         210,450
  19,900   Microsoft Corp.(a)                           2,624,312
  12,700   Novell, Inc.(a)                                139,700
  21,875   Oracle Systems Corp.(a)                        931,055
   3,500   Seagate Technology, Inc.(a)                    195,562
   5,800   Silicon Graphics Inc.(a)                       128,325
   6,200   Sun Microsystems Inc.(a)                       385,175
   3,800   Tandem Computers Inc.(a)                        40,850
                                                    -------------
                                                        8,564,211
------------------------------------------------------------
Construction--0.1%
   2,800   Fluor Corp.                                    172,200
   1,300   Foster Wheeler Corp.                            56,875
   1,100   Kaufman & Broad Home Corp.                      14,300
     900   Pulte Corp.                                     23,063
                                                    -------------
                                                          266,438
------------------------------------------------------------
Consumer Goods--0.6%
     900   Centex Corp.                                    29,363
   1,200   Fleetwood Enterprises, Inc.                     36,900
   5,800   Lowes Companies, Inc.                          237,075
   5,200   Masco Corp.                                    156,000
   3,500   Maytag Corp.                                    68,250
   1,800   Owens-Corning Fiberglas Corp.(a)                66,375
   2,700   Pioneer Hi-Bred International, Inc.            163,350
   3,000   Stanley Works                                   84,375
   2,000   Tupperware Corp.                                98,000
   2,500   Whirlpool Corp.                                126,562
                                                    -------------
                                                        1,066,250

--------------------------------------------------------------------------------
                                              See Notes to Financial Statements.

Portfolio of Investments as of              THE PRUDENTIAL INSTITUTIONAL FUND
September 30, 1996                          STOCK INDEX FUND
------------------------------------------------------------
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Containers--0.1%
   1,200   Ball Corp.                               $      29,400
   1,700   Bemis, Inc.                                     57,588
   4,200   Crown Cork & Seal, Inc.(a)                     193,725
                                                    -------------
                                                          280,713
------------------------------------------------------------
Cosmetics & Soaps--2.3%
     900   Alberto Culver Co.                              39,038
   4,400   Avon Products, Inc.                            218,350
   1,700   Clorox Co.                                     162,988
   4,800   Colgate-Palmolive Co.                          417,000
  14,700   Gillette Co.                                 1,060,237
   3,650   International Flavors & Fragrances
             Inc.                                         159,231
  22,800   Procter & Gamble Co.                         2,223,000
                                                    -------------
                                                        4,279,844
------------------------------------------------------------
Diversified Gas--0.2%
   3,600   Coastal Corp.                                  148,500
     700   Eastern Enterprises, Inc.                       26,425
   2,400   Enserch Corp.                                   50,100
   1,700   NICOR Inc.                                      57,375
     900   Oneok Inc.                                      24,750
                                                    -------------
                                                          307,150
------------------------------------------------------------
Drugs & Medical Supplies--9.1%
  26,000   Abbott Laboratories                          1,280,500
   2,900   ALZA Corp.(a)                                   77,937
  21,100   American Home Products Corp.                 1,345,125
   8,800   Amgen, Inc.(a)                                 555,500
   1,900   Bard (C.R.), Inc.                               59,138
   1,800   Bausch & Lomb, Inc.                             66,150
   9,000   Baxter International, Inc.                     420,750
   4,200   Becton Dickinson & Co.                         185,850
   3,800   Biomet, Inc.(a)                                 62,225
   5,900   Boston Scientific Corp.(a)                     339,250
  16,650   Bristol-Myers Squibb Co.                     1,604,644
   3,357   Fresenius Medical Care AG (ADR)(a)
             (Germany)                                     78,050
  44,300   Johnson & Johnson Co.                        2,270,375
  18,200   Lilly (Eli) & Co.                            1,173,900
   8,000   Medtronic, Inc.                          $     513,000
  40,600   Merck & Co., Inc.                            2,857,225
  21,400   Pfizer, Inc.                                 1,693,275
  16,955   Pharmacia & Upjohn, Inc.                       699,394
  12,300   Schering-Plough Corp.                          756,450
   2,600   St. Jude Medical, Inc.(a)                      104,975
   2,000   United States Surgical Corp.                    85,000
   9,000   Warner Lambert Co.                             594,000
                                                    -------------
                                                       16,822,713
------------------------------------------------------------
Electronics--4.2%
   4,700   Advanced Micro Devices, Inc.(a)                 69,325
   4,400   Amdahl Corp.(a)                                 41,525
   7,284   AMP Inc.                                       282,255
   4,000   Apple Computer, Inc.                            88,750
   1,100   Data General Corp.(a)                           15,400
   5,200   Digital Equipment Corp.(a)                     185,900
   1,600   EG&G, Inc.                                      28,600
   7,400   Emerson Electric Co.                           666,925
   4,500   General Instrument Corp.(a)                    111,375
   1,300   Harris Corp.                                    84,663
  34,000   Hewlett-Packard Co.                          1,657,500
  27,400   Intel Corp.                                  2,614,987
   4,300   LSI Logic Corp.(a)                              99,975
  19,700   Motorola, Inc.                               1,017,012
   4,700   National Semiconductors Corp.(a)                94,588
   1,400   Perkin Elmer Corp.                              81,025
   2,000   Tandy Corp.                                     80,750
   1,000   Tektronix, Inc.                                 40,875
   6,300   Texas Instruments Inc.                         347,287
   1,300   Thomas & Betts Corp.                            53,300
                                                    -------------
                                                        7,662,017
------------------------------------------------------------
Financial Services--2.9%
  15,900   American Express Co.                           735,375
   1,800   Beneficial Corp.                               103,500
   3,300   Block (H&R), Inc.                               98,175
   5,458   Dean Witter Discover & Co.                     300,190
   5,900   Federal Home Loan Mortgage Corp.               577,462
  36,200   Federal National Mortgage Assn.              1,262,475

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as of              THE PRUDENTIAL INSTITUTIONAL FUND
September 30, 1996                          STOCK INDEX FUND
------------------------------------------------------------
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Financial Services (cont'd.)
   7,400   First Data Corp.                         $     604,025
   4,500   Green Tree Financial Corp.                     176,625
   3,200   Household International Corp.                  263,200
   7,425   MBNA Corp.                                     258,019
   5,700   Merrill Lynch & Co., Inc.                      374,062
   5,000   Morgan Stanley Group, Inc.                     248,750
   3,500   Salomon, Inc.                                  159,688
   2,250   Transamerica Corp.                             157,219
                                                    -------------
                                                        5,318,765
------------------------------------------------------------
Food & Beverage--2.6%
  18,035   Archer-Daniels-Midland Co.                     347,169
   8,300   Campbell Soup Co.                              647,400
   8,100   ConAgra, Inc.                                  398,925
   4,800   CPC International, Inc.                        359,400
   1,300   Fleming Cos., Inc.                              22,587
   5,250   General Mills, Inc.                            316,969
   2,000   Giant Foods, Inc.                               68,000
  12,200   Heinz (H.J.) Co.                               411,750
   5,200   Hershey Foods Corp.                            261,300
   7,050   Kellogg Co.                                    485,569
   4,500   Quaker Oats Co.                                164,812
   3,500   Ralston Purina Co.                             239,750
  16,100   Sara Lee Corp.                                 575,575
   6,000   Sysco Corp.                                    201,750
   3,900   Wrigley (W.M.) Junior Co.                      234,975
                                                    -------------
                                                        4,735,931
------------------------------------------------------------
Forest Products--1.5%
   1,700   Boise Cascade Corp.                             57,800
   3,100   Champion International Corp.                   142,212
   3,050   Georgia Pacific Corp.                          241,331
  10,017   International Paper Co.                        425,717
   2,900   James River Corp.                               80,113
   9,408   Kimberly Clark Corp.                           829,080
   3,600   Louisiana Pacific Corp.                         81,900
   1,700   Mead Corp.                                      99,663
     900   Potlatch Corp.                                  34,875
   3,600   Stone Container Corp.                           56,250
   1,800   Temple Inland Inc.                              94,950
   2,300   Union Camp Corp.                         $     112,413
   3,400   Westvaco Corp.                                 100,725
   6,500   Weyerhaeuser Co.                               299,812
   1,800   Willamette Industries, Inc.                    117,900
                                                    -------------
                                                        2,774,741
------------------------------------------------------------
Gas Pipelines--0.7%
   5,318   Cinergy Corp.                                  164,193
   1,800   Columbia Gas System, Inc.(a)                   100,800
   3,100   Consolidated Natural Gas Co.                   166,237
   8,400   Enron Corp.                                    342,300
   4,700   Noram Energy Corp.                              69,913
   5,000   PanEnergy Corp.                                173,125
   1,100   Peoples Energy Corp.                            37,400
   3,500   Williams Cos., Inc.                            178,500
                                                    -------------
                                                        1,232,468
------------------------------------------------------------
Hospital Management--1.0%
   3,300   Beverly Enterprises, Inc.(a)                    35,888
  14,852   Columbia Healthcare Corp.                      844,707
   1,100   Community Psychiatric Centers                   10,313
   5,500   Humana, Inc.(a)                                111,375
   2,100   Manor Care, Inc.                                80,588
   7,800   Service Corp. International                    235,950
     900   Shared Medical Systems Corp.                    51,300
   7,200   Tenet Healthcare Corp.(a)                      160,200
   6,100   United Healthcare Corp.                        253,912
                                                    -------------
                                                        1,784,233
------------------------------------------------------------
Housing Construction
   1,200   Armstrong World Industries                      74,850
------------------------------------------------------------
Insurance--3.7%
   4,900   Aetna Life & Casualty Co.                      344,838
   1,400   Alexander & Alexander Services, Inc.            23,275
  14,674   Allstate Corp.                                 722,694
   6,900   American General Corp.                         260,475
  15,612   American International Group, Inc.           1,572,909
   3,600   Aon Corp.                                      195,300
   5,800   Chubb Corp.                                    266,800

--------------------------------------------------------------------------------
                                              See Notes to Financial Statements.

Portfolio of Investments as of              THE PRUDENTIAL INSTITUTIONAL FUND
September 30, 1996                          STOCK INDEX FUND
------------------------------------------------------------
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Insurance (cont'd.)
   2,550   CIGNA Corp.                              $     305,681
   2,700   General Re Corp.                               382,725
   3,900   ITT Hartford Group Inc.                        230,100
   2,325   Jefferson-Pilot Corp.                          120,319
   3,400   Lincoln National Corp.                         149,175
   2,400   Marsh & McLennan Cos.                          233,100
   1,900   MGIC Investment Corp.                          128,013
   3,100   Providian Corp.                                133,300
   4,400   SAFECO Corp.                                   154,000
   2,700   St. Paul Cos, Inc.                             149,850
   2,350   Torchmark Corp.                                107,806
  15,947   Travelers, Inc.                                783,372
   2,400   UNUM Corp.                                     153,900
   4,000   USF&G Corp.                                     74,000
   1,150   USLIFE Corp.                                    34,500
   5,500   Wachovia Corp.                                 272,250
                                                    -------------
                                                        6,798,382
------------------------------------------------------------
Leisure--1.2%
   1,800   Bally Entertainment Group(a)                    51,075
   3,100   Brunswick Corp.                                 74,400
  22,492   Disney (Walt) Co.                            1,425,430
   3,500   Harrahs Entertainment Inc.(a)                   65,188
   2,800   Hasbro, Inc.                                   103,950
   3,900   ITT Corp. (New)                                170,137
   1,300   King World Productions, Inc.(a)                 47,938
   9,287   Mattel, Inc.                                   240,301
                                                    -------------
                                                        2,178,419
------------------------------------------------------------
Lodging--0.4%
   4,000   HFS Inc.(a)                                    267,500
   6,400   Hilton Hotels Corp.                            181,600
   4,200   Marriott International, Inc.(a)                231,525
                                                    -------------
                                                          680,625
------------------------------------------------------------
Machinery--1.1%
     900   Briggs & Stratton Corp.                         39,938
   2,400   Case Corp.                                     117,000
   6,400   Caterpillar Inc.                         $     482,400
   1,400   Cincinnati Milacron, Inc.                       26,425
   3,600   Cooper Industries, Inc.                        155,700
   8,700   Deere & Co.                                    365,400
   3,700   Dover Corp.                                    176,675
   2,500   Eaton Corp.                                    150,937
   1,000   Giddings & Lewis, Inc.                          11,875
   1,600   Harnischfeger Industries, Inc.                  60,400
   3,600   Ingersoll Rand Co.                             171,000
   1,302   PACCAR Inc.                                     71,284
   2,550   Parker Hannifin Corp.                          107,100
   1,950   Snap-On Inc.                                    62,644
   1,000   Timken Co.                                      39,250
                                                    -------------
                                                        2,038,028
------------------------------------------------------------
Media--1.7%
   7,750   Comcast Corp.                                  119,156
   5,100   Donnelley (R.R.) & Sons, Co.                   164,475
   3,300   Dow Jones & Co., Inc.                          122,100
   5,600   Dun & Bradstreet Corp.                         333,900
   4,650   Gannett, Inc.                                  327,244
   2,600   Interpublic Group Cos., Inc.                   122,850
   3,300   Knight-Ridder, Inc.                            122,100
   3,300   McGraw Hill, Inc.                              140,663
     900   Meredith Corp.                                  44,438
   3,100   New York Times Co.                             104,625
  13,000   Time Warner, Inc.                              502,125
   3,400   Times Mirror Co.                               151,300
   2,000   Tribune Co.                                    156,000
  15,500   U.S. West Media Group                          261,562
  12,139   Viacom Inc.(a)                                 430,934
                                                    -------------
                                                        3,103,472
------------------------------------------------------------
Mineral Resources--0.8%
   1,300   ASARCO Inc.                                     34,613
  12,000   Barrick Gold Corp. (ADR) (Canada)              301,500
   3,050   Cyprus Amax Minerals Co.                        65,575
   4,700   Echo Bay Mines, Ltd.                            41,419
   6,500   Freeport-McMoRan Copper & Gold Inc.            203,125
   4,900   Homestake Mining Co.                            71,663

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as of              THE PRUDENTIAL INSTITUTIONAL FUND
September 30, 1996                          STOCK INDEX FUND
------------------------------------------------------------
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Mineral Resources (cont'd.)
   5,600   INCO, Ltd.                               $     172,200
   3,298   Newmont Mining Corp.                           155,830
   2,200   Phelps-Dodge Corp.                             141,075
   7,900   Placer Dome, Inc.                              186,637
   4,140   Santa Fe Pacific Gold Corp.                     51,750
                                                    -------------
                                                        1,425,387
------------------------------------------------------------
Miscellaneous Basic Industry--4.9%
   6,100   Applied Materials, Inc.(a)                     168,512
   7,000   Browning Ferris Industries, Inc.               175,000
   1,000   Crane Co.                                       44,375
   2,200   Ecolab, Inc.                                    74,250
   1,250   FMC Corp.(a)                                    84,844
  55,000   General Electric Co.                         5,005,000
   1,600   General Signal Corp.                            70,400
   1,700   Grainger (W.W.) Inc.                           119,425
   4,000   Illinois Tool Works, Inc.                      288,500
   3,900   ITT Industries Inc.                             94,088
   3,800   Loews Corp.                                    294,025
   2,500   Mallinckrodt Group Inc.                        104,062
   1,400   Millipore Corp.                                 55,300
     250   NACCO Industries, Inc.                          11,938
   3,733   Pall Corp.                                     105,457
   6,200   PPG Industries, Inc.                           337,125
   2,800   Textron, Inc.                                  238,000
     900   Trinova Corp.                                   28,350
   2,200   TRW Inc.                                       204,600
   5,000   Tyco International Ltd.                        215,625
   4,000   United Technologies Corp.                      480,500
  13,900   Westinghouse Electric Corp.                    258,887
  16,400   WMX Technologies, Inc.                         539,150
                                                    -------------
                                                        8,997,413
------------------------------------------------------------
Miscellaneous Consumer Growth--1.9%
   2,100   Allergan, Inc.                                  80,063
   2,400   American Greetings Corp.                        68,700
   2,900   Black & Decker Corp.                           120,350
   7,800   Corning, Inc.                                  304,200
  11,400   Eastman Kodak Co.                        $     894,900
   1,500   Jostens, Inc.                                   31,313
  13,900   Minnesota Mining & Manufacturing Co.           971,262
   1,500   Polaroid Corp.                                  66,000
   4,900   Rubbermaid, Inc.                               120,050
   5,300   Unilever N.V.                                  835,412
   3,500   Whitman Corp.                                   80,938
                                                    -------------
                                                        3,573,188
------------------------------------------------------------
Office Equipment & Supplies--2.3%
   4,300   Alco Standard Corp.                            214,462
   1,700   Avery Dennison Corp.                            94,350
   9,000   Compaq Computer Corp.(a)                       577,125
   4,200   Honeywell, Inc.                                265,125
  17,800   International Business Machines Corp.        2,216,100
   4,900   Pitney Bowes, Inc.                             257,862
   5,300   Unisys Corp.(a)                                 32,463
  10,750   Xerox Corp.                                    576,469
                                                    -------------
                                                        4,233,956
------------------------------------------------------------
Petroleum--7.6%
   3,100   Amerada Hess Corp.                             163,913
  16,500   Amoco Corp.                                  1,163,250
   2,200   Ashland Oil, Inc.                               87,450
   5,350   Atlantic Richfield Co.                         682,125
   4,200   Burlington Resources Inc.                      186,375
  21,700   Chevron Corp.                                1,358,962
  41,250   Exxon Corp.                                  3,434,062
   1,600   Kerr-McGee Corp.                                97,400
   1,100   Louisiana Land & Exploration Co.                57,888
  13,100   Mobil Corp.                                  1,516,325
  10,700   Occidental Petroleum Corp.                     250,112
   1,500   Pennzoil Co.                                    79,313
   8,700   Phillips Petroleum Co.                         371,925
  17,800   Royal Dutch Petroleum Co. (ADR)
             (Netherlands)                              2,779,025
   2,900   Santa Fe Energy Resources, Inc.(a)              41,325
   2,400   Sun Co., Inc.                                   55,200
   5,700   Tenneco, Inc.                                  285,712
   8,800   Texaco Inc.                                    809,600

--------------------------------------------------------------------------------
                                             See Notes to Financial Statements.

Portfolio of Investments as of              THE PRUDENTIAL INSTITUTIONAL FUND
September 30, 1996                          STOCK INDEX FUND
------------------------------------------------------------
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Petroleum (cont'd.)
   8,200   Unocal Corp.                             $     295,200
   9,600   USX Marathon Corp                              207,600
   1,800   Western Atlas, Inc.(a)                         112,050
                                                    -------------
                                                       14,034,812
------------------------------------------------------------
Petroleum Services--0.8%
   4,600   Baker Hughes Inc.                              139,725
   5,900   Dresser Industries, Inc.                       175,525
   3,800   Halliburton Co.                                196,175
     900   Helmerich & Payne, Inc.                         39,263
   1,700   McDermott International, Inc.                   36,975
   3,400   Oryx Energy Co.(a)                              60,350
   2,800   Rowan Cos., Inc.(a)                             52,150
   8,100   Schlumberger, Ltd.                             684,450
   2,800   Sonat Inc.                                     123,900
                                                    -------------
                                                        1,508,513
------------------------------------------------------------
Precious Metals
   7,500   Battle Mountain Gold Co.                        58,125
------------------------------------------------------------
Railroads--1.1%
   5,065   Burlington Northern Santa Fe                   427,359
   2,600   Consolidated Rail Corp.                        188,175
   6,900   CSX Corp.                                      348,450
   4,200   Norfolk Southern Corp.                         383,775
   8,100   Union Pacific Corp.                            593,325
                                                    -------------
                                                        1,941,084
------------------------------------------------------------
Restaurants--0.7%
   4,850   Darden Restaurants Inc.                         41,831
     900   Luby's Cafeterias, Inc.                         21,600
  23,100   McDonald's Corp.                             1,094,362
   1,600   Ryan's Family Steak Houses, Inc.(a)             12,200
   1,100   Shoney's Inc.(a)                                10,038
   4,100   Wendy's International, Inc.                     88,150
                                                    -------------
                                                        1,268,181
Retail--5.0%
   8,300   Albertsons, Inc.                         $     349,637
   4,900   American Stores Co.                            196,000
   3,400   Charming Shoppes, Inc.                          20,400
   3,200   Circuit City Stores, Inc.                      115,600
   7,100   Dayton Hudson Corp.                            234,300
   3,800   Dillard Department Stores, Inc.                122,550
   7,000   Federated Department Stores, Inc.(a)           234,500
   9,600   Gap, Inc.                                      277,200
   1,200   Great Atlantic & Pacific Tea Inc.               31,050
   2,300   Harcourt General, Inc.                         127,075
  15,966   Home Depot, Inc.                               908,066
  16,300   Kmart Corp.                                    167,075
   4,100   Kroger Co.(a)                                  183,475
   8,988   Limited, Inc.                                  171,896
   2,400   Liz Claiborne, Inc.                             89,400
     600   Longs Drug Stores Corp.                         26,100
   8,300   May Department Stores Co.                      403,587
   3,500   Melville Corp.                                 154,438
   1,200   Mercantile Stores, Inc.                         64,800
   5,300   Newell Co.                                     159,000
   4,700   NIKE, Inc.                                     571,050
   2,800   Nordstrom, Inc.                                106,400
   7,500   Penney (J.C.), Inc.                            405,937
   2,100   Pep Boys - Manny, Moe & Jack                    74,813
   6,552   Price Costco, Inc.(a)                          134,316
   2,400   Reebok International, Ltd.                      83,400
   2,800   Rite-Aid Corp.                                 101,500
  13,000   Sears Roebuck & Co.                            581,750
   2,800   Sherwin Williams Co.                           129,850
   1,100   Stride Rite Corp.                                9,900
   2,400   Supervalue, Inc.                                66,000
   2,400   TJX Companies, Inc.                             86,100
   9,100   Toys 'R' Us Inc.(a)                            265,037
  76,200   Wal-Mart Stores, Inc.                        2,009,775
   8,200   Walgreen Co.                                   303,400
   5,000   Winn-Dixie Stores, Inc.                        174,375
   4,300   Woolworth Corp.                                 88,688
                                                    -------------
                                                        9,228,440

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as of              THE PRUDENTIAL INSTITUTIONAL FUND
September 30, 1996                          STOCK INDEX FUND
------------------------------------------------------------
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Rubber--0.2%
   2,800   Cooper Tire & Rubber                     $      60,550
   1,800   Goodrich (B.F.) Co.                             81,225
   5,200   Goodyear Tire & Rubber Co.                     239,850
                                                    -------------
                                                          381,625
------------------------------------------------------------
Steel - Producers--0.3%
   5,673   Allegheny Teldyne Inc.                         128,340
   3,800   Armco Inc.(a)                                   17,100
   3,700   Bethlehem Steel Corp.(a)                        37,000
   1,800   Inland Steel Industries, Inc.                   32,175
   2,900   Nucor Corp.                                    147,175
   2,900   USX Corp. - U.S. Steel Group                    82,650
   2,850   Worthington Industries, Inc.                    57,000
                                                    -------------
                                                          501,440
------------------------------------------------------------
Telecommunications--1.4%
   6,200   ALLTEL Corp.                                   172,825
   1,925   Andrew Corp.(a)                                 96,009
   4,000   DSC Communications Corp.(a)                    100,000
  23,100   MCI Communications Corp.                       591,937
   8,600   Northern Telecom Ltd.                          496,650
   2,400   Scientific Atlanta, Inc.                        38,100
  14,400   Sprint Corp.                                   559,800
  21,400   Tele-Communications, Inc.(a)                   319,663
   3,000   Tellabs, Inc.(a)                               211,875
                                                    -------------
                                                        2,586,859
------------------------------------------------------------
Textiles--0.2%
   2,600   Fruit of the Loom, Inc.(a)                      80,600
   1,500   National Service Industries, Inc.               52,500
   1,200   Russell Corp.                                   38,700
     700   Springs Industries, Inc.                        31,150
   2,100   VF Corp.                                       126,263
                                                    -------------
                                                          329,213
------------------------------------------------------------
Tobacco--1.6%
   5,700   American Brands Inc.                           240,825
  27,450   Philip Morris Cos., Inc.                 $   2,463,637
   6,500   UST, Inc.                                      192,563
                                                    -------------
                                                        2,897,025
------------------------------------------------------------
Trucking & Shipping--0.2%
   1,200   Caliber Systems Inc.                            19,350
   1,600   Consolidated Freightways, Inc.                  39,200
   1,900   Federal Express Corp.(a)                       150,575
  10,100   Laidlaw Inc.                                   111,100
   2,600   Ryder System, Inc.                              77,025
     800   Yellow Corp.                                    10,400
                                                    -------------
                                                          407,650
------------------------------------------------------------
Utility Communications--5.7%
  16,500   AirTouch Communications(a)                     455,813
  18,300   Ameritech Corp.                                963,037
  53,600   AT&T Corp.                                   2,800,600
  14,500   Bell Atlantic Corp.                            868,187
  33,100   BellSouth Corp.                              1,224,700
  32,200   GTE Corp.                                    1,239,700
  14,500   NYNEX Corp.                                    630,750
  14,300   Pacific Telesis Group                          480,837
  20,200   SBC Communications Inc.                        972,125
  15,900   U.S. West Communications Group                 473,025
   7,300   Unicom Corp.                                   183,413
  12,900   WorldCom Inc.(a)                               275,738
                                                    -------------
                                                       10,567,925
------------------------------------------------------------
Utilities - Electric--2.7%
   6,300   American Electric Power, Inc.                  255,937
   5,000   Baltimore Gas & Electric Co.                   130,625
   5,100   Carolina Power & Light Co.                     175,950
   6,900   Central & South West Corp.                     179,400
   7,900   Consolidated Edison Co.                        219,225
   6,000   Dominion Resources, Inc.                       226,500
   4,700   DTE Energy Co.                                 131,600
   6,800   Duke Power Co.                                 317,050
  14,800   Edison International                           264,550
   7,600   Entergy Corp.                                  205,200

--------------------------------------------------------------------------------
                                             See Notes to Financial Statements.

Portfolio of Investments as of              THE PRUDENTIAL INSTITUTIONAL FUND
September 30, 1996                          STOCK INDEX FUND
------------------------------------------------------------
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Utilities - Electric (cont'd.)
   6,100   FPL Group, Inc.                          $     263,825
   3,900   General Public Utilities Corp.                 119,925
   8,800   Houston Industries, Inc.                       194,700
   4,700   Niagara Mohawk Power Corp.                      37,600
   2,300   Northern States Power Co.                      107,238
   4,900   Ohio Edison Co.                                 94,938
   2,700   Pacific Enterprises                             81,675
  13,800   Pacific Gas & Electric Co.                     300,150
   9,800   Pacificorp                                     202,125
   7,300   PECO Energy Co.                                173,375
   5,200   PP & L Resources Inc.                          113,750
   8,000   Public Service Enterprise Group                214,000
  22,400   Southern Co.                                   506,800
   7,500   Texas Utilities Co.                            297,187
   3,300   Union Electric Co.                             121,687
                                                    -------------
                                                        4,935,012
                                                    -------------
           Total common stocks
             (cost $137,197,051)                      173,192,731
------------------------------------------------------------
Preferred Stock
Insurance
     367   Aetna Life & Casualty Co.
             (cost $23,902)                                26,745
                                                    -------------
           Total stocks
             (cost $137,220,953)                      173,219,476

SHORT-TERM INVESTMENTS--6.0%
------------------------------------------------------------
U.S. Government Securities--0.3%
           United States Treasury Bills,
$  100(b)  5.05%, 12/19/96                          $      98,892
     400   5.11%, 12/19/96                                395,519
                                                    -------------
           Total U.S. Government Securities
             (cost $494,411)                              494,411
------------------------------------------------------------
Repurchase Agreement--5.7%
  10,590   Joint Repurchase Agreement Account,
             5.70%, 10/01/96 (Note 4)
             (cost $10,590,000)                        10,590,000
                                                    -------------
           Total short-term investments
             (cost $11,084,411)                        11,084,411
------------------------------------------------------------
Total Investments--100.0%
           (cost $148,305,364; Note 3)                184,303,887
           Other assets in excess of liabilities           74,629
                                                    -------------
           Net Assets--100%                         $ 184,378,516
                                                    -------------
                                                    -------------

---------------
(a) Non-income producing security.
(b) Pledged as initial margin on futures contracts.
ADR--American Depository Receipt.
-------------------------------------------------------------------------------
See Notes to Financial Statements.

                                           THE PRUDENTIAL INSTITUTIONAL FUND
Statement of Assets and Liabilities        STOCK INDEX FUND
--------------------------------------------------------------------------------

Assets                                                                                                      September 30, 1996
Investments, at value (cost $148,305,364)...............................................................         $184,303,887
Cash....................................................................................................                  141
Receivable for Fund shares sold.........................................................................              987,571
Interest and dividends receivable.......................................................................              333,902
Deferred expenses and other assets......................................................................               52,660
Receivable for investments sold.........................................................................               32,681
                                                                                                              ------------------
   Total assets.........................................................................................          185,710,842
                                                                                                              ------------------
Liabilities
Payable for investments purchased.......................................................................              842,997
Payable for Fund shares reacquired......................................................................              331,310
Accrued expenses........................................................................................              114,637
Management fee payable-net..............................................................................               23,057
Administration fee payable..............................................................................               19,475
Due to broker - variation margin........................................................................                  850
                                                                                                              ------------------
   Total liabilities....................................................................................            1,332,326
                                                                                                              ------------------
Net Assets..............................................................................................         $184,378,516
                                                                                                              ------------------
                                                                                                              ------------------
Net assets were comprised of:
   Shares of beneficial interest, at par................................................................         $     11,480
   Paid-in capital in excess of par.....................................................................          144,874,735
                                                                                                              ------------------
                                                                                                                  144,886,215
   Undistributed net investment income..................................................................            2,125,171
   Accumulated net realized gain on investments.........................................................            1,352,382
   Net unrealized appreciation on investments...........................................................           36,014,748
                                                                                                              ------------------
Net assets, September 30, 1996..........................................................................         $184,378,516
                                                                                                              ------------------
                                                                                                              ------------------
Shares of beneficial interest issued and outstanding....................................................           11,480,178
                                                                                                              ------------------
                                                                                                              ------------------
Net asset value per share...............................................................................               $16.06
                                                                                                              ------------------
                                                                                                              ------------------

--------------------------------------------------------------------------------
                                             See Notes to Financial Statements.

THE PRUDENTIAL INSTITUTIONAL FUND
STOCK INDEX FUND
Statement of Operations
------------------------------------------------------------

                                                   Year Ended
Net Investment Income                          September 30, 1996
Income
   Interest.................................      $    444,547
   Dividends (net of foreign withholding
      taxes of $20,498).....................         3,154,570
                                               ------------------
      Total income..........................         3,599,117
                                               ------------------
Expenses
   Management fee...........................           570,160
   Administration fee.......................           188,037
   Custodian's fees and expenses............           170,000
   Reports to shareholders..................            50,000
   Registration fees........................            42,000
   Transfer agent's fees and expenses.......            33,752
   Legal fees and expenses..................            15,000
   Amortization of organization expenses....            13,421
   Trustees' fees...........................            12,000
   Audit fee and expenses...................            11,500
   Miscellaneous............................             5,624
                                               ------------------
      Total expenses........................         1,111,494
Less: Expense subsidy (Note 2)..............          (256,185)
                                               ------------------
      Net expenses..........................           855,309
                                               ------------------
Net investment income.......................         2,743,808
                                               ------------------
Realized and Unrealized Gain (Loss)
on Investments
Net realized gain on:
   Investment transactions..................           685,464
   Financial futures contracts..............         1,106,100
                                               ------------------
                                                     1,791,564
                                               ------------------
Net change in unrealized appreciation
   (depreciation) on:
   Investments..............................        20,470,266
   Financial futures contracts..............          (177,000)
                                               ------------------
                                                    20,293,266
                                               ------------------
Net gain on investments.....................        22,084,830
                                               ------------------
Net Increase in Net Assets
Resulting from Operations...................      $ 24,828,638
                                               ------------------
                                               ------------------


THE PRUDENTIAL INSTITUTIONAL FUND
STOCK INDEX FUND
Statement of Changes in Net Assets
------------------------------------------------------------

Increase                              Year Ended September 30,
in Net Assets                           1996            1995
Operations
   Net investment income..........  $  2,743,808    $  1,829,951
   Net realized gain on investment
      transactions................     1,791,564       4,044,854
   Net change in unrealized
      appreciation on
      investments.................    20,293,266      13,914,900
                                    ------------    ------------
   Net increase in net assets
      resulting from operations...    24,828,638      19,789,705
                                    ------------    ------------
Dividends and distributions
   Dividends to shareholders from
      net investment income.......    (2,181,628)     (1,015,394)
   Distributions to shareholders
      from net realized gains.....    (4,441,170)       (165,297)
                                    ------------    ------------
   Total dividends and
      distributions...............    (6,622,798)     (1,180,691)
                                    ------------    ------------
Fund share transactions
   Net proceeds from shares
      sold........................   113,692,034      52,960,096
   Net asset value of shares
      issued to shareholders in
      reinvestment of dividends
      and distributions...........     6,622,798       1,180,691
   Cost of shares redeemed........   (56,086,722)    (20,924,559)
                                    ------------    ------------
   Net increase in net assets from
      Fund shares transactions....    64,228,110      33,216,228
                                    ------------    ------------
Net increase......................    82,433,950      51,825,242
Net Assets
Beginning of year.................   101,944,566      50,119,324
                                    ------------    ------------
End of year.......................  $184,378,516    $101,944,566
                                    ------------    ------------
                                    ------------    ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                           THE PRUDENTIAL INSTITUTIONAL FUND
Notes to Financial Statements              STOCK INDEX FUND
--------------------------------------------------------------------------------
The Prudential Institutional Fund, (the ``Company'') is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The Company was established as a Delaware business trust on May 11, 1992 and currently consists of two separate funds: Stock Index Fund (the ``Fund'') and Active Balanced Fund. Prior to September 21, 1996 the Company consisted of seven separate funds, five of which were subsequently reorganized and combined with existing funds in the Prudential Mutual Funds family of funds (see Note 6).
The Company had no operations until July 7, 1992 when 10,000 shares of beneficial interest of the Company were sold for $100,000 to Prudential Institutional Fund Management, Inc. (``PIFM''). Investment operations of the Fund commenced on November 5, 1992. The Fund's investment objective seeks to provide investment results that correspond to the price and yield performance of Standard & Poor's 500 Composite Stock Price Index.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund.
Securities Valuation: Securities, including options, warrants, futures contracts and options thereon, for which the primary market is on a national securities exchange, commodities exchange or board of trade and NASDAQ national market equity securities are valued at the last sale price on such exchange or board of trade on the date of valuation or, if there was no sale on such day, at the average of readily closing bid and asked prices quoted on such day.
Securities, that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, shall be valued at the average of the most recently quoted bid and asked prices provided by a principal market maker or dealer.
U.S. Government securities for which market quotations are available shall be valued at a price provided by an independent broker/dealer or pricing service. Securities for which reliable market quotations are not available or for which the pricing agent or principal market maker does not provide a valuation or provides a valuation that, in the judgement of one of the subadvisers, does not represent fair value, shall by valued at fair value as determined under procedures established by the Trustees.
In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults, and the value of the collateral declines or, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the ``initial margin.'' Subsequent payments, known as ``variation margin,'' are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.
The Fund invests in financial futures contracts in order to hedge their existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value. Under a variety of circumstances, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying assets.
Dividends and Distributions: Dividends and distributions of the Fund are declared in cash and automatically reinvested in additional shares of the Fund. The Fund will declare and distribute its net investment income and
--------------------------------------------------------------------------------

                                           THE PRUDENTIAL INSTITUTIONAL FUND
Notes to Financial Statements              STOCK INDEX FUND
--------------------------------------------------------------------------------
net capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.
Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.
Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. Deferred Organizational Expenses: Approximately $450,000 of costs were incurred in connection with the organization and initial registration of the Company and have been deferred and are being amortized ratably over the date each of the Funds' commenced investment operations.
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with PIFM through October 30, 1996. Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services.
PIFM has a subadvisory agreement with The Prudential Investment Corporation (``PIC'') through October 30, 1996. PIC furnishes investment advisory services in connection with the management of the Fund. PIFM will pay for the costs and expenses attributable to the subadvisory agreement and the salaries and expenses of all personnel of the Fund except for fees and expenses of unaffiliated Trustees. The Fund will bear all other costs and expenses.
The management fee paid PIFM is computed daily and payable monthly at an annual rate of .40 of 1% of the average daily net assets of the Fund.
Effective October 31, 1996 the Fund will enter a management agreement with Prudential Mutual Fund Management LLC (``PMF''). Pursuant to this agreement PMF will have responsibility for all investment advisory services. PMF will enter into a subadvisory agreement with PIC. PIC, subject to the supervision of PMF, will manage the assets of the Fund in accordance with its investment objectives and policies and in a manner consistent with the previous agreement. PMF will pay for the costs and expenses attributable to the subadvisory agreement and the salaries and expenses of all personnel of the Fund except for fees and expenses of unaffiliated Trustees.
Effective October 31, 1996 the management fee paid PMF will be computed daily and payable monthly at an annual rate of .30 of 1% of the average daily net assets of the Fund.
PIFM voluntarily agreed to subsidize a portion of the operating expenses of the Fund until October 30, 1996. Such expenses may be recovered by PIFM through October 30, 1996 so long as the total expense ratio does not exceed the predetermined level set forth in the Fund's prospectus of .60% per annum. For the year ended September 30, 1996, PIFM subsidized $256,185 of the expenses of the Fund (.18% of the average net assets of the Fund/$.022 per share).
The Fund has an administration agreement with PMF through October 30, 1996. The administration fee paid PMF will be computed daily and payable monthly, at an annual rate of .17% of the Company's average daily net assets up to $250 million and .15% of the Company's average daily net assets in excess of $250 million. PMF will furnish to the Fund such services as the Fund may require in connection with the administration of the Fund's business affairs. PMF will also provide certain transfer agent services through its wholly-owned subsidiary, Prudential Mutual Fund Services, Inc. (``PMFS''). For such services, PMFS will be paid .03% of the Company's daily net assets up to $250 million and .02% of the Company's average daily net assets in excess of $250 million from the administration fee paid to PMF. Upon termination of the administration agreement, PMFS will enter into a separate transfer agency agreement directly with the Fund.
Effective October 31, 1996 Prudential Securities Incorporated (``PSI'') will become the distributor of the Fund's shares. Under the distribution agreement, PSI will incur the expenses of distributing the Fund's shares, none of which is reimbursed by or paid for by the Fund.
PIFM, PIC, PMF and PSI are indirect wholly-owned subsidiaries of the Prudential Insurance Company of America.
------------------------------------------------------------
Note 3. Portfolio Securities
Purchases and sales of portfolio securities, excluding short-term investments, for the year ended September 30, 1996 aggregated $71,134,529 and $2,335,704, respectively.
--------------------------------------------------------------------------------

                                            THE PRUDENTIAL INSTITUTIONAL FUND
Notes to Financial Statements               STOCK INDEX FUND
--------------------------------------------------------------------------------
On September 30, 1996, the Stock Index Fund purchased 16 financial futures contracts on the S&P 500 Index expiring December, 1996. The cost of such contracts was $10,700,475. The value of such contracts on September 30, 1996 was $10,716,700, thereby resulting in an unrealized gain of $16,225.
The cost basis of investments for federal income tax purposes is substantially the same as for financial reporting purposes and, accordingly, as of September 30, 1996, net unrealized appreciation for federal income tax purposes was $35,953,398 (gross unrealized appreciation--$38,097,945 gross unrealized depreciation--$2,144,547).
------------------------------------------------------------
Note 4. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. At September 30, 1996, the Fund had a 1.06% undivided interest in the repurchase agreements in the joint account. The undivided interest represented $10,590,000 in principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor was as follows:
Bear, Stearns & Co., Inc., 5.72%, in the principal amount of $333,000,000, repurchase price $333,052,910, due 10/1/96. The value of the collateral including accrued interest was $339,757,925.
J.P. Morgan Securities, Inc., 5.70%, in the principal amount of $109,000,000, repurchase price $109,017,258, due 10/1/96. The value of the collateral including accrued interest was $111,181,257.
Goldman, Sachs & Co., Inc., 5.70%, in the principal amount of $333,000,000, repurchase price $333,052,725, due 10/1/96. The value of the collateral including accrued interest was $339,860,615.
Smith Barney, Inc., 5.75%, in the principal amount of $224,000,000, repurchase price $224,035,778, due 10/1/96. The value of the collateral including accrued interest was $228,481,010.
------------------------------------------------------------
Note 5. Capital
The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value per share. Transactions in shares of beneficial interest during the fiscal years ended September 30, 1996 and September 30, 1995 were as follows:

                                                Year ended September 30,
                                               ---------------------------
                                                  1996             1995
                                               ----------       ----------
Shares sold..................................   7,589,233        4,340,797
Shares issued in reinvestment of dividends
 and
 distributions...............................     467,712          107,238
Shares reacquired............................  (3,745,568)      (1,725,892)
                                               ----------       ----------
Net increase.................................   4,311,377        2,722,143
                                               ----------       ----------
                                               ----------       ----------

Of the shares outstanding at September 30, 1996, PIFM and affiliates owned 5,017,951 shares of the Fund.
------------------------------------------------------------
Note 6. Reorganization
On May 17, 1996, the Trustees of the Company approved an Agreement and a Plan of Reorganization (the ``Plan of Reorganization'') for the Company. The Plan of Reorganization was approved by shareholders on September 6, 1996 and October 31, 1996.
Under the Plan of Reorganization, all of the assets and liabilities of the Growth Stock Fund, Balanced Fund, Income Fund and Money Market Fund (``Series'') were transferred at net asset value for equivalent value Class Z shares of Prudential Jennison Fund, Inc., Prudential Allocation Fund--Balanced Portfolio, Prudential Government Income Fund, Inc. and Prudential MoneyMart Assets, Inc., respectively. These Series then ceased operations.
International Stock Fund joined the Prudential Global Fund as separate series of a newly named Prudential World Fund. Existing shareholders became Class Z shareholders and the International Stock Fund also began offering Classes A, B and C shares.
Active Balanced Fund and the Fund remained with The Prudential Institutional Fund (to be renamed the Prudential Dryden Fund) as separate funds. Existing shareholders of the Active Balanced Fund became Class Z shareholders and Active Balanced Fund will begin offering Classes A, B and C shares. The Fund will offer a single class of shares. Effective October 31, 1996 these funds will be managed by PMF, PMFS will provide transfer agency services and PSI will act as distributor.
--------------------------------------------------------------------------------

                                              THE PRUDENTIAL INSTITUTIONAL FUND
Financial Highlights                          STOCK INDEX FUND
--------------------------------------------------------------------------------

                                                                                                November 5,
                                                                                                  1992(a)
                                                             Year Ended September 30,             Through
                                                         ---------------------------------     September 30,
                                                           1996         1995        1994           1993
                                                         --------     --------     -------     -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................   $  14.22     $  11.27     $ 11.12       $   10.00
                                                         --------     --------     -------     -------------
Income from investment operations:
Net investment income (b).............................        .25          .23         .26             .23
Net realized and unrealized gain on investment
   transactions.......................................       2.44         2.97         .11             .94
                                                         --------     --------     -------     -------------
  Total from investment operations....................       2.69         3.20         .37            1.17
                                                         --------     --------     -------     -------------
Less distributions:
Dividends from net investment income..................       (.28)        (.22)       (.18)           (.05)
Distributions from net realized gains.................       (.57)        (.03)       (.04)             --
                                                         --------     --------     -------     -------------
  Total distributions.................................       (.85)        (.25)       (.22)           (.05)
                                                         --------     --------     -------     -------------
Net asset value, end of period........................   $  16.06     $  14.22     $ 11.27       $   11.12
                                                         --------     --------     -------     -------------
                                                         --------     --------     -------     -------------
TOTAL RETURN(d).......................................      19.72%       29.02%       3.33%          11.73%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).......................   $184,379     $101,945     $50,119       $  27,142
Average net assets (000)..............................   $142,540     $ 71,711     $38,098       $  18,807
Ratios to average net assets: (b)
  Expenses............................................        .60%         .60%        .60%            .60%(c)
  Net investment income...............................       1.92%        2.55%       2.34%           2.41%(c)
Portfolio turnover rate...............................          2%          11%          2%              1%
Average commission rate paid per share................   $ 0.0250          N/A         N/A             N/A

---------------

 (a) Commencement of investment operations.
 (b) Net of expense subsidy.
 (c) Annualized.
 (d) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized. Total return includes the effect of expense subsidies.
N/A--Data not required for these periods.

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                            THE PRUDENTIAL INSTITUTIONAL FUND
Report of Independent Accountants           STOCK INDEX FUND
--------------------------------------------------------------------------------
The Shareholders and Board of Trustees
The Prudential Institutional Fund--Stock Index Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Prudential Institutional Fund--Stock Index Fund as of September 30, 1996, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for the three years in the period then ended and for the period November 5, 1992 (commencement of investment operations) to September 30, 1993. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of September 30, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The Prudential Institutional Fund--Stock Index Fund as of September 30, 1996, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP
New York, New York
November 13, 1996

PORTFOLIO OF INVESTMENTS AS OF        THE PRUDENTIAL DRYDEN FUND
MARCH 31, 1997 (UNAUDITED)            ACTIVE BALANCED FUND
----------------------------------------------------------------
----------------------------------------------------------------

SHARES      DESCRIPTION                           VALUE (NOTE 1)
----------------------------------------------------------------
LONG-TERM INVESTMENTS--81.9%
COMMON STOCKS--46.0%
----------------------------------------------------------------
AIRLINES--1.3%
   22,800   Delta Airlines, Inc.                   $   1,918,050
----------------------------------------------------------------
AUTOMOBILES & TRUCKS--3.2%
   57,000   General Motors Corp.                       3,156,375
   27,000   General Motors Corp., Class H              1,464,750
                                                   -------------
                                                       4,621,125
----------------------------------------------------------------
BANKING--2.9%
   11,500   Chase Manhattan Corp.                      1,076,687
   22,800   Fleet Financial Group, Inc.                1,305,300
  144,400   Hibernia Corp.                             1,895,250
                                                   -------------
                                                       4,277,237
----------------------------------------------------------------
BUSINESS SERVICES--0.5%
   20,300   Manpower, Inc.                               730,800
----------------------------------------------------------------
CHEMICALS--2.1%
   27,300   Betz Laboratories, Inc.                    1,723,312
   43,100   Dexter Corp.                               1,298,388
                                                   -------------
                                                       3,021,700
----------------------------------------------------------------
CHEMICALS-SPECIALTY--1.7%
   82,100   Engelhard Corp.                            1,724,100
   17,500   Morton International, Inc.                   739,375
                                                   -------------
                                                       2,463,475
----------------------------------------------------------------
COMMERCIAL SERVICES--1.7%
   35,375   CUC International Inc.(a)                    795,937
   49,800   Ogden Corp.                                1,052,025
   15,100   York International Corp.                     632,313
                                                   -------------
                                                       2,480,275


----------------------------------------------------------------
COMPUTER SOFTWARE & SERVICES--0.4%
   13,700   Symbol Technologies, Inc.(a)           $     661,025
----------------------------------------------------------------
COMPUTERS--2.8%
   18,200   Hewlett-Packard Co.                          969,150
   17,200   International Business Machines
              Corp.                                    2,362,850
  112,600   Unisys Corp.(a)                              717,825
                                                   -------------
                                                       4,049,825
----------------------------------------------------------------
DRUGS & MEDICAL SUPPLIES--1.2%
   30,500   Pharmacia & Upjohn, Inc.                   1,117,063
   15,100   Vertex Pharmaceuticals, Inc.(a)              611,550
                                                   -------------
                                                       1,728,613
----------------------------------------------------------------
ELECTRONICS--0.3%
   35,600   International Rectifier Corp.(a)             422,750
----------------------------------------------------------------
INDUSTRIAL TECHNOLOGY/INSTRUMENTS--1.0%
   33,000   Millipore Corp.                            1,398,375
----------------------------------------------------------------
INSURANCE--2.3%
   22,800   CIGNA Corp.                                3,331,650
----------------------------------------------------------------
LODGING--0.6%
   36,500   Hilton Hotels Corp.                          885,125
----------------------------------------------------------------
MACHINERY--1.6%
   15,000   Case Corp.                                   761,250
    8,800   Caterpillar Inc.                             706,200
   22,300   Kennametal, Inc.                             808,375
                                                   -------------
                                                       2,275,825

-----------------------------------------------------------------
See Notes to Financial Statements.
                                   B-68

PORTFOLIO OF INVESTMENTS AS OF        THE PRUDENTIAL DRYDEN FUND
MARCH 31, 1997 (UNAUDITED)            ACTIVE BALANCED FUND
----------------------------------------------------------------
----------------------------------------------------------------

SHARES      DESCRIPTION                           VALUE (NOTE 1)
----------------------------------------------------------------
MEDIA--5.1%
   42,900   McGraw-Hill Companies, Inc.            $   2,193,263
   66,700   New York Times Co.                         2,943,137
    8,600   Omnicom Group                                428,925
   47,800   Tribune Co.                                1,935,900
                                                   -------------
                                                       7,501,225
----------------------------------------------------------------
MINERAL RESOURCES--1.8%
   30,200   ASARCO Inc.                                  849,375
   44,474   Newmont Mining Corp.                       1,723,367
                                                   -------------
                                                       2,572,742
----------------------------------------------------------------
MISCELLANEOUS BASIC INDUSTRY--4.0%
   39,450   Avalon Properties, Inc.                    1,084,875
   19,900   Champion International Corp.                 905,450
   28,700   Reynolds Metals Co.                        1,779,400
  118,900   Westinghouse Electric Corp.                2,110,475
                                                   -------------
                                                       5,880,200
----------------------------------------------------------------
OFFICE EQUIPMENT & SUPPLIES--0.7%
   17,400   Xerox Corp.                                  989,625
----------------------------------------------------------------
PETROLEUM--2.1%
   26,200   Amerada Hess Corp.                         1,388,600
   60,823   Union Pacific Resources Group, Inc.        1,627,015
                                                   -------------
                                                       3,015,615
----------------------------------------------------------------
PAPER--0.7%
   32,900   Boise Cascade Corp.                    $   1,003,450
----------------------------------------------------------------
PETROLEUM SERVICES--2.6%
   27,200   Anadarko Petroleum Corp.                   1,526,600
   76,700   Dresser Industries, Inc.                   2,320,175
                                                   -------------
                                                       3,846,775
----------------------------------------------------------------
PUBLISHING--0.7%
   31,400   American Greetings Corp.                   1,002,838
----------------------------------------------------------------
RAILROADS--0.6%
   14,961   Union Pacific Corp.                          849,037
----------------------------------------------------------------
RETAIL--1.4%
  115,179   Limited, Inc.                              2,116,414
----------------------------------------------------------------
STEEL-PRODUCERS--0.7%
   40,000   USX Corp. -U.S. Steel Group                1,065,000
----------------------------------------------------------------
TELECOMMUNICATIONS--0.8%
   32,100   MCI Communications Corp.                   1,143,563
----------------------------------------------------------------
TRUCKING & SHIPPING--1.2%
   58,800   Ryder System, Inc.                         1,719,900
                                                   -------------
            Total common stocks
              (cost $56,956,080)                      66,972,234
                                                   -------------

----------------------------------------------------------------
See Notes to Financial Statements.
                                   B-69

THE PRUDENTIAL DRYDEN FUND
ACTIVE BALANCED FUND
PORTFOLIO OF INVESTMENTS AS OF
MARCH 31, 1997 (UNAUDITED)
----------------------------------------------------------------
----------------------------------------------------------------

PRINCIPAL
 AMOUNT
  (000)     DESCRIPTION                       VALUE (NOTE 1)
----------------------------------------------------------------
DEBT OBLIGATIONS--35.9%
----------------------------------------------------------------
U.S. GOVERNMENT SECURITIES--35.9%
   $5,030   United States Treasury Bond,
            7.875%, 2/15/21                        $   5,389,947
            United States Treasury Notes,
    6,575   8.875%, 11/15/98                           6,823,600
    5,510   7.50%, 11/15/01                            5,665,823
   17,435   6.25%, 2/15/03                            16,960,942
   18,480   5.75%, 8/15/03                            17,443,457
                                                   -------------
            Total debt obligations
              (cost $52,515,892)                      52,283,769
                                                   -------------
            Total long-term investments
              (cost $109,471,972)                    119,256,003
                                                   -------------
SHORT-TERM INVESTMENTS--16.9%
----------------------------------------------------------------
REPURCHASE AGREEMENT--16.9%
   24,526   Joint Repurchase Agreement Account,
              6.438%, 04/01/97 (Note 4)
              (cost $24,526,000)                      24,526,000
----------------------------------------------------------------
TOTAL INVESTMENTS--98.8%
            (cost $133,997,972; Note 3)              143,782,003
            Other assets in excess of
              liabilities--1.2%                        1,799,284
                                                   -------------
            Net Assets--100%                       $ 145,581,287
                                                   =============

---------------
(a) Non-income producing security.
----------------------------------------------------------------
See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES                 THE PRUDENTIAL DRYDEN FUND
(UNAUDITED)                                         ACTIVE BALANCED FUND
--------------------------------------------------------------------------------

ASSETS                                                                                                          March 31, 1997
                                                                                                                --------------
Investments, at value (cost $133,997,972)..................................................................       $143,782,003
Cash.......................................................................................................                744
Receivable for investments sold............................................................................          1,135,065
Dividends and interest receivable..........................................................................            799,847
Receivable for Fund shares sold............................................................................            365,507
Other assets...............................................................................................             12,959
                                                                                                                 -------------
    Total assets...........................................................................................        146,096,125
                                                                                                                 -------------
LIABILITIES
Payable for Fund shares reacquired.........................................................................            377,199
Management fee payable.....................................................................................             82,138
Payable for investments purchased..........................................................................              6,012
Distribution fee payable...................................................................................                 28
Accrued expenses...........................................................................................             49,461
                                                                                                                 -------------
    Total liabilities......................................................................................            514,838
                                                                                                                 -------------
NET ASSETS.................................................................................................       $145,581,287
                                                                                                                 =============
Net assets were comprised of:
   Common stock, at par....................................................................................       $     11,674
   Paid-in capital in excess of par........................................................................        128,913,040
                                                                                                                 -------------
                                                                                                                   128,924,714
   Undistributed net investment income.....................................................................          1,025,019
   Accumulated net realized gain on investments............................................................          5,847,523
   Net unrealized appreciation on investments..............................................................          9,784,031
                                                                                                                 -------------
Net assets, March 31, 1997.................................................................................       $145,581,287
                                                                                                                 =============
Class A:
   Net asset value and redemption price per share
      ($2,228.10 / 178.886 shares of common stock issued and outstanding)..................................             $12.46
   Maximum sales charge (5.0% of offering price)...........................................................                .65
                                                                                                                        ------
   Maximum offering price to public........................................................................             $13.11
                                                                                                                        ======
Class B:
   Net asset value, offering price and redemption price per share
      ($50,245 / 4,041 shares of common stock issued and outstanding)......................................             $12.43
                                                                                                                        ======
Class C:
   Net asset value, offering price and redemption price per share
      ($196.77 / 15.827 shares of common stock issued and outstanding).....................................             $12.43
                                                                                                                        ======
Class Z:
   Net asset value, offering price and redemption price per share
      ($145,528,617 / 11,670,294 shares of common stock issued and outstanding)............................             $12.47
                                                                                                                        ======

--------------------------------------------------------------------------------
See Notes to Financial Statements.
                                   B-71

THE PRUDENTIAL DRYDEN FUND
ACTIVE BALANCED FUND
STATEMENT OF OPERATIONS (UNAUDITED)
------------------------------------------------------------

                                                 SIX MONTHS
                                                   ENDED
NET INVESTMENT INCOME                          MARCH 31, 1997
                                               --------------
Income
   Interest.................................    $  2,437,209
   Dividends (net of foreign withholding
      taxes of $522)........................         663,573
                                               -------------
    Total income............................       3,100,782
                                               -------------
Expenses
   Distribution fee--Class A................               2
   Distribution fee--Class B................              33
   Distribution fee--Class C................               1
   Management fee...........................         514,076
   Transfer agent's fees and expenses.......          61,700
   Registration fees........................          50,000
   Custodian's fees and expenses............          43,000
   Reports to shareholders..................          22,500
   Administration fee.......................          21,553
   Legal fees...............................          10,500
   Audit fee................................          10,000
   Organization expense.....................           6,588
   Directors' fees..........................           5,000
   Miscellaneous............................           5,689
                                               -------------
    Total expenses..........................         750,642
                                               -------------
Net investment income.......................       2,350,140
                                               -------------
REALIZED AND UNREALIZED GAIN ON
INVESTMENT TRANSACTIONS
Net realized gain on investment
   transactions.............................       6,492,245
Net change in unrealized appreciation on
   investments..............................      (1,210,241)
                                               -------------
Net gain on investments.....................       5,282,004
                                               -------------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS...................    $  7,632,144
                                               =============

THE PRUDENTIAL DRYDEN FUND
ACTIVE BALANCED FUND
STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)
------------------------------------------------------------

                                     SIX MONTHS
                                       ENDED         YEAR ENDED
INCREASE                             MARCH 31,      SEPTEMBER 30,
IN NET ASSETS                           1997            1996
                                    ------------    -------------
Operations
   Net investment income..........  $  2,350,140        4,391,687
   Net realized gain on
      investment..................     6,492,245        9,129,045
   Net change in unrealized
      appreciation on
      investments.................    (1,210,241)      (1,120,181)
                                    ------------    -------------
   Net increase in net assets
      resulting from operations...     7,632,144       12,400,551
                                    ------------    -------------
Dividends and distributions
   Dividends to shareholders from
      net investment income
      Class A.....................           (64)              --
      Class B.....................            (6)              --
      Class C.....................            (6)              --
      Class Z.....................    (4,627,738)      (3,972,955)
                                    ------------    -------------
                                      (4,627,814)      (3,972,955)
                                    ------------    -------------
   Distributions to shareholders
      from net realized gains
      Class A.....................          (128)              --
      Class B.....................           (12)              --
      Class C.....................           (12)              --
      Class Z.....................    (9,255,475)      (1,932,789)
                                    ------------    -------------
                                      (9,255,627)      (1,932,789)
                                    ------------    -------------
Fund share transactions
   Net proceeds from shares
      sold........................    36,626,039       36,454,403
   Net asset value of shares
      issued to shareholders in
      reinvestment of
      distributions...............    13,883,406        5,905,744
   Cost of shares reacquired......   (52,265,158)      (8,618,544)
                                    ------------    -------------
   Net increase (decrease) in net
      assets from Fund share
      transactions................    (1,755,713)      13,741,603
                                    ------------    -------------
Total increase (decrease).........    (8,007,010)      20,236,410
NET ASSETS
Beginning of period...............   153,588,297      133,351,887
                                    ------------    -------------
End of period.....................  $145,581,287    $ 153,588,297
                                    ============    =============

-----------------------------------------------------------------
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS                        THE PRUDENTIAL DRYDEN FUND
(UNAUDITED)                                          ACTIVE BALANCED FUND
--------------------------------------------------------------------------------
The Prudential Dryden Fund, (the "Company") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The Company was established as a Delaware business trust on May 11, 1992 and currently consists of two separate funds: Stock Index Fund and Active Balanced Fund (the "Fund"). Prior to October 28, 1996 the Company was named the Prudential Institutional Fund and prior to September 20, 1996, it consisted of seven separate funds, five of which were reorganized on September 20, 1996 and combined with existing funds in the Prudential Mutual Funds family of funds (see
Note 6.)

The Company had no operations until July 7, 1992 when 10,000 shares of beneficial interest of the Company were sold for $100,000 to Prudential Institutional Fund Management, Inc. ("PIFM"). Investment operations of the Fund commenced on January 4, 1993. The Fund's investment objective is to achieve total returns approaching equity returns, while accepting less risk than an all-equity portfolio, through an actively-managed portfolio of equity securities, fixed income securities and money market instruments.

--------------------------------------------------------------------------------

NOTE 1. ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund.

Securities Valuation: Securities, including options, warrants, futures contracts and options thereon, for which the primary market is on a national securities exchange, commodities exchange or board of trade and NASDAQ national market equity securities are valued at the last sale price on such exchange or board of trade on the date of valuation or, if there was no sale on such day, at the average of readily closing bid and asked prices quoted on such day.

Securities, that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, shall be valued at the average of the most recently quoted bid and asked prices provided by a principal market maker or dealer.

U.S. government securities for which market quotations are available shall be valued at a price provided by an independent broker/dealer or pricing service.

Securities for which reliable market quotations are not available or for which the pricing agent or principal market maker does not provide a valuation or provides a valuation that, in the judgement of the subadviser, does not represent fair value, shall by valued at fair value as determined under procedures established by the Trustees.

In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults, and the value of the collateral declines or, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Dividends and Distributions: Dividends and distributions of the Fund are declared in cash and automatically reinvested in additional shares of the Fund. The Fund will declare and distribute its net investment income and net capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Deferred Organizational Expenses: Approximately $450,000 of costs were incurred in connection with the organization and initial registration of the Company and have been deferred and are being amortized ratably over the date each of the Funds' commenced investment operations.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS                        THE PRUDENTIAL DRYDEN FUND
(UNAUDITED)                                          ACTIVE BALANCED FUND
--------------------------------------------------------------------------------

NOTE 2. AGREEMENTS

The Fund had a management agreement with PIFM through October 30, 1996. Pursuant to this agreement, PIFM had responsibility for all investment advisory services and supervises the subadviser's performance of such services.

PIFM had a subadvisory agreement with Jennison Associates Capital Corp. ("Jennison") through October 30, 1996. Jennison furnished investment advisory services in connection with the management of the Fund. PIFM paid for the costs and expenses attributable to the subadvisory agreements and the salaries and expenses of all personnel of the Fund except for fees and expenses of unaffiliated Trustees. The Fund paid for all other costs and expenses.

Through October 30, 1996 the management fee paid PIFM was computed daily and payable monthly at an annual rate of .70 of 1% of the average daily net assets of the Fund. Effective October 31, 1996 the management fee paid PMF was computed daily and payable monthly at an annual rate of .65 of 1% of the average daily net assets of the Fund. Pursuant to the subadvisory agreement, Jennison was compensated by PMF for its services at an annual rate of .30 of 1% of the Fund's average daily net assets up to and including $300 million and .25 of 1% of the Fund's average daily net assets in excess of $300 million.

Effective October 31, 1996 the Fund entered into a management agreement with Prudential Investments Fund Management LLC ("PMF"). Pursuant to this agreement PMF has responsibility for all investment advisory services. PMF entered into a subadvisory agreement with Jennison. Jennison, subject to the supervision of PMF, manages the assets of the Fund in accordance with its investment objectives and policies and in a manner consistent with the previous arrangement. PMF pays for the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund will bear all other costs and expenses.

The Fund had an administration agreement with PMF through October 30, 1996. The administration fee paid PMF was computed daily and payable monthly, at an annual rate of .17% of the Company's average daily net assets up to $250 million and
 .15% of the Company's average daily net assets in excess of $250 million. PMF furnished to the Fund such services as the Fund may require in connection with the administration of the Fund's business affairs. PMF also provided certain transfer agent services through its wholly-owned subsidiary, Prudential Mutual Fund Services, Inc. ("PMFS"). For such services, PMFS was paid .03% of the Company's average daily net assets up to $250 million and .02% of the Company's average daily net assets in excess of $250 million from the administration fee paid to PMF.

Effective October 31, 1996 Prudential Securities Incorporated ("PSI") became the distributor of the Fund's Class A, Class B and Class C shares. PSI also will incur the expenses of distributing the Fund's Class Z shares under the distribution agreement, none of which is reimbursed by or paid for by the Fund.

Pursuant to plans of distribution (the "Class A, B and C plans"), the Fund compensates PSI for distribution-related activities at an annual rate of up to
 .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Class A, Class B and Class C plans will be .25%, 1% and 1%, respectively, of the average daily net assets of the Fund.

PIFM, Jennison, PMF and PSI are indirect wholly-owned subsidiaries of The Prudential Insurance Company of America.
--------------------------------------------------------------------------------

NOTE 3. PORTFOLIO SECURITIES

Purchases and sales of portfolio securities, excluding short-term investments, for the six months ended March 31, 1997 aggregated $28,911,422 and $36,690,586, respectively.

The cost basis of investments for federal income tax purposes is $133,961,911. As of March 31, 1997, net unrealized appreciation for federal income tax purposes was $9,820,092 (gross unrealized appreciation--$11,469,015, gross unrealized depreciation--$1,648,923).
--------------------------------------------------------------------------------
                                      B-74

NOTES TO FINANCIAL STATEMENTS                        THE PRUDENTIAL DRYDEN FUND
(UNAUDITED)                                          ACTIVE BALANCED FUND
--------------------------------------------------------------------------------
NOTE 4. JOINT REPURCHASE AGREEMENT ACCOUNT

The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. At March 31, 1997, the Fund had a 2.55% undivided interest in the repurchase agreements in the joint account. The undivided interest represented $24,526,000 in principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefore was as follows:

Bear, Stearns & Co., Inc., 6.40%, in the principal amount of $315,000,000, repurchase price $315,056,000, due 4/1/97. The value of the collateral including accrued interest was $321,684,450.

CS First Boston Corp., 6.45%, in the principal amount of $250,000,000, repurchase price $250,044,792, due 4/1/97. The value of the collateral including accrued interest was $256,162,625.

Goldman, Sachs & Co., Inc., 6.50%, in the principal amount of $315,000,000, repurchase price $315,056,875, due 4/1/97. The value of the collateral including accrued interest was $321,300,771.

J.P. Morgan Securities, Inc., 6.00%, in the principal amount of $18,220,000, repurchase price $18,223,037, due 4/1/97. The value of the collateral including accrued interest was $18,584,479.

UBS Securities, Inc., 6.40% in the principal amount of $65,000,000, repurchase price $65,011,556, due 4/1/97. The value of the collateral including accrued interest was $66,300,284.
--------------------------------------------------------------------------------
NOTE 5. CAPITAL

The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value per share. Transactions in shares of beneficial interest were as follows:

Class A                                 SHARES         AMOUNT
-------                               ----------    ------------
October 31, 1996(a)
  through March 31, 1997:
Shares sold........................          165    $      2,242
Shares issued in reinvestment of
  dividends and distributions......           14             183
                                      ----------    ------------
Net increase in shares
  outstanding......................          179    $      2,425
                                      ==========    =============
Class B                                 SHARES         AMOUNT
-------                               ----------    ------------
October 31, 1996(a)
  through March 31, 1997:
Shares sold........................        4,115    $     52,384
Shares issued in reinvestment of
  dividends and distributions......            1               9
Shares reacquired..................          (75)           (964)
                                      ----------    ------------
Net increase in shares
  outstanding......................        4,041    $     51,429
                                      ==========    ============
Class C
-------
October 31, 1996(a)
  through March 31, 1997:
Shares sold........................           15             200
Shares issued in reinvestment of
  dividends and distributions......            1               9
                                      ----------    ------------
Net increase in shares
  outstanding......................           16    $        209
                                      ==========    ============
Class Z
-------
Six months ended March 31, 1997:
Shares sold........................    2,879,807    $ 36,571,213
Shares issued in reinvestment of
  dividends and distributions......    1,097,487      13,883,205
Shares reacquired..................   (4,113,338)    (52,264,194)
                                      ----------    ------------
Net decrease in shares
  outstanding......................     (136,044)   $ (1,809,776)
                                      ==========    ============
Year ended September 30, 1996:
Shares sold........................    2,893,381    $ 36,454,403
Shares issued in reinvestment of
  dividends and distributions......      483,285       5,905,744
Shares reacquired..................   (2,273,501)    (28,618,544)
                                      ----------    ------------
Net increase in shares
  outstanding......................    1,103,165    $ 13,741,603
                                      ==========    ============

---------------
(a) Commencement of offering of Class A, B, and C shares.

Of the shares outstanding at March 31, 1997, PIFM and affiliates owned 514,745 shares of the Fund.
--------------------------------------------------------------------------------
                                      B-75

NOTES TO FINANCIAL STATEMENTS                        THE PRUDENTIAL DRYDEN FUND
(UNAUDITED)                                          ACTIVE BALANCED FUND
--------------------------------------------------------------------------------
NOTE 6. REORGANIZATION

On May 17, 1996, the Trustees of the Company approved an Agreement and a Plan of Reorganization (the 'Plan of Reorganization') for five other series of the Company. The Plan of Reorganization was approved by shareholders on September 6, 1996. This Fund approved a new manager, distributor and transfer agency agreements on October 30, 1996.

Under the Plan of Reorganization, all of the assets and liabilities of the Growth Stock Fund, Balanced Fund, Income Fund and Money Market Fund ('Series') were transferred at net asset value for equivalent value Class Z shares of Prudential Jennison Fund, Inc., Prudential Allocation Fund--Balanced Portfolio, Prudential Government Income Fund, Inc. and Prudential MoneyMart Assets, Inc., respectively. These Series then ceased operations.

International Stock Fund joined the Prudential Global Fund as separate series of a newly named Prudential World Fund. Existing shareholders became Class Z shareholders and the International Stock Fund also began offering Classes A, B and C shares.

Stock Index Fund and the Fund remained with The Prudential Institutional Fund (renamed the Prudential Dryden Fund) as separate funds. Existing shareholders of the Fund became Class Z shareholders and the Fund began offering Classes A, B and C shares. Stock Index Fund offers a single class of shares. Effective October 30, 1996 these funds were managed by PMF, PMFS will provide transfer agency services and PSI will act as distributor.
--------------------------------------------------------------------------------
                                      B-76

                                                     THE PRUDENTIAL DRYDEN FUND
FINANCIAL HIGHLIGHTS (UNAUDITED)                     ACTIVE BALANCED FUND
--------------------------------------------------------------------------------

                                        CLASS A         CLASS B         CLASS C                     CLASS Z
                                      -----------     -----------     -----------     ------------------------------------
                                      OCTOBER 31,     OCTOBER 31,     OCTOBER 31,
                                        1996(e)         1996(e)         1996(e)       SIX MONTHS     YEAR ENDED SEPTEMBER
                                        THROUGH         THROUGH         THROUGH         ENDED                 30,
                                       MARCH 31,       MARCH 31,       MARCH 31,      MARCH 31,      ---------------------
                                         1997            1997            1997            1997          1996         1995
                                      -----------     -----------     -----------     ----------     --------     --------
PER SHARE OPERATING
PERFORMANCE:
Net asset value, beginning of
   period.........................      $ 13.40         $ 13.40         $ 13.40        $  13.01      $  12.46     $  10.92
                                          -----           -----           -----       ----------     --------     --------
INCOME FROM INVESTMENT
   OPERATIONS:
Net investment income.............          .18             .14             .14             .20           .29(b)       .33(b)
Net realized and unrealized gain
   (loss) on investment
   transactions...................          .05             .06             .06             .43           .81         1.54
                                          -----           -----           -----       ----------     --------     --------
   Total from investment
      operations..................          .23             .20             .20             .63          1.10         1.87
                                          -----           -----           -----       ----------     --------     --------
LESS DISTRIBUTIONS:
Dividends from net investment
   income.........................         (.39)           (.39)           (.39)           (.39)         (.37)        (.29)
Distributions from net realized
   gains..........................         (.78)           (.78)           (.78)           (.78)         (.18)        (.04)
                                          -----           -----           -----       ----------     --------     --------
   Total distributions............        (1.17)          (1.17)          (1.17)          (1.17)         (.55)        (.33)
                                          -----           -----           -----       ----------     --------     --------
Net asset value, end of period....      $ 12.46         $ 12.43         $ 12.43        $  12.47      $  13.01     $  12.46
                                          =====           =====           =====       ==========     ========     ========
TOTAL RETURN(d)...................         1.50%           1.34%           1.34%           4.71%         9.11%       17.66%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...      $     2         $    50         $ 197(f)       $145,529      $153,588     $133,352
Average net assets (000)..........      $     2         $     7         $ 163(f)       $156,582      $142,026     $104,821
Ratios to average net assets:(b)
   Expenses, including
      distribution fees...........         1.21%(c)        1.96%(c)        1.96%(c)         .96%(c)      1.00%        1.00%
   Expenses, excluding
      distribution fees...........          .96%(c)         .96%(c)         .96%(c)         .96%(c)       N/A          N/A
   Net investment income..........         2.75%(c)        2.00%(c)        2.00%(c)        3.00%(c)      3.09%        3.53%
Portfolio turnover rate...........           23%             23%             23%             23%           51%          30%
Average commission rate paid per
   share..........................      $ .0604         $ .0604         $ .0604        $  .0604      $  .0654          N/A
                                                 JANUARY 4,
                                                   1993(a)
                                                   THROUGH
                                                SEPTEMBER 30,
                                     1994           1993
                                    -------     -------------
PER SHARE OPERATING
PERFORMANCE:
Net asset value, beginning of
   period.........................  $ 11.05        $ 10.00
                                    -------         ------
INCOME FROM INVESTMENT
   OPERATIONS:
Net investment income.............      .24(b)         .21(b)
Net realized and unrealized gain
   (loss) on investment
   transactions...................     (.12)           .84
                                    -------         ------
   Total from investment
      operations..................      .12           1.05
                                    -------         ------
LESS DISTRIBUTIONS:
Dividends from net investment
   income.........................     (.14)            --
Distributions from net realized
   gains..........................     (.11)            --
                                    -------         ------
   Total distributions............     (.25)            --
                                    -------         ------
Net asset value, end of period....  $ 10.92        $ 11.05
                                    =======        =======
TOTAL RETURN(d)...................     1.07%         10.50%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...  $81,176        $38,786
Average net assets (000)..........  $58,992        $12,815
Ratios to average net assets:(b)
   Expenses, including
      distribution fees...........     1.00%          1.00%(c)
   Expenses, excluding
      distribution fees...........      N/A            N/A
   Net investment income..........     3.06%          2.68%(c)
Portfolio turnover rate...........       40%            47%
Average commission rate paid per
   share..........................      N/A            N/A

---------------
(a) Commencement of investment operations.
(b) Net of expense subsidy.
(c) Annualized.
(d) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized. Total return includes the effect of expense subsidies.
(e) Commencement of offering of Class A, B and C shares.
(f) Figure is actual and not rounded to nearest thousand.
N/A--Data not required for these periods.
--------------------------------------------------------------------------------
See Notes to Financial Statements.
                                    B-77

PORTFOLIO OF INVESTMENTS AS OF        THE PRUDENTIAL DRYDEN FUND
MARCH 31, 1997 (UNAUDITED)            STOCK INDEX FUND
----------------------------------------------------------------
----------------------------------------------------------------

SHARES      DESCRIPTION                           VALUE (NOTE 1)
----------------------------------------------------------------
LONG-TERM INVESTMENTS--92.8%
COMMON STOCKS--92.8%
----------------------------------------------------------------
AEROSPACE/DEFENSE--2.2%
  11,600   Allied-Signal, Inc.                      $    826,500
  15,015   Boeing Co.                                  1,480,854
   2,700   General Dynamics Corp.                        181,912
   7,830   Lockheed Martin Corp.                         657,720
   8,600   McDonnell Douglas Corp.                       524,600
   2,300   Northrop Grumman Corp.                        173,938
   9,600   Raytheon Co.                                  433,200
   9,000   Rockwell International Corp.                  583,875
   9,800   United Technologies Corp.(a)                  737,450
                                                    ------------
                                                       5,600,049
----------------------------------------------------------------
AIRLINES--0.3%
   3,750   AMR Corp.(a)                                  309,375
   3,000   Delta AirLines, Inc.                          252,375
   5,900   Southwest Airlines Co.                        130,538
   2,800   USAir Group, Inc.(a)                           68,600
                                                    ------------
                                                         760,888
----------------------------------------------------------------
ALUMINUM--0.4%
   9,300   Alcan Aluminum Ltd.                           315,038
   7,200   Aluminum Co. of America                       489,600
   2,550   Reynolds Metals Co.                           158,100
                                                    ------------
                                                         962,738
----------------------------------------------------------------
AUTOMOBILES & TRUCKS--1.9%
  29,600   Chrysler Corp.                                888,000
   1,600   Cummins Engine Co., Inc.                       82,000
   4,000   Dana Corp.                                    131,500
   2,600   Echlin Inc.                                    88,400
  48,400   Ford Motor Co.                              1,518,550
  31,000   General Motors Corp.                        1,716,625
   4,800   Genuine Parts Co.                             223,800
----------------------------------------------------------------
   1,700   Johnson Controls, Inc.                   $    136,850
   3,020   Navistar International Corp.(a)                28,312
   2,500   Safety-Kleen Corp.                             36,875
                                                    ------------
                                                       4,850,912
----------------------------------------------------------------
BANKING--7.3%
  17,430   Banc One Corp.                                692,842
   6,200   Bank of Boston Corp.                          415,400
  16,000   Bank of New York Co., Inc.                    588,000
  14,700   BankAmerica Corp.                           1,481,025
   3,300   Bankers Trust NY Corp.                        270,600
   8,000   Barnett Banks, Inc.                           372,000
  18,008   Chase Manhattan Corp.                       1,685,999
  19,200   Citicorp                                    2,078,400
   4,500   Comerica, Inc.                                253,688
   9,100   CoreStates Financial Corp.                    432,250
   4,300   Fifth Third Bancorp                           333,250
   5,500   First Bank System, Inc.                       401,500
  13,101   First Chicago NBD Corp.                       709,092
  11,600   First Union Corp.                             941,050
  10,787   Fleet Financial Group, Inc.                   617,556
   2,400   Golden West Financial Corp.                   150,600
   5,600   Great Western Financial Corp.                 226,100
   4,200   H.F. Ahmanson & Co.                           153,300
   9,200   KeyCorp                                       448,500
   5,325   Mellon Bank Corp.                             387,394
   7,600   Morgan (J.P.) & Co. Inc.                      746,700
   9,200   National City Corp.                           428,950
  28,976   NationsBank Corp.                           1,604,546
  15,200   Norwest Corp.                                 703,000
  13,900   PNC Bank Corp.                                556,000
   2,200   Republic New York Corp.                       193,875
   9,100   Suntrust Banks, Inc.                          422,012
   6,200   U.S. Bancorp                                  331,700
   3,776   Wells Fargo & Co.                           1,072,856
                                                    ------------
                                                      18,698,185

-----------------------------------------------------------------
See Notes to Financial Statements.
                                      B-78

PORTFOLIO OF INVESTMENTS AS OF        THE PRUDENTIAL DRYDEN FUND
MARCH 31, 1997 (UNAUDITED)            STOCK INDEX FUND
----------------------------------------------------------------
----------------------------------------------------------------

SHARES      DESCRIPTION                           VALUE (NOTE 1)
----------------------------------------------------------------
BEVERAGES--3.7%
   1,600   Adolph Coors Co.                         $     34,000
  20,300   Anheuser Busch Cos., Inc.                     855,138
   2,900   Brown-Forman Corp.                            138,475
 102,000   Coca-Cola Co.                               5,699,250
  63,700   PepsiCo, Inc.                               2,078,212
  15,400   Seagram Co., Ltd.                             589,050
                                                    ------------
                                                       9,394,125
----------------------------------------------------------------
CHEMICALS--2.1%
   4,600   Air Products & Chemicals, Inc.                312,225
  10,000   Dow Chemical Co.                              800,000
  23,100   E.I. du Pont de Nemours & Co.               2,448,600
   3,100   Eastman Chemical Co.                          166,625
   4,200   Hercules, Inc.                                177,450
  24,200   Monsanto Co.                                  925,650
   2,800   Nalco Chemical Co.                            104,650
   2,600   Rohm & Haas Co.                               194,675
   4,000   Sigma-Aldrich Corp.                           123,500
   5,200   Union Carbide Corp.                           230,100
                                                    ------------
                                                       5,483,475
----------------------------------------------------------------
CHEMICALS-SPECIALTY--0.4%
   5,925   Engelhard Corp.                               124,425
   2,500   Great Lakes Chemical Corp.                    115,000
   5,900   Morton International, Inc.                    249,275
   6,500   Praxair, Inc.                                 291,688
   1,800   Raychem Corp.                                 148,275
   3,400   W.R. Grace & Co.                              161,075
                                                    ------------
                                                       1,089,738
----------------------------------------------------------------
COMMERCIAL SERVICES--0.2%
  16,325   CUC International Inc.(a)                     367,313
   3,400   Deluxe Corp.                                  110,075
   1,300   John H. Harland Co.                            30,875
   4,200   Moore Corp., Ltd.                              84,000
                                                    ------------
                                                         592,263
----------------------------------------------------------------
COMPUTER SOFTWARE & SERVICES--4.5%
   7,100   3Com Corp.(a)                            $    232,525
   1,800   Autodesk, Inc.                                 55,800
  12,000   Automatic Data Processing, Inc.               502,500
   8,000   Bay Networks, Inc.(a)                         143,000
   6,400   Cabletron Systems, Inc.(a)                    187,200
   3,000   Ceridian Corp.(a)                             107,625
  26,900   Cisco Systems, Inc.(a)                      1,294,562
  14,750   Computer Associates International,
             Inc.                                        573,406
   3,050   Computer Sciences Corp.(a)                    188,338
   7,300   Dell Computer Corp.(a)                        493,663
   9,500   EMC Corp.(a)                                  337,250
   1,300   Intergraph Corp.(a)                            10,075
   8,700   Micron Technology Inc.                        352,350
  49,400   Microsoft Corp.(a)                          4,529,362
   3,493   NCR Corp. (New)(a)                            123,128
  14,400   Novell, Inc.(a)                               136,800
  27,675   Oracle Systems Corp.(a)                     1,067,217
  10,200   Seagate Technology, Inc.                      457,725
   7,300   Silicon Graphics, Inc.(a)                     142,350
  15,300   Sun Microsystems, Inc.(a)                     441,788
   4,500   Tandem Computers Inc.(a)                       53,438
                                                    ------------
                                                      11,430,102
----------------------------------------------------------------
CONSTRUCTION--0.1%
   3,400   Fluor Corp.                                   178,500
   1,800   Foster Wheeler Corp.                           63,675
   1,100   Kaufman & Broad Home Corp.                     14,575
     900   Pulte Corp.                                    26,325
                                                    ------------
                                                         283,075
----------------------------------------------------------------
CONTAINERS--0.2%
   1,200   Ball Corp.                                     31,800
   2,300   Bemis Co., Inc.                                92,000
   5,200   Crown Cork & Seal Co., Inc.                   268,450
                                                    ------------
                                                         392,250

-----------------------------------------------------------------
See Notes to Financial Statements.
                                    B-79

PORTFOLIO OF INVESTMENTS AS OF        THE PRUDENTIAL DRYDEN FUND
MARCH 31, 1997 (UNAUDITED)            STOCK INDEX FUND
----------------------------------------------------------------
----------------------------------------------------------------

SHARES      DESCRIPTION                     VALUE (NOTE 1)
----------------------------------------------------------------
COSMETICS & SOAPS--2.4%
   3,200   Alberto-Culver Co.                       $     83,600
   5,300   Avon Products, Inc.                           278,250
   2,100   Clorox Co.                                    235,462
   6,000   Colgate-Palmolive Co.                         597,750
  22,700   Gillette Co.                                1,648,587
   4,450   International Flavors & Fragrances,
             Inc.                                        194,688
  27,900   Procter & Gamble Co.                        3,208,500
                                                    ------------
                                                       6,246,837
----------------------------------------------------------------
DIVERSIFIED GAS--0.2%
   4,400   Coastal Corp.                                 211,200
   1,000   Eastern Enterprises, Inc.                      30,875
   2,900   Enserch Corp.                                  59,450
   2,000   NICOR Inc.                                     64,000
   1,300   Oneok Inc.                                     33,800
                                                    ------------
                                                         399,325
----------------------------------------------------------------
DRUGS & MEDICAL SUPPLIES--9.0%
  31,900   Abbott Laboratories                         1,790,387
   2,600   Allergan, Inc.                                 75,725
   3,700   ALZA Corp.(a)                                 101,750
  26,200   American Home Products Corp.                1,572,000
  11,000   Amgen, Inc. (a)                               614,625
   2,300   Bausch & Lomb, Inc.                            90,850
  11,100   Baxter International, Inc.                    478,687
   5,000   Becton, Dickinson & Co.                       225,000
   5,100   Biomet, Inc.(a)                                86,063
   7,300   Boston Scientific Corp.(a)                    450,775
  41,100   Bristol-Myers Squibb Co.                    2,424,900
   2,200   C.R. Bard, Inc.                                62,700
   2,050   Covance, Inc.(a)                               33,056
  22,600   Eli Lilly & Co.                             1,858,850
   3,000   Guidant Corp.                                 184,500
  54,600   Johnson & Johnson Co.                       2,886,975
   3,100   Mallinckrodt, Inc.                            127,488
   9,800   Medtronic, Inc.                               610,050
  49,500   Merck & Co., Inc.                           4,170,375
  26,400   Pfizer Inc.                                 2,220,900
  20,755   Pharmacia & Upjohn, Inc.                      760,152
----------------------------------------------------------------
  15,100   Schering-Plough Corp.                    $  1,098,525
   3,300   St. Jude Medical, Inc.(a)                     110,138
   2,500   United States Surgical Corp.                   76,250
  11,100   Warner-Lambert Co.                            960,150
                                                    ------------
                                                      23,070,871
----------------------------------------------------------------
ELECTRICAL EQUIPMENT--0.4%
   7,300   Applied Materials, Inc.(a)                    338,538
   2,200   W.W. Grainger Inc.                            162,800
  25,900   Westinghouse Electric Corp.                   459,725
                                                    ------------
                                                         961,063
----------------------------------------------------------------
ELECTRONICS--4.6%
   5,600   Advanced Micro Devices, Inc.(a)               232,400
   5,000   Amdahl Corp.(a)                                46,875
   8,984   AMP, Inc.                                     308,825
   4,900   Apple Computer, Inc.                           89,425
   1,700   Data General Corp.(a)                          28,900
   6,300   Digital Equipment Corp.(a)                    172,463
   2,100   EG&G, Inc.                                     43,838
  18,200   Emerson Electric Co.                          819,000
   5,800   General Instrument Corp.(a)                   132,675
   1,600   Harris Corp.                                  123,000
  41,600   Hewlett-Packard Co.                         2,215,200
  33,700   Intel Corp.                                 4,688,512
   5,200   LSI logic Corp.(a)                            180,700
  24,300   Motorola, Inc.                              1,467,112
   5,900   National Semiconductors Corp.(a)              162,250
   1,700   Perkin-Elmer Corp.                            109,438
   3,300   Pioneer Hi-Bred International, Inc.           207,487
   2,400   Tandy Corp.                                   120,300
   1,400   Tektronix, Inc.                                70,700
   7,800   Texas Instruments, Inc.                       584,025
   2,200   Thomas & Betts Corp.                           94,050
                                                    ------------
                                                      11,897,175
----------------------------------------------------------------
ENVIRONMENTAL SERVICES--0.1%
  13,100   Laidlaw Inc. (Class "B" Stock)                180,125

----------------------------------------------------------------
See Notes to Financial Statements.
                                    B-80

PORTFOLIO OF INVESTMENTS AS OF        THE PRUDENTIAL DRYDEN FUND
MARCH 31, 1997 (UNAUDITED)            STOCK INDEX FUND
----------------------------------------------------------------
----------------------------------------------------------------

SHARES      DESCRIPTION                           VALUE (NOTE 1)
----------------------------------------------------------------
FINANCIAL SERVICES--2.9%
  19,400   American Express Co.                     $  1,161,575
   2,200   Beneficial Corp.                              142,175
  13,116   Dean Witter Discover & Co.                    457,421
  29,300   Federal Home Loan Mortgage Corp.              798,425
  44,900   Federal National Mortgage Association       1,622,012
  18,300   First Data Corp.                              619,912
   5,700   Green Tree Financial Corp.                    192,375
   4,200   H&R Block, Inc.                               123,375
   4,000   Household International, Inc.                 344,500
   1,800   MBIA, Inc.                                    172,575
  13,738   MBNA Corp.                                    382,933
   6,800   Merrill Lynch & Co., Inc.                     583,950
   6,200   Morgan Stanley Group, Inc.                    364,250
   4,400   Salomon, Inc.                                 219,450
   2,650   Transamerica Corp.                            237,175
                                                    ------------
                                                       7,422,103
----------------------------------------------------------------
FOOD & BEVERAGE--2.4%
  22,434   Archer-Daniels-Midland Co.                    401,008
  19,000   Campbell Soup Co.                             881,125
   9,900   ConAgra, Inc.                                 537,075
   5,900   CPC International, Inc.                       483,800
   1,300   Fleming Cos., Inc.                             22,750
   6,550   General Mills, Inc.                           406,919
   2,500   Giant Foods, Inc.                              80,000
  15,100   H.J. Heinz & Co.                              596,450
   6,200   Hershey Foods Corp.                           310,000
   8,550   Kellogg Co.                                   574,987
   5,700   Quaker Oats Co.                               208,050
   4,300   Ralston Purina Co.                            335,937
  19,900   Sara Lee Corp.                                805,950
   7,400   Sysco Corp.                                   252,525
   4,800   W.M. Wrigley Jr. Co.                          280,200
                                                    ------------
                                                       6,176,776
----------------------------------------------------------------
FOREST PRODUCTS--1.3%
   2,000   Boise Cascade Corp.                            61,000
   4,000   Champion International Corp.                  182,000
   3,750   Georgia-Pacific Corp.                         271,875
----------------------------------------------------------------
  12,216   International Paper Co.                  $    474,897
   3,500   James River Corp.                             101,937
  11,608   Kimberly-Clark Corp.                        1,153,545
   4,500   Louisiana-Pacific Corp.                        93,375
   2,100   Mead Corp.                                    111,300
   1,100   Potlatch Corp.                                 45,238
   4,000   Stone Container Corp.                          44,500
   2,300   Temple Inland Inc.                            120,750
   2,800   Union Camp Corp.                              131,950
   4,100   Westvaco Corp.                                103,012
   8,200   Weyerhaeuser Co.                              365,925
   2,300   Willamette Industries, Inc.                   143,750
                                                    ------------
                                                       3,405,054
----------------------------------------------------------------
GAS PIPELINES--0.6%
   6,318   Cinergy Corp.                                 215,602
   2,300   Columbia Gas System, Inc.                     133,112
   3,900   Consolidated Natural Gas Co.                  196,462
     539   El Paso Natural Gas Co.                        30,521
  10,600   Enron Corp.                                   402,800
   5,300   NorAm Energy Corp.                             77,513
   6,200   PanEnergy Corp.                               267,375
   1,300   Peoples Energy Corp.                           43,063
   6,400   Williams Companies, Inc.                      284,800
                                                    ------------
                                                       1,651,248
----------------------------------------------------------------
HEALTH SERVICES--0.1%
  12,800   Healthsouth Corp.(a)                          244,800
----------------------------------------------------------------
HOSPITAL MANAGEMENT--0.9%
   4,000   Beverly Enterprises, Inc.(a)                   57,000
  27,628   Columbia/HCA Healthcare Corp.                 928,991
   6,600   Humana, Inc.(a)                               145,200
   2,800   Manor Care, Inc.                               68,250
   9,600   Service Corp. International                   285,600
     900   Shared Medical Systems Corp.                   41,850
  12,200   Tenet Healthcare Corp.(a)                     300,425
   7,500   United Healthcare Corp.                       357,188
                                                    ------------
                                                       2,184,504

----------------------------------------------------------------
See Notes to Financial Statements.
                                    B-81

PORTFOLIO OF INVESTMENTS AS OF        THE PRUDENTIAL DRYDEN FUND
MARCH 31, 1997 (UNAUDITED)            STOCK INDEX FUND
----------------------------------------------------------------
----------------------------------------------------------------

SHARES      DESCRIPTION                           VALUE (NOTE 1)
----------------------------------------------------------------
HOUSING RELATED--0.5%
   1,700   Armstrong World Industries, Inc.         $    110,075
   1,400   Centex Corp.                                   49,350
   1,600   Fleetwood Enterprises, Inc.                    40,000
   7,100   Lowe's Companies, Inc.                        265,362
   6,700   Masco Corp.                                   239,525
   4,000   Maytag Corp.                                   82,500
   2,200   Owens Corning                                  88,550
   3,600   Stanley Works                                 136,350
   2,700   Tupperware Corp.                               90,450
   3,100   Whirlpool Corp.                               147,638
                                                    ------------
                                                       1,249,800
----------------------------------------------------------------
INSURANCE--4.0%
   6,200   Aetna, Inc.                                   532,425
  18,174   Allstate Corp.                              1,079,081
   8,300   American General Corp.                        338,225
  19,312   American International Group, Inc.          2,266,746
   4,500   Aon Corp.                                     275,625
   7,200   Chubb Corp.                                   387,900
   3,050   CIGNA Corp.                                   445,681
   6,800   Conseco, Inc.                                 242,250
   3,400   General Re Corp.                              537,200
   4,800   ITT Hartford Group Inc.                       346,200
   2,825   Jefferson-Pilot Corp.                         153,609
   4,300   Lincoln National Corp.                        230,050
   2,900   Marsh & McLennan Companies, Inc.              328,425
   2,400   MGIC Investment Corp.                         169,800
   3,900   Providian Corp.                               208,650
   5,200   SAFECO Corp.                                  208,000
   3,400   St. Paul Cos, Inc.                            220,575
   2,950   Torchmark Corp.                               163,356
  26,162   Travelers Group, Inc.                       1,252,506
   3,000   UNUM Corp.                                    219,000
   4,900   USF&G Corp.                                   105,350
   1,350   USLIFE Corp.                                   63,113
   6,800   Wachovia Corp.                                370,600
                                                    ------------
                                                      10,144,367
----------------------------------------------------------------
LEISURE--1.2%
   4,200   Brunswick Corp.                          $    112,875
   4,100   Harrah's Entertainment Inc.(a)                 70,213
   5,400   Hasbro, Inc.                                  147,825
   4,700   ITT Corp. (New)                               276,712
   1,600   King World Productions, Inc.(a)                58,400
  11,087   Mattel, Inc.                                  266,088
  27,692   Walt Disney, Co.                            2,021,516
                                                    ------------
                                                       2,953,629
------------------------------------------------------------
LODGING--0.3%
   5,300   HFS, Inc.(a)                                  312,038
  10,300   Hilton Hotels Corp.                           249,775
   5,200   Marriott International, Inc.                  258,700
                                                    ------------
                                                         820,513
----------------------------------------------------------------
MACHINERY--1.1%
   1,100   Briggs & Stratton Corp.                        49,363
   3,000   Case Corp.                                    152,250
   7,800   Caterpillar Inc.                              625,950
   1,400   Cincinnati Milacron, Inc.                      26,250
   4,400   Cooper Industries, Inc.                       190,850
  10,500   Deere & Co.                                   456,750
   4,700   Dover Corp.                                   246,750
   3,100   Eaton Corp.                                   219,712
   1,000   Giddings & Lewis, Inc.                         14,875
   2,000   Harnischfeger Industries, Inc.                 93,000
   4,400   Ingersoll-Rand Co.                            191,950
   1,602   PACCAR Inc.                                   106,934
   2,950   Parker-Hannifin Corp.                         126,112
   2,650   Snap-On Inc.                                  102,688
   6,200   Thermo Electron Corp.(a)                      191,425
   1,200   Timken Co.                                     64,200
                                                    ------------
                                                       2,859,059

----------------------------------------------------------------
See Notes to Financial Statements.
                                    B-82

PORTFOLIO OF INVESTMENTS AS OF         THE PRUDENTIAL DRYDEN FUND
MARCH 31, 1997 (UNAUDITED)             STOCK INDEX FUND
-----------------------------------------------------------------
-----------------------------------------------------------------

SHARES      DESCRIPTION                            VALUE (NOTE 1)
-----------------------------------------------------------------
MEDIA--1.7%
   13,550    Comcast Corp.                          $     228,656
    3,900    Dow Jones & Co., Inc.                        158,438
    6,900    Dun & Bradstreet Corp.                       175,088
    5,750    Gannett Co., Inc.                            493,781
    3,300    Interpublic Group of Companies, Inc.         174,075
    3,700    Knight-Ridder, Inc.                          147,538
    4,100    McGraw-Hill Companies, Inc.                  209,612
    2,200    Meredith Corp.                                50,875
    3,900    New York Times Co.                           172,088
    6,100    R.R. Donnelley & Sons, Co.                   212,737
   23,300    Time Warner, Inc.                          1,007,725
    4,100    Times Mirror Co.                             223,962
    5,100    Tribune Co.                                  206,550
   25,600    U.S. West Media Group                        476,800
   14,339    Viacom, Inc.(a)                              474,979
                                                    -------------
                                                        4,412,904
-----------------------------------------------------------------
MINERAL RESOURCES--0.7%
    2,000    ASARCO Inc.                                   56,250
   14,600    Barrick Gold Corp.                           346,750
    3,850    Cyprus Amax Minerals Co.                      91,438
    5,200    Echo Bay Mines, Ltd.                          34,450
    7,900    Freeport-McMoran Copper & Gold, Inc          239,962
    6,100    Homestake Mining Co.                          92,263
    7,000    Inco, Ltd.                                   228,375
    4,098    Newmont Mining Corp.                         158,798
    2,600    Phelps Dodge Corp.                           190,125
   10,300    Placer Dome, Inc.                            186,687
    5,440    Santa Fe Pacific Gold Corp.                   89,760
                                                    -------------
                                                        1,714,858
-----------------------------------------------------------------
MISCELLANEOUS BASIC INDUSTRY--4.2%
    8,900    Browning-Ferris Industries, Inc.             256,987
    6,800    Cognizant Corp.                              198,050
    1,800    Crane Co.                                     56,475
    2,700    Ecolab, Inc.                                 102,600
    1,450    FMC Corp.(a)                                  88,813
   67,500    General Electric Co.                       6,699,375
    2,000    General Signal Corp.                          78,250
    5,100    Illinois Tool Works, Inc.                    416,287
    4,700    ITT Industries, Inc.                         105,163
    4,700    Loews Corp.                                  417,712
-----------------------------------------------------------------
    1,800    Millipore Corp.                        $      76,275
      250    NACCO Industries, Inc.                        12,313
    5,333    Pall Corp.                                   123,326
    7,500    PPG Industries, Inc.                         405,000
    1,025    Quest Diagnostics Inc.(a)                     15,247
    3,400    Textron, Inc.                                357,000
    1,100    Trinova Corp.                                 36,850
    5,200    TRW, Inc.                                    269,100
    6,900    Tyco International, Ltd                      379,500
    2,250    Unisource Worldwide, Inc.                     34,594
   19,700    WMX Technologies, Inc.                       603,312
                                                    -------------
                                                       10,732,229
-----------------------------------------------------------------
MISCELLANEOUS CONSUMER GROWTH--1.8%
    3,200    American Greetings Corp.                     102,200
    3,900    Black & Decker Corp.                         125,287
    9,400    Corning, Inc.                                417,125
   13,700    Eastman Kodak Co.                          1,039,487
    1,500    Jostens, Inc.                                 33,938
   17,100    Minnesota Mining & Manufacturing Co.       1,444,950
    1,800    Polaroid Corp.                                71,550
    6,200    Rubbermaid, Inc.                             154,225
    6,600    Unilever N.V.                              1,229,250
    4,400    Whitman Corp.                                107,800
                                                    -------------
                                                        4,725,812
-----------------------------------------------------------------
OFFICE EQUIPMENT & SUPPLIES--2.2%
    4,300    Avery Dennison Corp.                         165,550
   11,100    Compaq Computer Corp.(a)                     850,538
    5,200    Honeywell, Inc.                              352,950
    5,400    Ikon Office Solutions Inc.                   180,900
   21,200    International Business Machines
               Corp.                                    2,912,350
    6,000    Pitney Bowes, Inc.                           352,500
    6,600    Unisys Corp.(a)                               42,075
   13,350    Xerox Corp.                                  759,281
                                                    -------------
                                                        5,616,144

------------------------------------------------------------------
See Notes to Financial Statements.
                                    B-83

PORTFOLIO OF INVESTMENTS AS OF        THE PRUDENTIAL DRYDEN FUND
MARCH 31, 1997 (UNAUDITED)            STOCK INDEX FUND
----------------------------------------------------------------
----------------------------------------------------------------

SHARES      DESCRIPTION                           VALUE (NOTE 1)
----------------------------------------------------------------
PETROLEUM--7.9%
   3,700   Amerada Hess Corp.                       $    196,100
  20,400   Amoco Corp.                                 1,767,150
   2,700   Ashland, Inc.                                 108,675
   6,650   Atlantic Richfield Co.                        897,750
   5,100   Burlington Resources, Inc.                    218,025
  26,700   Chevron Corp.                               1,858,987
  50,950   Exxon Corp.                                 5,489,862
   2,000   Kerr-McGee Corp.                              123,750
   1,400   Louisiana Land & Exploration Co.               66,325
  16,200   Mobil Corp.                                 2,116,125
  13,400   Occidental Petroleum Corp.                    329,975
   1,900   Pennzoil Co.                                   98,325
  10,800   Phillips Petroleum Co.                        441,450
  22,000   Royal Dutch Petroleum Co. (ADR)
             (Netherlands)                             3,850,000
   3,600   Santa Fe Energy Resources, Inc.(a)             49,950
   2,800   Sun Co., Inc.                                  73,150
   7,000   Tenneco Inc.                                  273,000
  10,800   Texaco Inc.                                 1,182,600
  10,260   Union Pacific Resources Group, Inc.           274,455
  10,100   Unocal Corp.                                  385,063
  11,800   USX - Marathon Group                          328,925
                                                    ------------
                                                      20,129,642
----------------------------------------------------------------
PETROLEUM SERVICES--1.1%
   6,000   Baker Hughes, Inc.                            230,250
   7,300   Dresser Industries, Inc.                      220,825
   5,000   Halliburton Co.                               338,750
   1,100   Helmerich & Payne, Inc.                        50,875
   2,200   McDermott International, Inc.                  47,025
   4,400   Oryx Energy Co.(a)                             84,700
  16,800   PG&E Corp.                                    394,800
   3,700   Rowan Companies, Inc.(a)                       83,713
  10,100   Schlumberger, Ltd.                          1,083,225
   3,500   Sonat, Inc.                                   190,750
   2,100   Western Atlas, Inc.(a)                        127,312
                                                    ------------
                                                       2,852,225
----------------------------------------------------------------
PRECIOUS METALS
   8,900   Battle Mountain Gold Co.                 $     58,963
----------------------------------------------------------------
RAILROADS--0.8%
   6,265   Burlington Northern, Inc.                     463,610
   2,667   Conrail, Inc.                                 300,704
   8,900   CSX Corp.                                     413,850
   5,100   Norfolk Southern Corp.                        434,775
  10,000   Union Pacific Corp.                           567,500
                                                    ------------
                                                       2,180,439
----------------------------------------------------------------
RESTAURANTS--0.6%
   5,950   Darden Restaurants, Inc.                       46,856
  28,600   McDonald's Corp.                            1,351,350
   5,400   Wendys International, Inc.                    111,375
                                                    ------------
                                                       1,509,581
----------------------------------------------------------------
RETAIL--4.7%
  10,400   Albertson's, Inc.                             353,600
   5,900   American Stores Co.                           262,550
   6,100   AutoZone, Inc.(a)                             137,250
   3,400   Charming Shoppes, Inc.                         18,275
   4,000   Circuit City Stores, Inc.                     133,500
   8,552   Costco Companies, Inc.(a)                     236,249
   4,300   CVS Corp.                                     198,337
   8,800   Dayton-Hudson Corp.                           367,400
   4,700   Dillard Department Stores, Inc.               148,050
   8,400   Federated Department Stores, Inc.(a)          276,150
   1,400   Great Atlantic & Pacific Tea Co., Inc.         35,525
   2,800   Harcourt General, Inc.                        130,200
  19,566   Home Depot, Inc.                            1,046,781
  10,300   J.C. Penney Co., Inc.                         490,537
  20,000   Kmart Corp.                                   242,500
   5,200   Kroger Co.(a)                                 263,900
   2,800   Liz Claiborne, Inc.                           122,150
   1,400   Longs Drug Stores Corp.                        32,900
  10,200   May Department Stores Co.                     464,100
   1,400   Mercantile Stores Co., Inc.                    64,925
   6,500   Newell Co.                                    217,750
  11,800   Nike, Inc. (Class B)                          731,600

----------------------------------------------------------------
See Notes to Financial Statements.
                                      B-84

PORTFOLIO OF INVESTMENTS AS OF        THE PRUDENTIAL DRYDEN FUND
MARCH 31, 1997 (UNAUDITED)            STOCK INDEX FUND
----------------------------------------------------------------
----------------------------------------------------------------

SHARES      DESCRIPTION                           VALUE (NOTE 1)
----------------------------------------------------------------
RETAIL (CONT'D.)
   3,300   Nordstrom, Inc.                          $    124,988
   2,400   Pep Boys - Manny, Moe & Jack                   72,000
   2,400   Reebok International, Ltd.                    107,700
   5,000   Rite Aid Corp.                                210,000
  16,100   Sears Roebuck & Co.                           809,025
   7,000   Sherwin-Williams Co.                          189,000
   2,000   Stride Rite Corp.                              30,000
   2,700   SUPERVALU, Inc.                                80,325
  11,700   The Gap, Inc.                                 391,950
  11,288   The Limited, Inc.                             207,417
   3,200   TJX Companies, Inc.                           136,800
  12,000   Toys 'R' Us, Inc.(a)                          336,000
  94,100   Wal-Mart Stores, Inc.                       2,623,037
  10,000   Walgreen Co.                                  418,750
   6,100   Winn-Dixie Stores, Inc.                       201,300
   5,700   Woolworth Corp.                               133,238
                                                    ------------
                                                      12,045,759
----------------------------------------------------------------
RUBBER--0.2%
   2,200   B.F. Goodrich Co.                              80,575
   3,800   Cooper Tire & Rubber Co.                       70,300
   6,300   Goodyear Tire & Rubber Co.                    329,175
                                                    ------------
                                                         480,050
----------------------------------------------------------------
STEEL--0.2%
   7,272   Allegheny Teldyne, Inc.                       204,525
   3,800   Armco, Inc.(a)                                 15,200
   4,500   Bethlehem Steel Corp.(a)                       37,125
   2,400   Inland Steel Industries, Inc.                  46,800
   3,700   Nucor Corp.                                   169,275
   3,500   USX-U.S. Steel Group, Inc.                     93,187
   3,750   Worthington Industries, Inc.                   71,719
                                                    ------------
                                                         637,831
----------------------------------------------------------------
TELECOMMUNICATIONS--3.4%
  20,600   AirTouch Communications, Inc.(a)              473,800
   7,700   Alltel Corp.                                  250,250
   3,788   Andrew Corp.(a)                               136,823
----------------------------------------------------------------
  66,400   AT&T Corp.                               $  2,307,400
   4,900   DSC Communications Corp.(a)                   102,594
   6,800   Frontier Corp.                                121,550
  26,070   Lucent Technologies, Inc.                   1,375,192
  28,200   MCI Communications Corp.                    1,004,625
  10,600   Northern Telecom, Ltd.                        692,975
   3,000   Scientific-Atlanta, Inc.                       45,750
  17,700   Sprint Corp.                                  805,350
  27,600   Tele-Communications, Inc.(a)                  331,200
   7,300   Tellabs, Inc.(a)                              263,713
  35,300   WorldCom Inc.(a)                              776,600
                                                    ------------
                                                       8,687,822
----------------------------------------------------------------
TEXTILES--0.2%
   3,000   Fruit of the Loom, Inc.(a)                    124,500
   2,000   National Service Industries, Inc.              78,250
   1,500   Russell Corp.                                  53,625
     900   Springs Industries, Inc.                       40,275
   2,600   V.F. Corp.                                    173,875
                                                    ------------
                                                         470,525
----------------------------------------------------------------
TOBACCO--1.7%
   7,000   American Brands, Inc.                         354,375
  33,450   Philip Morris Cos., Inc.                    3,817,481
   7,400   UST, Inc.                                     206,275
                                                    ------------
                                                       4,378,131
----------------------------------------------------------------
TRUCKING & SHIPPING--0.1%
   1,700   Caliber System, Inc.                           45,050
   4,600   Federal Express Corp.(a)                      239,775
   3,300   Ryder System, Inc.                             96,525
                                                    ------------
                                                         381,350

----------------------------------------------------------------
See Notes to Financial Statements.
                                    B-85

PORTFOLIO OF INVESTMENTS AS OF        THE PRUDENTIAL DRYDEN FUND
MARCH 31, 1997 (UNAUDITED)            STOCK INDEX FUND
----------------------------------------------------------------
----------------------------------------------------------------

SHARES      DESCRIPTION                           VALUE (NOTE 1)
----------------------------------------------------------------
UTILITY-COMMUNICATIONS--3.8%
  22,500   Ameritech Corp.                             1,383,750
  17,900   Bell Atlantic Corp.                         1,089,663
  40,700   BellSouth Corp.                             1,719,575
  39,400   GTE Corp.                                $  1,837,025
  18,000   NYNEX Corp.                                   821,250
  17,700   Pacific Telesis Group                         668,175
  24,700   SBC Communications Inc.                     1,299,837
  19,700   U.S. West Communications, Inc.                669,800
   8,900   Unicom Corp.                                  173,550
                                                    ------------
                                                       9,662,625
----------------------------------------------------------------
UTILITIES-ELECTRIC--2.2%
   7,600   American Electric Power Co.                   313,500
   6,000   Baltimore Gas & Electric Co.                  160,500
   6,100   Carolina Power & Light Co.                    221,125
   8,800   Central & South West Corp.                    188,100
   9,500   Consolidated Edison Co. of NY, Inc.           285,000
   7,300   Dominion Resources, Inc.                      265,537
   6,000   DTE Energy Co.                                161,250
   8,200   Duke Power Co.                                361,825
  17,700   Edison International                          398,250
   9,300   Entergy Corp.                                 227,850
   7,500   FPL Group, Inc.                               330,937
   5,000   GPU Corp.                                     160,625
   9,700   Houston Industries, Inc.                      202,488
   5,900   Niagara Mohawk Power Corp.                     50,150
   2,900   Northern States Power Co.                     137,388
   6,200   Ohio Edison Co.                               130,975
   3,600   Pacific Enterprises                           108,900
  12,200   PacifiCorp                                    260,775
   9,400   PECO Energy Co.                               191,525
   6,400   PP & L Resources Inc.                         129,600
   9,800   Public Service Enterprise Group, Inc.         257,250
  27,800   Southern Co.                                  587,275
   9,300   Texas Utilities Co.                           318,525
   4,200   Union Electric Co.                            154,875
                                                    ------------
                                                       5,604,225
                                                    ------------
           Total common stocks
             (cost $185,396,275)                     237,686,164
----------------------------------------------------------------
PRINCIPAL
 AMOUNT
  (000)      DESCRIPTION                          VALUE (NOTE 1)
SHORT-TERM INVESTMENTS--8.0%
----------------------------------------------------------------
U.S. GOVERNMENT SECURITIES--0.4%
 $100(b)   4.98%, 6/19/97                           $     98,907
  200(b)   5.05%, 6/19/97                                197,784
  700(b)   5.19%, 6/19/97                                692,027
                                                    ------------
           Total U.S. Government Securities
             (cost $988,718)                             988,718
----------------------------------------------------------------
REPURCHASE AGREEMENT--7.6%
  19,591   Joint Repurchase Agreement Account
             6.438%, 04/01/97(Note 4)
             (cost $19,591,000)                       19,591,000
                                                    ------------
           Total short-term investments
             (cost $20,579,718)                       20,579,718
----------------------------------------------------------------
TOTAL INVESTMENTS--100.8%
           (cost $205,975,993; Note 3)               258,265,882
           Liabilities in excess of other
             assets--(0.8%)                           (2,059,126)
                                                    ------------
           Net Assets--100%                         $256,206,756
                                                    ============

---------------
(a) Non-income producing security.
(b) Pledged as initial margin on futures contracts.
ADR--American Depository Receipt.
--------------------------------------------------------------------------------
See Notes to Financial Statements.
                                    B-86

                                                     THE PRUDENTIAL DRYDEN FUND
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)      STOCK INDEX FUND
--------------------------------------------------------------------------------

ASSETS                                                                                                          March 31, 1997
                                                                                                                --------------
Investments, at value (cost $205,975,993)..................................................................       $258,265,882
Cash.......................................................................................................                297
Receivable for Fund shares sold............................................................................            646,562
Dividends and interest receivable..........................................................................            370,160
Prepaid deferred expenses..................................................................................             11,258
                                                                                                                 -------------
   Total assets............................................................................................        259,294,159
                                                                                                                 -------------
LIABILITIES
Payable for Fund shares reacquired.........................................................................          1,459,155
Payable for investments purchased..........................................................................          1,080,548
Due to broker - variation margin...........................................................................            398,200
Accrued expenses...........................................................................................             81,696
Management fee payable.....................................................................................             67,804
                                                                                                                 -------------
   Total liabilities.......................................................................................          3,087,403
                                                                                                                 -------------
NET ASSETS.................................................................................................       $256,206,756
                                                                                                                 =============
Net assets were comprised of:
   Common stock, at par....................................................................................       $     14,762
   Paid-in capital in excess of par........................................................................        202,574,602
                                                                                                                 -------------
                                                                                                                   202,589,364
   Undistributed net investment income.....................................................................            946,211
   Accumulated net realized gain on investments............................................................          1,282,667
   Net unrealized appreciation on investments..............................................................         51,388,514
                                                                                                                 -------------
Net assets, March 31, 1997.................................................................................       $256,206,756
                                                                                                                 =============
Shares of beneficial interest issued and outstanding.......................................................         14,762,241
                                                                                                                 =============
Net asset value per share..................................................................................              17.36
                                                                                                                 =============

--------------------------------------------------------------------------------
See Notes to Financial Statements.
                                      B-87

THE PRUDENTIAL DRYDEN FUND
STOCK INDEX FUND
STATEMENT OF OPERATIONS (UNAUDITED)
------------------------------------------------------------

                                                  SIX MONTHS
                                                     ENDED
                                                   MARCH 31,
                                                     1997
NET INVESTMENT INCOME                             ----------
Income
   Dividends (net of foreign withholding taxes
      of $3,260)...............................   $ 2,015,637
   Interest....................................       501,550
                                                  -----------
      Total income.............................     2,517,187
                                                  -----------
Expenses
   Management fee..............................       352,217
   Administration fee..........................        26,557
   Transfer agent's fees and expenses..........        87,925
   Custodian's fees and expenses...............        65,000
   Reports to shareholders.....................        22,000
   Legal fees and expenses.....................        11,500
   Audit fees and expenses.....................         9,500
   Registration fees...........................         8,000
   Amortization of organization expenses.......         6,674
   Trustees' fees..............................         5,000
   Miscellaneous...............................         6,318
                                                  -----------
      Total expenses...........................       600,691
Less: Expense subsidy (Note 2).................       (16,070)
                                                  -----------
      Net expenses.............................       584,621
                                                  -----------
Net investment income..........................     1,932,566
                                                  -----------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Net realized gain on:
   Investment transactions.....................       144,070
   Financial futures contracts.................     1,581,326
                                                  -----------
                                                    1,725,396
                                                  -----------
Net change in unrealized appreciation
 (depreciation) on:
   Investments.................................    16,291,366
   Financial futures contracts.................      (917,600)
                                                  -----------
                                                   15,373,766
                                                  -----------
Net gain on investments........................    17,099,162
                                                  -----------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS......................   $19,031,728
                                                  ===========

THE PRUDENTIAL DRYDEN FUND
STOCK INDEX FUND
STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)
-------------------------------------------------------------

                                     SIX MONTHS
                                       ENDED          YEAR ENDED
                                      MARCH 31,       SEPTEMBER 30,
INCREASE                                1997             1996
IN NET ASSETS                        ----------      -------------
Operations
   Net investment income.........  $    1,932,566    $   2,743,808
   Net realized gain on
      investment transactions....       1,725,396        1,791,564
   Net change in unrealized
      appreciation on
      investments................      15,373,766       20,293,266
                                   --------------    -------------
   Net increase in net assets
      resulting from
      operations.................      19,031,728       24,828,638
                                   --------------    -------------
Dividends and distributions
   Dividends to shareholders from
      net investment income......      (3,111,526)      (2,181,628)
                                   --------------    -------------
   Distributions to shareholders
      from net realized gains....      (1,795,111)      (4,441,170)
                                   --------------    -------------
Fund share transactions
   Net proceeds from shares
      sold.......................     161,162,771      113,692,034
   Net asset value of shares
      issued to shareholders in
      reinvestment of
      distributions..............       4,906,633        6,622,798
   Cost of shares reacquired.....    (108,366,255)     (56,086,722)
                                   --------------    -------------
   Net increase in net assets
      from Fund share
      transactions...............      57,703,149       64,228,110
                                   --------------    -------------
Total increase...................      71,828,240       82,433,950
NET ASSETS
Beginning of period..............     184,378,516      101,944,566
                                   --------------    -------------
End of period....................  $  256,206,756    $ 184,378,516
                                   ==============    =============

------------------------------------------------------------------
See Notes to Financial Statements.
                                    B-88

                                               THE PRUDENTIAL DRYDEN FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)      STOCK INDEX FUND
-------------------------------------------------------------------------------
The Prudential Dryden Fund, (the "Company") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The Company was established as a Delaware business trust on May 11, 1992 and currently consists of two separate funds: Stock Index Fund (the "Fund") and Active Balanced Fund. Prior to October 28, 1996 the Company was named the Prudential Institutional Fund and prior to September 20, 1996 it consisted of seven separate funds, five of which were subsequently reorganized and combined with existing funds in the Prudential Mutual Funds family of funds (see Note 6).

The Company had no operations until July 7, 1992 when 10,000 shares of beneficial interest of the Company were sold for $100,000 to Prudential Institutional Fund Management, Inc. ("PIFM"). Investment operations of the Fund commenced on November 5, 1992. The Fund's investment objective seeks to provide investment results that correspond to the price and yield performance of Standard & Poor's 500 Composite Stock Price Index.
-------------------------------------------------------------------------------
NOTE 1. ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund.

Securities Valuation: Securities, including options, warrants, futures contracts and options thereon, for which the primary market is on a national securities exchange, commodities exchange or board of trade and NASDAQ national market equity securities are valued at the last sale price on such exchange or board of trade on the date of valuation or, if there was no sale on such day, at the average of readily closing bid and asked prices quoted on such day.

Securities, that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, shall be valued at the average of the most recently quoted bid and asked prices provided by a principal market maker or dealer.

U.S. Government securities for which market quotations are available shall be valued at a price provided by an independent broker/dealer or pricing service.

Securities for which reliable market quotations are not available or for which the pricing agent or principal market maker does not provide a valuation or provides a valuation that, in the judgement of one of the subadvisers, does not represent fair value, shall by valued at fair value as determined under procedures established by the Trustees.

In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults, and the value of the collateral declines or, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the "initial margin." Subsequent payments, known as "variation margin," are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

The Fund invests in financial futures contracts in order to hedge their existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value. Under a variety of circumstances, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying assets.

Dividends and Distributions: Dividends and distributions of the Fund are declared in cash and automatically reinvested in additional shares of the

--------------------------------------------------------------------------------

                                               THE PRUDENTIAL DRYDEN FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)      STOCK INDEX FUND
-------------------------------------------------------------------------------
Fund. The Fund will declare and distribute its net investment income and net capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Deferred Organizational Expenses: Approximately $450,000 of costs were incurred in connection with the organization and initial registration of the Company and have been deferred and are being amortized ratably over the date each of the Funds' commenced investment operations.
-------------------------------------------------------------------------------
NOTE 2. AGREEMENTS

The Fund had a management agreement with PIFM through October 30, 1996. Pursuant to this agreement, PIFM had responsibility for all investment advisory services and supervises the subadviser's performance of such services.

PIFM had a subadvisory agreement with The Prudential Investment Corporation ("PIC") through October 30, 1996. PIC furnished investment advisory services in connection with the management of the Fund. PIFM paid for the costs and expenses attributable to the subadvisory agreement and the salaries and expenses of all personnel of the Fund except for fees and expenses of unaffiliated Trustees. The Fund paid for all other costs and expenses.

Through October 30, 1996 the management fee paid PIFM was computed daily and payable monthly at an annual rate of .40 of 1% of the average daily net assets of the Fund. Effective October 31, 1996 the management fee paid PMF was computed daily and payable monthly at an annual rate of .30 of 1% of the average daily net assets of the Fund.

Effective October 31, 1996 the Fund entered a management agreement with Prudential Mutual Fund Management LLC ('PMF'). Pursuant to this agreement PMF has responsibility for all investment advisory services.

PMF entered into a subadvisory agreement with PIC. PIC, subject to the supervision of PMF, manages the assets of the Fund in accordance with its investment objectives and policies and in a manner consistent with the previous agreement. PMF pays for the costs and expenses attributable to the subadvisory agreement and the salaries and expenses of all personnel of the Fund except for fees and expenses of unaffiliated Trustees.

PIFM voluntarily agreed to subsidize a portion of the operating expenses of the Fund until October 30, 1996. Such expenses were recovered by PIFM through October 30, 1996 so long as the total expense ratio did not exceed the predetermined level set forth in the Fund's prospectus of .60% per annum. For the six months ended March 31, 1997, PIFM subsidized $16,070 of the expenses of the Fund (.007% of the average net assets of the Fund/$.001 per share).

The Fund had an administration agreement with PMF through October 30, 1996. The administration fee paid PMF was computed daily and payable monthly, at an annual rate of .17% of the Company's average daily net assets up to $250 million and
 .15% of the Company's average daily net assets in excess of $250 million. PMF furnished to the Fund such services as the Fund may require in connection with the administration of the Fund's business affairs. PMF also provided certain transfer agent services through its wholly-owned subsidiary, Prudential Mutual Fund Services, Inc. ("PMFS"). For such services, PMFS was paid .03% of the Company's daily net assets up to $250 million and .02% of the Company's average daily net assets in excess of $250 million from the administration fee paid to PMF. Upon termination of the administration agreement, PMFS will enter into a separate transfer agency agreement directly with the Fund.

Effective October 31, 1996 Prudential Securities Incorporated ("PSI") became the distributor of the Fund's shares. Under the distribution agreement, PSI will incur the expenses of distributing the Fund's shares, none of which is reimbursed by or paid for by the Fund.

PIFM, PIC, PMF and PSI are indirect wholly-owned subsidiaries of the Prudential Insurance Company of America.
-------------------------------------------------------------------------------

NOTE 3. PORTFOLIO SECURITIES

Purchases and sales of portfolio securities, excluding short-term investments, for the six months ended March 31, 1997 aggregated $48,658,157 and $626,905, respectively.
--------------------------------------------------------------------------------

                                               THE PRUDENTIAL DRYDEN FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)      STOCK INDEX FUND
-------------------------------------------------------------------------------
On March 31, 1997, the Stock Index Fund purchased 23 financial futures contracts on the S&P 500 Index expiring June, 1997. The cost of such contracts was $18,335,375. The value of such contracts on March 31, 1997 was $17,434,000, thereby resulting in an unrealized loss of $901,375.

The cost basis of investments for federal income tax purposes is substantially the same as for financial reporting purposes and, accordingly, as of March 31, 1997, net unrealized appreciation for federal income tax purposes was $52,289,889 (gross unrealized appreciation--$55,255,235 gross unrealized depreciation--$2,965,346).
-------------------------------------------------------------------------------
NOTE 4. JOINT REPURCHASE AGREEMENT ACCOUNT

The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. At March 31, 1997, the Fund had a 2.03% undivided interest in the repurchase agreements in the joint account. The undivided interest represented $19,591,000 in principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor was as follows:

Bear, Stearns & Co., Inc., 6.40%, in the principal amount of $315,000,000, repurchase price $315,056,000, due 4/1/97. The value of the collateral including accrued interest was $321,684,450.

CS First Boston Corp., 6.45%, in the principal amount of $250,000,000, repurchase price $250,044,792, due 4/1/97. The value of the collateral including accrued interest was $256,162,625.

Goldman, Sachs & Co., Inc., 6.50%, in the principal amount of $315,000,000, repurchase price $315,056,875, due 4/1/97. The value of the collateral including accrued interest was $321,300,771.

J.P. Morgan Securities, Inc., 6.00%, in the principal amount of $18,220,000, repurchase price $18,223,037, due 4/1/97. The value of the collateral including accrued interest was $18,584,479.

UBS Securities, Inc., 6.40% in the principal amount of $65,000,000, repurchase price $65,011,556, due 4/1/97. The value of the collateral including accrued interest was $66,300,284.
-------------------------------------------------------------------------------
NOTE 5. CAPITAL

The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value per share. Transactions in shares of beneficial interest during the six months ended March 31, 1997 and the fiscal year ended September 30, 1996 were as follows:

                                            SIX MONTHS
                                               ENDED           YEAR ENDED
                                             MARCH 31,        SEPTEMBER 30,
                                               1997               1996
                                            ----------       -------------
Shares sold...............................   9,188,807           7,589,233
Shares issued in reinvestment of dividends
 and distributions........................     283,293             467,712
Shares reacquired.........................  (6,190,037)         (3,745,568)
                                            ----------       -------------
Net increase..............................   3,282,063           4,311,377
                                            ==========       =============

Of the shares outstanding at March 31, 1997, PIFM and affiliates owned 4,340,936 shares of the Fund.
-------------------------------------------------------------------------------
NOTE 6. REORGANIZATION

On May 17, 1996, the Trustees of the Company approved an Agreement and a Plan of Reorganization (the 'Plan of Reorganization') for five other series of the Company. The Plan of Reorganization was approved by shareholders on September 6, 1996. This Fund approved a new manager, distributor and transfer agency agreements on October 30, 1996.

Under the Plan of Reorganization, all of the assets and liabilities of the Growth Stock Fund, Balanced Fund, Income Fund and Money Market Fund ('Series') were transferred at net asset value for equivalent value Class Z shares of Prudential Jennison Fund, Inc., Prudential Allocation Fund--Balanced Portfolio, Prudential Government Income Fund, Inc. and Prudential MoneyMart Assets, Inc., respectively. These Series then ceased operations.

International Stock Fund joined the Prudential Global Fund as separate series of a newly named Prudential World Fund. Existing shareholders became Class Z shareholders and the International Stock Fund also began offering Classes A, B and C shares.

Active Balanced Fund and the Fund remained with The Prudential Institutional Fund (renamed the Prudential Dryden Fund) as separate funds. Existing shareholders of the Active Balanced Fund became Class Z shareholders and Active Balanced Fund began offering Classes A, B and C shares. The Fund offers a single class of shares. Effective October 30, 1996 these funds were managed by PMF, PMFS will provide transfer agency services and PSI will act as distributor.
--------------------------------------------------------------------------------

                                                  THE PRUDENTIAL DRYDEN FUND
FINANCIAL HIGHLIGHTS (UNAUDITED)                  STOCK INDEX FUND
--------------------------------------------------------------------------------

                                                                                                                NOVEMBER 5,
                                                          SIX MONTHS                                              1992(a)
                                                            ENDED            YEAR ENDED SEPTEMBER 30,             THROUGH
                                                           MARCH 31,      ---------------------------------     SEPTEMBER 30,
                                                             1997          1996         1995        1994           1993
                                                          ----------     --------     --------     -------     -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................     $  16.06      $  14.22     $  11.27     $ 11.12       $   10.00
                                                          ---------      --------     --------     -------     -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b).............................          .14           .25          .23         .26             .23
Net realized and unrealized gain on investment
   transactions.......................................         1.57          2.44         2.97         .11             .94
                                                          ---------       -------      -------      ------      ----------
  Total from investment operations....................         1.71          2.69         3.20         .37            1.17
                                                          ---------       -------      -------      ------      ----------
LESS DISTRIBUTIONS:
Dividends from net investment income..................         (.26)         (.28)        (.22)       (.18)           (.05)
Distributions from net realized gains.................         (.15)         (.57)        (.03)       (.04)             --
                                                          ---------      --------     --------     -------     -----------
  Total distributions.................................         (.41)         (.85)        (.25)       (.22)           (.05)
                                                          ---------      --------     --------     -------     -----------
Net asset value, end of period........................     $  17.36      $  16.06     $  14.22     $ 11.27       $   11.12
                                                          =========      ========     ========     =======     ===========
TOTAL RETURN(d).......................................        10.65%        19.72%       29.02%       3.33%          11.73%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).......................     $256,207      $184,379     $101,945     $50,119       $  27,142
Average net assets (000)..............................     $224,665      $142,540     $ 71,711     $38,098       $  18,807
Ratios to average net assets: (b)
  Expenses............................................          .52%(c)       .60%         .60%        .60%            .60%(c)
  Net investment income...............................         1.73%(c)      1.92%        2.55%       2.34%           2.41%(c)
Portfolio turnover rate...............................            1%            2%          11%          2%              1%
Average commission rate paid per share................     $ 0.0250      $ 0.0250          N/A         N/A             N/A

---------------
(a) Commencement of investment operations.
(b) Net of expense subsidy.
(c) Annualized.
(d) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized. Total return includes the effect of expense subsidies.
N/A--Data not required for these periods.
--------------------------------------------------------------------------------
See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                    APPENDIX
--------------------------------------------------------------------------------

                 S&P RATINGS, MOODY'S AND DUFF & PHELPS RATINGS


S&P RATINGS CORPORATE BOND RATINGS:

         AAA-Bonds rated AAA have the highest rating assigned by S&P Ratings to a debt obligation. Capacity to pay interest and repay principal is extremely strong.


         AA-Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

         A-Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

         BBB-Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

         BB, B, CCC, CC, C-Bonds rated BB, B, CCC, CC, or C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

MOODY'S CORPORATE BOND RATINGS:

         Aaa-Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these issues.

         Aa-Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be a greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A-Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa-Bonds rate Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba-Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well-safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B-Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa-Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca-Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other market shortcomings.

         C-Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Moody's applies the numerical modifiers 1, 2 and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DUFF & PHELPS BOND RATINGS:

         AAA-Bonds rated AAA by Duff & Phelps are considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

         AA+, AA, AA-Bonds rated AA, AA or AA- are considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

         A+, A, A-Bonds rated A+, A or A- have protection factors which are average but adequate; however, risk factors are more variable and greater in periods of economic stress.

         BBB+, BBB, BBB-Bonds rated BBB, BBB or BBB- have below average protection factors but are still considered sufficient for prudent investment. These bonds demonstrate considerable variability in risk during economic cycles.


         BB+, BB, BB-Bonds rated BB+, BB or BB- are below investment grade but are still deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

         B+, B, B-Bonds rated B+, B or B- are below investment grade and possess the risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.


         CCC-Bonds rated CCC are well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

         DD-Bonds rated DD are defaulted debt obligations. The issuer failed to meet scheduled principal and/or interest payments.

S&P COMMERCIAL PAPER RATINGS:


         Commercial paper rate A-1 by S&P Ratings indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is strong, but the relative degree of safety is not as high as for issues designated A-1.


MOODY'S COMMERCIAL PAPER RATINGS:

         The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

DUFF & PHELPS COMMERCIAL PAPER RATINGS:

         Duff & Phelps commercial paper ratings are divided into three categories, ranging from "1" for the highest quality obligations to "3" for the lowest. No ratings are issued for companies whose paper is not deemed investment grade. Issues assigned the Duff 1 rating are considered top grade. This category is further divided into three gradations as follows: Duff 1 plus--highest certainty of timely payment, short-term liquidity, including internal operating factors and/or ready access to alternative sources of funds, is clearly outstanding and safety is just below risk-free U.S. Treasury short-term obligations; Duff 1--very high certainty or timely payment liquidity factor are excellent and supported by strong fundamental protection factors, risk factors are minor; Duff 1 minus-high certainty of timely payment, liquidity factors are strong and supported by good fundamental protection factors, risk factors are very small. Issues rated Duff 2 represent a good certainty of timely payment; liquidity factors and company fundamentals are sound; although ongoing internal funds needs may enlarge total financing requirements, access to capital markets is good; risk factors are small. Duff 3 represents a satisfactory grade; satisfactory liquidity and other protection factors qualify issue as to investment grade; risk factors are larger and subject to more variation; nevertheless timely payment is expected.

                     APPENDIX I--HISTORICAL PERFORMANCE DATA

         The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

         This chart shows the long-term performance of various asset classes and the rate of inflation.

                EACH INVESTMENT PROVIDES A DIFFERENT OPPORTUNITY

                                     [CHART


                          Value of $1.00 Invested on
                          1/1/26 through 12/31/96

Small Stocks                                                     $4,495.99
Common Stock                                                     $1,370.95
Long-Term Bonds                                                  $   33.73
Treasury Bills                                                   $   13.54
Inflation                                                        $    8.87



Source: Stock, Bonds, Bills and Inflation 1996 Yearbook, Ibbotson Associates Chicago, Illinois (annualy updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any asset class or any Prudential Mutual Fund.



Generally, stock returns are due to capital appreciation and reinvesting any gains. Bond returns are due mainly to reinvesting interest. Also, stock prices are usually more volatile than bond prices over the long-term. Small stock returns for 1926-1980 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

Long-term government bond returns are measured using a constant one-bond portfolio with a maturity of roughly 20 years. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

         Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1987 through 1996. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Funds or of any sector in which the Funds invest.

         All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Fund Expenses" in each Fund's Prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.


                                     [Chart]

                              HISTORICAL TOTAL RETURNS OF DIFFERENT BOND MARKET SECTORS
                              '87        '88       '89       '90        '91       '92       '93       '94        '95      '96
U.S. GOVERNMENT
TREASURY BONDS(1)             2.0%       7.0%     14.4%      8.5%      15.3%      7.2%     10.7%     (3.4)%     18.4%     2.7%

U.S. GOVERNMENT
MORTGAGE
SECURITIES(2)                 4.3%       8.7%     15.4%     10.7%      15.7%      7.0%      6.8%     (1.6)%     16.8%     5.4%

U.S. INVESTMENT GRADE
CORPORATE BONDS(3)            2.6%       9.2%     14.1%      7.1%      18.5%      8.7%     12.2%     (3.9)%     22.3%     3.3%

U.S. HIGH YIELD
CORPORATE BONDS(4)            5.0%      12.5%      0.8%     (9.6)%     46.2%     15.8%     17.1%     (1.0)%     19.7%    11.4%

WORLD GOVERNMENT
BONDS(5)                     35.2%       2.3%     (3.4)%    15.3%      16.2%      4.8%     15.1%     (6.0)%     19.6%     4.1%

DIFFERENCE BETWEEN HIGHEST
AND LOWEST RETURN PERCENT    33.2       10.2      18.8      24.9       30.9      11.0      10.3       9.9        5.5      8.7


1 LEHMAN BROTHERS TREASURY BOND INDEX is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.

2 LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).

3 LEHMAN BROTHERS CORPORATE BOND INDEX includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year.

4 LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year.

5 SALOMON BROTHERS WORLD GOVERNMENT INDEX (NON U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

This chart illustrates the performance of major world stock markets for the period from 1986 through 1995. It does not represent the performance of any Prudential Mutual Fund.

                                     [Chart]

AVERAGE ANNUAL TOTAL RETURNS OF MAJOR WORLD STOCK MARKETS (1986-1995) IN U.S. DOLLARS)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


Hong Kong           23.8%
Belgium             20.7%
Sweden              19.4%
Netherland          19.3%
Spain               17.9%
Switzerland         17.1%
France              15.3%
U.K.                15.0%
U.S.                14.8%
Japan               12.8%
Austria             10.9%
Germany             10.7%


Source: Morgan Stanley Capital International (MSCI) Used with permission. Morgan Stanley Country indices are unmanaged indices which include those stocks making up the largest two-thirds of each country's total stock market capitalization. Returns reflect the reinvestment of all distributions. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any specific investment. Investors cannot invest directly in stock indices.



This chart shows the growth of a hypothetical $10,000 investment made in the stocks representing the S&P 500 stock index with and without reinvested dividends.


                                     [Chart]

                                   1969-1996

            Capital Appreciation and Reinvesting Dividends--$228,416
                       Capital Appreciation Only--$80,463



Source: Stocks, Bonds, Bills and Inflation 1996 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. This chart is used for illustrative purposes only and is not intended to represent the past, present or future performance of any Prudential Mutual Fund. Common stock total return is based on the Standard & Poor's 500 Stock Index, a market-value-weighted index made up of 500 of the largest stocks in the U.S. based upon their stock market value. Investors cannot invest directly in indices.


                                     [Chart]

                  WORLD STOCK MARKET CAPITALIZATION BY REGION
                           WORLD TOTAL: $9.2 TRILLION

          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          U.S.                40.8%
          Pacific Basin       20.7%
          Europe              28.3%
          Canada               2.2%


Source: Morgan Stanley Capital International, December 1995. Used with permission. This chart represents the capitalization of major world stock markets as measured by the Morgan Stanley Capital International (MSCI) World Index. The total market capitalization is based on the value of 1579 companies in 22 countries (representing approximately 60% of the aggregate market value of the stock exchanges). This chart is for illustrative purposes only and does not represent the allocation of any Prudential Mutual Fund.

         This chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.


              LONG U.S. TREASURY BOND YIELD IN PERCENT (1926-1996)



                                     [CHART]


----------
Source: Stocks, Bonds, Bills, and Inflation 1996 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. The chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-1995. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential Mutual Fund.

         The following chart, although not relevant to share ownership in the Funds, may provide useful information about the effects of a hypothetical investment diversified over different asset portfolios. The chart shows the range of annual total returns for major stock and bond indices for the period from December 31, 1975 through December 31, 1995. The horizontal "Best Returns Zone" band shows that a hypothetical blended portfolio constructed of one-third U.S. stocks (S&P 500), one-third foreign stocks (EAFE Index), and one-third U.S. bonds (Lehman Index) would have eliminated the "highest highs" and "lowest lows" of any single asset class.


                                     [CHART]

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              THE RANGE OF ANNUAL TOTAL RETURNS FOR MAJOR STOCK &
                      BOND INDICES OVER THE PAST 20 YEARS
                              (12/31/75-12/31/95)*

                                   S&P 500         EAFE         Lehman Aggregate
                                     37.6%         69.9%        32.6%
                                     -7.2%        -23.2%        -2.9%
Best Returns Zone
with a Diversified Blend
1/3 S&P 500 Index
1/3 EAFE Index
1/3 Lehman Aggregate Index


----------
*Source: Prudential Investment Corporation based on data from Lipper Analytical New Application (LANA). Past performance is not indicative of future results. The S&P 500 Index is a weighted, unmanaged index comprised of 500 stocks which provides a broad indication of stock price movements. The Morgan Stanley EAFE Index is an unmanaged index comprised of 20 overseas stock markets in Europe, Australia, New Zealand and the Far East. The Lehman Aggregate Index includes all publicly-issued investment grade debt with maturities over one year, including U.S. government and agency issues, 15 and 30 year fixed-rate government agency mortgage securities, dollar denominated SEC registered corporate and government securities, as well as asset-backed securities. Investors cannot invest directly in stock or bond market indices.

                   APPENDIX II--GENERAL INVESTMENT INFORMATION

         The following terms are used in mutual fund investing.

ASSET ALLOCATION

         Asset allocation is a technique for reducing risk, providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION


         Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.


DURATION

         Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

         Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, i.e., principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

         Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

         Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

              APPENDIX III--INFORMATION RELATING TO THE PRUDENTIAL

         Set forth below is information relating to The Prudential Insurance Company of America (Prudential) and its subsidiaries as well as information relating to the Prudential Mutual Funds. See "Management of the Fund--Manager" in the Prospectus. The data will be used in sales materials relating to the Prudential Mutual Funds. Unless otherwise indicated, the information is as of December 31, 1995 and is subject to change thereafter. All information relies on data provided by The Prudential Investment Corporation (PIC) or from other sources believed by the Manager to be reliable. Such information has not been verified by the Fund.

INFORMATION ABOUT PRUDENTIAL

         The Manager and PIC(1) are subsidiaries of Prudential, which is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31, 1995. Its primary business is to offer a full range of products and services in three areas: insurance, investments and home ownership for individuals and families; health-care management and other benefit programs for employees of companies and members of groups; and asset management for institutional clients and their associates. Prudential (together with its subsidiaries) employs more than 92,000 persons worldwide, and maintains a sales force of approximately 13,000 agents and 5,600 financial advisors. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas. Prudential uses the Rock of Gibraltar as its symbol. The Prudential rock is a recognized brand name throughout the world.


         Insurance. Prudential has been engaged in the insurance business since 1875. It insures or provides financial services to more than 50 million people worldwide--one of every five people in the United States. Long one of the largest issuers of individual life insurance, the Prudential has 19 million life insurance policies in force today with a face value of $1 trillion. Prudential has the largest capital base ($11.4 billion) of any life insurance company in the United States. Prudential provides auto insurance for more than 1.7 million cars and insures more than 1.4 million homes.

         Money Management. Prudential is one of the largest pension fund managers in the country, providing pension services to 1 in 3 Fortune 500 firms. It manages $36 billion of individual retirement plan assets, such as 401(k) plans. In July 1996, Institutional Investor ranked Prudential the fifth largest institutional money manager of the 300 largest money management organizations in the United States as of December 31, 1995. As of December 31, 1995, Prudential had more than $314 billion in assets under management. Prudential Investments, a business group of Prudential, (of which Prudential Mutual Funds is a key part) manages over $190 billion in assets of institutions and individuals.


         Real Estate. The Prudential Real Estate Affiliates, the fourth largest real estate brokerage network in the United States, has more than 34,000 brokers and agents and more than 1,100 offices in the United States.(2)


         Healthcare. Over two decades ago, Prudential introduced the first federally-funded, for-profit HMO in the country. Today, almost 5 million Americans receive healthcare from a Prudential managed care membership.

         Financial Services. The Prudential Bank, a wholly-owned subsidiary of Prudential, has nearly $3 billion in assets and serves nearly 1.5 million customers across 50 states.


INFORMATION ABOUT THE PRUDENTIAL MUTUAL FUNDS


         Prudential Mutual Fund Management is the fifteenth largest mutual fund company in the country, with over 2.5 million shareholders invested in more than 50 mutual fund portfolios and variable annuities with more than 3.7 million shareholder accounts.


         The Prudential Mutual Funds have over 30 portfolio managers who manage over $55 billion in mutual fund and variable annuity assets. Some of Prudential's portfolio managers have over 20 years of experience managing investment portfolios.

         From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the Subadviser in national and regional publications, on television and in other media. Additionally, individual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as The Wall Street Journal, The New York Times, Barron's and USA Today.

----------

(1) Prudential Investments, a business group of PIC, serves as the Subadviser to substantially all of the Prudential Mutual Funds. Wellington Management Company serves as the subadviser to Global Utility Fund, Inc., Nicholas-Applegate Capital Management as the subadviser to Nicholas-Applegate Fund, Inc., Jennison Associates Capital Corp. as the subadviser to Prudential Jennison Series Fund, Inc. and Prudential Active Balanced Fund, a portfolio of Prudential Dryden Fund, Mercator Asset Management LP, as the subadviser to International Stock Series, a portfolio of Prudential World Fund, Inc., and BlackRock Financial Management, Inc. as the subadviser to The BlackRock Government Income Trust. There are multiple subadvisers for The Target Portfolio Trust.


(2)   As of December 31, 1994.


                                      III-1

         Equity Funds. Forbes magazine listed Prudential Equity Fund among twenty mutual funds on its Honor Roll in its mutual fund issue of August 28, 1995. Honorees are chosen annually among mutual funds (excluding sector funds) which are open to new investors and have had the same management for at least five years. Forbes considers, among other criteria, the total return of a mutual fund in both bull and bear markets as well as a fund's risk profile. Prudential Equity Fund is managed with a "value" investment style by PIC. In 1995, Prudential Securities introduced Prudential Jennison Growth Fund, a growth-style equity fund managed by Jennison Associates Capital Corp., a premier institutional equity manager and a subsidiary of Prudential.

         High Yield Funds. Investing in high yield bonds is a complex and research intensive pursuit. A separate team of high yield bond analysts monitor the 167 issues held in the Prudential High Yield Fund (currently the largest fund of its kind in the country) along with 100 or so other high yield bonds, which may be considered for purchase(3). Non-investment grade bonds, also known as junk bonds or high yield bonds, are subject to a greater risk of loss of principal and interest including default risk than higher-rated bonds. Prudential high yield portfolio managers and analysts meet face-to-face with almost every bond issuer in the High Yield Fund's portfolio annually, and have additional telephone contact throughout the year.

         Prudential's portfolio managers are supported by a large and sophisticated research organization. Fourteen investment grade bond analysts monitor the financial viability of approximately 1,750 different bond issuers in the investment grade corporate and municipal bond markets--from IBM to small municipalities, such as Rockaway Township, New Jersey. These analysts consider among other things sinking fund provisions and interest coverage ratios.


         Prudential's portfolio managers and analysts receive research services from almost 200 brokers and market service vendors. They also receive nearly 100 trade publications and newspapers--from Pulp and Paper Forecaster to Women's Wear Daily--to keep them informed of the industries they follow.


         Prudential Mutual Funds' traders scan over 100 computer monitors to collect detailed information on which to trade. From natural gas prices in the Rocky Mountains to the results of local municipal elections, a Prudential portfolio manager or trader is able to monitor it if it's important to a Prudential mutual fund.

         Prudential Mutual Funds trade approximately $31 billion in U.S. and foreign government securities a year. PIC seeks information from government policy makers. In 1995, Prudential's portfolio managers met with several senior U.S. and foreign government officials, on issues ranging from economic conditions in foreign countries to the viability of index-linked securities in the United States.

         Prudential Mutual Funds' portfolio managers and analysts met with over 1,200 companies in 1995, often with the Chief Executive Officer (CEO) or Chief Financial Officer (CFO). They also attended over 250 industry conferences.

         Prudential Mutual Fund global equity managers conducted many of their visits overseas, often holding private meetings with a company in a foreign language (our global equity managers speak 7 different languages, including Mandarin Chinese).

         Trading Data(4). On an average day, Prudential Mutual Funds' U.S. and foreign equity trading desks traded $77 million in securities representing over
3.8 million shares with nearly 200 different firms. Prudential Mutual Funds' bond trading desks traded $157 million in government and corporate bonds on an average day. That represents more in daily trading than most bond funds tracked by Lipper even have in assets(5). Prudential Mutual Funds' money market desk traded $3.2 billion in money market securities on an average day, or over $800 billion a year. They made a trade every 3 minutes of every trading day. In 1994, the Prudential Mutual Funds effected more than 40,000 trades in money market securities and held on average $20 billion of money market securities(6).

         Based on complex-wide data, on an average day, over 7,250 shareholders telephoned Prudential Mutual Fund Services, Inc., the Transfer Agent of the Prudential Mutual Funds, on the Prudential Mutual Funds' toll-free number. On an annual basis, that represents approximately 1.8 million telephone calls answered.

----------
(3) As of December 31, 1995. The number of bonds and the size of the Fund are subject to change.
(4) Trading data represents average daily transactions for portfolios of the Prudential Mutual Funds for which PIC serves as the subadviser, portfolios of the Prudential Series Fund and institutional and non-US accounts managed by Prudential Mutual Fund Investment Management, a division of PIC, for the year ended December 31, 1995.
(5) Based on 669 funds in Lipper Analytical Services categories of Short U.S. Treasury, Short U.S. Government, Intermediate U.S. Treasury, Intermediate U.S. Government, Short Investment Grade Debt, Intermediate Investment Grade Debt, General U.S. Treasury, General U.S. Government and Mortgage funds.
(6)   As of December 31, 1994.


                                      III-2

INFORMATION ABOUT PRUDENTIAL SECURITIES

         Prudential Securities is the fifth largest retail brokerage firm in the United States with approximately 5,600 financial advisors. It offers to its clients a wide range of products, including Prudential Mutual Funds and annuities. As of December 31, 1995, assets held by Prudential Securities for its clients approximated $168 billion. During 1994, over 28,000 new customer accounts were opened each month at PSI7.


         Prudential Securities has a two-year Financial Advisor training program plus advanced education programs, including Prudential Securities "university," which provides advanced education in a wide array of investment areas. Prudential Securities is the only Wall Street firm to have its own in-house Certified Financial Planner (CFP) program. In the December 1995 issue of Registered Rep, an industry publication, Prudential Securities' Financial Advisor training programs received a grade of A- (compared to an industry average of B+).

         In 1995, Prudential Securities' equity research team ranked 8th in Institutional Investor magazine's 1995 "All America Research Team" survey. Five Prudential Securities analysts were ranked as first-team finishers8.


         In addition to training, Prudential Securities provides its financial advisors with access to firm economists and market analysts. It has also developed proprietary tools for use by financial advisors, including the Financial ArchitectSM, a state-of-the-art asset allocation software program which helps Financial Advisors to evaluate a client's objectives and overall financial plan, and a comprehensive mutual fund information and analysis system that compares different mutual funds.

         For more complete information about any of the Prudential Mutual Funds, including charges and expenses, call your Prudential Securities financial adviser or Pruco/Prudential representative for a free prospectus. Read it carefully before you invest or send money.

----------
7     As of December 31, 1994.

8 On an annual basis, Institutional Investor magazine surveys more than 700 institutional money managers, chief investment officers and research directors, asking them to evaluate analysts in 76 industry sectors. Scores are produced by taking the number of votes awarded to an individual analyst and weighting them based on the size of the voting institution. In total, the magazine sends its survey to approximately 2,000 institutions and a group of European and Asian institutions.



                                      III-3